UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14C
(Rule 14c-101)
INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
SECURITIES EXCHANGE ACT OF 1934
(Amendment No. 1)
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☑	Preliminary information statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))
☐	Definitive information statement
WESTWOOD ONE, INC.
(Name of Registrant as Specified in Its Charter)
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WESTWOOD ONE, INC.
1166 Avenue of the Americas, 10th Floor
New York, NY 10036
NOTICE OF ACTION BY WRITTEN CONSENT
[•], 2011
To the Stockholders of Westwood One, Inc.:
You are receiving this notice because stockholders of Westwood One, Inc., a Delaware corporation, which we refer to as the “Company,” representing the requisite voting power thereof, have approved and adopted by written consent the following matters that are explained below and in the Information Statement:
•	The merger of Verge Media Companies, Inc., a Delaware corporation, which we refer to as “Verge,” with and into Radio Network Holdings, LLC, a Delaware limited liability company and direct, wholly-owned subsidiary of the Company, which we refer to as “Merger Sub,” pursuant to the Merger Agreement, dated as of July 30, 2011, a copy of which is attached hereto as Annex A and which we refer to as the “Merger Agreement;”
•	An Amended and Restated Certificate of Incorporation of the Company, a copy of which is attached hereto as Annex B-1 and two Certificates of Designation, Powers, Preferences and Rights, attached hereto as Annex B-2 and Annex B-3, respectively, which we collectively refer to as the “Restated Charter,” and which, among other things, reclassify the Company’s common stock into Class A Common Stock, par value $0.01 per share, authorize a new class of common stock to be designated as Class B Common Stock, par value $0.01 per share, and designate two new series of preferred stock, Series A Preferred Stock and Series B Preferred Stock; and
•	The issuance of shares of Class B Common Stock and, if any, Series A Preferred Stock of the Company to Verge’s stockholders pursuant to the Merger Agreement.
Under the rules of the Securities and Exchange Commission, the corporate actions that are described above may be effected no earlier than twenty (20) business days after we have provided this notice and mailed our Information Statement relating to the matters described above to our stockholders.

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Overview of the Merger
On July 30, 2011, the Company, Merger Sub and Verge entered into the Merger Agreement pursuant to which Verge will merge with and into Merger Sub, which we refer to as the “Merger,” with Merger Sub surviving as a direct, wholly-owned subsidiary of the Company. In the Merger, Verge’s stockholders will be entitled to receive 6.884183 common shares of the Company for each common share of Verge held by them. This exchange ratio was adjusted from the 6.90453 number included in the Merger Agreement following the execution of the Merger Agreement due to the expiration of certain stock options of the Company related to the sale of Metro Networks, Inc. and its subsidiaries, SmartRoute Systems, Inc. and TLAC, Inc. and the issuance of certain restricted stock units to our directors as is customary, and is subject to further adjustment as provided in the Merger Agreement. In addition, pursuant to the Merger Agreement, upon consummation of the Merger the Company will issue to stockholders of Verge a new series of preferred stock having an aggregate liquidation preference of $8,000,000, subject to adjustment upon the closing of the Merger based on the respective net debt amounts of the Company and Verge on the business day prior to the closing. Assuming the Merger had been consummated on June 30, 2011, on a pro forma basis giving effect to the respective net debt amounts of the Company and Verge as of such date, the Company would have issued to stockholders of Verge 15,060 shares of the new series of preferred stock having an aggregate liquidation preference of $15,060,000.
Following the closing of the Merger, based on the Company’s and Verge’s respective capitalizations as of July 30, 2011, and the exchange ratio of 6.884183, we estimate that current Company stockholders together with holders of outstanding options exercisable for Company common stock and restricted stock units will own approximately 41%, and current Verge stockholders will own approximately 59%, of the issued and outstanding shares of common stock of the combined company on a fully diluted basis.
Overview of the Recapitalization
Immediately prior to the Merger, the Company will file the Restated Charter which, among other things, (i) reclassifies the Company’s existing common stock on a share-for-share basis into a new class of common stock to be designated as Class A Common Stock, par value $.01 per share, which we refer to as the “Reclassification,” (ii) authorizes a new class of common stock to be designated as Class B Common Stock, par value $.01 per share, which is to be issued to Verge’s stockholders in the Merger, and (iii) designates two new series of preferred stock of the Company, Series A Preferred Stock and Series B Preferred Stock, which are senior to the common stock and may be issued in connection with the Merger under certain circumstances described herein. The Class A Common Stock and the Class B Common Stock will be identical except for certain class voting and approval rights (including with respect to election of directors) and, under certain circumstances, Class B Common Stock automatically converts into Class A Common Stock, as described in this Information Statement. We refer to the Reclassification, the other amendments to the Company’s certificate of incorporation pursuant to the Restated Charter and certain amendments to the Company’s Amended and Restated By-Laws as described in the Information Statement, as the “Recapitalization.”

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The Company’s common shares are currently listed on the NASDAQ Global Market under the symbol “WWON.” Upon the closing of the Recapitalization and the Merger, the Company intends to continue to list its shares of Class A Common Stock on the NASDAQ Global Market and to change its stock symbol to “DIAL.” The shares of Class B Common Stock and Series A Preferred Stock will not be publicly listed or traded.
The Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger and the Recapitalization, have been approved, as applicable, by the board of directors and the requisite stockholders of each of the Company and Verge, as well as by the Company, as sole member of Merger Sub.
Purpose of Information Statement
This Notice and the Information Statement are being furnished to you for your information to comply with the requirements of the Securities Exchange Act of 1934, as amended. Pursuant to Section 228(e) of the Delaware General Corporation Law, the Company previously sent to the Company’s stockholders the required notice of corporate action without a meeting by less than unanimous consent of the Company’s stockholders, covering the items to which holders of common stock of the Company, having not less than the minimum number of votes that would be necessary to authorize or take such action, consented to on July 30, 2011. You are urged to read the Information Statement carefully in its entirety. However, no action is required on your part in connection with this document and the related actions. No meeting of our stockholders will be held or proxies requested for these matters because they have already been consented to by holders of common stock of the Company, having not less than the minimum number of votes that would be necessary to authorize or take such action, acting by written consent in lieu of a meeting.
Important Notice Regarding the Availability of Information Statement Materials in connection with this Notice of Stockholder Action by Written Consent:
The Information Statement, including our current and periodic reports filed with the U.S. Securities and Exchange Commission and amendments to those reports, may be obtained through our website at www.westwoodone.com.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
Sincerely,
By the Order of the Board of Directors
David Hillman
General Counsel and Secretary
[•], 2011

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ANNEXES

Annex A	Agreement and Plan of Merger
Annex B-1	Amended and Restated Certificate of Incorporation
Annex B-2	Certificate of Designation, Powers, Preferences and Rights of Series A Preferred Stock of Westwood One, Inc.
Annex B-3	Certificate of Designation, Powers, Preferences and Rights of Series B Preferred Stock of Westwood One, Inc.
Annex C	First Amendment to Amended and Restated By-Laws
Annex D	Opinion of Financial Advisor to the Company
Annex E	Financial Statements of Verge as of December 31, 2010 and 2009 and for the Years Ended December 31, 2010, 2009 and 2008, and as of June 30, 2011 and for the Six Months Ended June 30, 2011

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1166 Avenue of the Americas, 10th Floor
New York, NY 10036
INFORMATION STATEMENT
PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934
AND RULE 14C-2 THEREUNDER
THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED IN THIS INFORMATION STATEMENT. THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT HAVE BEEN CONSENTED TO BY THE HOLDERS OF A MAJORITY IN VOTING POWER OF THE OUTSTANDING SHARES OF THE COMPANY’S COMMON STOCK.
WE ARE NOT ASKING YOU FOR A PROXY OR CONSENT AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR CONSENT.
THERE ARE NO APPRAISAL RIGHTS AVAILABLE TO HOLDERS OF COMMON STOCK WITH RESPECT TO THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT.
Dated [•], 2011
INTRODUCTION
On July 30, 2011, Westwood One, Inc., a Delaware corporation, which we refer to as the “Company,” “we,” “us” or “our,” Radio Network Holdings, LLC, a Delaware corporation and a direct, wholly-owned subsidiary of the Company, which we refer to as “Merger Sub,” and Verge Media Companies, Inc., a Delaware corporation, which we refer to as “Verge,” entered into a Merger Agreement, a copy of which is attached hereto as Annex A and which we refer to as the “Merger Agreement,” pursuant to which, among other things, (i) Verge will merge with and into Merger Sub, which we refer to as the “Merger,” with Merger Sub surviving as a direct, wholly-owned subsidiary of the Company and (ii) immediately prior to the Merger, the Company will file the Amended and Restated Certificate of Incorporation of the Company, a copy of which is attached hereto as Annex B-1 and two Certificates of Designation, Powers, Preferences and Rights, attached hereto as Annex B-2 and Annex B-3 respectively, which we collectively refer to as the “Restated Charter,” to effect the Reclassification and the other amendments to the Company’s organizational documents described below and more fully in this Information Statement. Following the closing of the Merger, based on the Company’s and Verge’s respective capitalizations as of July 30, 2011, and the exchange ratio of 6.884183, we estimate that current Company stockholders together with holders of outstanding options exercisable for Company common stock and restricted stock units will own approximately 41%, and current Verge stockholders will own approximately 59%, of the issued and outstanding shares of common stock of the combined company on a fully diluted basis.

The Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger, the Recapitalization and the Parent Stock Issuance have been approved, as applicable, by the board of directors of each of the Company, which we refer to as the “Board,” and Verge, as well as by the Company, as sole member of Merger Sub, and by Gores Radio Holdings, LLC, which we refer to as “Gores,” as owner of 76.2% of the Company’s issued and outstanding voting securities as of July 30, 2011.
The Company is sending this Information Statement to the holders of record at the close of business on August 31, 2011 of the Company’s shares of common stock outstanding as of such date. This Information Statement is sent for the purpose of informing you, as one of our stockholders, in the manner required under Regulation 14(c) promulgated under the Securities Exchange Act of 1934, as amended, which we refer to as the “Exchange Act,” that the Board has approved, and Gores, as holder of a majority of the Company’s issued and outstanding voting securities, as permitted by our Amended and Restated By-Laws, which we refer to as the “By-Laws,” and Section 228 of the Delaware General Corporation Law, which we refer to as the “DGCL,” has previously executed the Written Consent of Stockholders of Westwood One, Inc., which we refer to as the “Gores Written Consent,” with respect to the following actions:
•	The adoption of the Merger Agreement and the approval of the Merger;
•	The adoption and approval of the Restated Charter which, among other things, reclassifies the Company’s common stock into Class A Common Stock, par value $0.01 per share, which we refer to as the “Reclassification,” authorizes a new class of common stock to be designated as Class B Common Stock, par value $0.01 per share, which, together with Class A Common Stock, we refer to as the “New Common Stock,” and designates two new series of preferred stock, Series A Preferred Stock and Series B Preferred Stock. We refer to the Reclassification, the other amendments to the Company’s certificate of incorporation pursuant to the Restated Charter, and certain amendments to the By-Laws as described in this Information Statement, as the “Recapitalization;” and
•	The approval of the issuance to Verge’s stockholders in the Merger of shares of Class B Common Stock representing approximately 59% of the total issued and outstanding shares of common stock of the combined company on a fully diluted basis and shares of Series A Preferred Stock having an aggregate liquidation preference of $8,000,000, subject to adjustment upon the closing of the Merger based on the respective net debt amounts of the Company and Verge on the business day prior to the closing, which issuances we refer to as the “Parent Stock Issuance.”

Under Section 228 of the DGCL, unless prohibited in a corporation’s certificate of incorporation, any action required or permitted by the DGCL to be taken at an annual or special meeting of stockholders of a Delaware corporation may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Article 11 of the Company’s current Amended and Restated Certificate of Incorporation allows for action by stockholders by written consent, without a meeting and without prior notice.
Under rules adopted by the U.S. Securities and Exchange Commission, which we refer to as the “SEC,” we are also providing access to the Information Statement over the Internet. The Information Statement, including our current and periodic reports filed with the SEC and amendments to those reports, may be obtained through our website at www.westwoodone.com. In addition, stockholders may request to receive future information statements or similar mailings in printed form by mail or electronically by email on an ongoing basis.
Under Section 262 of the DGCL, stockholders are not entitled to appraisal rights in connection with the Merger, the Recapitalization, the Parent Stock Issuance and related transactions.

SUMMARY TERM SHEET
This summary highlights the material information in this Information Statement. To fully understand the proposed actions, and for a more complete description of the legal terms of the actions, you should carefully read this entire Information Statement, including the annexes and documents incorporated by reference herein, and the other documents to which the parties have referred you. For information on how to obtain the documents that are on file with the Securities and Exchange Commission, please see the section of this Information Statement entitled “Where Stockholders Can Find More Information.”
Parties to the Merger
The Company
•	Westwood One, Inc., is a provider of network radio programming, providing more than 5,000 radio stations with over 150 news, sports, music, talk and entertainment programs, features, live events and digital content. For more information about Westwood One, Inc., visit www.westwoodone.com.
•	The Company was incorporated on June 21, 1985, under the laws of the state of Delaware. The Company’s shares of common stock are quoted on the NASDAQ Global Market under the ticker symbol “WWON.” The Company’s principal executive offices are located at 1166 Avenue of the Americas, 10th Floor, New York, NY 10036, and its telephone number is (212) 641-2000.
Merger Sub
•	Radio Network Holdings, LLC is a direct, wholly-owned subsidiary of the Company and was formed solely for purposes of the Merger.
•	Merger Sub was formed on July 28, 2011, under the laws of the state of Delaware. Merger Sub’s principal executive offices are located at 1166 Avenue of the Americas, 10th Floor, New York, NY 10036, and its telephone number is (212) 641-2000.
Verge
•	Verge Media Companies, Inc. is the ultimate parent company of all of the entities that will be acquired by the Company in the Merger. One of the entities the Company will acquire in the Merger is Dial Communications Global Media, LLC, which we refer to as “Dial Global.” Dial Global is a provider of national advertising sales representation to over 200 radio programs, services and networks on over 6,000 stations. In addition, Dial Global produces the Dial Global 24/7 Formats, as well as Prep Services, Jingles and Imaging as well as long and short form radio programs which it distributes to over 6,000 radio stations nationwide. For more information about Dial Global, visit www.dial-global.com.
•	Verge, a privately held company, was incorporated on February 24, 2009, under the laws of the state of Delaware. Verge’s principal executive offices are located at 220 West 42nd Street, New York, NY 10036, and its telephone number is (212) 419-2900.

The Merger
General Description
•	Pursuant to the Merger Agreement, Verge will merge with and into Merger Sub, a direct, wholly-owned subsidiary of the Company, with Merger Sub surviving as a direct, wholly-owned subsidiary of the Company succeeding to and assuming all of the rights, properties, liabilities and obligations of Verge.
Merger Consideration
•	Subject to the terms and conditions of the Merger Agreement, upon consummation of the Merger, Verge’s stockholders will be entitled to receive 6.884183 shares of new Class B Common Stock of the Company for each common share of Verge held by them. This exchange ratio was adjusted from the 6.90453 number included in the Merger Agreement following the execution of the Merger Agreement due to the expiration of certain stock options of the Company related to the sale of Metro Networks, Inc. and its subsidiaries, SmartRoute Systems, Inc. and TLAC, Inc., which we collectively refer to as the “Metro Traffic Business,” and the issuance of certain restricted stock units to our directors as is customary, and is subject to further adjustment as provided in the Merger Agreement. In addition, pursuant to the Merger Agreement, upon consummation of the Merger the Company will issue to stockholders of Verge shares of Series A Preferred Stock of the Company having an aggregate liquidation preference of $8,000,000, subject to adjustment upon the closing of the Merger based on the respective net debt amounts of the Company and Verge on the business day prior to the closing. Assuming the Merger had been consummated on June 30, 2011, on a pro forma basis giving effect to the respective net debt amounts of the Company and Verge as of such date, the Company would have issued to stockholders of Verge 15,060 shares of Series A Preferred Stock having an aggregate liquidation preference of $15,060,000.
•	Following the closing of the Merger, based on the Company’s and Verge’s respective capitalizations as of July 30, 2011, and the exchange ratio of 6.884183, we estimate that current Company stockholders together with holders of outstanding options exercisable for Company common stock and restricted stock units will own approximately 41%, and current Verge stockholders will own approximately 59%, of the issued and outstanding shares of common stock of the combined company on a fully diluted basis.
The Recapitalization
General Description
•	Immediately prior to the Merger, the Company will file the Restated Charter, which, among other things, (i) authorizes two classes of common stock, par value $0.01 per share, to be designated as Class A Common Stock and Class B Common Stock, and (ii) designates two new series of preferred stock of the Company, Series A Preferred Stock and Series B Preferred Stock. We are also making certain amendments to our By-Laws which are summarized below.

The Reclassification
•	Upon the effectiveness of the Restated Charter, each issued and outstanding share of Company common stock shall be reclassified and automatically converted into one share of Class A Common Stock without any further action on the part of the Company’s stockholders.
Voting Rights and Directors
•	Each share of Class A Common Stock and Class B Common Stock will be entitled to one vote for all matters submitted to a vote of the Company’s stockholders whether voting separately as a class or together as a single class, and will be identical in all respects except as described below and under “—Automatic Conversion.”
•	Until the Board Trigger Date (defined below), the members of the board of directors of the combined company shall be determined as follows:
•	the holders of Class A Common Stock voting as a separate class will be entitled to elect three members to the board of directors of the combined company, which we refer to as the “Class A Directors;”
•	the Chief Executive Officer of the Company shall have the right to be nominated to the board of directors of the combined company and shall be elected by the holders of Class A Common Stock and Class B Common Stock voting together as a single class; and
•	the holders of Class B Common Stock voting as a separate class will be entitled to elect all other members of the board of directors of the combined company, which we refer to as the “Class B Directors.”
•	At least one Class A Director is required to be an “Independent Director” (as defined by NASDAQ Marketplace Rule 5605(a)(2) or any successor provision), and must be reasonably acceptable to a majority of the Class B Directors. At least two Class B Directors are required to be Independent Directors and must be reasonably acceptable to a majority of the Class A Directors.
•	Certain actions of the Company may not be taken without approval of a majority of the Class A Directors, the Class B Directors or all of the Independent Directors, as described below under “The Recapitalization—Restated Charter.”
•	After the Board Trigger Date, the holders of the Class A Common Stock and the holders of the Class B Common Stock voting together as a single class will be entitled to elect all members of the board of directors of the combined company.

•	The “Board Trigger Date” means the later of (x) the date that is 18 months following the effective date of the Restated Charter and (y) the date on which at least 35% of the outstanding shares of New Common Stock are freely tradable on the NASDAQ Stock Market or other national securities exchange.
•	Until the third anniversary of the effective date of the Restated Charter, the affirmative vote of the holders of Class A Common Stock shall be required to approve a sale of the Company, unless the price per share of Class A Common Stock in such sale exceeds $7.78 minus the per share amount of all cash dividends to holders of record after July 30, 2011 and prior to the date of such sale (subject, in each case, to adjustment based upon stock splits, stock dividends and transactions having similar effects).
Automatic Conversion
•	Class B Common Stock may be held only by Verge stockholders and their affiliates. As a result, each share of Class B Common Stock transferred to any other person will automatically convert to one share of Class A Common Stock.
•	In addition, each share of Class B Common Stock will automatically convert into one share of Class A Common Stock upon the later of (i) the third anniversary of the effective date of the Restated Charter and (ii) the date upon which both of the following conditions are satisfied: (x) at least 35% of the outstanding shares of New Common Stock are freely tradable on the NASDAQ Stock Market or other national securities exchange and (y) Verge’s stockholders and their affiliates cease to own a majority of the outstanding shares of voting securities of the Company.
Series A Preferred Stock
•	As to dividends and distributions of assets upon liquidation, dissolution or winding up of the Company, the Series A Preferred Stock will rank senior over the New Common Stock and junior to the Series B Preferred Stock.
•	Each holder of the Series A Preferred Stock shall be entitled to receive dividends when, as and if declared by the board of directors of the combined company or a duly authorized committee thereof out of funds of the Company legally available therefor at an annual rate equal to (i) 9% per annum from and excluding the issue date through and including the second anniversary of the issue date, (ii) 12% per annum from the day immediately following the second anniversary of the issue date through and including the fourth anniversary of the issue date, and (iii) 15% per annum thereafter. Dividends shall be paid in cash and, to the extent not paid on March 15, June 15, September 15 or December 15 of any given year, shall accumulate and remain accumulated dividends until paid to the holders of the Series A Preferred Stock. No cash dividends shall in any instance be paid in the first year after the Series A Preferred Stock is issued, and the Company may further pay cash dividends to the New Common Stock and not on the Series A Preferred Stock during such first year notwithstanding the priority of the Series A Preferred Stock otherwise set forth in the Restated Charter.

•	Following the first anniversary of the issue date, the Company may redeem the Series A Preferred Stock for cash at the Company’s option. The redemption price as of any given date shall be equal to the liquidation preference of $1,000 per share, plus all dividends accumulated thereon and all accrued and unpaid dividends to the payment date.
•	The holders of the shares of the Series A Preferred Stock shall not have any right to convert such shares into or exchange such shares for any other class or series of stock or obligations of the Company.
•	Upon the liquidation, bankruptcy, dissolution or winding up of the Company, the holders of the shares of the Series A Preferred Stock shall be entitled to an amount of cash equal to the liquidation preference of $1,000 per share, plus all dividends accumulated thereon and all accrued and unpaid dividends to the payment date. A change of control will be considered a liquidation, dissolution or winding up of the Company.
•	The Series A Preferred Stock shall not have any voting powers, either general or special, except that the affirmative vote or consent of the holders of a majority of the outstanding shares of the Series A Preferred Stock will be required for any amendment of the Restated Charter if the amendment would specifically alter or change the powers, preferences or rights of the shares of the Series A Preferred Stock so as to affect them adversely.
Series B Preferred Stock
The terms of the Series B Preferred Stock are substantially the same as the terms of the Series A Preferred Stock described above, except:
•	As to dividends and distributions of assets upon liquidation, dissolution or winding up of the Company, the Series B Preferred Stock will rank senior over the New Common Stock and the Series A Preferred Stock.
•	Dividends on the Series B Preferred Stock shall accrue at an annual rate equal to (i) 15% per annum from and excluding the issue date through and including the third anniversary of the issue date and (ii) 17% per annum thereafter.
Amendment to the Amended and Restated By-Laws
The amendments to the By-Laws will provide as follows:
•	Nominations of persons to serve as directors of the board of directors of the combined company, the number of directors on the board of directors of the combined company (including the minimum number of independent directors), the length of service of each director on the board of directors of the combined company, and the filling of vacancies on the board of directors of the combined company must all be in compliance with the Restated Charter.

•	Transfers of stock of the Company must also be in compliance with the Restated Charter.
•	Special meetings of the board of directors of the combined company may be called by any two directors and require 48 hours’ prior notice to the other directors.
•	Committees of the board of directors of the combined company must consist of at least one Class A Director and one Class B Director (for so long as there are Class B Directors).
•	The Company will be the indemnitor of first resort with respect to directors affiliated with Gores or Oaktree.
•	The board of directors of the combined company must have a minimum of three independent directors or a higher number if required by the SEC or the rules and regulations of the NASDAQ Stock Market or any other securities exchange or quotation system on which the Company’s securities are listed or quoted for trading in the future and, in the case of a higher number so being required, the board of directors of the combined company will be expanded to allow for the appointment of any additional independent directors so required, and each such additional seat will be filled with an independent director appointed by a majority of the board of directors of the combined company and elected annually by the holders of New Common Stock, voting as a single class.
•	Any salaries paid to a director, or any other fees payable to directors for the attendance of meetings, must be approved by the board of directors of the combined company.
•	Until the Board Trigger Date:
•	the By-Laws may not be amended in a manner contrary to the Restated Charter;
•	without the consent of a majority of the Class A Directors, the By-Laws may not be amended in a manner that materially adversely affects the holders of Class A Common Stock in a disproportionate manner relative to holders of Class B Common Stock, or adversely affects the approval rights of the Class A Directors and holders of Class A Common Stock to approve a sale of the Company; and
•	without the consent of a majority of the Class B Directors, the By-Laws may not be amended in a manner that materially adversely affects the holders of Class B Common Stock in a disproportionate manner relative to holders of Class A Common Stock, or adversely affects the approval rights of the Class B Directors.

For more information about the Recapitalization, including a summary of the material differences between the rights of holders of our existing common stock and Class A Common Stock after the Recapitalization, see “The Recapitalization—Restated Charter,” “—Amendment to Amended and Restated Bylaws of the Company” and “—Comparison of the Rights of Holders of Existing Common Stock and Class A Common Stock.”
The Merger Agreement
•	The Company and Verge have made certain customary representations and warranties to each other in the Merger Agreement.
•	The parties have agreed to use their respective reasonable best efforts to do all things necessary, proper or advisable to consummate the Merger, including obtaining all necessary approvals and consents, subject to certain limitations.
•	Completion of the Merger is subject to certain conditions, including, among others:
•	completion of approximately $265 million of debt financing for the transaction;

•	the expiration or early termination of the waiting period applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, which we refer to as the “HSR Act,” and any required approvals thereunder, which early termination was granted on August 24, 2011;

•	receipt of certain other required regulatory approvals;

•	the absence of legal impediments to the Merger;

•	the absence of certain material adverse changes or events;

•	the accuracy of the other party’s representations and warranties (subject to customary materiality qualifiers and other qualifying disclosures which are not necessarily reflected in the Merger Agreement);

•	there not being holders of more than 3% of the outstanding shares of Verge common stock that have demanded appraisal rights pursuant to the DGCL;

•	the effectiveness of the Recapitalization, including the Reclassification;

•	receipt of tax opinions; and

•	the execution and delivery by the parties and certain of their affiliates of various ancillary documents and agreements described below and more fully in this Information Statement.

•	The Merger Agreement may be terminated by:
•	mutual consent of the Company and Verge;

•	the Company or Verge if the Merger has not been completed by October 28, 2011 (so long as the terminating party’s failure to perform its obligations under the Merger Agreement is not the primary reason for the closing not having occurred by that date);

•	the Company or Verge if the Merger has been permanently enjoined or declared illegal;

•	the Company or Verge upon certain breaches of the Merger Agreement by the other party;

•	the Company if holders of more than 3% of the outstanding shares of Verge common stock have demanded appraisal rights pursuant to the DGCL;

•	the Company if it receives an unsolicited Superior Proposal (as defined in the Merger Agreement) on or before August 26, 2011 and, as a result, the Board believes it is required to terminate the Merger Agreement pursuant to its fiduciary duties, and subject to certain additional limitations; and

•	Verge if the Board takes certain adverse actions, including changing its recommendation regarding approval of the Merger or approving or recommending an alternative transaction.
•	If the Merger Agreement is terminated pursuant to the circumstances described in the two immediately preceding bullets, which we refer to as the “Fiduciary Termination Provisions,” the Company will be required to pay Verge a termination fee of $5,625,000.
•	If the Merger is not consummated, the fees and expenses incurred by each party in connection with the Merger and related transactions shall be the sole responsibility of such incurring party, except that (a) the fees and expenses incurred by the parties in respect of such parties’ legal counsel after the date of execution of the Merger Agreement shall be split equally between the Company and Verge, (b) filing fees incurred in respect of filings under the HSR Act shall be split equally between the Company and Verge, and (c) the fees and expenses incurred by the parties in respect of the obtaining of the debt financing at any time (including prior to the date of execution of the Merger Agreement) shall be split equally between the Company and Verge.

•	If the Merger is consummated, the combined company shall pay and/or reimburse the Company and Verge for all reasonable documented out-of-pocket fees and expenses incurred by the Company and Verge (including prior to the date of execution of the Merger Agreement), as applicable, in order to consummate the transactions contemplated by the Merger Agreement.
•	The Company agreed to deliver at the closing a number of shares of Series A Preferred Stock with a liquidation preference equal to $8,000,000 to the holders of Verge common stock, subject to adjustment upon the closing of the Merger based on the respective net debt amounts of the Company and Verge on the business day prior to the closing. If such adjustment results in a negative value, the Company shall not deliver the shares of Series A Preferred Stock and the exchange ratio shall be adjusted as described under “The Merger Agreement—Delivery of Series A Preferred Stock; Net Debt Adjustment.”
•	On the business day immediately preceding the closing, the Company shall declare a dividend (payable to record holders of Company common stock as of such date) equal to the excess, if any, of (a) $47,901,155, over (b) the aggregate net indebtedness of the Company and its subsidiaries as of the close of business on the business day immediately prior to the closing, as calculated in accordance with the Merger Agreement.
•	For more information about the terms of the Merger Agreement, see “The Merger Agreement.”
Determination and Recommendation of the Board of Directors
On July 30, 2011, the Board determined that the Merger, the Recapitalization, the Parent Stock Issuance and related transactions were advisable, fair to and in the best interests of the Company’s stockholders (other than The Gores Group LLC, its portfolio companies and all affiliates thereof, which we refer to as the “Excluded Gores Parties”) and recommended that the Company’s stockholders vote to approve such transactions. Among the reasons for recommending the Merger was the Board’s belief that the combined company will have substantial synergy potential in the near term. To review the Board’s reasons for approving such transactions and recommending that our stockholders vote to approve such transactions, see “The Merger—Reasons for the Merger.”
Opinion of Financial Advisor to the Company
Berenson & Company, LLC, which we refer to as “Berenson,” served as the financial advisor to the audit committee of the Board, which we refer to as the “Audit Committee,” and the Board in connection with the Merger. On July 30, 2011, Berenson rendered to the Audit Committee and the Board its opinion, which we refer to as the “Berenson Opinion,” to the effect that, as of that date and based upon and subject to the various considerations and assumptions set forth therein, the exchange ratio pursuant to the Merger Agreement (taking into account the potential issuance of Series A Preferred Stock pursuant to the Merger Agreement based on the assumptions referenced in such opinion) was fair from a financial point of view to the holders of the Company’s common stock (other than the Excluded Gores Parties).

The full text of the Berenson Opinion, which sets forth the assumptions made, matters considered, and limitations on the scope of review undertaken by Berenson in rendering its opinion, is attached to this Information Statement as Annex D. Berenson provided its opinion for the information and assistance of the Audit Committee and the Board in connection with their consideration of the Merger. The Berenson Opinion is limited solely to the fairness, from a financial point of view, of the exchange ratio set forth in the Merger Agreement to the holders of the Company’s common stock (other than the Excluded Gores Parties) as of the date of the opinion and does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote with respect to the Merger, the Recapitalization, the Parent Stock Issuance or any other matter. In addition, Berenson was not requested to opine as to, and its opinion does not in any manner address, the Company’s underlying business decision to effect the Merger and Recapitalization or the relative merits of the Merger and the Recapitalization as compared to any alternative business strategies or transactions that might be available to the Company. The Company encourages the Company’s stockholders to read the Berenson Opinion carefully and in its entirety. The summary of the Berenson Opinion in this Information Statement, which describes the material analyses underlying the Berenson Opinion, but does not purport to be a complete description of the analyses performed by Berenson in connection with its opinion, is qualified in its entirety by reference to the full text of the Berenson Opinion. See “The Merger—Opinion of Financial Advisor to the Company” for more information.
Interests of Certain Persons in Matters to be Acted Upon
Certain of the Company’s directors and executive officers, as well as certain entities affiliated with the Company, have interests in the Merger that are different from, and/or in addition to, the interests of the Company’s stockholders generally. The Board was aware of and considered these differing interests and potential conflicts, among other matters, in approving the Merger, the Recapitalization, the Parent Stock Issuance and related transactions and in recommending such transactions to the Company’s stockholders. The following is a description of certain rights directors and executive officers may have in connection with the Merger, as well as a summary of certain agreements with entities affiliated with the Company.
Directors and Executive Officers
The rights of the Company’s directors and executive officers with respect to outstanding equity awards, the rights of certain of the Company’s executive officers under their respective employment agreements, and the rights of the Company’s directors and officers to indemnification and maintenance of directors’ and officers’ liability insurance are described in the section entitled “Interest of Certain Persons in Matters to be Acted Upon — Interests of Directors and Executive Officers.”
Voting Agreement
Pursuant to a Voting Agreement between Gores and Verge, Gores has agreed, among other matters, to vote against any alternative transaction until the earlier to occur of (1) the closing of the transactions contemplated by the Merger Agreement; (2) 18 months from the date of the Merger Agreement; (3) 12 months following any termination of the Merger Agreement pursuant to the Fiduciary Termination Provisions; and (4) termination of the Merger Agreement for any reason other than pursuant to the Fiduciary Termination Provisions. For more information about the Voting Agreement, see “Interest of Certain Persons in Matters to be Acted Upon—Voting Agreement.”

Registration Rights Agreement
As a closing condition under the Merger Agreement, the Company has agreed to enter into a Registration Rights Agreement with Triton Media Group, LLC, the sole stockholder of Verge, which we refer to as “Triton,” and Gores relating to shares of Class A Common Stock (including Class A Common Stock issued or issuable in respect of Class B Common Stock). Among other matters, the Registration Rights Agreement grants Triton and Gores a specified number of long-form and unlimited short-from demand registrations and unlimited piggyback registration rights, in each case subject to certain limitations. For more information, see “Interest of Certain Persons in Matters to be Acted Upon—Registration Rights Agreement.”
Indemnity and Contribution Agreement
Concurrent with the execution and delivery of the Merger Agreement, the Company, Verge, Gores and Triton entered into an Indemnity and Contribution Agreement, dated as of July 30, 2011, which we refer to as the “Indemnity and Contribution Agreement.” Pursuant to the agreement, Triton agreed to indemnify the Company in certain circumstances if the Company suffers losses arising from or directly related to Verge’s digital service business that it recently spun off to Triton, and Gores agreed to indemnify Triton in certain circumstances if the Company makes any payments or otherwise suffers any losses arising from or directly related to the Metro Traffic Business that the Company recently sold to a third party, in each case, subject to certain limitations. For more information, see “Interest of Certain Persons in Matters to be Acted Upon—Indemnity and Contribution Agreement.”
Letter Agreement
Pursuant to a Letter Agreement, which we refer to as the “Letter Agreement,” dated as of July 30, 2011, by and among the Company, Gores, certain entities affiliated with Oaktree, which we refer to as the “Oaktree Entities,” and certain entities affiliated with Black Canyon Capital LLC, which we refer to as the “Black Canyon Entities,” each of Gores, the Oaktree Entities and the Black Canyon Entities have agreed to exchange certain debt of the Company and Verge, as applicable, held by such party for Senior Subordinated Unsecured PIK Notes of the Company, which we refer to as the “PIK Notes.” For more information, see “Interest of Certain Persons in Matters to be Acted Upon—Letter Agreement.”
PIK Notes
The PIK Notes are unsecured, accrue interest at the rate of 15% per annum, mature on the 6th anniversary of the issue date and are subordinated in right of payment to the combined company’s debt to be issued pursuant to the Debt Commitment Letters. For more information, see “Interest of Certain Persons in Matters to be Acted Upon—PIK Notes.”
Digital Reseller Agreement
On July 29, 2011, Triton and Dial Global entered into a Digital Reseller Agreement, pursuant to which, among other things, Dial Global agreed to provide, at its sole expense and on an exclusive basis (subject to certain exceptions), services to Triton customarily rendered by terrestrial network radio sales representatives in the United States in exchange for a commission. For more information, see “Other Agreements—Digital Reseller Agreement.”

Debt Commitment Letters
Concurrent with the execution and delivery of the Merger Agreement, Verge obtained (a) a first lien secured debt commitment letter from certain first lien lenders, pursuant to which such first lien lenders agree to provide, upon the terms and subject to the conditions set forth in the first lien secured debt commitment letter, in the aggregate up to $200 million in debt financing, consisting of a term loan facility in the aggregate principal amount of $175 million and a revolving credit facility with a maximum aggregate availability of $25 million, and (b) a second lien secured debt commitment letter from certain second lien lenders, pursuant to which such second lien lenders agree to provide, upon the terms and subject to the conditions set forth in the second lien secured debt commitment letter, up to $65 million in debt financing pursuant to a second lien term loan credit facility. For more information, see “Other Agreements—Debt Commitment Letters.”
Anticipated Accounting Treatment
The transactions contemplated by the Merger Agreement will be accounted for as a reverse acquisition of the Company by Verge under the acquisition method of accounting. The combined company will account for the transaction by using Verge historical information and accounting policies and applying fair value estimates to the Company. For more information, see “Accounting Treatment of the Merger.”
Outstanding Voting Securities; Vote Required; Gores Written Consent
As of July 30, 2011, the Company had 22,594,472 shares of common stock issued and outstanding, which is the only capital stock of the Company entitled to vote. The Merger, the Recapitalization, the Parent Stock Issuance and related transactions require approval of the holders of a majority of the Company’s issued and outstanding voting securities. On July 30, 2011, Gores, which owned 17,212,977 shares of the Company’s common stock, representing 76.2% of the Company’s issued and outstanding voting securities as of such date, delivered to the Company a written consent approving the Merger, the Recapitalization, the Parent Stock Issuance and related transactions. No further approval by the Company’s stockholders is required by law, applicable stock exchange rules or our organizational documents. For more information, see “Outstanding Voting Securities; Vote Required; Gores Written Consent.”
Recent Developments
On August 24, 2011, early termination of the waiting period applicable to the Merger under the HSR Act was granted.

QUESTIONS AND ANSWERS ABOUT THE MERGER
The following questions and answers are intended to briefly address some commonly asked questions regarding the Merger, the Recapitalization, the Parent Stock Issuance and related transactions. These questions and answers may not address all questions that may be important to you as a stockholder of the Company. Please refer to the “Introduction” and “Summary Term Sheet” and the more detailed information contained elsewhere in this Information Statement, the annexes to this Information Statement and the documents referred to or incorporated by reference in this Information Statement, each of which you should read carefully. You may obtain information incorporated by reference in this Information Statement without charge by following the instructions under “Where Stockholders Can Find More Information.”
Q: What is the proposed transaction?
A: The proposed transaction is the merger of Verge with and into Merger Sub, a direct, wholly owned subsidiary of the Company, with Merger Sub being the surviving corporation and remaining a direct, wholly-owned subsidiary of the Company.
Q: What will Verge stockholders receive in the Merger?
A: Under the terms of the Merger Agreement, upon consummation of the Merger, Verge’s stockholders will be entitled to receive 6.884183 shares of new Class B Common Stock of the Company for each common share of Verge held by them. This exchange ratio was adjusted from the 6.90453 number included in the Merger Agreement following the execution of the Merger Agreement due to the expiration of certain stock options of the Company related to the sale of the Metro Traffic Business and the issuance of certain restricted stock units to our directors as is customary, and is subject to further adjustment as provided in the Merger Agreement. In addition, pursuant to the Merger Agreement, upon consummation of the Merger the Company will issue to stockholders of Verge shares of Series A Preferred Stock of the Company having an aggregate liquidation preference of $8,000,000, subject to adjustment upon the closing of the Merger based on the respective net debt amounts of the Company and Verge on the business day prior to the closing. Assuming the Merger had been consummated on June 30, 2011, on a pro forma basis giving effect to the respective net debt amounts of the Company and Verge as of such date, the Company would have issued to stockholders of Verge 15,060 shares of Series A Preferred Stock having an aggregate liquidation preference of $15,060,000.
Q: What percentage of our common stock will the Company’s current stockholders and Verge’s current stockholders own, in the aggregate, after the Merger?
A: Following the Merger, based on the Company’s and Verge’s respective capitalizations as of July 30, 2011, and the exchange ratio of 6.884183, we estimate that current Company stockholders together with holders of outstanding options exercisable for Company common stock and restricted stock units will own approximately 41%, and current Verge stockholders will own approximately 59%, of the issued and outstanding shares of common stock of the combined company on a fully diluted basis.

Q: What is the Recapitalization?
A: Immediately prior to the Merger, the Company will file the Restated Charter which, among other things, reclassifies the Company’s existing common stock on a share-for-share basis into a new class of common stock to be designated as Class A Common Stock, authorizes a new class of common stock to be designated as Class B Common Stock, which is to be issued to Verge’s stockholders in the Merger, and designates two new series of preferred stock of the Company, Series A Preferred Stock and Series B Preferred Stock, which are senior to the common stock and may be issued in connection with the Merger under certain circumstances.
The Company will also make certain amendments to its By-Laws in connection with the Recapitalization.
Q: What will happen to my shares of common stock in the Recapitalization?
A: Upon the effectiveness of the Restated Charter, each share of the Company’s existing common stock will automatically be converted into one share of Class A Common Stock. Stockholders do not need to surrender their share certificates or take any other actions in connection with the Recapitalization.
Q: What are the material differences between the rights of holders of the Company’s existing common stock and Class A Common Stock?
A: The differences between the rights of holders of the Company’s existing common stock and Class A Common Stock include, among other differences, that holders of Class A Common Stock will initially have the right to elect three of nine directors rather than the entire Board and, under certain circumstances, will have a class vote to approve a sale of the Company for the first three years following the Merger. For more information about these and other differences in the rights of the holders of the Company’s existing common stock and Class A Common Stock, see “The Recapitalization—Comparison of the Rights of Holders of Existing Common Stock and Class A Common Stock.”
Q: What are the differences between the Class A Common Stock and the Class B Common Stock?
A: The Class A Common Stock and the Class B Common Stock will be identical in all respects except with respect to certain class voting and approval rights (including with respect to the election of directors) and, under certain circumstances, the Class B Common Stock automatically converts into Class A Common Stock. Upon the closing of the Recapitalization and Merger, the Company intends to continue to list its shares of Class A Common Stock on the NASDAQ and to change its stock symbol to “DIAL.” The shares of Class B Common Stock will not be publicly listed or traded.

Q: What will be the composition of the board of directors of the combined company following the Merger?
A: Upon to the closing of the Merger, the board of directors of the combined company will consist of three directors identified in writing by the Company, one of whom must be independent under applicable stock exchange rules, five directors identified in writing by Verge, two of whom must be independent under applicable stock exchange rules, and the current Chief Executive Officer of Verge or his replacement, to serve as Chairman.
At the next annual meeting of stockholders, the holders of Class A Common Stock voting as a separate class will be entitled to elect three directors to the board of directors of the combined company, one of whom must be independent, and the holders of Class B Common Stock voting as a separate class will be entitled to elect five directors to the board of directors of the combined company, two of whom must be independent, and the holders of Class A Common Stock and Class B Common Stock will vote together as a single class to elect the Chief Executive Officer of the combined company as the final director.
Q: When do you expect the Merger to be completed?
A: We are working to complete the Merger as quickly as possible. We currently expect to complete the Merger promptly after all of the conditions to the Merger set forth in the Merger Agreement have been satisfied or waived. Completion of the Merger is expected to occur in the fourth quarter of 2011.
Q: What are the material conditions to the completion of the Merger?
A: Completion of the Merger is subject to several conditions, including, among others, completion of approximately $265 million in financing, the effectiveness of the Recapitalization, and the expiration or early termination of the waiting period applicable to the Merger under the HSR Act, and any required approvals thereunder. Early termination of the waiting period applicable to the Merger under the HSR Act was granted on August 24, 2011.
Q: What happens if the Merger is not consummated?
A: If the Merger is not completed for any reason, we will not effect the Recapitalization and, thus, your existing common stock will not be converted into Class A Common Stock. In addition, under specified circumstances in connection with the termination of the Merger Agreement, the Company may be required to pay Verge a termination fee of $5,625,000.
Q: Why am I not being asked to vote on the Merger?
A: On July 30, 2011, Gores, in its capacity as the holder of a majority of the Company’s issued and outstanding voting securities, approved the Merger, the Recapitalization, the Parent Stock Issuance and related transactions by delivering to the Company a written consent. There is no other vote required by law, applicable stock exchange rules or our organizational documents. Therefore, your vote is not required and is not being sought. We are not asking you for a proxy and you are requested not to send us a proxy.

Q: Why did I receive this information statement?
A: Applicable laws and regulations require us to provide you with notice of the written consent delivered by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action, as well as other information regarding the Merger, the Recapitalization, the Parent Stock Issuance and related transactions, even though your vote or consent is neither required nor requested in connection with such transactions.
Q: Am I entitled to appraisal rights?
A: No. You are not entitled to appraisal rights under the DGCL in connection with the Merger, the Recapitalization, the Parent Stock Issuance or related transactions under the requirements of Section 262 of the DGCL.
Q: Did the Board approve and recommend the Merger?
A: Yes. On July 30, 2011, the Board determined that the Merger, the Recapitalization, the Parent Stock Issuance and related transactions were advisable, fair to and in the best interests of the Company’s stockholders (other than the Excluded Gores Parties) and recommended that the Company’s stockholders vote to approve such transactions. Among the reasons for recommending the Merger was the Board’s belief that the combined company will have substantial synergy potential in the near term. To review the Board’s reasons for approving such transactions and recommending such transactions to our stockholders, see “The Merger—Reasons for the Merger.”
Q: What are certain U.S. federal income tax consequences of the Merger and the Reclassification?
A: The Merger is intended to qualify as a reorganization under Section 368(a) of the U.S. Internal Revenue Code of 1986, as amended, which we refer to as the “Code.” For U.S. federal income tax purposes, you are not receiving any consideration or exchanging any outstanding stock in the Merger. Accordingly, you are not expected to recognize gain or loss for U.S. federal income tax purposes as a result of the Merger.
The Reclassification is intended to qualify as a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code. Subject to the discussion below under the heading “Certain United States Federal Income Tax Considerations of the Merger and the Reclassification—Cash Distribution,” a stockholder will generally not recognize any gain or loss upon the receipt of new Class A Common Stock in exchange for Company common stock pursuant to the Reclassification. If the Company makes a Cash Distribution to you, as described below under the heading “The Merger Covenants—Distributions to Stockholders of the Company,” generally, any such Cash Distribution will be subject to U.S. federal tax as described below under the heading “Certain United States Federal Income Tax Considerations of the Merger and the Reclassification—Cash Distribution.”
Please refer to “Certain United States Federal Income Tax Considerations of the Merger and the Reclassification,” for a description of certain U.S. federal income tax consequences of the Merger, the Reclassification and any Cash Distribution to you. Determining the actual tax consequences of the Merger, the Reclassification and any Cash Distribution to you may be complex and will depend on your specific situation. You are urged to consult your tax adviser for a full understanding of the tax consequences of the Merger, the Reclassification and any Cash Distribution to you.

Q: What happens if I sell my shares before completion of the Merger?
A: If you transfer your shares of common stock before completion of the Merger, you will have transferred the right to receive the Class A Common Stock to be received by our stockholders in the Recapitalization and to participate as a stockholder in ownership of the combined company upon consummation of the Merger. In order to receive the Class A Common Stock, you must hold your shares through completion of the Merger.
Q: Should I send in my stock certificates now?
A: No. Your stock certificates shall represent Class A Common Stock following the Merger without any further action on your part.
Q: Where can I find more information about the Company?
A: Our current and periodic reports filed with the SEC including amendments to those reports, may be obtained through our internet website at www.westwoodone.com; directly from us in print upon request to Westwood One, Inc., 1166 Avenue of the Americas, 10th Floor, New York NY, 10036, Attn: Secretary; or from the SEC’s website at www.sec.gov free of charge as soon as reasonably practicable after we file these reports with the SEC. Additionally, any reports or information that we file with the SEC may be read and copied at the SEC’s Public Reference Room at 100 F Street, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. You may also obtain copies of this information by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates.
Q: Who can help answer my other questions?
A: If you have more questions about the Merger, the Recapitalization, the Parent Stock Issuance or related transactions or need additional copies of this Information Statement, please contact David Hillman, General Counsel and Corporate Secretary, or Melissa Garza, Senior Vice President of Business & Legal Affairs, at (212) 641-2000.

FORWARD-LOOKING STATEMENTS
This Information Statement contains both historical and forward-looking statements. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements we make or others make on our behalf. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These statements are not based on historical fact but rather are based on management’s views and assumptions concerning future events and results at the time the statements are made. No assurances can be given that management’s expectations will come to pass. There may be additional risks, uncertainties and factors that we do not currently view as material or that are not necessarily known. Any forward-looking statements included in this document are only made as of the date of this document and we do not have any obligation to publicly update any forward-looking statement to reflect subsequent events or circumstances.

SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF VERGE
The following table sets forth Verge’s selected historical consolidated financial data as of and for the periods indicated, as provided to us by Verge. Verge derived its selected historical consolidated financial data for the years ended December 31, 2006 and 2007 from its unaudited consolidated financial statements, which are not included in this Information Statement. Verge derived its selected historical consolidated financial data for the year ended December 31, 2008 from its unaudited consolidated financial statement and for the years ended December 31, 2009 and 2010 from its audited consolidated financial statements, which are included elsewhere in this Information Statement.
Verge derived its selected historical consolidated financial data for the six months ended June 30, 2010 and 2011 from its unaudited condensed consolidated financial statements for such periods, which contain all adjustments, consisting of normal recurring adjustments, that the management of Verge considers necessary for a fair presentation of its financial position and results of operations for the periods presented and are included elsewhere in this Information Statement. Operating results for the six-month periods are not necessarily indicative of results for a full year, or any other periods.
On November 1, 2007, Excelsior Radio Networks, LLC, which we refer to as the “Predecessor Company,” was purchased by an affiliate of Verge, whereby the affiliate acquired 100% of the outstanding common stock of the Predecessor Company. Verge currently owns 100% of the Predecessor Company. Following this acquisition, Verge Media Companies, Inc. is referred to as the “Successor Company.”

	Successor Company						Predecessor Company
						November 1	January 1	Year
	Six Months Ended		Year Ended			to	to	Ended
	June 30,		December 31,			December 31,	October 31,	December 31,
(in thousands)	2011	2010	2010	2009	2008	2007	2007	2006
	(unaudited)	(unaudited)			(unaudited)	(unaudited)	(unaudited)	(unaudited)
Statement of income (loss) data:
Net revenues	$57,957	$56,099	$122,746	$95,143	$83,132	$6,891	$33,860	$29,948
Cost of revenues	23,544	21,307	48,114	40,838	36,255	3,078	14,707	12,231
Operating expenses	24,402	23,454	49,202	50,175	36,089	3,540	13,729	10,598
Depreciation and amortization	9,925	8,665	18,639	15,622	9,080	824	2,942	2,722

Income (loss) from continuing operations	86	2,673	6,791	(11,492)	1,708	(551)	2,482	4,397
Interest expense, net	(10,771)	(8,202)	(19,533)	(16,376)	(14,173)	(1,185)	(4,460)	(5,159)
Gain from remeasurement of investment	—	5,573	5,573	1,675	—	—	—	—
Loss on equity investment	—	(778)	(778)	(1,148)	(3,837)	—	—	—
Other expenses	—	—	(1,257)	(464)	—	—	—	—

Loss from continuing operations before income tax (benefit)	(10,685)	(734)	(9,204)	(27,805)	(16,302)	(1,736)	(1,978)	(762)
Income tax (benefit) from continuing operations	1,076	1,042	2,156	(10,389)	(5,889)	0	7	208

Loss from continuing operations	(11,761)	(1,776)	(11,360)	(17,416)	(10,413)	(1,736)	(1,985)	(554)
Loss from discontinued operations, net of income tax benefit	—	—	(27)	(565)	—	—	—	—

Net loss	$(11,761)	$(1,776)	$(11,387)	$(17,981)	$(10,413)	$(1,736)	$(1,985)	$(554)

PRELIMINARY UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
The preliminary unaudited pro forma condensed consolidated balance sheet at June 30, 2011, presents the consolidated balance sheets of the Company and Verge, giving effect to the Merger, the Recapitalization, the Parent Stock Issuance and related transactions, which we refer to in this section, collectively, as the “Transactions,” as if they had been consummated on June 30, 2011. The preliminary unaudited pro forma condensed consolidated income statement for the six months ended June 30, 2011 and the year ended December 31, 2010, presents the consolidated statements of income of the Company and Verge giving effect to the Transactions as if they had occurred on January 1, 2010. We have adjusted the historical consolidated financial information to give effect to pro forma events that are (1) attributable directly to the Transactions, (2) factually supportable, and (3) with respect to the statement of operations, expected to have a continuing impact on the consolidated results.
We have adjusted the historical consolidated financial statements to give effect to the following events in connection with the Transactions:
•	The spin-off of Verge’s digital business on July 29, 2011.
•	The reclassification of the Company’s existing common stock into Class A Common Stock.
•	The issuance of 34.4 million shares of Class B Common Stock and 15,060 shares of Series A Preferred Stock to Verge’s stockholders.
•	The payment of a special cash dividend of $2,422 to the Company’s existing stockholders.
•	The refinancing of outstanding debt of the Company and Verge.
•	The elimination of historical transactions between the Company and Verge.
•	The re-measurement of the assets and liabilities of the Company (the accounting acquiree in the Merger) to fair value as a result of Verge obtaining a controlling interest in the Company.
•	Other adjustments necessary to reflect the effects of the Merger.
The transactions contemplated by the Merger Agreement will be accounted for under the acquisition method of accounting in accordance with the authoritative guidance of the Financial Accounting Standards Board for generally accepted accounting principles in the United States with Verge treated as the accounting acquirer. Accordingly, Verge’s cost to acquire the Company has been allocated to the acquired assets, liabilities and commitments based upon their estimated fair values at July 30, 2011. The allocation of the purchase price is preliminary and is dependent upon certain valuations that have not progressed to a stage where there is sufficient information to make a final allocation and the final purchase price of Verge’s acquisition of the Company will not be known until the date of closing of the merger and could vary materially from the price as of June 30, 2011. Accordingly, the final acquisition accounting adjustments may be materially different from the preliminary unaudited pro forma adjustments presented herein.

You should read this information in conjunction with:
•	the accompanying notes to the preliminary unaudited pro forma condensed consolidated financial information;
•	the Company’s separate historical audited financial statements as of and for the year ended December 31, 2010, included in the Company’s current report on Form 8-K filed on September 6, 2011), and its unaudited financial statements as of and for the six months ended June 30, 2011, included in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2011; and
•	Verge’s separate historical audited financial statements as of and for the year ended December 31, 2010 and its unaudited financial statements as of and for the six months ended June 30, 2011, included in Annex E hereto.
The preliminary unaudited pro forma condensed consolidated financial information has been prepared for informational purposes only. The preliminary unaudited pro forma adjustments represent management’s estimates based on information available at this time. The preliminary unaudited pro forma condensed consolidated financial information is not necessarily indicative of what the financial position or results of operations actually would have been had the Transactions been completed at the dates indicated. In addition, the preliminary unaudited pro forma condensed consolidated financial information does not purport to project the future financial position or operating results of the combined company. The preliminary unaudited pro forma condensed consolidated financial information does not give consideration to the impact of possible revenue enhancements, expense efficiencies, synergies or asset dispositions that may result from the Merger.

WESTWOOD ONE, INC
PRO FORMA CONDENSED COMBINED BALANCE SHEET
As of June 30, 2011
(In thousands)
(unaudited)

	Historical		Pro Forma Adjustments
				Purchase
		Verge As		Accounting		Pro Forma as
	Westwood	Adjusted (1)	Refinancing	and Other		Adjusted
ASSETS
Current assets:
Cash and cash equivalents	$13,289	$3,051	$28,435	$660	3a	$45,435
Accounts receivable	37,457	45,407	—	—		82,864
Prepaid and other assets	14,085	3,213	—	(660	) 3a	16,638
Current assets discontinued operations	590	—	—	—		590

Total current assets	65,421	51,671	28,435	—		145,527

Property and equipment, net	23,711	6,076	—	—		29,787
Intangible assets, net	24,600	82,623	—	39,934	3b	147,157
Goodwill	25,796	59,252	—	113,815	3c	198,863
Other assets	6,216	4,342	3,768	—	3d	14,326

TOTAL ASSETS	$145,744	$203,964	$32,203	$153,749		$535,660

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$24,794	$27,420	$—	$—		$52,214
Amounts payable to related parties	1,331	—	—	—		1,331
Current portion of long term debt	—	13,923	(13,923)	—	3e	—
Accrued expenses and other liabilities	17,339	3,986	5,825	12,821	3d, 3f, 3m	39,971
Current liabilities discontinued operations	11,754	—	—	—		11,754

Total current liabilities	55,218	45,329	(8,098)	12,821		105,270

Long-term debt	35,000	178,238	52,837	—	3e	266,075
Deferred tax liability	14,375	7,288	—	16,784	3g	38,447
Due to Gores	10,479	—	(10,479)	—	3e	—
Other liabilities	14,635	1,120	—	6,209	3h	21,964
Non-current liabilities discontinued operations	6,209	—	—	(6,209	) 3h	—

TOTAL LIABILITIES	135,916	231,975	34,260	29,605		431,756

Commitments and contingencies

Preferred Stock — Series A	—	—	—	15,060	3i	15,060

STOCKHOLDERS’ EQUITY

Common stock	226	5	—	(231	) 3j	—
Common stock — Class A	—	—	—	226	3j	226
Common stock — Class B	—	—	—	344	3j	344
Additional paid-in capital	100,242	—	—	18,105	3k, 3m	118,347
Accumulated deficit	(90,640)	(28,016)	(2,057)	90,640	3d, 3l	(30,073)

TOTAL STOCKHOLDERS’ EQUITY	9,828	(28,011)	(2,057)	109,084		88,844

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$145,744	$203,964	$32,203	$153,749		$535,660

(1)	See Note 2 of the accompanying notes to the preliminary unaudited pro forma condensed consolidated financial information for an explanation of adjustments to Verge historical financial information.

PRO FORMA STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2011
(In thousands, except per share amounts)
(unaudited)

	Historical		Pro Forma Adjustments
				Purchase
		Verge As		Accounting		Pro Forma
	Westwood	Adjusted (1)	Refinancing	and Other		as Adjusted

Revenue	$92,494	$39,196	$—	$(1,320	) 4a	$130,370

Operating costs	94,744	31,250	—	(1,745	) 4a, 4b	124,249
Depreciation and amortization	3,393	6,712	—	2,864	4c	12,969
Corporate general and administrative expenses	4,673	—	—	—		4,673
Restructuring charges	1,774	—	—	—		1,774
Special charges	1,924	—	—	—		1,924

Total Expenses	106,508	37,962	—	1,119		145,589

Operating (loss)	(14,014)	1,234	—	(2,439)		(15,219)

Interest expense	2,589	10,770	(364)	—	4d	12,995
Other (income) expense	(1,096)	—	—	—		(1,096)

Loss from continuing operations before income tax	(15,507)	(9,536)	364	(2,439)		(27,118)
Income tax (benefit) expense from continuing operations	(6,968)	722	142	(4,472	) 4e	(10,576)

Net Loss from continuing operations	(8,539)	(10,258)	222	2,033		(16,542)

Preferred stock dividends and accretion	—	—	—	(910	) 4f	(910)

Net loss attributable to common stockholders from continuing operation	$(8,539)	$(10,258)	$222	$1,123		$(17,452)

(Loss) Per Share of Common Stock
Basic	$(0.39)					$(0.31)

Diluted	$(0.39)					$(0.31)

Weighted Average Shares Outstanding:
Common Stock
Basic	22,173					56,640

Diluted	22,173					56,640

(1)	See Note 2 of the accompanying notes to the preliminary unaudited pro forma condensed consolidated financial information for an explanation of adjustments to Verge historical financial information.

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010
(In thousands, except per share amounts)

	Historical		Pro Forma Adjustments
				Purchase
		Verge As		Accounting		Pro Forma
	Westwood	Adjusted (1)	Refinancing	and Other		as Adjusted

Revenue	$196,986	$89,951	$—	$(2,530	) 4a	$284,407

Operating costs	187,053	64,704	—	(3,380	) 4a, 4b	248,377
Depreciation and amortization	5,943	13,080	—	6,785	4c	25,808
Corporate general and administrative expenses	11,076	—	—	—		11,076
Restructuring charges	269	—	—	—		269
Special charges	5,448	—	—	—		5,448

	209,789	77,784	—	3,405		290,978

Operating (loss)	(12,803)	12,167	—	(5,935)		(6,571)

Interest expense	7,624	19,543	(991)	—	4d	26,176
Other (income) expense	1,688	561	—	—		2,249

Loss from continuing operations before income before income tax	(22,115)	(7,937)	991	(5,935)		(34,996)
Income tax (benefit) expense	(7,922)	1,446	387	(7,559	) 4e	(13,648)

Net loss from continuing operations	(14,193)	(9,383)	604	1,624		(21,348)

Preferred stock dividends and accretion	—	—	—	(1,869	) 4f	(1,869)

Net loss attributable to common stockholders from continuing operation	$(14,193)	$(9,383)	$604	$(245)		$(23,217)

(Loss) Per Share of Common Stock
Basic	$(0.64)					$(0.38)

Diluted	$(0.64)					$(0.38)

Weighted Average Shares Outstanding:
Common Stock
Basic	22,173					56,640

Diluted	22,173					56,640

(1)	See Note 2 of the accompanying notes to the preliminary unaudited pro forma condensed consolidated financial information for an explanation of adjustments to Verge historical financial information.

Note 1 — Basis of Presentation
On July 30, 2011, the Company and Verge entered into the Merger Agreement. Following the closing of the Merger, based on the Company’s and Verge’s respective capitalizations as of July 30, 2011, and the exchange ratio of 6.884183, we estimate that current Company stockholders together with holders of outstanding options exercisable for Company common stock and restricted stock units will own approximately 41%, and current Verge stockholders will own approximately 59%, of the issued and outstanding shares of common stock of the combined company on a fully diluted basis.
The significant events related to the Transactions include the following:
•	Verge spun-off of its digital business on July 29, 2011.
•	We will reclassify the Company’s existing common stock on a share-for-share basis into a new class of common stock to be designated as Class A Common Stock, par value $0.01 per share.
•	We will authorize a new class of common stock to be designated as Class B Common Stock, par value $0.01 per share, of which 34.4 million shares are expected to be issued to Verge’s stockholders upon the closing of the Merger.
•	We will designate two new series of preferred stock of the Company, Series A Preferred Stock and Series B Preferred Stock, which are senior to the common stock. Upon the closing of the Merger, based on the respective net debt amounts of Verge and the Company as of June 30, 2011, we expect to issue shares of Series A Preferred Stock to stockholders of Verge having an aggregate liquidation preference of $15,060, and to declare and pay a special cash dividend of $2,422 to the Company’s existing stockholders.
•	We anticipate refinancing all of the outstanding debt of Verge and the Company with first and second lien term loans described under “Other Agreements—Debt Commitment Letters” and by issuing new PIK Notes and/or Series B Preferred Stock in exchange for senior debt of the Company held by Gores and debt of a subsidiary of Verge held by Oaktree and Black Canyon, as described under “Interest of Certain Persons in Matters to be Acted Upon—Letter Agreement” and “—PIK Notes.”
Because stockholders of Verge will obtain a controlling interest in the Company as a result of the Merger, we have applied acquisition accounting to the assets and liabilities of the Company, which requires an allocation of the purchase price to the net assets acquired, based on estimated fair values as of the date of the acquisition. As the accounting acquirer, the Verge business continues at its historical or carryover basis. The table below summarizes the preliminary allocation of the purchase price to the assets and liabilities of the Company, as the accounting acquiree, as if the Merger closed on June 30, 2011.

Consideration Transferred
Westwood One, Inc. closing price per share on July 29, 2011	$5.68
Fair Value of 22,594 shares of Westwood One	$128,334
Fair Value of Series A Preferred Stock Issued (See Note 3(i) below)	15,060

$143,394

Preliminary Purchase Price Allocation
Current Assets	$65,421
Intangible Assets	64,534
Property, Plant and Equipment, Net	23,711
Other Assets	6,216
Current Liabilities	(58,617)
Long-Term Debt	(45,479)
Deferred Income Taxes	(31,159)
Other Liabilities	(20,844)

Fair Value of Net Assets Acquired	3,783
Goodwill	139,611

Total Estimated Purchase Price	$143,394

The acquisition method of accounting is based on authoritative guidance for business combinations and uses the fair value concepts defined in authoritative guidance. We prepared the unaudited pro forma condensed combined financial information using the acquisition method of accounting, under these existing U.S. GAAP standards, which are subject to change and interpretation.
The authoritative guidance for business combinations requires, among other things, that most assets acquired and liabilities assumed be recognized at their fair values as of the acquisition date. In addition, the guidance establishes that the consideration transferred be measured at the closing date of the acquisition at the then-current market price. As part of the purchase price includes shares to be issued for consideration in the mergers, this particular requirement will likely result in a per share equity component that is different from the amount assumed in these unaudited pro forma condensed combined financial information.
The authoritative guidance for fair value defines the term “fair value,” sets forth the valuation requirements for any asset or liability measured at fair value, expands related disclosure requirements and specifies a hierarchy of valuation techniques based on the nature of inputs used to develop the fair value measures. Fair value is defined in the guidance as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” This is an exit price concept for the valuation of the asset or liability. In addition, market participants are assumed to be buyers and sellers in the principal (or the most advantageous) market for the asset or liability. Fair value measurements for an asset assume the highest and best use by these market participants. As a result of these standards, we may be required to record assets which we do not intend to use or sell (defensive assets) and/or to value assets at fair value measurements that do not reflect Verge’s intended use of those assets. Many of these fair value measurements can be highly subjective and it is also possible that other professionals, applying reasonable judgment to the same facts and circumstances, could develop and support a range of alternative estimated amounts.

The assumptions and related pro forma adjustments described below have been developed based on assumptions and adjustments, including assumptions relating to the consideration paid and the allocation thereof to the assets acquired and liabilities assumed from the Company based on preliminary estimates of fair value. The final purchase price and the allocation thereof will differ from that reflected in the pro forma financial statements after final valuation procedures are performed and amounts are finalized following the completion of the acquisition.
The unaudited pro forma condensed combined financial statements are provided for illustrative purposes only and do not purport to represent what the actual consolidated results of operations or the consolidated financial position of the Company would have been had the mergers occurred on the dates assumed, nor are they necessarily indicative of future consolidated results of operations or financial position.
Note 2 — Verge As Adjusted
On July 29, 2011, Verge spun off its digital business to its stockholders. The Verge historical financial statements as of and for the six months ended June 30, 2011, and for the year ended December 31, 2010, have been adjusted to reflect the spin-off of Verge’s digital business and to condense certain captions to conform to the presentation used in the pro forma financial information. For more information, see “Verge Management’s Discussion and Analysis of Financial Condition and Results of Operations—Digital Spin-Off.”
Note 3 — Unaudited Pro Forma Adjustments — Balance Sheet
The following is a description of the adjustments to the Pro Forma Condensed Combined Balance Sheet as of June 30, 2011:
a)	Represents an increase in cash and cash equivalents (i) of $28,435 to reflect net cash from the refinancing which the Company intends to use to pay transaction costs related to the Merger and for general corporate purposes and (ii) due to reclassification of an advance to the Company of $660 related to Verge’s purchase of our 24/7 formats in July 2011.
b)	Represents a net increase in intangible assets, net of $39,934 based upon the estimated fair value of the Company’s net assets at July 30, 2011.
c)	Represents a net increase in goodwill of $113,815 based upon the estimated fair value of the Company’s net assets at July 30, 2011.
d)	Represents a net increase in other assets of $3,768 consisting of $5,825 of capitalized commitment fees on the first and second lien term loans to be incurred upon closing of the Merger and the undrawn revolver, net of the reversal of $2,057 of capitalized financing costs in respect of Verge’s outstanding debt that is being refinanced with the proceeds of the first and second lien term loans.

e)	Represents a net increase in long-term debt of $52,837, a reduction in the current portion of long-term debt of $13,923, and a reduction of debt due to Gores of $10,479, in each case related to the refinancing of the outstanding debt of Verge and the Company with the proceeds of first and second lien term loans that are subject to commitment letters described under “Other Agreements— Debt Commitments Letters” and through the exchange of existing debt of Verge and the Company held by certain of their affiliates for subordinated PIK Notes and/or Series B Preferred Stock of the Company, as described under “Interests of Certain Persons in matters to be Acted Upon—Letter Agreement.” Upon the closing of the Merger, the outstanding debt of the combined company (net of original issue discount) will be approximately $266,075 consisting of a $175,000 first lien term loan, a $65,000 second lien term loan and $30,000 of PIK Notes.
f)	Represents a net increase in accrued expenses and other liabilities of $18,646 consisting of (i) an increase of $13,500 for an accrual for costs related to the Merger, (ii) an increase of $5,825 of capitalized commitment fees as described in Note 3(d) above, (iii) an increase of $2,422 for an accrual of the special cash dividend to the Company’s existing stockholders and (iv) a decrease of $3,101 to deferred revenue. The decrease in deferred revenue primarily relates to a fair value adjustment due to our anticipation of settling contractual commitments for less than historical book value.
g)	Represents an increase in deferred tax liabilities of $16,784 related to the net step-up in fair value of the Company’s intangible assets and deferred revenue based on the estimated fair values of the Company’s net assets at July 30, 2011, and applying an assumed tax rate of 39%.
h)	Represents an increase in other liabilities due to a reclassification of liabilities related to the disposition of our Metro Traffic Business. This reclassification is necessary because Verge, as the accounting acquirer, would not reflect these liabilities as discontinued operations in its historical financial statements.
i)	Represents the Company’s estimate of the fair value of the 15,060 shares of Series A Preferred Stock that would have been issued to Verge’s stockholders had the Merger been consummated on June 30, 2011, based on a liquidation preference of $1,000 per share. The Company estimated the fair value of the preferred stock to be equal to liquidation value of $15,100 as such consideration was negotiated between the Company and Verge in compensation of net operating losses of Verge that will not expire upon the Merger in the amount of 8,000 shares of Series A preferred stock and an adjustment of 7,100 shares of Series A preferred stock estimated as of June 30, 2011. The adjustment for the 7,100 shares reflects an adjustment to the 8,000 shares of Series A Preferred Stock provided in the Merger Agreement based upon the respective amounts of net indebtedness of the Company and Verge as of June 30, 2011 as compared to target net indebtedness amounts in the Merger Agreement of $47,901 and $199,933 for the Company and Verge, respectively. Such number of shares is subject to further adjustment at the closing of the Merger based upon the respective amounts of net indebtedness of the Company and Verge on the business day immediately prior to closing as compared to such targets. If such adjustment results in a negative value, the Company shall not deliver the shares of Series A Preferred Stock and the exchange ratio shall be adjusted such that Verge stockholders shall receive a reduced number of shares of Class B Common Stock in the Merger based upon the amount of such additional net indebtedness, divided by the greater of (i) the average trading price of the Company’s common stock for the 60 consecutive trading days immediately preceding the closing of the Merger, and (ii) $5.50.

j)	Represents the reclassification of the Company’s existing common stock on a share-for-share basis into Class A Common Stock, par value of $0.01 per share, the issuance of 34.4 million shares of Class B Common Stock, par value of $0.01 per share, to Verge’s stockholders, and the cancellation of Verge’s outstanding common stock upon closing of the Merger.
k)	Represents a net increase in additional paid-in capital of $18,105 consisting of (i) an elimination of our historical additional paid in capital of $100,242 consistent with the acquisition method of accounting to reflect Verge as the accounting acquirer, (ii) an increase of $127,764 to reflect the issuance of the Class B Common Stock to Verge’s stockholders upon closing of the Merger, which is calculated by multiplying the number of shares of Class B Common Stock to be issued to Verge’s stockholders (i.e., 34.4 million) by $5.68, the closing price of the Company’s common stock on July 29, 2011, the last trading day before announcement of the Merger, and subtracting therefrom the par value of Class A Common Stock and Class B Common Stock of $570, (iii) a decrease of $2,422 related to the payment of a special cash dividend to the Company’s existing stockholders as described in Note 3(m) below, and (iv) a decrease of $6,995 related to the portion of the $13,500 accrual for deal costs related to Verge.
l)	Represents the elimination of the Company’s historical accumulated deficit consistent with the acquisition method of accounting to reflect Verge as the accounting acquirer.
m)	Represents the special cash dividend to the Company’s existing stockholders required to be declared per the Merger Agreement equal to the excess, if any, of (a) $47,901, over (b) the aggregate net indebtedness of the Company on the business day preceding the close of the Merger. As of June 30, 2011, the Company’s net indebtedness totaled $45,479; accordingly, a dividend of $2,422 would be declared payable. Such dividend has not been included in the pro forma statement of operations as it is non-recurring and attributable to the transaction.

Note 4 — Unaudited Pro Forma Adjustments — Income Statement
The following is a description of the adjustments to the Pro Forma Statements of Operations for the six months ended June 30, 2011 and for the year ended December 31, 2010:
a)	Historically, our transactions with Verge have consisted primarily of royalties paid to us by Verge for the use of our 24/7 formats. We have recorded an adjustment in the pro forma statement of operations to reflect the elimination of the following items as intercompany transactions:

Six Months Ended
June 30, 2011
Revenue	$1,320
Operating costs	$1,320

Year Ended
December 31, 2010
Revenue	$2,530
Operating costs	$2,530
b)	Represents the elimination of management fees that Excelsior paid to Triton Media of $425 and $850 for the six months ended June 30, 2011 and the year ended December 31, 2010, respectively, which were recorded in the historical financial statements of Verge and per the Merger Agreement will no longer be payable to Triton Media upon closing of the Merger.
c)	Represents an increase in depreciation and amortization of $2,864 and $6,785 for the six months ended June 30, 2011 and the year ended December 31, 2010, respectively, related to an increase in intangible assets based upon the estimated fair values of the Company’s net assets at July 30, 2011.
d)	Represents a net decrease in interest expense of $364 and $991 for the six months ended June 30, 2011 and the year ended December 31, 2010, respectively, giving effect to the elimination of historical interest on outstanding debt of Verge and the Company and the increase in interest expense as a result of incurrence of the first and second lien term loans upon the closing of the Merger. Pursuant to the commitment letters described under “Other Agreements—Debt Commitments Letters” and the anticipated interest rates therein, the interest rates used were 6.75% and 10.50% for the first and second lien term loans, respectively.
e)	Represents a net increase in income tax expense from continuing operations of $4,330 and $7,172 for the six months ended June 30, 2011 and the year ended December 31, 2010, respectively, consisting of (i) the income tax effect on the pro forma adjustments and (ii) an increase in income tax benefits as a result of additional loss from continuing operations attributable to Verge using an assumed tax rate of 39%, which is subject to change. Valuation allowances were not considered.
f)	Represents dividends on Series A Preferred Stock of $910 and $1,869 for the six months ended June 30, 2011 and the year ended December 31, 2010, respectively, assuming we issue 15,060 shares of Series A Preferred Stock in the Merger having an aggregate liquidation preference of $15,060 and no shares of Series B Preferred Stock.

Note 5 — Items Not Adjusted in the Unaudited Pro Forma Financial Information
a)	We have not reflected any additional interest expense for potential borrowings of up to $25,000 available under the revolving credit facility as it is anticipated that it will be undrawn at the closing of the Merger. For each $1,000 increase in borrowings, we would incur an additional $68 of interest expense assuming an interest rate of 6.75%.
b)	We have not reflected any additional purchase consideration for outstanding options of the Company in the pro forma information as Verge is not obligated to issue replacement awards to the Company’s option holders, Verge does not anticipate issuing replacement options and the Company’s options are not expected to otherwise expire. For presentation in this pro forma information, the Company has not included any additional purchase consideration; however, the Company continues to evaluate alternative accounting options pursuant to GAAP for the determination of the final purchase price upon the close of the Merger. Any additional purchase price would likely result in additional goodwill which would not impact the pro forma statement of operations.
c)	We have not reflected any adjustment to the pro forma balance sheet as of June 30, 2011 for any additional compensation that may result from existing agreements with executive officers, including termination payments, of the Company or Verge as the conditions for such additional compensation have not been met.
d)	We continue to evaluate the impact, if any, that the Digital Reseller Agreement will have on the purchase accounting for the Merger and have not made any adjustment for the Digital Reseller Agreement. In such agreement, among other things, Dial Global agreed to provide, at its sole expense and on an exclusive basis (subject to certain exceptions), services to Triton customarily rendered by terrestrial network radio sales representatives in the United States in exchange for a commission.
e)	We continue to evaluate the impact, if any, that the Indemnity and Contribution Agreement will have on the purchase accounting for the Merger and have not made any adjustment for the Indemnity and Contribution Agreement as no indemnity payments thereunder are probable based on current circumstances. In such agreement, Triton agreed, among other things, to indemnify the Company under certain circumstances in the event that the Company suffers any losses to the extent arising from or directly related to the Triton Digital Business. In addition, Gores agreed, among other things, to indemnify Triton under certain circumstances in the event that the Company makes any payment pursuant to the Metro Agreement or otherwise suffers any losses to the extent arising from or directly related to the Metro Traffic Business.
f)	We continue to evaluate the impact, if any, that Verge’s purchase from the Company of the 24/7 music formats that Verge had licensed from the Company since 2006 will have on the purchase accounting for the Merger and have not made any adjustment for this transaction.

MARKET PRICE AND DIVIDEND INFORMATION
The Company
The Company’s common stock is listed on the NASDAQ Global Market under the symbol “WWON.” The following table shows the high and low closing prices for the Company’s common stock as reported by NASDAQ for the calendar quarters indicated.

	High	Low
2011
First Quarter	$9.85	$6.25
Second Quarter	6.99	4.59

2010
First Quarter	$14.82	$3.63
Second Quarter	17.99	7.06
Third Quarter	9.92	5.81
Fourth Quarter	11.60	7.90

2009(1)
First Quarter	$0.12	$0.02
Second Quarter	0.12	0.05
Third Quarter (through August 4, 2009)	0.06	0.04
Third Quarter (from August 5, 2009 through September 30, 2009)(2)	11.00	3.25
Fourth Quarter	6.50	3.21

(1)	Through March 16, 2009, our common stock traded on the New York Stock Exchange under the symbol “WWON.” On November 20, 2009, we listed our common stock on the NASDAQ Global Market under the symbol “WWON.” In the intervening period, our common stock was traded on the Over the Counter Bulletin Board under the ticker “WWOZ.”

(2)	Reflects the 200 for 1 reverse stock split that occurred on August 3, 2009 and was reflected in stock prices on August 5, 2009.

On July 29, 2011, the business day before the public announcement of the Merger, and [•], 2011, the last practicable trading day for which information was available before first mailing this Information Statement, the closing price of the Company’s common stock, as reported by NASDAQ, was $5.68 and $[•], respectively. No assurance can be given concerning the market price for the Company’s common stock before or after the date on which the Merger will close. The market price for the Company’s common stock will fluctuate between the date of this Information Statement and the date on which the Merger closes and thereafter.
As of August 31, 2011, there were approximately 191 holders of record of our common stock, several of which represent “street accounts” of securities brokers. We estimate that the total number of beneficial holders of our common stock exceeds 4,200.
Verge
There is no established public trading market for Verge common shares. Verge has not paid any dividends. As of July 30, 2011, Triton Media Group, LLC is the only holder of record of Verge’s shares. For more information, see “Beneficial Ownership of Securities.”

BUSINESS OF VERGE
Verge creates, develops, produces, and syndicates programming and content and provides these programs and content to more than 6,000 radio stations nationwide. The programming and content includes 24/7 formats, prep services, imaging and jingles, as well as long-form and short-form programming. Verge also provides services to more than 10,000 radio stations nationwide including measurement, advertising management and monetization, audience engagement solutions including database, music discovery, web management systems and other services. In exchange for these programs and services, Verge primarily receives air time from the radio stations’ clients and aggregates this air time to sell to national advertisers or receives cash. Verge has a number of independent producer clients that also provide programming and services to radio stations in exchange for air time which Verge then sells on behalf of such clients. By aggregating and packaging commercial airtime across radio stations nationwide, Verge offers its advertising customers a cost effective way to reach a broad audience, as well as to target their audience on a demographic and geographic basis.
Verge owns and operates Dial Global, which provides sales representation services to national radio production companies producing more than 100 different programs and services, in addition to providing syndicated programming and services to radio stations. Prior to the spin-off of its digital service business, Verge was also a leading provider of digital services to traditional and online radio providing streaming, measurement, advertising management and monetization and audience engagement solutions to thousands of radio stations worldwide.
In the year ended December 31, 2010, Verge had net revenues of $122.7 million and a net loss of $11.4 million.
Verge’s principal executive offices are located at 220 West 42nd Street, New York, NY 10036, and its telephone number is (212) 419-2900.
Verge is a privately held company with 414 employees, the majority of which are full time.

VERGE MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS
The following discussion and analysis of financial condition and results of operations was provided to us by Verge and should be read in conjunction with “Selected Historical Consolidated Financial Data of Verge,” “Unaudited Pro Forma Condensed Combined Financial Information” and Verge’s historical audited financial statements as of and for the years ended December 31, 2010 and December 31, 2009 and its unaudited financial statements as of and for the year ended December 31, 2008, and its unaudited financial statements as of and for the six months ended June 30, 2011 and June 30, 2010, included in Annex E hereto. This discussion and analysis contains forward-looking statements that are based on the beliefs of Verge’s management, as well as assumptions made by, and information currently available to, its management. Actual results could differ materially from those discussed in or implied by forward-looking statements for various reasons.
Overview
Verge derives substantially all of its revenue from the sale of 30 second and 60 second commercial airtime to advertisers. Verge’s advertisers that target national audiences generally find that a cost effective way to reach their target consumers is to purchase 30 or 60 second advertisements, which are principally broadcast in its news, talk, sports, music and entertainment related programming and content.
Verge’s revenues are influenced by a variety of factors, including but not limited to: (1) economic conditions and the relative strength or weakness in the United States economy; (2) advertiser spending patterns, the timing of the broadcasting of its programming, principally the seasonal nature of sports programming and the perceived quality and cost-effectiveness of its programming by advertisers and affiliates; (3) advertiser demand on a local/regional or national basis for radio related advertising products; (4) increases or decreases in its portfolio of program offerings and the audiences of its programs, including changes in the demographic composition of its audience base; and (5) competitive and alternative programs and advertising mediums.
Commercial airtime is sold and managed on an order-by-order basis. Verge takes the following factors, among others, into account when pricing commercial airtime: (1) the dollar value, length and breadth of the order; (2) the desired reach and audience demographic; (3) the quantity of commercial airtime available for the desired demographic requested by the advertiser for sale at the time their order is negotiated; and (4) the proximity of the date of the order placement to the desired broadcast date of the commercial airtime.
Verge’s net revenues consist of gross billings, net of the fees that advertising agencies receive from the advertisements broadcast on our airtime, and fees to the producers of and stations that own the programming during which the advertisements are broadcast, as well as certain other fees. Net revenues from radio advertising are recognized when the advertising has aired. Revenue generated from charging fees to radio stations and networks for music libraries, audio production elements, and jingle production services are recognized upon delivery, or on a straight-line basis over the term of the contract, depending on the terms of the respective contracts.

Verge’s cost of revenues primarily consist of (1) employee compensation; and (2) the costs of distributing programming and services.
Verge’s significant operating expenses are: (1) compensation expenses associated with its offices and facilities and personnel, including its corporate headquarters; (2) rental of premises for office facilities and studios; and (3) and research. Depreciation and amortization is not included within operating expenses and is shown as a separate line item in Verge’s financial statements.
In those instances where Verge functions as the principal in the transaction, the revenue and associated operating expenses are presented on a gross basis. In those instances where it functions as an agent or sales representative, Verge’s effective commission is included in revenue. Although no individual relationship is significant, the relative mix of such arrangements is significant when evaluating operating margin and/or increases and decreases in operating expenses.
On July 29, 2011, Verge bought from the Company all of the 24/7 music formats that Verge had licensed from the Company since 2006. Following this purchase, Verge continues to recognize all revenue and incur all expenses associated with these formats. However, Verge will no longer pay a licensing fee to the Company associated with these formats, which in the past has been approximately $2.5 million per year.
During the periods described below, Verge has engaged in significant acquisitions and investments, including the acquisitions of Mass2One Media, LLC, Spacial Audio Solutions, LLC, Enticent, Inc., StreamTheWorld, Inc., which we refer to as “STW,” and Jones Media Network, Inc., which we refer to as “JMN.” Also during these periods, Verge acquired the Radio Voodoo assets of Voodoovox, Inc. As a result, the comparability of results during the periods discussed below will be less useful than if no such investments or acquisitions were made.
Digital Spin-off
On July 29, 2011, Verge spun-off its digital service business to its stockholders. Giving effect to the reclassification of certain items to be consistent with the Company’s historical financial statement presentation, the digital service business accounted for approximately 32.4%, 26.7% and 13.4% of Verge’s net revenue for the six months ended June 30, 2011, the year ended December 31, 2010 and the year ended December 31, 2009, respectively. In addition:
•	for the six months ended June 30, 2011, the digital service business accounted for approximately 34.8% of operating expenses, 32.4% of depreciation and amortization expense, 0.0% of interest expense, 32.9% of the income tax benefit and 12.8% of the net loss in Verge;

•	for the year ended December 31, 2010, the digital service business accounted for approximately 33.5% of operating expenses, 29.8% of depreciation and amortization expense, 0.0% of interest expense, 32.9% of the income tax expense and 17.4% of the net loss in Verge;
•	for the year ended December 31, 2009, it accounted for approximately 30.7% of operating expenses, 22.5% of depreciation and amortization expense, 0.2% of interest expense, 31.4% of the income tax expense and 86.2% of the net loss in Verge;
in each case giving effect to the reclassification of certain items to be consistent with the Company’s historical financial statements.
As of June 30, 2011, total assets of the digital service business were approximately $141 million, or 40.9% of Verge’s total consolidated assets, of which approximately 85% consisted of intangible assets and goodwill.
The table below presents the Verge historical financial statements as of and for the six months ended June 30, 2011 and for the years ended December 31, 2010 and December 31, 2009, as adjusted to reflect the spin-off of Verge’s digital business and to reclassify certain items to be consistent with the Company’s historical financial statement presentation.

Balance Sheet (Adjusted for Digital Spin-off)
As of June 30, 2011
(in thousands)

				Verge as
	Verge	Digital Spin-off	Reclassifications	Adjusted
ASSETS
Current assets:
Cash and cash equivalents	$8,766	$(5,715)	$—	$3,051
Accounts receivable	53,548	(8,141)	—	45,407
Prepaid and other assets	4,764	(1,551)	—	3,213

Total current assets	67,078	(15,407)	—	51,671
Property and equipment, net	8,171	(2,095)	—	6,076
Investment	561	0	(561)	—
Intangible assets, net	111,293	(28,670)	—	82,623
Goodwill	150,990	(91,738)	—	59,252
Restricted investment	538	—	(538)	—
Other assets	4,317	(3,131)	3,156	4,342
Deferred financing costs	2,057	—	(2,057)	—

TOTAL ASSETS	$345,005	$(141,041)	$—	$203,964

LIABILITIES AND STOCKHOLDERS EQUITY
Current liabilities:
Accounts payable	$7,463	$(998)	$20,955	$27,420
Producer payable	18,525	2,430	(20,955)	—
Accrued expenses and other liabilities	7,360	(3,713)	339	3,986
Long-term debt, current portion	13,961	(38)	—	13,923
Capital lease obligations, current	400	(383)	(17)	—
Deferred revenue	531	(209)	(322)	—

Total current liabilities	48,240	(2,911)	—	45,329
Long-term debt	178,240	(2)	—	178,238
Capital lease obligations, long-term	26	(26)	—	—
Deferred tax liabilities	11,429	(4,141)	—	7,288
Other liabilities	1,127	(7)	—	1,120

TOTAL LIABILITIES	239,062	(7,087)	—	231,975

STOCKHOLDERS’ EQUITY
Common stock	5	—	—	5
Additional paid-in capital	163,285	(163,285)	—	—
Accumulated deficit	(57,347)	29,331	—	(28,016)

TOTAL STOCKHOLDERS’ EQUITY	105,943	(133,954)	—	(28,011)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$345,005	$(141,041)	$—	$203,964

Statement of Operations (Adjusted for Digital Spin-off)
Six Months Ended June 30, 2011
(in thousands)

				Verge as
	Verge	Digital Spin-off	Reclassifications	Adjusted
Revenue	$57,957	$(18,761)	$—	$39,196
Cost of revenues	23,544	(6,822)	(16,722)	—
Operating expenses	24,402	(9,874)	16,722	31,250
Depreciation and amortization	9,925	(3,213)	—	6,712

Income from continuing operations	86	1,148	—	1,234

Interest expense	10,771	(1)	—	10,770
Gain from remeasurement of investment	—	—	—	—
Loss on equity investment	—	—	—	—
Other expense	—	—	—	—

Loss from continuing operations before income tax	(10,685)	1,149	—	(9,536)
Income tax (benefit) expense	1,076	(354)	—	722

Loss from continuing operations	$(11,761)	$1,503	$—	$(10,258)

Statement of Operations (Adjusted for Digital Spin-off)
Year Ended December 31, 2010
(in thousands)

				Verge as
	Verge	Digital Spin-off	Reclassifications	Adjusted
Revenue	$122,746	$(32,795)	$—	$89,951
Cost of revenues	48,114	(12,396)	(35,718)	—
Operating expenses	49,202	(20,216)	35,718	64,704
Depreciation and amortization	18,639	(5,559)	—	13,080

Income (loss) from continuing operations	6,791	5,376	—	12,167

Interest expense	19,533	10	—	19,543
Gain from remeasurement of investment	5,573	(5,573)	—	—
Loss on equity investment	(778)	778	—	—
Other (income) expense	(1,257)	696	—	(561)

Loss from continuing operations before income tax	(9,204)	1,267	—	(7,937)
Income tax (benefit) expense	2,156	(710)	—	1,446

Loss from continuing operations	$(11,360)	$1,977	$—	$(9,383)

Statement of Operations (Adjusted for Digital Spin-off)
Year Ended December 31, 2009
(in thousands)

				Verge as
	Verge	Digital Spinoff	Reclassifications	Adjusted
Revenue	$95,142	$(12,709)	$—	$82,433
Cost of revenues	40,838	(8,856)	(31,982)	—
Operating expenses	50,175	(19,099)	31,982	63,058
Depreciation and amortization	15,621	(3,516)	—	12,105

Income (loss) from continuing operations	(11,492)	18,762	—	7,270

Interest expense	16,376	(33)	—	16,343
Gain from remeasurement of investment	1,675	(1,675)	—	—
Loss on equity investment	1,148	(1,148)	—	—
Other (income) expense	464	—	—	464

Loss from continuing operations before income tax	(27,805)	18,268	—	(9,537)
Income tax (benefit) expense	10,389	(3,262)	—	7,127

Loss from continuing operations	$(17,416)	$15,006	$—	$(2,410)

Results of Operations
Six Months Ended June 30, 2011 Compared with Six Months Ended June 30, 2010
Net Revenues. For the six months ended June 30, 2011, net revenues increased $1.9 million, or 3.3%, to $58.0 million compared with the results for the six months ended June 30, 2010. The increase in net revenues was primarily due to the acquisition of STW in May 2010, partially offset by a decrease in advertising revenues due to a weaker advertising market during the first half of 2011.
Cost of Revenues. For the six months ended June 30, 2011, cost of revenues increased $2.2 million, or 10.5%, to $23.5 million compared with the results for the six months ended June 30, 2010. The increase in such costs was primarily due to employee compensation and distribution costs of STW, which Verge acquired in May 2010 and the costs of which were therefore not fully reflected during the six months ended June 30, 2010.
Operating Expenses. For the six months ended June 30, 2011, operating expenses increased $0.9 million, or 3.8%, to $24.4 million compared with the results for the six months ended June 30, 2010. The increase in operating expenses was primarily due to the acquisition of STW.
Depreciation and Amortization. For the six months ended June 30, 2011, depreciation and amortization increased $1.3 million, or 14.8%, to $9.9 million compared with the results for the six months ended June 30, 2010. The increase in depreciation and amortization is primarily due to the acquisition of STW.
Interest Expense. For the six months ended June 30, 2011, interest expense increased $2.6 million, or 31.3%, to $10.8 million compared with the results for the six months ended June 30, 2010. The increase in interest expense is primarily due to additional debt incurred to fund the acquisition of STW.
Provision for Income Taxes. Income taxes for the six months ended June 30, 2011 and the six months ended June 30, 2010 were $1.1 million and $1.0 million, respectively. Verge did not provide a tax benefit against the pre-tax loss due to it not being more likely than not that it will benefit from such losses. The deferred expense reflects Verge’s annual goodwill amortization.
Net Loss. Net loss for the six months ended June 30, 2011 and the six months ended June 30, 2010 were $11.8 million and $1.8 million, respectively.
Twelve Months Ended December 31, 2010 Compared with Twelve Months Ended December 31, 2009
Net Revenues. For the twelve months ended December 31, 2010, net revenues increased $27.6 million, or 29.0%, to $122.7 million compared with the results for the twelve months ended December 31, 2009. The increase in net revenues was primarily due to a rebound in the radio advertising market and the acquisition of STW.

Cost of Revenues. For the twelve months ended December 31, 2010, cost of revenues increased $7.3 million, or 17.8%, to $48.1 million compared with the results for the twelve months ended December 31, 2009. The increase in such costs was primarily due to the employee compensation and distribution costs of STW, which Verge acquired in May 2010.
Operating Expenses. For the twelve months ended December 31, 2010, operating expenses decreased $1.0 million, or 1.9%, to $49.2 million compared with the results for the twelve months ended December 31, 2009. The decrease of operating expenses was primarily due to the realization of increased synergies from the acquisition of JMN.
Depreciation and Amortization. For the twelve months ended December 31, 2010, depreciation and amortization increased $3.0 million, or 19.3%, to $18.6 million compared with the results for the twelve months ended December 31, 2009. The increase in depreciation and amortization is primarily attributable to the acquisition of STW.
Interest Expense. For the twelve months ended December 31, 2010, interest expense increased $3.2 million, or 19.3%, to $19.5 million compared with the results for the twelve months ended December 31, 2009. The increase in interest expense is primarily due to additional debt incurred to fund the acquisition of STW.
Gain from Remeasurement of Investment. Gains from remeasurement of investments were $5.6 million for the twelve months ended December 31, 2010. This gain was attributable to the acquisition in 2010 of the 74% of STW that Verge did not previously own, which pre-existing non-controlling equity interest was remeasured at fair value.
Loss on Equity Investment. For the twelve months ended December 31, 2010, losses on equity investments decreased $0.3 million, or 32.2%, to $0.8 million compared with the results for the twelve months ended December 31, 2009. The decrease is primarily due to lower pass-through losses from equity investments.
Other Expenses. Other expenses for the twelve months ended December 31, 2010 were $1.3 million, which primarily represent an impairment charge relating to equity investments.
Provision for Income Taxes. Income taxes for the twelve months ended December 31, 2010 were $2.2 million compared to an income tax benefit of $10.4 million for the twelve months ended December 31, 2009. The increase in income taxes is primarily due to Verge increasing its valuation allowance for certain deferred tax assets.
Loss from Discontinued Operations. Loss from discontinued operations for the twelve months ended December 31, 2010 was $27,000 related to the closing in 2009 of Fusion Innovative Marketing Company, a wholly-owned subsidiary of Verge which we refer to as “Fusion.” There were no additional discontinued operations in 2010.
Net Loss. Net loss for the twelve months ended December 31, 2010 was $11.4 million compared to a net loss of $18.0 million for the twelve months ended December 31, 2009.

Twelve Months Ended December 31, 2009 Compared with Twelve Months Ended December 31, 2008
Net Revenues. For the twelve months ended December 31, 2009, net revenues increased $12.0 million, or 14.4%, to $95.1 million compared with the results for the twelve months ended December 31, 2008. The increase in net revenues was primarily due to the acquisition of JMN in June 2008.
Cost of Revenues. For the twelve months ended December 31, 2009, cost of revenues increased $4.6 million, or 12.6%, to $40.8 million compared with the results for the twelve months ended December 31, 2008. The increase in such costs was primarily due to the acquisition of JMN.
Operating Expenses. For the twelve months ended December 31, 2009, operating expenses increased $14.0 million, or 39.0%, to $50.2 million compared with the results for the twelve months ended December 31, 2008. The increase in operating expenses was primarily due to the acquisition of JMN.
Depreciation and Amortization. For the twelve months ended December 31, 2009, depreciation and amortization increased $6.5 million, or 71.4%, to $15.6 million compared with the results for the twelve months ended December 31, 2008. The increase is primarily due to the acquisition of JMN.
Interest Expense. For the twelve months ended December 31, 2009, interest expense increased $2.2 million, or 15.5%, to $16.4 million compared with the results for the twelve months ended December 31, 2008. The increase in depreciation and amortization is primarily due to additional debt incurred to fund the acquisition of JMN.
Gain from Remeasurement of Investment. Gains from remeasurement of investments were $1.7 million in the twelve months ended December 31, 2009. This gain was attributable to the acquisition in 2009 of the 53% of Mass2One Media, LLC that Verge did not previously own, which pre-existing non-controlling equity interest was remeasured at fair value.
Loss on Equity Investment. For the twelve months ended December 31, 2009, losses on equity investments decreased $2.7 million, or 70.2%, to $1.1 million compared with the results for the twelve months ended December 31, 2008. The decrease is primarily attributable to lower pass-through losses from equity investments.
Other Expenses. Other expenses for the twelve months ended December 31, 2009 were $0.5 million, which primarily represent the write-off of a tax receivable determined to be uncollectable.
Provision for Income Taxes. Benefits from income taxes for the twelve months ended December 31, 2009 and the twelve months ended December 31, 2008 were $10.4 million and $5.9 million, respectively. The increase in income tax benefit was primarily increased losses due to the acquisition of JMN.

Loss from Discontinued Operations. Loss from discontinued operations for the twelve months ended December 31, 2009 was $0.6 million due to the closing of Fusion. There were no losses from discontinued operations for the twelve months ended December 31, 2008.
Net Loss. Net loss for the twelve months ended December 31, 2009 and the twelve months ended December 31, 2008 were $18.0 million and $10.4 million, respectively.
Liquidity, Cash Flow and Debt
Cash flows for the six months ended June 30, 2011 and June 30, 2010 and the twelve months ended December 31, 2010 and December 31, 2009:

	Cash Flow
	Six Months	Six Months	Twelve Months	Twelve Months
	Ended June 30,	Ended June 30,	Ended December 31,	Ended December 31,
	2011	2010	2010	2009
	(dollars in thousands)
Net cash provided by (used in) operating activities	$4,376	$4,659	$18,160	$(5,810)
Net cash used in investing activities	3,815	33,289	36,070	22,988
Net cash provided by (used in) financing activities	(5,743)	35,454	27,949	24,847

Net increase (decrease) in cash and cash equivalents	(5,182)	6,824	10,039	(3,951)
Cash and cash equivalents, beginning of period	13,948	3,909	3,909	7,860

Cash and cash equivalents, end of period	$8,766	$10,733	$13,948	$3,909

Net cash provided by operating activities was $4.4 million for the six months ended June 30, 2011, compared to $4.7 million net cash provided by operating activities for the six months ended June 30, 2010. The changes were principally attributable to an increase in net loss of $10.0 million partially offset by the non-cash gain on remeasurement of investments of $5.6 million, an increase in non-cash interest of $2.0 million, an increase in depreciation and amortization of $1.5 million and a decrease in producer payables of $1.5 million.
Net cash used in investing activities was $3.8 million for the six months ended June 30, 2011, compared to $33.4 million net cash used in investing activities for the six months ended June 30, 2010. The changes were principally attributable to the acquisition of STW in May 2010.
Net cash used in financing activities was $5.7 million for the six months ended June 30, 2011, compared to $35.4 million provided by financing activities during the six months ended June 30, 2010. The changes were principally attributable to additional debt incurred to fund the acquisition of STW.

Net cash provided by operating activities was $18.2 million for the twelve months ended December 31, 2010, compared to $5.8 million net cash used in operating activities for the twelve months ended December 31, 2009. The changes were principally attributable to an increase of deferred taxes of $12.9 million, a decrease in net loss of $6.6 million, an increase of depreciation and amortization of $3.4 million and an increase of non-cash interest of $2.5 million. These items were partially offset by an increased gain on remeasurement of investments of $3.9 million.
Net cash used in investing activities for the twelve months ended December 31, 2010 was $36.1 million, compared to $23.0 million net cash used in investing activities for the twelve months ended December 31, 2009, primarily as a result of the acquisition of STW.
Net cash used in financing activities was $27.9 million for the twelve months ended December 31, 2010, compared to $24.8 million net cash used in financing activities. for the twelve months ended December 31, 2009.
Liquidity and Capital Resources
Verge continually projects anticipated cash requirements, which may include requirements for potential acquisition opportunities, capital expenditures, principal and interest payments on its outstanding indebtedness, dividends and working capital requirements. To date, funding requirements have been financed through cash flows from operations, the issuance of equity to Oaktree and the issuance of long-term debt.
At June 30, 2011, Verge’s principal sources of liquidity were its cash and cash equivalents of $8.8 million and borrowing availability of $14.2 million in lines of credit of its wholly-owned subsidiaries, which equaled $23.0 million in total liquidity. Cash flow from operations is also a principal source of funds. Verge estimates that cash flows from operations and availability on its line of credit will be sufficient to fund its cash requirements, including scheduled interest and required principal payments on its outstanding indebtedness and projected working capital needs for at least the next 12 months.
Excelsior Radio Networks, LLC, one of Verge’s wholly-owned subsidiaries which we refer to as “Excelsior,” has a $15 million line of credit with a financial institution, with an interest rate at the lower of 4.75% above LIBOR, or 3.75% above the prime rate at June 30, 2011 and December 31, 2010. During the six months ended June 30, 2011, the interest rate varied from 4.25% to 4.75% above LIBOR, or 3.50% to 3.75% above the prime rate, depending on Excelsior’s leverage ratio at the time the loan is drawn; and, during the year ended December 31, 2010, the interest rate varied from 4.50% to 4.75% above the LIBOR, or 3.50% to 3.75% above the prime rate, depending on Excelsior’s leverage ratio at the time the loan is drawn. The line is collateralized by all the assets of Excelsior, which also secures the Excelsior term loan described below. A portion of the credit line, $763,000 at June 30, 2011 and December 31, 2010, has been set aside as a letter of credit to collateralize Excelsior’s lease for its New York office space. As of June 30, 2011 and December 31, 2010, approximately $14.2 million was available to Verge. The line and letter of credit expire on June 20, 2013. The line of credit is subject to certain financial covenants and certain fees on the unused balance.
Excelsior also has a $115 million term loan, which we refer to as the “Excelsior term loan,” with a balance outstanding of $89.2 million and $94.7 million as of June 30, 2011 and December 31, 2010, respectively. The Excelsior term loan is subject to quarterly principal payments with a balloon payment at maturity in June 2013. The term loan carries interest at a rate that is reset quarterly. As of June 30, 2011 and December 31, 2010, the per annum interest rate on the Excelsior term loan was 5.75%.

On October 25, 2010, STW renewed its line of credit with Royal Bank of Canada, which we refer to as “RBC,” amounting to a $352,000 credit agreement, consisting of a $251,000 revolving demand facility, which we refer to as the “revolver,” and a $101,000 non-revolving term loan facility, which we refer to as the “RBC term loan.” Borrowing limits are based on eligible receivables. The revolver carries interest at RBC’s prime plus 2.5%, and is payable on demand with borrowings under letters of credit and guarantee not to exceed $101,000 at any time. The revolver is unused at June 30, 2011 and December 31, 2010, and there are no future minimum required payments. The RBC term loan carries interest at RBC’s prime plus 4.25%, with monthly repayment of principal of approximately $8,000 plus interest. The RBC term loan matures on September 30, 2011. The loan is secured by a first priority security interest on STW’s present and future movable property and insured receivables.
A subsidiary of Verge issued senior notes, which we refer to as “PIK notes,” to its equity investors, including management, at interest rates of 14.5% and 15.5% due November 1, 2013 and October 31, 2013, respectively, with interest compounded quarterly and payable in kind until the principal and accrued interest become due at maturity. Total amounts due, including principal and interest payable, on November 1, 2013 is $92.4 million, and on October 31, 2013 is $53.7 million.
If Verge or any of its subsidiaries is unable to meet its debt service and repayment obligations from time to time under these instruments, it would be in default thereon, which if uncured, would allow creditors at that time to declare all outstanding indebtedness to be due and payable and materially impair the financial condition and liquidity of Verge. If financing is limited or unavailable to Verge upon the maturity of its outstanding debt, it may not have the financial means to repay the debt.
In connection with the transactions contemplated by the Merger Agreement, Verge anticipates that it will purchase the PIK notes that are not being exchanged for subordinated debt of the combined company as described under “Interests of Certain Persons in Matters to be Acted Upon — Letter Agreement,” repay the amounts due under the revolver, the Excelsior term loan and the RBC term loan and terminate any undrawn commitments.

Contractual Obligations and Commitments
The following table summarizes our contractual obligations and commitments as of June 30, 2011.

	Payments Due by Period
	Less Than 1			More Than
	Year	1-3 Years	3-5 Years	5 Years	Total
	(in thousands)
Long-term debt obligations
PIK notes	$—	$102,997	—	—	$102,997
Excelsior term loan	13,923	75,240	—	—	89,163
Total long-term debt obligations	$13,923	178,237	—	—	192,160
Capital lease obligations	400	26	—	—	426
Other long-term liabilities(1)	1,163	3	—	—	1,166

Total	$15,486	$178,266	—	—	$193,752

(1)	Primarily includes remaining payments on Voodoovox, Inc. acquisition of $516 and the RBC term loan of $352.
Critical Accounting Policies and Estimates
Verge’s financial statements are prepared in accordance with accounting principles that are generally accepted in the United States. The preparation of these financial statements requires it to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses as well as the disclosure of contingent assets and liabilities. Verge continually evaluate its estimates and judgments including those related to allowances for doubtful accounts, useful lives of property, plant and equipment and intangible assets, impairment of goodwill and indefinite lived intangible assets and other contingencies. Verge bases its estimates and judgments on historical experience and other factors that are believed to be reasonable under the circumstances. Actual results may differ from these estimates under different assumptions or conditions. Verge believes that of its significant accounting policies, the following may involve a higher degree of judgment or complexity.
Accounts Receivable and Allowance for Doubtful Accounts
In the normal course of business, Verge provides unsecured credit to customers, performs credit evaluations of these customers, and maintains reserves for potential credit losses. In determining the amount of allowance for doubtful accounts, management considers historical credit losses, the past due status of receivables, payment history, and other customer-specific information. The past due status of a receivable is based on its contractual terms. Expected credit losses are recorded as an allowance for doubtful accounts. Receivables are written off when management believes they are uncollectible.
Capitalized Software Costs
Research and development costs are incurred to establish the technological feasibility of software products to be marketed. Research and development expense consist primarily of salaries and benefits for research and development personnel.

Verge capitalizes external direct costs of materials and services consumed in developing and obtaining internal use computer software, and the payroll and payroll-related costs for employees who are directly associated with, and who devote time to, developing the internal use computer software. Management’s judgment is required in determining the point at which various projects enter the stages at which costs may be capitalized, in assessing the ongoing value of the capitalized costs, and in determining the estimated useful lives over which the costs are amortized. Verge expects to continue to invest in internally developed software.
Verge capitalizes software costs to be marketed associated with the licensing of its digital products and services to its customers. The costs of producing software masters, including costs of programmers and the related overhead, subsequent to establishing technological feasibility, is capitalized. Technological feasibility is established when Verge has completed all planning, designing, coding, and testing activities that are necessary to establish that the software product meets its designed specifications. All costs incurred to establish technological feasibility of this software are charged to expense.
All external and internal use capitalized software costs are included in other assets on the accompanying consolidated balance sheets, and are amortized between two and five years.
Goodwill and Intangible Assets
Goodwill represents the excess of consideration transferred over the fair value of identifiable net assets acquired. Acquired intangibles are recorded at fair value as of the acquisition date. Goodwill and other intangibles determined to have an indefinite life are not amortized, but tested for annual impairment. Verge measures impairment of its indefinite-lived intangible assets, which consists of trade names based on the relief-from-royalty method. An impairment loss is recognized on indefinite-lived intangibles when the carrying amount exceeds the fair value. For goodwill, the fair value of the reporting unit is compared to its carrying amount on an annual basis to determine if there is a potential impairment. If the fair value of the reporting unit is less than its carrying value, an impairment loss is recorded to the extent that the fair value of the goodwill is less than their carrying value, determined based on discounted cash flows, market multiples, or appraised values, as appropriate.
Intangible assets subject to amortization consist of advertiser and producer relationships, trade names, customer relationships, technology, in-process research and development, which we refer to as “IPR&D,” beneficial lease interest, and non-compete agreements acquired. The intangible asset values assigned were determined based upon the expected discounted aggregate cash flows to be derived over the life of the assets. Verge amortizes the value assigned to intangibles as follows:

Advertiser and producer relationships	15 years
Trade names	3-7 years
Customer relationships	1-9 years
Technology	2-8 years
IPR&D	8-9 years
Beneficial lease interest	7 years
Non-compete agreements	4 years

Intangible assets that have definite lives are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. If any indications were present, Verge would test for recoverability by comparing the carrying amount of the asset to the net undiscounted cash flows expected to be generated from the asset. If those net undiscounted cash flows do not exceed the carrying amount (i.e., the asset is not recoverable), Verge would perform the next step, which is to determine the fair value of the asset, and record an impairment, if any. Verge re-evaluates the useful life determinations for these intangible assets each year to determine whether events and circumstances warrant a revision in their remaining useful lives.
Income Taxes
Deferred income taxes are recognized for the temporary differences between the financial statement and the tax basis of the assets and liabilities of Verge. Verge calculates the deferred income taxes using the enacted tax rate expected to apply to the taxable income for each year in which the deferred tax liability or asset is expected to be settled or realized.
Verge’s accounting for uncertainty of income taxes in its financing statements is based on the guidance that prescribes a recognition threshold and measurement attribute for financial statement recognition, and measurement of a tax position taken, or expected to be taken, in a tax return, and also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. A tax benefit from an uncertain tax position taken, or expected to be taken, may be recognized only if it is “more likely than not” that the position is sustainable upon tax authority examination, based on its technical merits. The tax benefit of a qualifying position under this guidance would equal the largest amount of tax benefit that is greater than 50% likely of being realized upon settlement, with a taxing authority having full knowledge of all the relevant information. A liability (including interest and penalties, if applicable) is established in the financial statements to the extent a current benefit has been recognized on a tax return for matters that are considered contingent upon the outcome of an uncertain tax position. In the opinion of management, Verge has no uncertain tax positions. The adoption of this standard had no material effect on Verge’s consolidated financial statements. The tax years subject to examination by the taxing authorities are the years ended December 31, 2007 and forward.
Quantitative and Qualitative Disclosures about Market Risk
To manage interest rate risk, Verge may be required to enter into interest rate swap contracts to adjust the proportion of total debt that is subject to variable interest rates. Such contracts fix the borrowing rates on floating debt to provide a hedge against the risk of rising rates.
By using derivative financial instruments to hedge exposure to changes in interest rates, Verge exposes itself to credit risk and market risk. Credit risk is the failure of the counterparty to perform under the terms of the interest rate swap contract. Market risk is the adverse effect on the value of a financial instrument that results from a change in interest rates. The market risk associated with interest rate swap contracts is managed by establishing and monitoring parameters that limit the types and degree of market risk that may be undertaken.

Verge assesses interest rate cash flow risk by continually identifying and monitoring changes in interest rate exposure that may adversely impact expected future cash flows, and by evaluating hedging opportunities.
Verge uses a variable rate debt to finance certain of its operations. The debt obligations expose Verge to variability in interest payments due to changes in interest rates. Verge is required under the term loan, under certain circumstances, to limit the variability of its interest payments. To meet this objective, Verge has entered into interest rate swap agreements to manage fluctuations in cash flows resulting from interest rate risk, each of which has now expired. In the future, Verge may enter into additional interest rate swap agreements to convert variable-rate cash flow exposure on the debt obligations to fixed cash flows.
Inflation
The impact of inflation on Verge’s operations has not been significant to date. There can be no assurance that a high rate of inflation in the future would not have an adverse effect on Verge’s operations.

THE MERGER
Background of the Merger
The Company, which was formed in 1974, owns and operates a radio network business in the United States, and is majority owned by Gores. Prior to April 29, 2011, the Company also owned and operated a traffic reporting business which it sold to a third party.
Verge, which was formed in 2008 by a group of investors led by Oaktree Capital Management, L.P., which we refer to as “Oaktree,” also owns and operates a radio network business in the United States and, through one of its affiliates, provides digital services to radio broadcasters and their content providers.
Following the investment in the Company by Gores in 2008, the Company completed a recapitalization and refinancing of its previously outstanding debt in April 2009, implemented cost reduction initiatives in 2008 and 2009, achieved improved revenue and EBITDA and has had greater access to capital to support expansion of its radio networks business. Accordingly, the Company regularly evaluates the benefits and risks of potential acquisitions of companies in its industry and assesses the strategic and financial implications of any such opportunities.
As part of this process, and with the assistance of its financial advisor, Moelis & Co., LLC, the Company identified Verge’s radio network business as a logical strategic acquisition in light of industry dynamics and the potential for significant synergies.
Beginning in December 2009, the Company had preliminary discussions with a subsidiary of Verge that previously owned Verge’s radio network business, which we refer to as “Triton Media,” relating to a possible transaction and entered into a confidentiality agreement with Triton Media in order for the parties to continue discussions and exchange information. However, such discussions did not result in any agreement regarding a transaction between the Company and Triton Media.
From time to time the Company has also evaluated a variety of other strategic alternatives, including potential business combination transactions involving companies in its industry. Among other parties, the Company has had periodic discussions with two parties, which we refer to as “Party A” and “Party B,” regarding a possible business combination. Both of these parties are in the broadcasting and radio station operator sector and have substantially greater financial resources than the Company. Additionally, from time to time, the Company received unsolicited and preliminary inquiries from other companies in its industry regarding possible transactions and strategic combinations.
On multiple occasions during September 2010, representatives of the Company held discussions with Verge to determine Verge’s interest in resuming discussions regarding a potential transaction in which the Company would acquire Verge’s radio network business for cash. After Verge indicated it would be willing to resume such discussions, on September 24, 2010, the Company amended its confidentiality agreement with Triton Media to extend its term to the earlier of June 2012 and the entry into a definitive transaction agreement.
During the last week of September 2010, senior management of the Company and representatives of Moelis held discussions with members of the Board and representatives of Gores regarding a potential acquisition of Verge’s radio network business, including the strategic and financial implications of such an acquisition. Also during this period, representatives of the Company and Oaktree discussed matters related to the potential acquisition, including the process of conducting a due diligence review of Verge and the anticipated timing of such review.
On multiple occasions during October 2010 and the first week of November 2010, representatives of the Company, Gores and Moelis discussed the process of obtaining financing for the proposed acquisition and held several due diligence sessions as part of that process. Also during this period, the Company and its legal advisors negotiated non-disclosure agreements with potential financing sources for the proposed acquisition and, with the assistance of Moelis, Company management prepared a presentation to such potential financing sources.

On November 10, 2010, lender presentations were given by the Company and Moelis to several potential financing sources for the proposed acquisition, and on November 11, 2010, the Company engaged FTI Consulting, Inc., which we refer to as “FTI,” to assist the Company evaluate potential synergies related to the proposed acquisition.
Between mid-November 2010 and mid-December 2010, the parties and their respective legal counsels negotiated the terms of a draft acquisition agreement, and the potential financing sources were given access to information so that they could conduct a due diligence review of the Company and Verge. Also during this period, multiple due diligence conference calls were conducted among various potential financing sources, on the one hand, and representatives of the Company, Moelis and Verge, on the other hand. Also during this period, representatives of the Company, on the one hand, and representatives of Verge and/or Oaktree, on the other hand, further discussed business and financial issues related to the potential acquisition, including potential synergies that could be achieved by the combined Company.
In mid-December 2010, the Company and Verge terminated discussions due to lack of availability of acquisition financing on favorable terms.
During the first quarter of 2011, representatives of the Company contacted representatives of Party A to discuss partnering with Party A to acquire a competing radio network business. While Party A expressed interest in continuing discussions about such a partnership, the discussions did not progress past a preliminary stage.
On February 14, 2011, representatives of the Company and Moelis met with representatives of Verge to resume discussions regarding a potential transaction. At the meeting, the parties agreed that combining their respective radio network businesses in a merger of equals, rather than an acquisition by the Company of Verge’s radio network business for cash, would be more desirable to the parties, among other reasons, because stockholders of both companies would benefit from the estimated synergies of the combined company and due to the reduced financing required for a merger of equals transaction. To accomplish this, the parties further discussed their mutual desire for the Company to sell or spin-off its traffic reporting business, including Metro Networks, Inc. and its subsidiaries, SmartRoute Systems, Inc. and TLAC, Inc., which we collectively refer to as the “Metro Traffic Business,” and for Verge to sell or spin-off its digital service provider business, which we refer to as the “Triton Digital Business,” in each case prior to consummation of a merger.

On February 24, 2011, representatives of the Company and Verge further discussed business and financial issues related to the potential merger.
On multiple occasions between February 25, 2011 and March 9, 2011, representatives of the Company, Moelis and Gores discussed various issues related to the possible merger, including the potential financial terms and strategic implications of such a transaction. Also during this period, the Company and Verge exchanged certain financial information, including financial forecasts for their respective businesses.
On March 10, 2011, representatives of the Company, Gores and Moelis met with representatives of Verge and Oaktree to discuss the percentage ownership of the combined company that each of the Company’s and Verge’s stockholders would hold after the proposed merger. After lengthy negotiations, the parties tentatively agreed that the stockholders of Verge would receive shares of the Company in the merger representing 59% of the capital stock of the combined company on a fully diluted basis with the Company’s stockholders retaining the remainder of the capital stock of the combined company. These economic splits were premised upon the Company having no more than approximately $55 million of debt and Verge having no more than approximately $200 million of debt, in each case immediately prior to the closing of the potential merger.
Also at the meeting, it was tentatively agreed that stockholders of Verge would have the right to appoint a majority of the combined company’s board of directors and that the Company’s existing stockholders would be granted certain minority rights, including the right to approve a sale of the Company under certain circumstances and for a specified period post-closing. The parties agreed to instruct their respective legal counsels to prepare a term sheet that addressed these and related governance issues with respect to the combined company.
Additionally, the Company discussed the status of its sale of the Metro Traffic Business and Verge discussed its intention to spin-off its Triton Digital Business to its stockholders prior to signing of a definitive merger agreement. A key consideration was finding a means to isolate any potential residual liabilities of the Metro Traffic Business and the Triton Digital Business.
Between mid-March 2011 and mid-April 2011, the parties and their respective advisors agreed upon a process for coordinating due diligence including a framework for information sharing, re-commenced due diligence efforts, and discussed and negotiated a definitive merger agreement and governance term sheet.
On April 1, 2011, Party A’s financial advisor contacted representatives of the Company to express Party A’s interest in acquiring the Company and to request a meeting with the Company to further discuss a possible transaction.

On April 12, 2011, at a meeting of the Board, representatives of the Company and its outside advisors described the status of discussions with Verge, outlined the proposed economic splits and corresponding debt levels of each party in the potential merger, and reviewed some of the benefits and risks of such a transaction.
On April 14, 2011, representatives of the Company met with representatives of Party A and its financial advisor to further discuss a potential transaction. At the meeting, the Company expressed its views regarding the synergies it believed could be achieved in a transaction between the Company and Party A, and invited Party A to make an offer for the Company based on publicly available information and certain financial forecasts that had been previously provided to Party A. At the conclusion of the meeting, Party A continued to express an interest in acquiring the Company and requested that the Company circulate a summary of its synergy analysis to Party A, which was delivered on May 15, 2011
On April 15, 2011, representatives of Moelis met with representatives of Verge to discuss certain financial metrics of the Company and Verge and the parties’ relative financial performance during the first quarter of 2011 and latest twelve month period. Following such discussion, the parties were unable to re-confirm the allocation of equity in the combined company that had been tentatively agreed upon at the March 2011 meeting. As a result, the parties determined to halt discussions regarding a potential merger.
On April 29, 2011, the Company completed the sale of its Metro Traffic Business to Clear Channel Acquisition LLC, which we refer to as “Clear Channel.”
Between May 3, 2011 and May 18, 2011, following confirmation by Verge of the economic splits tentatively agreed to in March 2011, representatives of the Company and Verge and their respective advisors resumed merger negotiations and discussed, among other things, a potential timeline for the transaction, the status of the due diligence process, the likely structure of the financing for the proposed merger and the status of discussions with potential financing sources.
Between May 24, 2011 and June 9, 2011, representatives of the Company and Verge and their respective financial advisors conducted due diligence on the financial model with respect to the proposed merger, as well as on the Company’s and Verge’s latest financial results and outlook for 2011. Also during this period, the parties continued to discuss business and financial issues related to the potential merger, including an anticipated timeline to complete a transaction.
On June 2, 2011, the Company received a written indication of interest from Party A to acquire the Company for $44 million in cash, which was to be used to repay the Company’s outstanding debt, and shares of stock of Party A that the Company valued at approximately $43 million using Party A’s closing stock price on the day the offer was received. After reviewing the indication of interest with Moelis, the Company instructed Moelis to inform Party A that the proposed price was too low and did not sufficiently account for the synergies that could be achieved if Party A were to acquire the Company.
On June 6, 2011, members of the Audit Committee (which consists solely of independent directors) held a telephonic meeting to discuss the potential transaction with Verge, including a review of the economic terms of the proposed merger from the standpoint of the Company’s stockholders other than Gores, and to assess what approvals might be required for such transaction under the Company’s organizational documents. The Audit Committee determined to continue to monitor any proposed merger or similar transaction that might be presented to the Board. The Audit Committee convened from time to time during the months of June and July 2011 to discuss the status of the proposed transaction with Verge and related matters with senior management and the Company’s outside advisors.

Between June 11, 2011 and June 29, 2011, representatives of the Company and Verge and their respective financial advisors further discussed financing options for the proposed merger, continued to review and refine the previously estimated synergies of the combined company, prepared a new financial model of the proposed merger, and circulated such model to potential financing sources. Also during this period, the Company and Verge continued their due diligence review of each other.
On June 27, 2011, representatives of the Company and Verge and their respective legal counsels held a teleconference to discuss the status of the definitive documents and the principal outstanding issues. Among other matters, the parties discussed the necessity of a fiduciary out which would allow the Company to terminate the merger agreement if it were to receive an unsolicited proposal from a third party between signing and closing that was superior to the transaction with Verge. Verge asserted that such a termination right was unnecessary and created unacceptable execution risk, while the Company asserted that having a fiduciary out provision was an important factor for the Board. The parties also discussed matters relating to potential indemnification obligations that may arise in the future as a result of the Company’s sale of its Metro Traffic Business and the anticipated spin-off by Verge of its Triton Digital Business, and how to appropriately allocate the risk of such potential obligations among the Company’s and Verge’s respective stockholders.
Also during the call, the parties discussed the allocation of board seats of the combined company and certain minority protections for the Company’s existing stockholders that had been previously agreed to, including in connection with a sale of the combined company during the first three years following consummation of the merger. It was decided that the best way to implement these arrangements was to amend and restate the Company’s organization documents to provide for two classes of stock, one of which would be held by existing stockholders of the Company and the other of which would be issued to Verge’s stockholders. The two classes of stock would be identical except for certain class voting and approval rights including in connection with the election of directors and in certain circumstances the class of stock to be held by Verge’s stockholders would automatically convert into the class of stock to be held by the Company’s existing stockholders.
Finally, the parties discussed a mechanism for determining and allocating value to Verge’s stockholders for certain assets and liabilities of the parties that were not taken into account in determining the allocation of equity in the merger during the March 2011 meeting. The parties also discussed a mechanism to adjust such value at the closing of the proposed merger based upon changes in the amount of certain of the parties’ respective liabilities between signing and closing.

In June 2011, representatives of the Company contacted representatives of Party B to ascertain Party B’s interest in a potential business combination transaction involving the Company. Party B informed the Company that it was not interested in pursuing a transaction with the Company at that time.
On July 1, 2011, the Board met to receive an update on the current status of discussions with Verge, with input from the Company’s outside advisors. At this meeting, the Board, among other matters, reviewed the current status of the merger discussions, the principal outstanding issues, and other pertinent information. After extensive discussions, the Board authorized management to continue negotiation of definitive documents, subject to satisfactory resolution of the principal outstanding issues.
On July 5, 2011, representatives of the Company and Verge and their respective advisors held a due diligence call during which the parties discussed the information they had received to date and further information that each party still required. Following this call and up until the signing of the merger agreement, the Company and its legal counsel continued to request and review due diligence materials from Verge.
On July 7, 2011, representatives of Gores and Oaktree discussed certain issues related to senior debt of the Company held by Gores and debt of one of Verge’s subsidiaries held by Oaktree and Black Canyon. Specifically, the parties discussed the benefits of exchanging a portion of such debt for subordinated debt of the combined company in order to facilitate the financing required for the proposed merger. On July 8, 2011, representative of Gores, Oaktree and Black Canyon tentatively agreed to exchange up to an aggregate of $25 million of such debt for subordinated debt of the combined company on terms to be mutually agreed with the Company.
On July 12, 2011, representatives of the Company and Verge and their respective legal counsels held a teleconference to further discuss the status of the definitive documents and principal outstanding issues, including the need for a fiduciary out. During the call, the Company’s legal counsel informed Verge that Gores had indicated a willingness to deliver a written consent to approve the transactions at the time of signing the merger agreement. Nevertheless, the Company’s legal counsel expressed the importance to the Company and the Board to maintain a fiduciary out for a reasonable period of time after signing the merger agreement.
On July 13, 2011, representatives of the Company met with representatives of Party A to further discuss a potential transaction. At the conclusion of the meeting, the Company invited Party A to make a revised proposal to acquire the Company.
On July 14, 2011, the Company and Verge received an initial draft of a debt commitment letter and related agreements from General Electric Capital Corporation and General Electric Capital Markets, Inc. in respect of certain first lien debt commitments. Later on July 14, 2011, the parties received an initial draft of a debt commitment letter and related agreements from Macquarie Capital (USA) Inc. in respect of certain second lien debt commitments. Also on July 14, 2011, Verge’s legal counsel circulated a revised draft of the merger agreement to the Company and its legal counsel. From July 14, 2011 through the signing of the merger agreement on July 30, 2011, the parties and their respective legal counsels continuously negotiated the merger agreement and the related ancillary documents.

In mid-July 2011, representatives of the Company received an inquiry from a media advertising sales company, which we refer to as “Party C,” indicating its interest in a possible business combination with the Company. The following day, Party C’s financial advisor contacted representatives of the Company and reiterated Party C’s interest in a possible business combination with the Company. Representatives of the Company were receptive to exploring a transaction with Party C and invited Party C to make an offer, but Party C failed to pursue discussions past a preliminary stage.
On July 16, 2011, representatives of the Company and Verge discussed a mechanism to allocate risk related to potential post-closing indemnification obligations in connection with the sale by the Company of its Metro Traffic Business and the anticipated spin-off by Verge of its Triton Digital Business. Specifically, the parties discussed an arrangement pursuant to which Gores would agree to make certain payments to Verge’s stockholders in the event the Company had to make an indemnification payment under its agreement with Clear Channel and that Oaktree would agree to make certain payments to the Company in the event the Company suffered any losses defending against post-closing claims related to the Triton Digital Business.
Also on this call, the parties further discussed a mechanism for determining and allocating value to Verge’s stockholders for certain assets and liabilities of the parties that were not taken into account in determining the allocation of equity in the merger during the March 2011 meeting, as well as a mechanism to adjust such value at the closing of the proposed merger based upon changes in certain of the parties’ respective liabilities between signing and closing. During the call, the parties tentatively agreed that such value, if any, should be provided to Verge’s stockholders in the form of a promissory note from the combined company, and that the initial amount of the promissory note would be subject to adjustment based upon the parties’ respective net debt immediately prior to the closing of the proposed merger.
Between July 16, 2011 and July 23, 2011, representatives of the Company and Verge continuously discussed these matters. At the conclusion of these discussions, it was tentatively agreed that Verge’s stockholders would receive shares of Series A Preferred Stock rather than a promissory note; that the initial liquidation preference of the Series A Preferred Stock would be $8 million in the aggregate, subject to adjustment based upon the parties’ respective net debt immediately prior to the closing as compared to target net debt of $47.9 million and $199.9 million for the Company and Verge, respectively; and that the Series A Preferred Stock would accrue dividends at a rate equal to 9% per annum for the first two years after the issue date with such rate increasing thereafter.
On July 18, 2011, representatives of the Company and Verge and their respective legal counsels held a teleconference to further discuss the status of the definitive documents and principal outstanding issues, including the need for a fiduciary out. During the call, Verge indicated that it might be willing to agree to a limited fiduciary out in the merger agreement if, in addition to delivering its written consent at signing, Gores was willing to enter into a voting agreement, pursuant to which, among other things, Gores would agree not to support an alternative transaction for 12 months following any exercise by the Company of its fiduciary out, and if the Company were willing to pay a termination fee to Verge if the fiduciary out was exercised. Also on the call, the parties further discussed the potential indemnification obligations of Gores with respect to the sale of the Metro Traffic Business and of Oaktree with respect to the spin-off of the Triton Digital Business.

Also on July 18, 2010, members of the Audit Committee held a telephonic meeting to further discuss the potential transaction with Verge from the perspective of the Company’s stockholders other than Gores, with input from the Company’s legal advisors. After determining that a fairness opinion from an independent financial advisor would assist the Audit Committee and the Board to evaluate the potential transaction, the Audit Committee invited Berenson to join the call to discuss the proposed merger as well as the terms under which Berenson would be willing to be engaged to render such an opinion.
On July 20, 2011, after negotiation of the financial terms of such engagement, the Audit Committee of the Board engaged Berenson to render a fairness opinion to the Audit Committee and the Board in connection with the proposed merger. Among the reasons for selecting Berenson were Berenson’s familiarity with the Company and its industry, its experience in rendering fairness opinions in similar transactions, the fact that Berenson was not presently engaged by or otherwise performing services on behalf of either party or its affiliates in connection with the proposed merger, and that Berenson’s proposed fee was within the range of fees typically charged by financial advisory firms for this type of engagement.
Also on July 20, 2011, Moelis received a revised indication of interest from Party A to acquire the Company for $125 million in cash, of which approximately $45 million would be used to repay the Company’s outstanding debt, and a $25 million unsecured note with a two year maturity and an interest rate of 7% per annum. After reviewing the indication of interest with Moelis, the Company determined that the indication of interest from Party A was inferior to the transaction with Verge and, as a result, instructed Moelis to inform Party A that its proposed price would need to be further increased.
On July 21, 2011, the Company’s legal counsel circulated a draft of the Indemnity and Contribution Agreement to address the post-merger indemnification obligations of Gores and Oaktree with respect to any liability arising from the sale of the Metro Traffic Business and the anticipated spin-off of the Triton Digital Business, respectively. Representatives of the Company, Gores and Oaktree continued to negotiate this agreement, including the limits on liability, the duration of the obligations and related issues through the signing of the merger agreement.
On July 22, 2011, members of the Audit Committee held a telephonic meeting to further discuss the potential transaction with Verge from the perspective of the Company’s stockholders other than Gores, with input from the Company’s legal advisors.

Between July 22, 2011 and July 24, 2011, representatives of the Company and Verge and their respective advisors continued to discuss the principal outstanding issues as well as the procedures for the exchange of competitively sensitive information. The parties agreed that exchange of such information was necessary to allow the parties to complete their respective due diligence review and allow their respective legal counsels to deliver reports to the potential financing sources to complete their diligence process. After the parties concluded there was sufficient agreement to justify entering into the next stage of due diligence, the Company and Verge exchanged previously withheld competitively sensitive documents and their legal and financial advisors began their due diligence review of such documents. Also during this period, Gores, Oaktree and Black Canyon reached agreement with the Company and Verge on the terms of the subordinated debt of the combined company to be received by such parties in exchange for, as applicable, Company debt and debt of Verge’s subsidiary held by such parties, and further agreed to potentially increase the aggregate amount of such debt to be exchanged from $25 million to $30 million.
On July 24, 2011, the parties received revised drafts of the first lien debt commitments showing that ING Capital LLC would provide 50% of the first lien debt commitments (which commitments ING Capital LLC ultimately provided). The terms and conditions of the first lien debt commitments and second lien debt commitments were continuously negotiated from July 14, 2011 until immediately prior to the signing of the merger agreement on July 30, 2011, at which point the first lien debt commitments and second lien debt commitments were executed.
Also on July 24, 2011, members of the Audit Committee held a teleconference with the Company’s legal counsel to discuss, among other matters, the current formulation of the fiduciary out provisions in the merger agreement.
Between July 24, 2011 and July 28, 2011, the Audit Committee met several times via teleconference with Berenson to receive an update regarding the status of their financial analysis and to discuss the current status of the transaction.
Between July 25, 2011 and July 30, 2011, representatives of the Company and Verge and their respective legal counsels were in constant contact working to negotiate the final terms of the merger agreement and ancillary documents.
On July 26, 2011, Moelis received a further revised indication of interest from Party A to acquire the Company for $125 million in cash, of which approximately $45 million would be used to repay the Company’s outstanding debt, and shares of stock of Party A that the Company valued at approximately $20 million using Party A’s closing stock price on the day the indication of interest was received. After reviewing the indication of interest with Moelis, the Company determined that the indication of interest remained inferior to the proposed transaction with Verge and, as a result, instructed Moelis to inform Party A that its proposed price would need to be increased. Party A subsequently informed Moelis that Party A was not able to increase its proposed price, at which time discussions between the parties terminated.

On the morning of July 29, 2011, members of the Audit Committee held a telephonic meeting to discuss Berenson’s financial analysis of the proposed merger, including the fairness to the Company’s stockholders (other than Gores) of the exchange ratio in the merger. Following the Audit Committee meeting, the Board held a telephonic meeting to discuss the terms of the merger, the merger agreement and the ancillary documents. In advance of the meeting, the Board had received materials relating to the potential merger, including a presentation from Berenson outlining its financial analyses of the proposed transaction, the latest draft of the merger agreement and an executive summary of the material provisions of the merger agreement and ancillary documents. Also at the board meeting, Moelis discussed its financial analysis with the Board. At the same meeting, the Company’s legal counsel discussed the terms of the draft merger agreement and engaged in a general discussion with the Board concerning the Company’s sale process, the current terms of the merger, the merger agreement and ancillary documents. In addition, the Company’s legal counsel reviewed with the members of the Board an explanation of their duties as a member of a board of directors under Delaware law and responded to additional questions and requests for clarification from the Board.
Also on July 29, 2011, Verge completed the spin-off to its stockholders of the Triton Digital Business and consummated certain other restructuring transactions. Pursuant to such transactions, Triton became the sole stockholder of Verge and an indemnitor under the Indemnity and Contribution Agreement.
On July 30, 2011, members of the Audit Committee reconvened via teleconference to receive the Berenson fairness opinion. Following the Audit Committee meeting, the full Board reconvened via teleconference to consider the final terms of the merger agreement and the ancillary documents following a review by the Company’s legal counsel of the final changes made to such documents during the time since the Board last met the prior day. Berenson then reviewed with the full Board its financial analysis of the proposed transaction and orally delivered its fairness opinion to the Audit Committee and the Board, which was confirmed by delivery of a written opinion dated July 30, 2011, to the effect that, as of that date and based on and subject to the matters described in the opinion, the Exchange Ratio was fair, from a financial point of view, to the Company and its stockholders (other than The Gores Group LLC, its portfolio companies and all affiliates thereof). After considering, among other things, the factors discussed below under “The Merger—Reasons for the Merger,” the financial analyses and opinion of Berenson, the potential for substantial synergies in the near term, and the terms of the merger agreement and ancillary documents, the members of the Board determined that the Merger, the Recapitalization, the Parent Stock Issuance and related transactions were advisable, fair to and in the best interests of the Company’s stockholders (other than The Gores Group LLC, its portfolio companies and all affiliates thereof) and approved resolutions approving the such transactions and recommending that the Company’s stockholders vote to approve such transactions.
Later on July 30, 2011, the Company, Merger Sub and Verge executed the merger agreement. Concurrent with the execution of the merger agreement, Gores executed and delivered its written consent approving the transactions and its voting agreement.
On the morning of August 1, 2011, prior to commencement of trading on the NASDAQ Global Marketplace, the Company and Verge issued a joint press release announcing the transaction and their execution of a definitive merger agreement.

Reasons for the Merger
In evaluating the Merger, the Recapitalization, the Parent Stock Issuance and related transactions, the Board consulted with the Company’s senior management, Moelis, its financial advisor, Skadden, Arps, Slate, Meagher & Flom, LLP, its outside legal counsel, and Berenson, who rendered a fairness opinion to the Audit Committee and the Board.
In declaring the Merger, the Recapitalization, the Parent Stock Issuance and related transactions advisable, fair to and in the best interests of the Company and its stockholders (other than the Excluded Gores Parties) and in recommending such transactions to the Company’s stockholders, the Board considered a number of positive factors each of which the Board believes supported its decision, including the following:
Potential Benefits of the Combined Company
The Board’s belief, based on its analysis and understanding of the Company’s (on a stand-alone basis) and the combined company’s potential future business, operations, financial performance, financial condition, earnings and future prospects, that the combined company will have:
•	improved financial strength and flexibility, with pro forma stockholders’ equity of approximately $88.8 million and a pro forma ratio of long-term debt to total capitalization of approximately 0.5, each as of June 30, 2011;
•	a broader product/service offering, including a more diverse sports lineup and news offerings, and additional 24/7 formats, long- and short-form music programs, syndicated talk programs, prep services, imaging, music libraries, interactive tools and content;
•	greater affiliate coverage, more contractual relationships, additional production capability, and a larger distribution infrastructure;
•	improved position in RADAR rankings;
•	increased focus, economies of scale and a premier programming line-up which are expected to improve cost structure and enhance product capabilities;
•	substantial synergy potential achievable in the near term in RADAR, IT broadcast operations, distribution, programming and station compensation through elimination of redundant coverage (in markets and programs) and by taking advantage of shared infrastructure and eliminating duplicative costs;
•	a strong and seasoned management team that will be able to help the combined company realize potential synergies;

The Merger Consideration
•	the fact that the fixed exchange ratio of 6.884183 Company common shares for each Verge common share and the issuance of Series A Preferred Stock having an aggregate liquidation preference of $8,000,000 to Verge stockholders, subject to adjustment upon the closing of the Merger based on the respective net debt amounts of the Company and Verge on the business day prior to the closing, and the other terms and conditions of the Merger Agreement, including the termination provisions, resulted from extensive arm’s-length negotiations between the Company and its advisors, on the one hand, and Verge and its advisors, on the other hand;
•	the fact that the Audit Committee and the Board received an opinion from Berenson to the effect that, as of the date of its opinion and subject to the various limitations, qualifications and assumptions set forth therein, the exchange ratio is fair, from a financial point of view, to the Company’s stockholders (other than the Excluded Gores Entities), as further described under “The Merger—Opinion of Financial Advisor to the Company;”
•	the fact that because the Company’s stockholders will own common shares of the combined company, they will have a meaningful opportunity to participate in any appreciation in the combined company’s stock price;
Likelihood of Consummating the Merger
•	the fact that Verge has received executed debt financing commitment letters from major financial institutions with significant experience in similar lending transactions and a strong reputation for honoring the terms of their commitment letters, which, in the reasonable judgment of the Board, increases the likelihood of such financing being completed; and that the limited number and nature of conditions to funding set forth in such debt commitment letters further mitigates the risk that the financing condition will not be satisfied;
•	the Board’s belief that the other conditions to closing as described in “The Merger Agreement—Conditions to the Merger” are capable of being satisfied;
•	the fact that Gores, the Company’s majority stockholder, has delivered its written consent approving the Merger, the Recapitalization, the Parent Stock Issuance and related transactions and that no further vote of our stockholders is required;
•	the fact that, to facilitate the transactions, Gores, Oaktree and Black Canyon, who currently hold senior debt of the Company and Verge, have agreed to exchange $30 million in aggregate of such debt for an equivalent principal amount of subordinated PIK Notes of the combined company, as further described under “Interest Of Certain Persons In Matters To Be Acted Upon—Letter Agreement;”

Additional Considerations
•	the fact that the Merger Agreement may be terminated by the Company if the total number of dissenting Verge common shares for which appraisal rights have been properly exercised in accordance with Delaware law exceeds 3% of the issued and outstanding Verge common shares;
•	the fact that the Merger Agreement provides for a special cash dividend to the Company’s pre-Merger stockholders in an amount equal to the excess of the Company’s target amount of net debt specified in the Merger Agreement over the Company’s actual amount of net debt on the business day preceding the closing of the Merger;
•	the fact that there will be ongoing representation on the combined company’s board of directors by individuals to be elected to the board by the Company’s existing stockholders;
•	the fact that, for the first three years following the closing, the Company’s existing stockholders, as holders of Class A Common Stock, will have a class vote to approve a sale of the company unless the price per share in the transaction exceeds $7.78 less any cash dividends received by holders of Class A Common Stock during such three year period; and
•	the fact that the Company is being indemnified by Triton under certain circumstances for losses it might incur defending against potential third party claims related to the Triton Digital Business that Verge recently spun-off to Triton.
Risk Considerations
The Board also considered a number of uncertainties, risks and potentially negative factors in its deliberations concerning the Merger, the Recapitalization, the Parent Stock Issuance and related transactions, including the following:
•	the current and historical financial condition, results of operations, competitive position, business, prospects, liquidity, and strategic objectives of the Company, including potential risks involved in achieving such prospects and objectives, and the current and expected conditions in the general economy and the Company’s industry;
•	the fact that, in the future, opportunities for a business combination could become available that might permit the Company to increase its competitive positioning and enhance stockholder value on more favorable terms than at present;
•	the costs involved in connection with entering into and completing the Merger, the Recapitalization and related transactions and the time and effort of management required to complete such transactions and related disruptions to the operation of the Company’s business;

•	the risk that the proposed transactions might not be completed and the risks and costs to the Company if the Merger is not completed, including the potential effect of the resulting public announcement of the termination of the Merger Agreement on, among other things, the market price for the Company’s common shares, its operating results, its ability to attract and retain key personnel, its relationships with its affiliates, customers, partners and others that do business with the Company and its ability to complete an alternative transaction. The Merger might not be completed or unduly delayed due to, among other factors:
•	difficulties in obtaining the requisite financing, which is a condition to the consummation of the Merger, including as a result of failure to satisfy the conditions in the debt commitment letters;
•	difficulties in obtaining requisite regulatory approvals, including with respect to required antitrust approvals, or regulatory authorities’ withholding consent or seeking to enjoin the Merger;
•	the occurrence of a material adverse effect on either company’s business;
•	the fact that the non-solicitation provisions in the Merger Agreement restrict the Company from soliciting third party acquisition proposals and, subject to certain exceptions, responding to unsolicited third party acquisition proposals;
•	the fact that the Company may not terminate the Merger Agreement and enter into a Superior Proposal if a Superior Proposal is presented to the Company after August 26, 2011;
•	the fact that the Company may be required to pay Verge a termination fee of $5.625 million if the Board modifies or withdraws its recommendation or, in certain instances, the Company enters into or consummates a transaction with a third party, as described in “The Merger Agreement—Termination of the Merger Agreement” adversely affecting the Company’s ability to complete an alternative transaction;
•	the possibility that the Company’s minority stockholders or Verge’s stockholders may not react favorably to the Merger, and the execution risk and costs that would be required to complete the Merger as a result of any legal actions brought by the Company’s minority stockholders or appraisal actions brought by Verge’s stockholders;
•	the fact that certain directors and officers of, and entities affiliated with, the Company have interests in the Merger that are different from, or in addition to, those of the Company’s stockholder’s generally, as described in “Interest of Certain Persons in Matters to be Acted Upon;”
•	the possibility that the benefits of the transaction to the Company may be significantly less than anticipated given the challenges of combining the businesses, including the risk of diverting management resources for an extended period of time to accomplish this combination, and that the value the Company has ascribed to Verge’s business, which is tied to the continued effectiveness of a number of Verge’s contractual arrangements, will be decreased if the benefits from these arrangements are less than expected; and

•	the fact that operational restrictions imposed on the Company under the Merger Agreement between signing and closing, requiring the Company to conduct its business in the ordinary course, subject to additional specific limitations, which may delay or prevent the Company from undertaking business opportunities that may arise pending completion of the Merger.
The foregoing discussion of information and factors considered by the Board is not intended to be exhaustive, but is believed to include the material factors considered by the Board. In light of the variety of factors considered in connection with their evaluation of the Merger and related transactions, the Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching their determinations and recommendations. Moreover, each member of the Board applied their own personal business judgment to the process and may have given different weight to different factors. Overall, the Board believed that the positive factors discussed above outweighed the negative factors discussed above, especially after giving weight to the likelihood of occurrence.
Projected Financial Information of the Company and Verge
In connection with the proposed Merger, certain financial projections were prepared by the Company’s management and Verge’s management. Those financial projections, which we refer to as the “Financial Projections,” were prepared on a stand-alone basis and did not give effect to the transactions contemplated by the Merger Agreement, including any potential synergies that might be achieved by the combined company. The Financial Projections were given to Berenson for use in connection with the preparation of its opinion to the Audit Committee and the Board and are being provided herein solely because this information was provided to Berenson in connection with the Merger.
The Financial Projections reflect numerous judgments, estimates and assumptions with respect to industry performance, general business, economic, regulatory, market and financial conditions and other future events, as well as matters specific to the Company’s and Verge’s businesses, all of which are difficult to predict and many of which are beyond the control of the Company or Verge. The Financial Projections are subjective in many respects and are susceptible to multiple interpretations and periodic revisions based on actual experience and business developments. As such, the Financial Projections constitute forward looking information and are subject to risks and uncertainties that could cause actual results to differ materially from the results forecasted in such projections, including the various risks set forth in the Company’s periodic reports. See “Forward-Looking Statements.” There can be no assurance that the projected results will be realized or that actual results will not be significantly higher or lower than projected. The projections cannot be considered a reliable predictor of future results and should not be relied upon as such. The Financial Projections cover multiple years and such information by its nature becomes less reliable with each successive year.

The Financial Projections do not take into account any circumstances or events occurring after the date they were prepared, including the announcement of the proposed Merger. The Financial Projections do not take into account the effect of any failure to occur of the proposed Merger and should not be viewed as accurate or continuing in that context.
The Financial Projections were prepared solely for use in connection with evaluating the potential Merger and not with a view toward compliance with the published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. The prospective financial information included in this Information Statement has been prepared by, and is the responsibility of, the Company’s management and Verge’s management. Neither the Company’s nor Verge’s independent registered public accounting firm, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the Financial Projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and they assume no responsibility for, and disclaim any association with, the Financial Projections. The PricewaterhouseCoopers LLP and the Ernst & Young LLP reports included in this Information Statement refer exclusively to the Company’s and Verge’s historical financial information. The PricewaterhouseCoopers LLP and the Ernst & Young LLP reports do not cover any other information in this Statement and should not be read to do so.
The inclusion of the Financial Projections herein is not deemed an admission or representation by the Company or Verge that they are viewed by the Company or Verge as material information of the Company or Verge or the combined company. Neither the Company nor Verge intends to update or otherwise revise these projections to reflect circumstances existing since their preparation, to reflect the occurrence of unanticipated events even in the event that any or all of the underlying assumptions are shown to be in error, or to reflect changes in general economic or industry conditions.
Certain Projected Financial Information of the Company. A summary of the Financial Projections provided to Berenson by the Company’s management is set forth below. These projections were prepared on a stand-alone basis, do not give effect to the transactions contemplated by the Merger Agreement, including the synergies that might be achieved by the combined company, and should not be considered an indication of what the Company may do in the future. Estimated Adjusted EBITDA for 2011 and 2012 excludes one-time income of $2.2 million and $0.8 million, respectively, from projected favorability related to certain broadcast rights expense.

	Fiscal Year Ending December 31,
	2011E	2012E	2013E	2014E	2015E	2016E
Revenue	$197.3	$207.2	$213.9	$220.8	$228.0	$235.4
Adjusted EBITDA (1)	8.7	8.2	8.5	9.2	10.1	11.6
Unlevered Free cash flow (2)		5.4	3.0	3.7	4.9	1.7

(1)	Adjusted EBITDA is a non-GAAP financial measure. For purposes of the 2011 budget forecasts, the Company defined this measure to mean net loss before depreciation and amortization, interest expense, provision for income taxes, stock-based compensation, acquisition, integration and separation costs and discontinued operations. In addition, the Company excluded certain corporate costs that would be eliminated as part of the disposition of its Metro Traffic Business, non-cash broadcasting rights and timing differences between barter revenue and barter expenses, certain station compensation and revenue sharing arrangements related to contracts that were terminated and royalty payments received from Verge related to the Company’s 24/7 formats and a reduction of station compensation expenses due to current rating changes from Adjusted EBITDA as presented above.

(2)	Unlevered free cash flow is a non-GAAP financial measure. For purposes of the 2011 budget forecasts, the Company defined this measure to mean Adjusted EBITDA minus capital expenditures, payments on leases, non-recurring expenditures, payments to related parties and changes in working capital.

The Company’s management also provided Berenson with Revenue and EBITDA for the twelve months ended March 31, 2011, which we refer to as “LTM,” and estimated free cash flow for the fourth quarter of 2011, in each case for use in connection with the preparation of its opinion. The Company’s LTM Revenue and LTM EBITDA was $193.1 million and $7.8 million, respectively, and estimated free cash flow for the fourth quarter of 2011 was $7.6 million.
Certain Projected Financial Information of Verge. A summary of the Financial Projections provided to Berenson by Verge’s management is set forth below. These projections were prepared on a stand-alone basis, do not give effect to the transactions contemplated by the Merger Agreement, including the synergies that might be achieved by the combined company, and should not be considered an indication of what Verge may do in the future. Free cash flow for Verge excludes the impact of Verge’s net operating loss for tax purposes.

	Fiscal Year Ending December 31,
	2011E	2012E	2013E	2014E	2015E	2016E
Revenue	$92.9	$98.7	$101.7	$104.7	$107.9	$111.1
EBITDA	29.2	32.3	33.0	33.6	34.3	34.9
Free cash flow		29.0	27.0	22.3	22.8	23.3
Verge’s management also provided Berenson with LTM Revenue, LTM EBITDA and estimated free cash flow for the fourth quarter of 2011 for use in connection with the preparation of its opinion. Verge’s LTM Revenue and LTM EBITDA was $89.6 million and $28.2 million, respectively, and estimated free cash flow for the fourth quarter of 2011 was $5.1 million. EBITDA is a non-GAAP financial measure. Verge is defining this as net loss before depreciation, amortization, interest expense, provision for income taxes and discontinued operations. Free cash flow is also a non-GAAP financial measure. Verge is defining this as EBITDA minus capital expenditures, payments on leases and changes in working capital.
Opinion of Financial Advisor to the Company
The Audit Committee retained Berenson to serve as the financial advisor to the Audit Committee and the Board in connection with the Merger and to render an opinion to the Audit Committee and the Board as to the fairness from a financial point of view of the exchange ratio pursuant to the Merger Agreement (taking into account the potential issuance of Series A Preferred Stock pursuant to Section 2.10 of the Merger Agreement based on the assumptions referenced in the Berenson Opinion) to the holders of the Company’s common stock (other than the Excluded Gores Parties). On July 30, 2011, Berenson rendered to the Audit Committee and the Board its opinion to the effect that, as of that date and based upon and subject to the various considerations and assumptions set forth therein, the exchange ratio pursuant to the Merger Agreement (taking into account the potential issuance of Series A Preferred Stock pursuant to Section 2.10 of the Merger Agreement based on the assumptions referenced in the Berenson Opinion) was fair from a financial point of view to the holders of the Company’s common stock (other than the Excluded Gores Parties).

The full text of the Berenson Opinion, which sets forth the assumptions made, matters considered and limitations on the scope of review undertaken by Berenson in rendering its opinion, is attached to this Information Statement as Annex D. The Company encourages the Company’s stockholders to read the Berenson Opinion carefully and in its entirety. The summary of the Berenson Opinion in this Information Statement, which describes the material analyses underlying the Berenson Opinion, but does not purport to be a complete description of the analyses performed by Berenson in connection with its opinion, is qualified in its entirety by reference to the full text of the Berenson Opinion. Berenson has consented to the use of the Berenson Opinion in this Information Statement.
The Berenson Opinion was provided to the Audit Committee and the Board in connection with their consideration of the Merger and addresses only the fairness, from a financial point of view, as of the date of the Berenson Opinion, of the exchange ratio pursuant to the Merger Agreement (taking into account the potential issuance of Series A Preferred Stock pursuant to Section 2.10 of the Merger Agreement based on the assumptions referenced in the Berenson Opinion), and does not address any other term or aspect of the Merger Agreement or the Merger. Berenson was not asked to perform nor should the Berenson Opinion or analysis be construed to represent a valuation of either the Company or Verge on a stand-alone basis. Berenson provided its opinion for the information and assistance of the Audit Committee and the Board in connection with their consideration of the Merger, and does not constitute a recommendation to any holder of Company common stock as to how such stockholder should votes with respect to the Merger, the Recapitalization, the Parent Stock Issuance or any other matter. In addition, Berenson was not requested to opine as to, and its opinion does not in any manner address, the Company’s underlying business decision to effect the Merger, the Recapitalization and related transactions or the relative merits of the Merger, the Recapitalization and related transactions as compared to any alternative business strategies or transactions that might be available to the Company. Berenson’s Opinion was approved by the Berenson fairness opinion committee.
In connection with its opinion, Berenson, among other things:
•	reviewed certain publicly available business and financial information relating to the Company and Verge that Berenson deemed relevant;
•	reviewed certain internal information relating to the business, including financial forecasts, earnings, cash flow, assets, liabilities and prospects, of the Company, furnished to Berenson by the Company;
•	reviewed certain internal information relating to the business, including financial forecasts, earnings, cash flow, assets, liabilities and prospects, of Verge, furnished to Berenson by Verge;
•	conducted discussions with members of senior management, representatives and advisors of the Company and Verge concerning the matters described above;

•	compared the proposed financial terms of the Merger with publicly available financial and stock market data, including valuation multiples and cost of capital, of certain other companies in lines of business that Berenson deemed relevant;
•	compared the proposed financial terms of the Merger with the financial terms of certain other transactions that Berenson deemed relevant;
•	reviewed a draft of the Merger Agreement, dated July 30, 2011;
•	participated in certain discussions among representatives of the Company and Verge and their respective financial and legal advisors; and
•	conducted such other financial studies and analyses and took into account such other information as Berenson deemed appropriate.
Berenson assumed, with the Company’s consent, that (i) shares of Class A Common Stock are economically equivalent to shares of Class B Common Stock, except that shares of Class B Common Stock are convertible into shares of Class A Common Stock and will not be listed for trading on the NASDAQ Global Market, (ii) no adjustment will be made to the exchange ratio pursuant to the Merger Agreement and that the Net Debt Adjustment Amount (as defined in the Merger Agreement) will be $8 million, thereby resulting in the issuance of 8,000 shares of Series A Preferred Stock pursuant to Section 2.10 of the Merger Agreement based on the assumptions referenced in the Berenson Opinion, (iii) the economic value of such 8,000 shares of Series A Preferred Stock will be equal to $8 million (representing the aggregate liquidation preference of such shares) and (iv) the material terms of each of (a) the Digital Reseller Agreement and (b) the Letter Agreement, each as described in the section entitled “Interests of Certain Persons to be Acted Upon — Interests of Affiliated Entities,” are no less favorable, in the aggregate, to Dial Global and the Company, as the case may be, than would be obtained in an arm’s-length transaction with a third party. With the Company’s consent, Berenson evaluated the fairness to the holders of the Company’s common stock (other than the Excluded Gores Parties) of the exchange ratio provided for in the Merger Agreement (taking into account the potential issuance of Series A Preferred Stock pursuant to Section 2.10 of the Merger Agreement based on the assumptions in the Berenson Opinion) on the basis that, as a result of the Merger and the Recapitalization, the holders of Company common stock, together with the holders of any outstanding options or similar instruments exercisable or convertible into, or exchangeable for, Company common stock, will own, in the aggregate, approximately 41% of the outstanding shares of Company common stock (calculated on a fully-diluted basis). Berenson also assumed, with the Company’s consent, that the Merger will qualify as a tax-free reorganization for U.S. federal income tax purposes and that the Class A Common Stock to be issued in the Recapitalization to holders of Company common stock will be listed on the NASDAQ Global Market. Berenson’s analysis does not give effect to the transactions contemplated by the Merger Agreement, including the synergies that might be achieved by the combined company, nor does it take into account the value of any tax attributes of the Company or Verge.

In its review and analysis and in rendering its opinion, Berenson assumed and relied upon the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided or otherwise made available to Berenson by the Company, Verge and their respective advisors, discussed with or reviewed by or for Berenson, or publicly available, and Berenson did not assume any responsibility for independent verification of such information or for any independent valuation or appraisal of any assets or liabilities (including any contingent, derivative or off-balance-sheet assets and liabilities) of the Company or Verge, nor was Berenson furnished with any such valuations or appraisals, nor did Berenson evaluate the solvency or fair value of the Company, Verge or the pro forma combined entity under any laws relating to bankruptcy, insolvency or similar matters. Berenson did not assume any obligation to, and accordingly did not, conduct any physical inspection of the properties or facilities of the Company or Verge.
With respect to the financial forecast information furnished to or discussed with Berenson by the Company and/or Verge, Berenson assumed, and relied upon the fact, that they were reasonably prepared and reflected the best then-currently available estimates and good faith judgments of the senior management of the Company or Verge, as applicable, as to the expected future financial performance of the Company or Verge, as applicable, and that such future financial results will be achieved at the times and in the amounts projected by such managements and their advisors. Further, Berenson was informed by the Company and Verge that such financial forecast information was prepared on a stand-alone basis and does not give effect to the transactions contemplated by the Merger Agreement, including the synergies that might be achieved by the combined company. Berenson expressed no opinion as to any financial forecasts or the assumptions on which they were made.
Berenson also assumed that the representations and warranties of all parties to the Merger Agreement were true and correct, that each party to the Merger Agreement will perform in accordance with the Merger Agreement all of the covenants and agreements required to be performed by such party, that all conditions to the consummation of the Merger will be satisfied without waiver thereof and without the imposition of any limitation, restriction, divestiture or condition that would adversely affect the Company, Verge or the pro forma combined entity in any material respect and that the Merger, the Recapitalization and related transactions will be consummated in a timely manner in accordance with the terms described in the Merger Agreement, without any modifications or amendments thereto. In rendering its opinion, Berenson also assumed, with the Company’s consent, that the final executed form of the Merger Agreement would not differ in any material respect from the draft that Berenson examined.
The Berenson Opinion was based on economic, monetary, market and other conditions, and on information made available to Berenson, as of the date of its opinion. Berenson expressly disclaimed any responsibility for updating, revising or reaffirming its opinion based on circumstances, developments or events occurring after the date of the opinion. Berenson made no independent investigation of any legal, tax, accounting or regulatory matters affecting the Company, Verge or the pro forma combined entity, and Berenson relied on the assessments of other advisors to the Company, the Audit Committee and the Board with respect to such issues.

The Berenson Opinion was provided at the request and solely for the use and benefit of the Audit Committee and the Board in their consideration of the Merger, and does not address the merits of the underlying decision by the Company to engage in the Merger or the Recapitalization or the relative merits of the Merger or the Recapitalization as compared to any strategic alternatives that may have been available to the Company. The Berenson Opinion does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote on the Merger, the Recapitalization, the Parent Stock Issuance or any other matter. Berenson did not express any view on, and the Berenson Opinion does not address, any term or aspect of the Merger Agreement, the Merger or the Recapitalization other than as expressly described in the Berenson Opinion. In addition, the Berenson Opinion does not address the fairness to, or any other consideration of, the holders of any class of securities, creditors or other constituencies of the Company, other than the holders of the shares of the Company’s common stock (other than the Excluded Gores Parties). Berenson was not authorized to solicit and did not solicit indications of interest in a possible transaction with the Company from any party. Berenson did not express any opinion as to what the value of the Class A Common Stock or Class B Common Stock actually will be when reclassified or issued, as applicable, pursuant to the Merger Agreement or the price or range of prices at which Company common stock, Class A Common Stock or Class B Common Stock may be purchased or sold at any time. Berenson’s opinion was approved by the fairness committee of Berenson.
In preparing its opinion, Berenson performed a variety of financial and comparative analyses. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant quantitative and qualitative methods of financial analysis and the applications of those methods to the particular circumstances and, therefore, is not necessarily susceptible to partial analysis or summary description. Berenson believes that its analyses must be considered as a whole. No company or transaction used in the analyses described below for purposes of comparison is directly comparable to the Company, Verge or the Merger, as applicable. Considering any portion of Berenson’s analyses or the factors considered by Berenson, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying the conclusion expressed in the Berenson Opinion. In addition, Berenson may have given various analyses more or less weight than other analyses, and may have deemed various assumptions more or less probable than other assumptions, so that the range of valuations resulting from any particular analysis described below should not be taken to be Berenson’s view of the Company’s actual value. Accordingly, the conclusions reached by Berenson are based on all analyses and factors taken as a whole and also on the application of Berenson’s own experience and judgment.
In performing its analyses, Berenson made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond Berenson’s, the Company’s or Verge’s control. The analyses performed by Berenson are not necessarily indicative of actual values or actual future results of the Company, Verge or the pro forma combined entity, which may be significantly more or less favorable than those suggested by those analyses. In addition, analyses relating to the value of businesses or assets do not purport to be appraisals or to necessarily reflect the prices at which businesses or assets may actually be sold and are inherently subject to uncertainty. The analyses performed were prepared solely as part of Berenson’s analysis of the fairness from a financial point of view of the exchange ratio (taking into account the potential issuance of Series A Preferred Stock pursuant to Section 2.10 of the Merger Agreement based upon the assumptions referenced in the Berenson Opinion) and were provided to the Audit Committee and the Board in connection with the delivery of Berenson’s opinion. Berenson was not asked to perform nor should the Berenson Opinion or analysis be construed to represent a valuation of either the Company or Verge on a stand-alone basis.

The following is a summary of the material financial and comparative analyses performed by Berenson that were presented to the Board on July 30, 2011 in connection with the delivery of its opinion. The financial analyses summarized below include information presented in tabular format. In order to fully understand Berenson’s financial analyses, any table must be read together with the text of the summary. Any table alone does not constitute a complete description of the financial analysis. Considering the data described below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Berenson’s financial analyses.
Comparable Companies Analysis
Berenson compared certain financial information of the Company and Verge with financial metrics derived from corresponding financial information of certain selected publicly traded companies. No publicly traded companies are directly comparable to the Company and Verge, so Berenson selected comparable companies that shared similar industry drivers, industry risks and business segments to those of the Company and Verge, and for which relevant financial information was publicly available. The list of comparable companies is set forth below:
•	Beasley Broadcast Group Inc.;
•	CBS Corp.;
•	Entercom Communications Corp.;
•	Global Traffic Network Inc.;
•	Radio One, Inc.;
•	Saga Communications, Inc.;
•	Salem Communications Corp.; and
•	SIRIUS XM Radio Inc.

As part of its comparable companies analysis, Berenson calculated and analyzed for each company referred to above the company’s ratio of its total enterprise value, which we refer to as “TEV” (calculated as the sum of equity value, net debt, preferred equity and minority interest as of July 28, 2011), to EBITDA for the most recent reported latest twelve months ended March 31, 2011 (the most recent quarterly financial information then available) for each such company, which we refer to as “LTM,” and estimated calendar year 2011 for each such company, which we refer to as “2011E.” LTM EBITDA data was based on public filings and 2011E EBITDA estimates were based on independent research analyst reports. The following summarizes the results of these calculations for the comparable companies listed above:

	Total Enterprise Value / EBITDA
	LTM		2011E

MEAN	10.1	x	9.1	x

MEDIAN	9.0	x	8.2	x

HIGH	17.3	x	15.4	x

LOW	6.1	x	6.6	x
Berenson then applied a range of selected multiples of 8.5x to 11.5x, which were selected based on Berenson’s professional judgment and experience, to the LTM EBITDA of the Company and Verge provided by Company management and Verge management, respectively, to derive an implied equity value (calculated as implied enterprise value less net debt (which, for purposes of deriving implied equity value, Berenson assumed, with the Company’s consent, to be equivalent to the target net debt amounts in the Merger Agreement of $47.9 million and $199.9 million for the Company and Verge, respectively) and, in the case of Verge, taking into account $8 million of Series A Preferred Stock to be issued by the Company to Verge stockholders in the Merger, which we refer to herein as the “implied equity value”) of $18 million to $42 million for the Company and $32 million to $116 million for Verge. This analysis indicated an implied range of ownership of common stock of the combined entity by Company stockholders, which we refer to as “pro forma ownership,” of 13.6% to 56.7% compared to the 41.0% contemplated by the Merger.
Berenson further applied a range of selected multiples of 8.0x to 11.0x, which were selected based on Berenson’s professional judgment and experience, to the 2011E EBITDA of the Company and Verge provided by Company management and Verge management, respectively, to derive an implied equity value of $22 million to $48 million for the Company and $26 million to $113 million for Verge. This analysis indicated an implied range of pro forma ownership of Company stockholders of 16.1% to 65.0% compared to the 41.0% contemplated by the Merger.
Selected Transactions Analysis
Berenson compared certain financial information of the Company and Verge with financial metrics derived from selected transactions in the broadcasting and radio station operator sector since 2007. None of the transactions are directly comparable to the Merger, so Berenson selected transactions of varying size and structure that, in Berenson’s professional judgment and experience, provided relevant valuation metrics in the context of its analysis, and for which relevant financial information was publicly available. The list of selected transactions is set forth below:
•	Cumulus Media Inc.’s acquisition of Citadel Broadcasting Corporation, which was originally announced on December 17, 2010, with a revised offer announced on February 17, 2011;

•	Cumulus Media Inc.’s acquisition of the remaining 75.0% stake in Cumulus Media Partners, which was announced on January 31, 2011;
•	The acquisition by an investor group led by ZelnickMedia LLC of Alloy Inc., which was announced on June 23, 2010;
•	Cox Media Group, Inc.’s acquisition of the remaining 21.6% stake in Cox Radio, Inc., which was announced on April 29, 2009; and
•	Astral Media Inc.’s acquisition of Standard Broadcasting Corporation, which was announced on February 24, 2007.
For each such transaction, Berenson calculated valuation multiples based on information that was publicly available, focusing on TEV/LTM EBITDA multiples (with TEV for each target company calculated as of the date of announcement of the applicable transaction and so as to derive the implied equity value of such company as if 100% of such company was acquired), to evaluate such transactions. The following table presents the results of such calculations:

	TEV / LTM EBITDA

MEAN	10.6	x

MEDIAN	10.8	x

HIGH	14.6	x

LOW	6.7	x
Berenson then applied a range of selected multiples of 9.0x to 12.0x, which were selected based on Berenson’s professional judgment and experience, to the LTM EBITDA of the Company and Verge provided by Company management and Verge management, respectively, to derive an implied equity value of $22 million to $46 million for the Company and $46 million to $131 million for Verge. This analysis indicated an implied range of pro forma ownership of Company stockholders of 14.5% to 49.8% compared to the 41.0% contemplated by the Merger.
Discounted Cash Flow Analysis
Berenson performed a discounted cash flow analysis to calculate the estimated present value of the after-tax free cash flows, on an unlevered basis, of the Company and Verge for the period October 1, 2011 through December 31, 2016 using Company management and Verge management financial forecasts, as applicable. Berenson also calculated the terminal value of each of the Company and Verge at December 31, 2016 by applying a range of selected TEV/EBITDA multiples of 8.5x to 11.5x, which were selected based on Berenson’s professional judgment and experience, to the Company’s 2016 estimated EBITDA as per Company management and Verge’s 2016 estimated EBITDA as per Verge management. The present value of the cash flows and terminal value was calculated using discount rates ranging from 10.0% to 13.0%, which were selected by Berenson based on its professional judgment and experience, and using a weighted average cost of capital of 11.42%, which was chosen by Berenson based on an analysis of the cost of equity and cost of debt for the Company and Verge. Berenson derived an implied equity value of $24 million to $55 million for the Company and $44 million to $138 million for Verge. This analysis indicated an implied range of pro forma ownership of Company stockholders of 15.1% to 55.1% compared to the 41.0% contemplated by the Merger.

Contribution Analysis
Berenson calculated the hypothetical relative contributions of the Company and Verge to the combined company in terms of the following financial metrics for each of the Company and Verge, which were selected based on Berenson’s professional judgment and experience:
•	LTM gross revenue and gross revenue for projected fiscal years 2011 through 2014 as provided by Company management and Verge management, respectively, for the applicable company on a stand-alone basis; and
•	LTM EBITDA and EBITDA for projected fiscal years 2011 through 2014 as provided by Company management and Verge management, respectively, for the applicable company on a stand-alone basis.
The results of Berenson’s calculations are as follows:

	Contribution (%)
Metric	The Company	Verge

Gross Revenue

LTM	47.9%	52.1%

2011E Revenue	48.2%	51.8%

2012E Revenue	48.1%	51.9%

2013E Revenue	48.1%	51.9%

2014E Revenue	48.1%	51.9%

EBITDA

LTM	21.6%	78.4%

2011E EBITDA	22.9%	77.1%

2012E EBITDA	20.2%	79.8%

2013E EBITDA	20.5%	79.5%

2014E EBITDA	21.5%	78.5%

The exchange ratio was determined through arm’s-length negotiations between the Company and Verge and was approved by the Board. The decision by the Board to approve, adopt and authorize the Merger, the Recapitalization and related transactions was solely that of the Board. The Berenson Opinion was one of many factors taken into consideration by the Board in making its determination to approve the Merger, the Recapitalization, the Parent Stock Issuance and related transactions and should not be considered determinative of the views of the Board or the Company’s management with respect to the Merger or the exchange ratio.
Berenson is a nationally recognized investment banking and advisory firm. Berenson, as part of its investment banking services, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, financial restructurings and other financial services. In the past, Berenson has provided investment banking and other financial services to the Company and received compensation for the rendering of such services, including having acted as a financial advisor to the Company in 2010 in connection with its exploration of acquisition opportunities as well as its restructuring of certain debt obligations and having acted as financial advisor to The Gores Group, LLC in 2011 in connection with a private transaction unrelated to the Company. Berenson may in the future provide investment banking and other financial services to the Company and Verge and their respective affiliates for which Berenson would expect to receive compensation.
Pursuant to an engagement letter between Berenson and the Audit Committee, dated July 20, 2011, the Company agreed to pay Berenson a fee of $300,000 for its services in connection with the Merger, the Recapitalization and related transactions which became due upon Berenson informing the Company that Berenson was prepared to render its opinion. No portion of the fee was contingent upon the conclusion expressed in such opinion or the consummation of the Merger, the Recapitalization or related transactions. Berenson will also be reimbursed for reasonable expenses incurred, including the fees and disbursements of its outside counsel. The Company has also agreed to indemnify Berenson against liabilities arising out of or in connection with the services rendered or to be rendered by it under its engagement.

THE MERGER AGREEMENT
The following summarizes material provisions of the Merger Agreement, a copy of which is attached to this Information Statement as Annex A. This summary does not purport to be complete, and the rights and obligations of the parties are governed by the express terms of the Merger Agreement and not by this summary or any other information contained in this Information Statement. The discussion of the Merger Agreement is qualified in its entirety by reference to the document. All stockholders of the Company are urged to read the Merger Agreement carefully and in its entirety.
The Merger Agreement contains representations and warranties made by and to the parties as of specific dates. The statements embodied in those representations and warranties were made for purposes of that contract between the parties and are subject to qualifications and limitations agreed by the parties in connection with negotiating the terms of that contract. In addition, certain representations and warranties were made as of a specified date, may be subject to contractual standards of materiality different from those generally applicable to stockholders, or may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts.
Terms of the Merger
Under the terms of the Merger Agreement, Verge will merge with and into Merger Sub, a direct, wholly-owned subsidiary of the Company, with Merger Sub surviving as a direct, wholly-owned subsidiary of the Company succeeding to and assuming all of the rights, properties, liabilities and obligations of Verge. Each outstanding share of common stock of Verge will be automatically converted into and exchangeable for the right to receive 6.884183 shares of Class B Common Stock (or 59% of the total outstanding common stock of the Company on a fully diluted basis pro forma for the Merger), subject to adjustment in accordance with the Merger Agreement. This exchange ratio was adjusted from the 6.90453 number included in the Merger Agreement following the execution of the Merger Agreement due to the expiration of certain stock options of the Company related to the sale of the Metro Traffic Business and the issuance of certain restricted stock units to our directors as is customary, and is subject to further adjustment as provided in the Merger Agreement.
Representations and Warranties
The Company, Merger Sub and Verge made various representations and warranties in the Merger Agreement with customary knowledge, materiality and material adverse effect qualifiers, including representations and warranties related to the following:
•	organization and qualification;
•	capitalization;
•	authorization; binding agreement;
•	no conflict;

•	information statement;
•	absence of undisclosed liabilities;
•	the required consents and approvals of governmental entities and under material contracts in connection with the transactions contemplated by the merger;
•	the sufficiency of the delivery of a written consent as stockholder approval of the adoption of the Merger Agreement;
•	the Company’s filings with the SEC since January 1, 2009;
•	the Company and Verge’s subsidiaries’ consolidated financial statements and internal accounting controls;
•	litigation matters;
•	compliance with laws;
•	environmental matters;
•	intellectual property matters;
•	real property matters;
•	employee benefits matters;
•	tax matters;
•	labor relations matters;
•	transactions with affiliates;
•	letters of credit, surety bonds and guaranties;
•	absence of certain changes or events;
•	material contracts;
•	advertisers, broadcast affiliates, programming partners and format customers;
•	insurance matters;
•	sufficiency of assets;
•	excluded assets;
•	bank accounts;

•	opinions of financial advisors;
•	books and records; and
•	liabilities relating to pre-closing restructuring transactions.
The representations and warranties of the Company, Verge and Merger Sub do not survive the closing or the termination of the Merger Agreement.
Covenants
Regulatory and Other Authorizations; Notices and Consents
•	Each party agrees to make any required filing pursuant to the HSR Act and the Communications Act of 1934 with respect to transactions contemplated by the Merger Agreement as promptly as practicable and to use reasonable best efforts to take all other actions consistent with the Merger Agreement necessary and reasonably agreed upon by the parties to cause the expiration or termination of the applicable waiting periods under the HSR Act. Early termination of the waiting period applicable to the Merger under the HSR Act was granted on August 24, 2011.
•	Neither the Company, Verge, nor any of their respective affiliates or principal stockholders or any portfolio company of any principal stockholder, will be required (i) to divest or hold separate any assets or agree to limit its future activities, method or place of doing business, (ii) to commence any litigation against any person in order to facilitate the consummation of the transactions contemplated by the Merger Agreement, or (iii) to defend against any litigation brought by any governmental entity seeking to prevent the consummation of, or impose limitations on, any of the transactions contemplated by the Merger Agreement.
Employee Benefits
•	Each of the Company and Verge’s benefit plans (with the exception of the Company’s 401(k) plan) will continue their separate existence after the Merger and the parties will decide at year-end upon the appropriate surviving benefit plans.
•	As of the closing of the Merger, the Company or one of its subsidiaries agrees to continue to employ (including through a professional employer organization) each person employed by the Company and Verge or any of their respective subsidiaries as of the closing.

Directors’ and Officers’ Indemnification and Insurance
•	From and after the effective time of the Merger, the Company shall, to the fullest extent permitted by applicable law (and, in the case of former directors and officers, to the extent permitted by the Company’s or Verge’s organizational documents, as applicable, in effect as of immediately prior to the closing), indemnify, defend and hold harmless, and provide advancement of expenses to, each past, present or future director or officer of the Company, Verge, or their respective subsidiaries, which we refer to as the “Indemnified Parties,” against all losses, claims, damages, costs, expenses, liabilities, penalties or judgments or amounts that are paid in settlement of or in connection with any claim, action, suit, proceeding or investigation based in whole or in part on or arising in whole or in part out of the fact that such person is or was a director or officer of the Company, Verge or any of their respective subsidiaries, and pertaining to any matter existing or occurring, or any acts or omissions occurring, at or prior to the effective time of the Merger, whether asserted or claimed prior to, at or following, the effective time of the Merger, including matters, acts or omissions occurring in connection with the approval of the Merger Agreement and the consummation of the Merger, the Recapitalization, the Parent Stock Issuance and related transactions.
•	From and after the closing, the Company shall not amend, repeal or otherwise modify the indemnification provisions of the certificate of incorporation or formation, by-laws, operating agreements or other similar governing documents of Verge, as in effect at the closing, in any manner that would adversely affect the rights thereunder of individuals who at the closing or as of immediately prior to the closing were directors, officers, managers, employees or holders of equity interests of such person.
•	The Company shall (i) maintain in effect, for six years after the closing, directors’ and officers’ liability insurance and fiduciary liability insurance having terms and conditions at least as favorable to the Indemnified Parties as the Company’s or Verge’s current directors’ and officers’ liability insurance and fiduciary liability insurance, as applicable, or (ii) purchase a six year extended reporting period endorsement with respect to the Company’s or Verge’s current directors’ and officers’ liability insurance and fiduciary liability insurance, as applicable. The Company shall not be required to expend for any such policies an annual premium amount in excess of 300% of the annual premiums currently paid by the Company or Verge, as applicable, for such insurance; provided that if the annual premiums of such insurance coverage exceed such amount, the Company shall obtain a policy with the greatest coverage available for a cost not exceeding such amount.
Distributions to Stockholders of the Company
•	On the business day immediately preceding the closing of the Merger, the Company shall declare a dividend (payable to record holders of Company’s outstanding common stock as of such date) equal to the excess, if any, of (a) $47,901,155, over (b) the aggregate net indebtedness of the Company and its subsidiaries as of the close of business on the business day immediately prior to the closing, as calculated in accordance with the Merger Agreement, which we refer to as the “Cash Distribution.” If the Company does not have sufficient cash or cash equivalents in excess of $3,000,000 legally available to pay such dividend, the Company may incur an amount of indebtedness under its existing revolving credit facility equal to any shortfall and distribute those borrowings in full or partial payment of such dividend.

Financing
The Company and Verge shall use reasonable best efforts to cause its respective officers, directors, employees, accountants, consultants, legal counsel, agents and other representatives to cooperate in connection with the arrangement of the financing for the Merger, as may be reasonably requested by the parties to the Merger Agreement.
Conduct of Business Pending the Merger
Under the Merger Agreement, the Company and Verge have agreed that, subject to certain exceptions specified in the Merger Agreement or in the disclosure letters thereto, the Company and Verge will and will cause each of its subsidiaries to, during the period of time from the date of the Merger Agreement to earlier of the closing of the Merger or the termination of the Merger Agreement, subject to certain exceptions, conduct their respective businesses only in the ordinary course of business consistent with past practice, and use commercially reasonable efforts to preserve intact their respective business organizations and maintain existing business relationships. The Merger Agreement also contains customary prohibitions on certain actions by the Company or Verge prior to closing.
Conditions to Closing
The respective obligations of the parties to consummate the Merger are subject to the satisfaction or waiver of a number of conditions, including the following:
•	There shall be no order, statute, rule, regulation, executive order, stay, decree, judgment or injunction that shall have been enacted, entered, promulgated or enforced by any court or governmental authority which restrains, prohibits or prevents the consummation of the transactions contemplated by the Merger Agreement;
•	Any waiting period applicable to the Merger under the HSR Act shall have expired or early termination thereof shall have been granted (which early termination was granted on August 24, 2011);
•	The Company shall have sent or given this Information Statement to the holders of Company Stock at least 20 business days before the closing of the Merger in accordance with Rule 14c-2 under the Exchange Act;
•	The Company shall have obtained the requisite financing necessary for the contemplated transactions;
•	The Recapitalization, including the Reclassification, shall have become effective upon the effectiveness of the Restated Charter;

•	The Company, Merger Sub and Verge shall have performed in all material respects its obligations under the Merger Agreement required to be performed on or prior to the closing;
•	Verge shall have received or made, as applicable, and provided the Company evidence of, certain consents and the filings with respect to Verge, and the Company and Merger Sub shall have received or made, as applicable, and provided Verge evidence of, certain consents and the filings with respect to the Company and Merger Sub, and in each case such consents and filings shall not have expired or been withdrawn as of the closing;
•	Subject to certain exceptions, the representations and warranties of each of the Company and Verge shall be true and correct (disregarding all materiality qualifications or limitations) at and as of the closing as if made at the closing, except where the failure of any such representation or warranty to be true has not had and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect;
•	There shall not have occurred, since the execution of the Merger Agreement, a material adverse effect with respect to the Company or Verge;
•	Each of the Company and Verge shall have received the written opinion of its respective counsel to the effect that, on the basis of facts, representations and assumptions set forth in such opinion, the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Code;
•	Holders of Verge stock holding no more than 3% of the outstanding shares of Verge Stock shall have demanded appraisal for their shares pursuant to applicable law; and
•	The execution and delivery by the parties and certain of their affiliates of various ancillary documents and agreements described below under “Interest of Certain Persons in Matters to be Acted Upon.”
Restrictions on Solicitation of Takeover Proposals
Following execution of the Merger Agreement, the Company, Verge and each of their respective subsidiaries shall immediately cease and terminate any discussions or negotiations with any parties (other than the parties to the Merger Agreement) that would be or would be reasonably expected by the parties to lead to a Takeover Proposal (as defined in the Merger Agreement).
Following execution of the Merger Agreement, the Company, Verge and each of their respective subsidiaries shall not directly or indirectly:
•	Take any action to enter into any agreement with respect to a Takeover Proposal; or

•	Solicit, negotiate, furnish information to, accept, encourage, consider, participate in negotiations or discussions relating to, or otherwise pursue, any Takeover Proposal.
Superior Proposal
The Board will agree not to: (i) approve or recommend, or publicly propose to approve or recommend, a Takeover Proposal, or (ii) withdraw (or modify in a manner adverse to Verge) its recommendation, or propose publicly to do any of the foregoing, or otherwise make any statement or proposal inconsistent with the Board’s recommendation.
Notwithstanding the foregoing, at any time prior to August 26, 2011, if the Board receives a Takeover Proposal that the Board concludes in good faith, after consultation with outside counsel and its financial advisors, constitutes a Superior Proposal, subject to complying with the other requirements set forth in the Merger Agreement, the Board may:
•	Approve or allow the Company or a subsidiary to enter into a Takeover Proposal; and
•	Allow the Company to negotiate with Verge in good faith to make such adjustments to the terms and conditions of the Merger Agreement to be able to proceed with its recommendation.
The Company may terminate the Merger Agreement in connection with a Superior Proposal only if it also pays a termination fee of $5,625,000, which we refer to as the “Termination Fee,” to Verge.
Termination
Either party may terminate the Merger Agreement:
•	upon the mutual consent of the Company and Verge to so terminate;
•	if the Merger has been permanently enjoined or declared illegal;
•	upon the occurrence of a material breach of any representation, warranty, covenant, or agreement, subject to notice and opportunity to cure, if which uncured would cause any closing conditions not be satisfied; or
•	if the closing has not occurred by or on October 28, 2011 (so long as the terminating party’s failure to perform its obligations under the Merger Agreement is not the primary reason for the closing not having occurred by that date).
In addition to the foregoing, Verge may terminate the Merger Agreement if:
•	the Board or any committee thereof shall withdraw (or modify in a manner adverse to Verge), or publicly propose to withdraw (or modify in a manner adverse to Verge), the Board’s recommendation that the holders of Company’s outstanding common stock adopt the Merger Agreement and approve the Merger, the Recapitalization, the Parent Stock Issuance and related transactions;

•	the Board or any committee there shall recommend, adopt or approve, or allow any of certain restricted parties to execute or enter into, any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement, option agreement, joint venture agreement, partnership agreement or other agreement constituting or related to, or that is intended to or would be reasonably expected to lead to, any Takeover Proposal;
•	a tender or exchange offer relating to any Company stock shall have been commenced and the Company shall not have sent to its security holders, within 10 business days after the commencement of such tender or exchange offer, a statement disclosing that the Company recommends rejection of such tender or exchange offer; or
•	the Board or any committee thereof approves or recommends a Takeover Proposal to the holders of Company stock or approves or recommends that the holders of Company stock tender their Company stock in any tender offer or exchange offer.
The Company may also terminate the Merger Agreement in connection with a Superior Proposal if it pays the Termination Fee to Verge and otherwise complies with the applicable provisions of the Merger Agreement.
Fees and Expenses
Except as otherwise expressly provided in the Merger Agreement, if the Merger is not consummated, the fees and expenses incurred by each party in connection with the negotiation, preparation, execution and delivery of the Merger Agreement and related documents and in connection with the transactions contemplated thereby, including all fees and disbursements of accountants, appraisers and other advisors retained by any party shall be the sole responsibility of such incurring and retaining party. Notwithstanding the foregoing, the parties have agreed to share equally (a) the fees and expenses incurred by the parties in respect of such parties’ legal counsel after the date of execution of the Merger Agreement, (b) filing fees incurred in respect of filings under the HSR Act and (c) the fees and expenses incurred by the parties in respect of the obtaining of the debt financing at any time (including prior to the date of execution of the Merger Agreement). If the Merger is consummated, the combined company shall pay and/or reimburse the Company and Verge for all reasonable documented out-of-pocket fees and expenses incurred by the Company and Verge (including prior to the date of execution of the Merger Agreement), as applicable, in order to consummate the Merger and related transactions.
Delivery of Series A Preferred Stock; Net Debt Adjustment
The Company agreed to deliver at the closing of the Merger a number of shares of Series A Preferred Stock with a liquidation preference equal to $8,000,000 to the holders of Verge stock, which amount is subject to adjustment if the amount of net indebtedness each party has outstanding on the business day prior to closing is greater or less than an agreed upon target, which target is $47,901,155 for the Company and $199,933,333 for Verge. If such adjustment results in a negative value, the Company shall not deliver the shares of Series A Preferred Stock and the exchange ratio shall be adjusted such that the holders of Verge stock shall receive a reduced number of shares of Class B Common Stock based upon the amount of such additional net indebtedness, divided by the greater of (i) the average trading price of the Company’s common stock for the 60 consecutive trading days immediately preceding closing, and (ii) $5.50.

THE RECAPITALIZATION
Immediately prior to the Merger, the Company will file the Restated Charter, which shall provide, among other things, for two authorized classes of common stock, (i) the Class A Common Stock and (ii) the Class B Common Stock. Upon the effectiveness of the Restated Charter, each issued and outstanding share of the Company’s existing common stock shall be reclassified and automatically converted into one share of Class A Common Stock without any further action on the part of the holders of the Company’s existing common stock. The Restated Charter will also designate two new classes of preferred stock. In addition, we will amend the Company’s By-Laws to give effect to the new class rights in the Restated Charter.
The Company is effecting the Recapitalization solely for the purposes of facilitating the Merger. For a statement of reasons for the Merger, see “The Merger—Reasons for the Merger.”
For a description of material differences between the rights of holders of the Company’s existing common stock and the Class A Common Stock, see “The Recapitalization—Comparison of the Rights of Holders of Existing Common Stock and Class A Common Stock.”
The Company’s common stock is currently listed on the NASDAQ Global Market under the symbol “WWON.” Upon the closing of the Recapitalization and Merger, the Company intends to continue to list its shares of Class A Common Stock on the NASDAQ and to change its stock symbol to “DIAL.” The shares of Class B Common Stock and Series A Preferred Stock will not be publicly listed or traded.
The Restated Charter
The following summarizes material provisions of the Restated Charter, a copy of which is attached to this Information Statement as Annex B-1, Annex B-2 and Annex B-3, as applicable.
Authorized Capital Stock
The total number of shares of stock that the Company shall have authority to issue is 5,035,200,000 shares consisting of: (i) 5,000,000,000 shares of Class A Common Stock, (ii) 35,000,000 shares of Class B Common Stock and (iii) 200,000 shares of Preferred Stock of the Company, par value of $0.01 per share, which we refer to as “Preferred Stock.” The classes of New Common Stock shall be identical in all respects and shall have equal rights and privileges, except as provided below.
The Company shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock the number of shares of Class A Common Stock issuable upon the conversion of Class B Common Stock, as described below.

Common Stock Voting Rights and Directors
Each share of New Common Stock shall be entitled to one vote for all matters submitted to a vote of the Company’s stockholders whether voting separately as a class or together as a single class, and will be identical in all respects except as described below and under “— Authorized Class B Holders; Conversion of Class B Common Stock.” Except as required by applicable law or in connection with a sale of the Company, no vote of any holder of New Common Stock shall be required in connection with any matters to be undertaken by the Company or its subsidiaries.
Until the third anniversary of the effective date of the Restated Charter, in addition to the affirmative vote of a majority of all shares of New Common Stock voting as a single class, the affirmative vote of not less than two-thirds of the Class A Common Stock (voting as a separate class) shall be required to approve a Sale of the Company unless the price per share of the Class A Common Stock in such transaction exceeds $7.78 minus the per share amount of all cash dividends to holders of record after July 30, 2011 and prior to the date of such Sale of the Company (subject, in each case, to adjustment based upon stock splits, stock dividends and transactions having similar effects). “Sale of the Company” means a sale of all or substantially all of the assets of the Company, or a merger, sale of stock or other transaction in which the holders of New Common Stock of the Company immediately prior to such transaction (excluding any stockholders who are directly or indirectly part of the buying group in such transaction), collectively do not own a majority of the voting securities and a majority of the economic interests of all capital stock of the Company immediately following such transaction.
The number of directors which shall constitute the whole board of directors of the combined company shall initially be nine directors. Until the Board Trigger Date, three directors will be elected by holders of Class A Common Stock voting as a separate class, which we refer to as “Class A Directors,” one of whom must be independent (under applicable NASDAQ rules). In addition, the Chief Executive Officer of the Company shall have the right to be nominated to the board of directors of the combined company and shall be elected by the holders of Class A Common Stock and Class B Common Stock voting together as a single class. The remaining directors will be elected by the holders of Class B Common Stock voting as a separate class, which we refer to as “Class B Directors,” two of whom must be independent (under applicable NASDAQ rules). After the Board Trigger Date, the holders of Class A Common Stock and Class B Common Stock voting together as a single class will be entitled to elect all members of the board of directors of the combined company.
Until the later of (x) date on which at least 35% of the outstanding shares of New Common Stock are freely tradable on the NASDAQ Stock Market or other national securities exchange, and (y) the date on which certain authorized holders of Class B Common Stock shall cease to own a majority of the outstanding shares of voting securities of the Company, which we refer to as the “Special Right Trigger Date,” the following actions may not be taken (or agreed to be taken) by the Company without the consent of (x) all of the independent directors or (y) a majority of the Class A Directors and a majority of the Class B Directors:
•	entering into any acquisition or disposition that would require the approval of the stockholders of the Company under applicable law or stock exchange rules (other than a Sale of the Company over which the holders of the Class A Common Stock do not have a separate class vote); or
•	taking any action to liquidate, dissolve or wind up the Company.

Until the Special Right Trigger Date, the following actions may not be taken (or agreed to be taken) by the Company without the consent of a majority of the Class A Directors and a majority of the Class B Directors:
•	materially changing the scope of the Company’s business operations in the media industry;
•	filing for bankruptcy, insolvency, receivership or similar proceedings by or against the Company; or
•	amending the By-Laws of the Company or the organization documents of any of its material subsidiaries in a manner that (x) is contrary to the terms of the Restated Charter, or (y) that materially adversely affects the rights of holders of Class A Common Stock or Class B Common Stock in a disproportionate manner relative to each other or to other stockholders.
Until the Special Right Trigger Date and subject to certain exceptions set forth in the Restated Charter, the Company may not elect to pay (or agree to elect to pay) any amounts as and when owing by the Company under that certain Stock Purchase Agreement, dated as of April 29, 2011, between the Company and Clear Channel Acquisition LLC, which we refer to as the “Metro Agreement,” without the consent of a majority of the Class A Directors.
Until the Special Right Trigger Date, the Company may not enter (or agree to enter) into any transaction with affiliates, other than certain exempt transactions, without the consent of a majority of the Class B Directors.:
Any director elected by the vote of the holders of a class of New Common Stock may be removed from office at any time, without cause, solely by the affirmative vote of a majority of the voting power of the outstanding shares of such class of New Common Stock, voting separately as a class.
Any vacancy created by such removal or by death of resignation of a director shall be filled by majority vote of the class that was entitled to elect such director.
Except as otherwise provided in the Restated Charter or required by applicable law, the holders of shares of New Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Company (or if any holders of shares of any series of Preferred Stock are entitled to vote together with the holders of New Common Stock, as one class with such holders of such series of Preferred Stock).
Authorized Class B Holders; Conversion of Class B Common Stock
Shares of Class B Common Stock may be held only by Verge stockholders and their affiliates. As a result, each share of Class B Common Stock transferred to one or more persons or entities other than such authorized holder of Class B Common Stock shall automatically convert into one fully paid and non-assessable share of Class A Common Stock.

In addition, each share of Class B Common Stock will automatically convert into one share of Class A Common Stock upon the later of (i) the third anniversary of the effective date of the Restated Charter and (ii) the date upon which both of the following conditions are satisfied: (x) at least 35% of the outstanding shares of New Common Stock are freely tradable on the NASDAQ Stock Market or other national securities exchange; and (y) Verge’s stockholders and their affiliates cease to own a majority of the outstanding shares of voting securities of the Company.
Dividends and Distributions
The Company may pay dividends or make distributions to the holders of New Common Stock out of the assets or funds legally available; provided that the Company make the same dividend or distribution with respect to each outstanding share of New Common Stock regardless of class. In the case of any such dividend or distribution payable in shares of Class A Common Stock or Class B Common Stock, each class shall receive a dividend or distribution in shares of its class and the number of shares of each class shall be equal in number.
No Preemptive Rights
The holders of shares of New Common Stock are not entitled to any preemptive rights to subscribe for, purchase or receive any part of any new or additional issue of stock of any class, or of bonds, debentures or other securities convertible into or exchangeable for stock.
Preferred Stock
The board of directors of the combined company may issue all or any of the Preferred Stock in one or more classes or series. The board of directors of the combined company may establish voting powers and other special rights and restrictions for each class or series in the resolution or resolutions adopted by the board of directors of the combined company providing for the issuance of such class or series. Furthermore, the board of directors of the combined company has the authority to provide that any such class or series may be subject to redemption, entitled to receive dividends, entitled to such rights upon the dissolution or any distribution of assets, convertible into, or exchangeable for shares of any other class of stock or of any other series of the same or any other class of stock.
Under the Merger Agreement and the Letter Agreement, the Company has agreed to designate Series A Preferred Stock and Series B Preferred Stock of the Company, the terms of which are described below.
Series A Preferred Stock
Ranking. As to dividends and distributions of assets upon liquidation, dissolution or winding up of the Company, the Series A Preferred Stock will rank:
•	Senior over the New Common Stock, and any other series or class of the Company’s capital stock issued after the Series A Preferred Stock that by its terms ranks junior to the Series A Preferred Stock;

•	Junior to any other series or class of the Company’s capital stock issued after the Series A Preferred Stock, including the Series B Preferred Stock, that by its terms ranks senior to the Series A Preferred; and
•	Pari passu with any other series or class of the Company’s capital stock issued after the Series A Preferred Stock that by its terms ranks pari passu with the Series A Preferred Stock.
Dividends. Each holder of the Series A Preferred Stock shall be entitled to receive dividends when, as and if declared by the board of directors of the combined company or a duly authorized committee thereof out of funds of the Company legally available therefor, at an annual rate equal to the Applicable Dividend Rate (as defined below) on the Liquidation Preference ($1,000 per share) of the Series A Preferred Stock, and any dividends previously accumulated thereon. Dividends shall be paid in cash and, to the extent not paid on March 15, June 15, September 15 or December 15 of any given year, shall accumulate and remain accumulated dividends until paid to the holders of the Series A Preferred Stock. No cash dividends shall in any instance be paid in the first year after the Series A Preferred Stock is issued, and the Company may further pay cash dividends to the New Common Stock and not on the Series A Preferred Stock during such first year notwithstanding the priority of the Series A Preferred Stock otherwise set forth in the Restated Charter.
The “Applicable Dividend Rate” of the Series A Preferred Stock shall be (i) 9% per annum from and excluding the issue date through and including the second anniversary of the issue date, (ii) 12% per annum from the day immediately following the second anniversary of the issue date through and including the fourth anniversary of the issue date, and (iii) 15% per annum thereafter.
Redemption. Following the first anniversary of the issue date, the Company may redeem the Series A Preferred Stock at the Company’s option. The redemption price as of any given date shall be equal to the liquidation preference of $1,000 per share, plus all dividends accumulated thereon and all accrued and unpaid dividends to the payment date.
No Conversion or Exchange Rights. The holders of the shares of the Series A Preferred Stock shall not have any right to convert such shares into or exchange such shares for any other class or series of stock or obligations of the Company.
Liquidation Rights. Upon the liquidation, bankruptcy, dissolution or winding up of the Company, the holders of the shares of the Series A Preferred Stock shall be entitled to an amount of cash equal to the Liquidation Preference, plus all dividends accumulated thereon and all accrued and unpaid dividends to the payment date, before any payment or distribution is made to the holders of New Common Stock or stock that is junior to the Series A Preferred Stock, but holders of the shares of Series A Preferred Stock shall not receive any payment or distribution prior to the holders of stock that is senior (including the Series B Preferred Stock) to the Series A Preferred Stock. A change of control will be considered a liquidation, dissolution or winding up of the Company.

Voting Rights. The Series A Preferred Stock shall not have any voting powers, either general or special, except that the affirmative vote or consent of the holders of a majority of the outstanding shares of the Series A Preferred Stock will be required for any amendment of the Restated Charter if the amendment would specifically alter or change the powers, preferences or rights of the shares of the Series A Preferred Stock so as to affect them adversely.
Series B Preferred Stock
The terms of the Series B Preferred Stock are substantially the same as the terms of the Series A Preferred Stock, except to the extent described below.
Ranking. As to dividends and distributions of assets upon liquidation, dissolution or winding up of the Company, the Series B Preferred Stock will rank:
•	Senior over the New Common Stock, the Series A Preferred Stock, and any other series or class of the Company’s capital stock issued after the Series B Preferred Stock that by its terms ranks junior to the Series B Preferred Stock;
•	Junior to any other series or class of the Company’s capital stock issued after the Series B Preferred Stock that by its terms ranks senior to the Series B Preferred Stock; and
•	Pari passu with any other series or class of the Company’s capital stock issued after the Series B Preferred Stock that by its terms ranks pari passu with the Series B Preferred Stock.
Dividends. The “Applicable Dividend Rate” of the Series B Preferred Stock shall be (i) 15% per annum from and excluding the issue date through and including the third anniversary of the issue date and (ii) 17% per annum thereafter.
Amendment to Amended Restated By-Laws of the Company
Upon the closing of the Merger, the Company’s By-Laws, will be amended in accordance with the First Amendment to the Amended and Restated By-Laws attached as Annex C. The amendments to the By-Laws will provide as follows:
•	Nominations of persons to serve as directors of the board of directors of the combined company must comply with the terms of the Restated Charter and may only be made by a stockholder who has the right to vote for the election of the seat being nominated under the terms of the class of stock held of record by such stockholder.
•	Any transfer of stock of the Company must be in compliance with the Restated Charter.

•	Special meetings of the board of directors of the combined company may be called by any two directors and require 48 hours’ prior notice to the other directors.
•	Committees of the board of directors of the combined company must consist of at least one Class A Director and one Class B Director (for so long as there are Class B Directors).
•	The Company will be the indemnitor of first resort with respect to directors affiliated with Gores or Oaktree (i.e., the Company’s obligations to the Gores and Oaktree directors are primary and any obligation of Gores or Oaktree to advance expenses or provide indemnification for the same expenses or liability incurred by such directors are secondary).
•	The board of directors of the combined company will initially consist of nine directors, who will be elected in accordance with the Restated Charter.
•	The board of directors of the combined company must have a minimum of three independent directors or a higher number if required by the SEC or the rules and regulations of the NASDAQ Stock Market or any other securities exchange or quotation system on which the Company’s securities are listed or quoted for trading in the future and, in the case of a higher number so being required, the board of directors of the combined company will be expanded to allow for the appointment of any additional independent directors so required, and each such additional seat will be filled with an independent director appointed by a majority of the board of directors of the combined company and elected annually by the holders of New Common Stock, voting as a single class.
•	Any salaries paid to a director, or any other fees payable to directors for the attendance of meetings, must be approved by the board of directors of the combined company.
•	Until the Board Trigger Date:
•	the By-Laws may not be amended in a manner contrary to the Restated Charter;
•	without the consent of a majority of the Class A Directors, the By-Laws may not be amended in a manner that materially adversely affects the holders of a Class A Common Stock in a disproportionate manner relative to holders of Class B Common Stock, or adversely affects the approval rights of the Class A Directors and holders of Class A Common Stock to approve a Sale of the Company; and
•	without the consent of a majority of the Class B Directors, the By-Laws may not be amended in a manner that materially adversely affects the holders of a Class B Common Stock in a disproportionate manner relative to holders of Class A Common Stock, or adversely affects the approval rights of the Class B Directors.

•	Vacancies on the board of directors of the combined company will be filed in accordance with the Restated Charter.
•	Directors will hold office until their successors are duly appointed in accordance with the Restated Charter, or until their earlier death, resignation or removal.
Comparison of the Rights of Holders of Existing Common Stock and Class A Common Stock
The Company is incorporated under the laws of the State of Delaware. The following is a comparison of the material rights of the holders of Company common stock under the Company’s existing certificate of incorporation and the By-Laws and the rights of holders of Class A Common Stock after the Recapitalization, under the Restated Charter and the amendments to the By-Laws.
Upon completion of the Recapitalization, the holders of Company common stock will become holders of Class A Common Stock. The current By-Laws of the Company will be amended immediately prior to the consummation of the Merger by the form of First Amendment to Amended and Restated By-Laws of the Company attached as Annex C to this Information Statement. Following the effectiveness of the Restated Charter and the amendment to the By-Laws, the rights of holders of Company common stock will therefore be governed by the DGCL, the Restated Charter, and the amended By-Laws.
The following description summarizes the material differences that may affect the rights of the holders of Company common stock, but is neither a complete statement of all those differences nor a complete description of the specific provisions referred to in this summary. Stockholders should read carefully the relevant provisions of the DGCL, the Restated Charter and the Company’s By-Laws. For more information on how to obtain the documents that are not attached to this Information Statement, see “Where Stockholders Can Find More Information.”

	Current Certificate of Incorporation	Restated Charter and Amended By-
Provision	and By-Laws	Laws
Authorized Capital Stock	The authorized capital stock of the Company consists of 5,000,000,000 shares of common stock, $.01 par value per share, 3,000,000 shares of Class B stock, $.01 par value per share, and 10,000,000 shares of preferred stock, $.01 par value per share.	The authorized capital stock of the Company will consist of 5,000,000,000 shares of Class A Common Stock, $.01 par value per share, 35,000,000 shares of Class B Common Stock, $.01 par value per share, and 200,000 shares of preferred stock, $.01 par value per share.

	As of July 30, 2011, no shares of Class B stock or preferred stock were outstanding.	The Company shall reserve a sufficient number of shares of Class A Common Stock for the purposes of issuance upon the conversion of all outstanding shares of Class B Common Stock.

	Current Certificate of Incorporation	Restated Charter and Amended By-
Provision	and By-Laws	Laws
Special Meetings of Stockholders	Under the DGCL, a special meeting of stockholders may be called by the board of directors or by any other person authorized to do so in the certificate of incorporation or bylaws.

	A special meeting of stockholders may be called by a majority of the Board, the Chairman of the Board or the president.	A special meeting of stockholders may be called by the Chairman of the Board, a majority of the board of directors of the combined company, the president, any vice president, if there be one, the secretary or any assistant secretary, if there be one.

Stockholder Proposals	Stockholders may propose business to be brought before an annual meeting. Such proposals may only be brought by a stockholder who has given timely notice in proper written form to the Company’s secretary prior to the meeting.	No change.

In connection with an annual meeting, to be timely, notice of such proposal must be received by the Company’s corporate secretary not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding year’s annual meeting of stockholders; provided, however, that if the date of the annual meeting is not within 30 days before or after the anniversary of the preceding year’s annual meeting, notice by the stockholder must be received not later than the close of business on the 10th day following the day on which notice of such meeting was mailed or public disclosure of the date of the annual meeting was made by the Company, whichever first occurs.

Nominations of Candidates for Election to the Board of Directors	Stockholders may nominate candidates for election to the Board at an annual meeting. Such nominations may only be brought by a stockholder who has given timely notice in proper written form to the Company’s secretary prior to the meeting.

	In connection with an annual meeting, to be timely, notice of such nomination must be received by the Company’s corporate secretary not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding year’s annual meeting of stockholders; provided, however, that if the date of the annual meeting is not within 30 days before or after the anniversary of the preceding year’s annual meeting, notice by the stockholder must be received not later than the close of business on the 10th day following the day on which notice of such meeting was mailed or public disclosure of the date of the annual meeting was made by the Company, whichever first occurs.	In addition to the previously existing requirements, nominations of candidates for election to the board of directors of the combined company are subject to the provisions of the Restated Charter and may be made only by a stockholder who has the right to vote for the election of the seat being nominated under the terms of the class of stock held of record by such stockholder.

	Current Certificate of Incorporation	Restated Charter and Amended By-
Provision	and By-Laws	Laws
Stockholder Action by Written Consent	The DGCL allows action by written consent to be made by the holders of the minimum number of votes that would be needed to approve such a matter at an annual or special meeting of stockholders, unless this right to act by written consent is denied in the certificate of incorporation.

	Only when an action is approved by a majority of the continuing directors, may stockholders of the Company take such action by written consent of the holders of outstanding shares of voting stock having not less than the minimum voting power that would be necessary to authorize or take such action at a meeting of stockholders at which all shares entitled to vote thereon were present and voted.	Stockholders of the Company may take action by written consent of the holders of outstanding shares of voting stock having not less than the minimum voting power that would be necessary to authorize or take such action at a meeting of stockholders at which all shares entitled to vote thereon were present and voted. There is no longer a requirement that such action also be approved by a majority of the Company’s continuing directors.

Voting Rights	With respect to all matters upon which stockholders are entitled to vote, the holders of common stock and class B stock shall vote together without regard to class. Each holder of common stock shall be entitled to cast one vote for each share of common stock held and each holder of class B stock shall be entitled to cast 50 votes for each share of class B stock held.

There are no special class voting rights.	Each holder of Class A Common Stock and Class B Common Stock shall be entitled to one vote per share of common stock held, whether voting separately as a class, together as a single class or otherwise.

Until the Board Trigger Date, holders of Class A Common Stock and Class B Common Stock vote separately for directors as described under “Number and Election of Directors.”

In addition, until the third anniversary of the effective date of the Restated Charter, an affirmative vote of two-thirds of the outstanding shares of Class A Common Stock shall be required to approve a sale of the Company, unless the price per share of Class A Common Stock in such transaction exceeds $7.78, minus the per share amount of all cash dividends to holders of record after July 30, 2011 (subject, in each case, to adjustment based on stock splits, stock dividends and transactions having similar effects).

	Current Certificate of Incorporation	Restated Charter and Amended By-
Provision	and By-Laws	Laws
Cumulative Voting	Except as otherwise required by applicable law, there shall be no cumulative voting on any matter brought to a vote of stockholders of Company.	No change.

Number and Election of Directors	The Board may consist of not less than 3 nor more than 13 directors. There are currently 11 positions authorized and 10 directors serving on the Board.

Directors are elected by the holders of a plurality of the votes cast at an annual meeting of stockholders.	The board of directors of the combined company will consist of 9 directors.

Prior to the Board Trigger Date: (i) the holders of Class A Common Stock shall be entitled to elect 3 directors, at least one of whom is required to be an independent director; (ii) the Company’s Chief Executive Officer shall be nominated for election to the board of directors of the combined company and elected by the holders of Class A Common Stock and Class B Common Stock voting together as a single class; and (iii) the holders of Class B Common Stock shall be entitled to elect the remaining directors, at least 2 of whom are required to be independent directors.

After the Board Trigger Date, the holders of the Class A Common Stock and Class B Common Stock voting together as a single class will be entitled to elect all members of the board of directors of the combined company.

Classes of Directors	The directors of the Company are divided into three classes and serve three year terms.	The directors are not divided into classes and serve one year terms.

Removal of Directors	A director may be removed from office only for cause and only with the affirmative vote of the holders of not less than 75% of the voting power of all outstanding shares of stock entitled to vote in connection with the election of such director; provided, however, that where such removal is approved by a majority of the continuing directors, the affirmative vote of a majority of the voting power of all outstanding shares of stock entitled to vote in connection with the election of such director is required for such removal.	Any director elected either by the holders of Class A Common Stock voting separately as a class or by the holders of Class B Common Stock voting separately as a class, may be removed from office at any time, with or without cause, solely by the affirmative vote of a majority of the voting power of the outstanding class of common stock that elected such director.

	Current Certificate of Incorporation	Restated Charter and Amended By-
Provision	and By-Laws	Laws
Director Vacancies	A vacancy on the Board shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, regardless of their class.	Any vacancy on the board of directors of the combined company of a position for a Class A Director or a Class B Director, shall be filled by majority vote of the remaining Class A Directors or Class B Directors, as the case may be.

Limitation on Liability of Directors	No directors will be personally liable to the Company or any of its stockholders for monetary damages for breach of fiduciary duty as a director of the Company; provided, however, that liability will not be eliminated or limited (i) for any breach of the director’s duty of loyalty to the Company or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 174 of the DGCL; or (iv) for any transaction from which such directors derived an improper personal benefit.	To the fullest extent permitted by the DGCL, as it now exists or may hereafter be amended, no director of the Company will be liable to the Company or its stockholders for monetary damages arising from a breach of fiduciary duty owed to the Company or its stockholders.

Indemnification of Directors and Officers	Under the DGCL, a Delaware corporation must indemnify its present or former directors and officers against expenses (including attorneys’ fees) actually and reasonably incurred to the extent that the officer or director has been successful on the merits or otherwise in defense of any action, suit or proceeding brought against him or her by reason of the fact that he or she is or was a director or officer of the corporation.

The DGCL generally permits a Delaware corporation to indemnify directors and officers against expenses, judgments, fines and amounts paid in settlement of any action or suit for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action, which they had no reasonable cause to believe was unlawful.

	The Company will indemnify its directors and officers to the fullest extent permitted by law; provided, however, that, except for proceedings to enforce rights to indemnification, the Company shall not be obligated to indemnify any director or officer in connection with a proceeding initiated by such person unless such proceeding was authorized or consented to by the Board.	In addition to the previous indemnification provisions, the Company recognizes that certain directors may have rights to indemnification by certain institutional indemnitors. The Company agrees that it will: (i) be the indemnitor of first resort; (ii) be required to advance the full amount of expenses incurred by the indemnitee without regard for the indemnitee’s rights against any institutional indemnitor; and (iii) waive any claims against any institutional indemnitor for contribution or subrogation.

	Current Certificate of Incorporation	Restated Charter and Amended By-
Provision	and By-Laws	Laws
Corporate Opportunities	Under the DGCL, a corporation may renounce any interest or expectancy of the corporation in, or in being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation its officers, directors or stockholders.

	The Company’s certificate of incorporation does not renounce any corporate opportunities.	To the fullest extent permitted by law: (i) the Company shall have no interest or expectancy in any corporate opportunity that certain principal investors have acquired knowledge of; (ii) each principal investor shall have the right to engage or invest in businesses competing with the Company or do business with customers of the Company; (iii) no member of a principal investor shall be liable to the Company for breach of any duty by reason of such activities; and (iv) no principal investor shall have a duty to present or offer the Company any potential corporate opportunity and shall not be liable to the Company for failing to do so.

Amendments to Certificate of Incorporation	Under the DGCL, an amendment to the certificate of incorporation requires (i) the approval of the board of directors, (ii) the approval of a majority of the outstanding stock entitled to vote upon the proposed amendment and (iii) the approval of the holders of a majority of the outstanding stock of each class entitled to vote thereon as a class.

	The Company’s certificate of incorporation may be amended in accordance with the DGCL.	An amendment (i) to modify or repeal certain designated provisions (regarding capital stock, removal of directors and amending the Restated Charter) that materially adversely affects the rights of holders of either Class A Common Stock or Class B Common Stock in a disproportionate manner relative to the holders of the other class of common stock; (ii) that, prior to the Board Trigger Date, adversely affects the right of holders of a class of common stock to elect directors allocated to such class of common stock; or (iii) that, prior to the third anniversary of the effective date of the Restated Charter, adversely affects the rights of holders of Class A Common Stock to approve a sale of the Company, requires the affirmative vote of the holders of at least a majority of the voting power of the adversely affected class of common stock.

	Current Certificate of Incorporation	Restated Charter and Amended By-
Provision	and By-Laws	Laws
Amendments to By-Laws	The Board is authorized to adopt, repeal, rescind, alter or amend the Company’s By-Laws by affirmative vote of a majority of the total number of directors then in office. Furthermore, the Company’s stockholders may adopt, repeal, rescind, alter or amend the By-Laws by an affirmative vote of 75% of voting power of the then outstanding shares of the Company.

	Where such action is proposed by certain interested stockholders, approval requires the affirmative vote of the holders of a majority of the voting power of the then outstanding shares, other than shares held by such interested stockholder.	The board of directors of the combined company may adopt, make, amend, supplement or repeal the amended By-Laws, except as provided in the Restated Charter and the amended By-Laws. The Restated Charter provides that, until the later of the Board Trigger Date and the Special Right Trigger Date, the board of directors of the combined company may not (i) amend the By-Laws in a manner contrary to the terms of the Restated Charter without the consent of a majority of the Class A Directors and a majority of the Class B Directors or (ii) amend the By-Laws in a manner that (a) materially adversely affects the rights of the holders of a class of common stock in a disproportionate manner relative to the other class of common stock; (b) prior to the Board Trigger Date, adversely affects the rights of a class of common stock to elect directors; or (c) adversely affects the right of holders of Class A Common Stock to approve a sale of the Company, without the consent of a majority of the directors elected by the affected class of common stock.

Certain Business Combinations	Section 203 of the DGCL prohibits a Delaware corporation from engaging in a business combination with a stockholder acquiring more than 15% but less than 85% of the corporation’s outstanding voting stock for three years following the time that person becomes an “interested stockholder,” unless prior to such date the board of directors approves either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder or the business combination is approved by the board of directors and by the affirmative vote of at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder. The restrictions of Section 203 shall not apply if the corporation’s certificate of incorporation contains or is amended to contain a provision expressly electing not to be governed by this section.

	The Company has not affirmatively opted out of Section 203 of the DGCL.	No change.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
Certain of the Company’s directors and executive officers, as well as certain entities affiliated with the Company, have interests in the Merger that are different from, and/or in addition to, the interests of the Company’s stockholders generally. The Board was aware of and considered these differing interests and potential conflicts, among other matters, in approving the Merger, the Recapitalization, the Parent Stock Issuance and related transactions and in recommending such transactions to the Company’s stockholders. Except as set forth below, none of the persons who have served as our officers or directors since the beginning of our last fiscal year, or any associates of such persons, have any substantial interest, direct or indirect, in the Merger, the Recapitalization, the Parent Stock Issuance and related transactions other than the interests held by such persons through their respective beneficial ownership of the shares of our capital stock (including options to purchase our capital stock) set forth in “Beneficial Ownership of Securities.”
Interests of Directors and Executive Officers
The following is a description of certain interests directors and executive officers may have in connection with the Merger:
Positions with the Combined Company
At least three days prior to the closing of the Merger, pursuant to the Merger Agreement, the Company will identify in writing to Verge three directors to serve on the board of directors of the combined company, one of whom must be independent under applicable stock exchange rules. The Company may identify one or more of the current directors on the Board to serve on the board of directors of the combined company. In addition, at least three days prior to the closing of the Merger, pursuant to the Merger Agreement, Verge will identify in writing to the Company individuals to serve as officers of the combined company, which individuals may include one or more of the executive officers of the Company.
Treatment of Outstanding Equity Awards
The Company’s directors and executive officers hold unvested Company stock options and restricted stock units under the Company 1999 Stock Incentive Plan, which we refer to as the “1999 Plan,” the Company 2005 Equity Compensation Plan, which we refer to as the “2005 Plan,” and the Company 2010 Equity Compensation Plan, which we refer to as the “2010 Plan.” We refer to the 1999 Plan, the 2005 Plan and the 2010 Plan collectively as the “Company Plans.” The consummation of the Merger will constitute a change in control under the Company Plans.
Stock Options. The Company’s executive officers hold unvested Company stock options under the Company Plans. None of the Company Plans or related award agreements held by executive officers of the Company provide for single trigger equity acceleration upon a change in control of the Company. Accordingly, in accordance with the terms of the Company Plans and the applicable award agreements, the stock options held by executive officers of the Company will remain subject to their current terms and conditions, including all current vesting requirements.

Some of the Company’s equity awards maintain “double trigger” provisions; namely, eligibility to receive these amounts requires both the occurrence of a change in control and a qualifying termination of employment following the change in control. With respect to all equity compensation awards made under the 2005 Plan (or those issued in March 2008 and thereafter under the 1999 Plan incorporating 2005 Plan terms relating to a change in control), if an executive officer is terminated without cause during the 24-month period following a change in control, all unvested equity awards will immediately vest provided an executive officer is still a participant on that date. This provision also applies to awards granted to certain of the Company’s executive officers (Messrs. Sherwood, Hillman, Mammone and Mr. Pattiz) in February 2010 under the 2010 Plan. Mr. Pattiz is our former Chairman of the Board. He currently serves as Chairman Emeritus and provides consulting services to the Company. As of September 6, 2011, the exercise prices of all stock options granted under the 1999 Plan and the 2005 Plan were greater than the per share closing stock price on NASDAQ for the Company’s common stock.
Restricted Stock Units. The Company’s directors hold unvested Company restricted stock units under the Company Plans. Restricted stock units granted to directors of the Company under the 2010 Plan will vest automatically upon a change in control of the Company. Mr. Sherwood is the Company’s only executive officer who holds restricted stock units, and such units will vest if Mr. Sherwood is terminated without cause during the 24-month period following a control of the Company.
Executive Agreement
The Company is party to an employment agreement with Mr. Sherwood that requires it to make payments to Mr. Sherwood if he is terminated without cause in connection with a change in control as described below.
•	If Mr. Sherwood is terminated upon or within 24 months following a change in control, all of Mr. Sherwood’s outstanding equity awards will become fully vested and immediately exercisable and shall remain exercisable in accordance with the applicable equity plan and award agreement.
•	Subject to Mr. Sherwood’s timely election and continued payment of premiums, the Company will provide COBRA continuation coverage for Mr. Sherwood until the earliest of: (i) 12 months from the date of termination, (ii) Mr. Sherwood’s ceasing to be eligible under COBRA, and (iii) Mr. Sherwood becoming eligible for coverage under the health insurance plan of a subsequent employer.
The consummation of the Merger will constitute a “change in control” for purposes of Mr. Sherwood’s employment agreement.

Golden Parachutes
As described above, none of the Company’s named executive officers are entitled to “single trigger” payments solely as a result of the Merger. The following table sets forth the estimated amounts of “double trigger” compensation that each named executive officer could receive that are based on or otherwise relate to the Merger. These amounts have been calculated assuming the Merger is consummated on October 28, 2011 and assuming each named executive officer experiences a qualifying termination of employment in connection with the change in control as of October 28, 2011. Certain of the amounts payable may vary depending on the actual date of completion of the Merger and any termination. This table does not include the value of benefits in which the named executive officers are vested without regard to the occurrence of a change in control nor does it include the value of base salary or other perquisites that the executives are receiving prior to the change in control that will be continued following the change in control for the benefit of the executives who will remain employed following consummation of the Merger.
Golden Parachute Compensation

Named Executive	Equity	Perquisites/Benefits	Total
Officer(1)	($)(2)	($)(3)	($)(4)
Roderick M. Sherwood, III	665,000	16,322	681,322
David Hillman	19,500	—	19,500
Steve Chessare	0	—	0

(1)	Steven Kalin, who was one of the Company’s named executive officers as of December 31, 2010, terminated his employment for good reason on May 27, 2011.

(2)	Equity.

Represents the aggregate payments to be made in respect of unvested options and restricted stock units upon a termination of employment without cause (or for Mr. Sherwood, with or without cause) upon or within 24 months following a change in control of the Company, as follows:

For Mr. Sherwood, the in-the-money value of 400,000 unvested Company stock options granted February 12, 2010 with an exercise price of $6.00 (for a total stock option value of $52,000) and the value of 100,000 unvested shares of Company restricted stock units granted October 2010 (for a total value of restricted stock units equal to $613,000). For Mr. Hillman, the in-the-money value of 150,000 unvested Company stock options granted February 12, 2010 with an exercise price of $6.00 (for a total stock option value of $19,500). Mr. Chessare’s in-the-money Company stock options do not vest upon a termination following a change in control. For these purposes, we assumed a transaction date of October 28, 2011 and also assumed a Company share price equal to $6.13, which is the average closing market price of the Company’s common stock for the first five business days following the first public announcement of the Merger.

(3)	Represents the cost associated with 12 months of COBRA coverage.
No “Golden Parachute Compensation” for Verge’s Named Executive Officers
Verge has not entered into any agreement or understanding, whether written or unwritten, with any of its named executive officers pursuant to which any named executive officer would be entitled to receive compensation, whether present, deferred or contingent, that is based on or otherwise relates to the merger.

Indemnification and Insurance
The Company maintains standard directors’ and officers’ liability insurance policies under which certain officers and directors have rights to indemnification by virtue of their positions as officers and/or directors of the Company.
Pursuant to the Merger Agreement, from and after the effective time of the Merger, the Company shall, to the fullest extent permitted by applicable law (and, in the case of former directors and officers, to the extent permitted by the Company’s organizational documents in effect as of immediately prior to the closing), indemnify, defend and hold harmless, and provide advancement of expenses to, each Indemnified Party against all losses, claims, damages, costs, expenses, liabilities, penalties or judgments or amounts that are paid in settlement of or in connection with any claim, action, suit, proceeding or investigation based in whole or in part on or arising in whole or in part out of the fact that such person is or was a director or officer of the Company or any of its respective subsidiaries, and pertaining to any matter existing or occurring, or any acts or omissions occurring, at or prior to the effective time of the Merger, whether asserted or claimed prior to, at or following, the effective time of the Merger, including matters, acts or omissions occurring in connection with the approval of the Merger Agreement and the consummation of the Merger, the Recapitalization, the Parent Stock Issuance and related transactions.
In addition, the Company shall (i) maintain in effect, for six years after the closing, directors’ and officers’ liability insurance and fiduciary liability insurance having terms and conditions at least as favorable to the Indemnified Parties as the Company’s current directors’ and officers’ liability insurance and fiduciary liability insurance, or (ii) purchase a six year extended reporting period endorsement with respect to the Company’s current directors’ and officers’ liability insurance and fiduciary liability insurance. The Company shall not be required to expend for any such policies an annual premium amount in excess of 300% of the annual premiums currently paid by the Company for such insurance; provided that if the annual premiums of such insurance coverage exceed such amount, the Company shall obtain a policy with the greatest coverage available for a cost not exceeding such amount.
Interests of Affiliated Entities
The following is a description of certain interests that entities affiliated with the Company may have in connection with the Merger:
Voting Agreement
In connection with the Merger Agreement, Gores entered into a voting agreement dated July 30, 2011, with Verge, which we refer to as the “Voting Agreement,” pursuant to which, Gores agreed to deliver to Verge the Gores Written Consent. In addition, pursuant to the Voting Agreement, Gores also agreed:
•	to vote against any alternative Takeover Proposal until the earlier to occur of (1) the consummation of the transactions contemplated by the Merger Agreement, (2) 18 months from the date of the Merger Agreement, (3) 12 months from any termination of the Merger Agreement pursuant to the Fiduciary Termination Provisions, and (4) termination of the Merger Agreement for any reason other than pursuant to the Fiduciary Termination Provisions;

•	not to, directly or indirectly, transfer or enter into any agreement, option or other arrangement (including any profit sharing agreement) with respect to the transfer of, any shares of Company’s outstanding common stock to any person, other than (x) in accordance with the Merger Agreement, or (y) following the termination of the Merger Agreement, a transfer of Company’s outstanding common stock representing up to 15% of outstanding common stock of the Company in a transfer made as a registered sale through a nationally recognized underwriter or that is executed over the principal stock exchange over which the Company’s securities are listed (and so long as such transfer is not made to a single person or group with the intent or purpose of evading the restrictions contained in the Voting Agreement); and
•	to cause each of its members, officers, stockholders, affiliates, employees, directors, managers, representatives and agents to immediately cease and cause to be terminated any discussions or negotiations with any parties (other than the parties to the Voting Agreement and their affiliates, representatives and advisors) that may be ongoing with respect to, or that would be reasonably expected to lead to, a Takeover Proposal.
Registration Rights Agreement
As a condition to closing under the Merger Agreement, the Company has agreed to enter into a Registration Rights Agreement with Triton and Gores, which we refer to as the “Registration Rights Agreement,” concurrently with the closing.
Pursuant to the Registration Rights Agreement, Triton or Gores, shall have the right, on either a certain number or an unlimited number of occasions, depending on the form of registration to be used and the party requesting the registration, to demand that the Company register shares of Class A Common Stock (including Class A Common Stock received upon the conversion of Class B Common Stock) under the Securities Act of 1933, subject to certain limitations. The Company shall then use its reasonable best efforts to file the applicable registration statement and to cause such registration statement to remain effective, in each case, within the period and for the time periods required by the Registration Rights Agreement.
In addition, Triton and Gores are entitled to unlimited piggyback registration rights with respect to the registration of any equity securities of the Company, subject to certain limitations.
These registration rights are subject to conditions and limitations, among them the right of the underwriters of an offering to limit the number of shares of Class A Common Stock held by such stockholders to be included in such registration. Subject to certain exceptions, the Company is generally required to bear all expenses of such registration (other than underwriting discounts and commissions).

The foregoing summary of the material terms of the Registration Rights Agreement below is qualified in its entirety by reference to the Form of Registration Rights Agreement, a copy of which is set forth in Exhibit A to the Merger Agreement, which is filed as Annex A to this Information Statement.
Indemnity and Contribution Agreement
Concurrent with the execution and delivery of the Merger Agreement, the Company, Verge, Gores and Triton entered into the Indemnity and Contribution Agreement, dated as of July 30, 2011. Pursuant to the Indemnity and Contribution Agreement, Triton agreed, among other things, to indemnify the Company under certain circumstances in the event that the Company suffers any losses to the extent arising from or directly related to the Triton Digital Business. In addition, Gores agreed, among other things, to indemnify Triton under certain circumstances in the event that the Company makes any payment pursuant to the Metro Agreement or otherwise suffers any losses to the extent arising from or directly related to the Metro Traffic Business.
The indemnification obligations are subject to various limitations described in the Indemnity and Contribution Agreement. In particular, Triton’s indemnification obligation to the Company is payable solely from 53.161% of the net cash proceeds received by Triton in respect of the Company’s stock to be issued to Triton at the closing of the Merger. The indemnification obligations of Gores and Triton under the Indemnity and Contribution Agreement terminate on the earlier of (a) April 30, 2013 and (b) the date on which pre-Merger stockholders of Verge (with respect to Gores’ obligations) or the Company (excluding nominees) (with respect to Triton’s obligations) cease to hold at least 30% of the New Common Stock held by such stockholders immediately after the Merger. The effectiveness of the Indemnity and Contribution Agreement is conditioned upon the consummation of the Merger, the Recapitalization, the Parent Stock Issuance and related transactions.
Letter Agreement
Pursuant to a Letter Agreement, dated as of July 30, 2011, by and among the Company, Gores, the Oaktree Entities and the Black Canyon Entities, at the closing of the Merger: (1) Gores has agreed to exchange up to approximately $10,000,000 of the Senior Secured Notes due 2012 of the Company, which we refer to as the “Gores Debt,” (2) the Oaktree Entities have agreed to exchange up to approximately $18,000,000 of certain Non-Negotiable Promissory Notes of Verge Media, Inc., which we refer to as the “Oaktree Debt,” and (3) the Black Canyon Entities have agreed to exchange up to approximately $2,000,000 of certain Senior Notes due 2013 of Verge Media Solutions, LLC, which we refer to as the “Black Canyon Debt,” for an equivalent amount of PIK Notes of the Company.

In addition, if there is a shortfall in the amount of cash necessary to fund the Merger, the Recapitalization, the Parent Stock Issuance and related transactions (including for the repayment of certain debt of the Company and Verge and the payment of fees and expenses), and the shortfall is $8,000,000 or less, (1) Gores has agreed to either fund its proportionate share of such shortfall in cash or to exchange a portion of the Gores Debt for Series B Preferred Stock rather than for PIK Notes, and (2) the Oaktree Entities and Black Canyon Entities have committed to exchange up to approximately $6,000,000 in the aggregate of additional Oaktree Debt and Black Canyon Debt for Series B Preferred Stock. If the shortfall amount exceeds $8,000,000, the Letter Agreement will automatically terminate unless the parties agree otherwise.
PIK Notes
The PIK Notes to be issued pursuant to the Letter Agreement will have the following principal terms:
•	Interest. Accrues daily at the rate of 15% per annum and is compounded quarterly for the first 5 years and annually thereafter.
•	Maturity Date. 6th year anniversary of the issue date.
•	Mandatory Prepayment. The Company must pay the outstanding principal amount of the PIK Notes, together with all accrued and unpaid interest, upon the first to occur of (a) a Sale of the Company to a person who, alone or together with its affiliates, acquires capital stock possessing the voting power to elect a majority of the board of directors of the combined company or acquires all or substantially all of our assets and (b) a complete liquidation of the Company.
•	Subordination. The PIK Notes will be subordinated in right of payment to the debt financing for the Merger, the Recapitalization, the Parent Stock Issuance and related transactions.
•	Security. None.

OTHER AGREEMENTS
Digital Reseller Agreement
On July 29, 2011, Triton and Dial Global entered into a Digital Reseller Agreement. Pursuant to this agreement, Dial Global has agreed to provide, at its sole expense, services to Triton customarily rendered by terrestrial network radio sales representatives in the United States. Triton will exclusively use Dial Global for the sale of over the air impressions/inventory procured by bartering with U.S. traditional terrestrial radio stations in exchange for Triton services, except that Triton shall be permitted to allow a broadcaster that controls a competing network to sell its inventory (bartered for Triton services and products) via its owned and operated network.
For these services, Triton has agreed to pay Dial Global a commission based on the gross receipts of revenue derived from the inventory, less customary advertising agency commissions actually paid by Dial Global. Prior to Dial Global approving its annual budget, Triton and Dial Global will agree on a target budget for Triton. If Dial Global fails to meet a certain percentage of the target budget for Triton, which percentage will be adjusted based on the percentage by which Dial Global fails to meet its own budget, then Dial Global could have certain financial obligations to Triton. The Digital Reseller Agreement has a term of four years and may be terminated by either party in the event that the other party fails to cure a material breach of the terms of the agreement within sixty days of receiving written notice thereof.
Debt Commitment Letters
Concurrent with the execution and delivery of the Merger Agreement, Verge obtained (a) a first lien secured debt commitment letter dated July 30, 2011, which we refer to as the “First Lien Commitment Letter,” from General Electric Capital Corporation, GE Capital Markets, Inc., and ING Capital LLC, which we collectively refer to as the “First Lien Lenders,” in which the First Lien Lenders agree to provide, severally, but not jointly, upon the terms and subject to the conditions set forth in the First Lien Commitment Letter, in the aggregate up to $200 million in debt financing, which we refer to as the “First Lien Credit Facility,” consisting of a term loan facility in the aggregate principal amount of $175 million, which we refer to as the “First Lien Term Loan Facility,” and a revolving credit facility with a maximum aggregate availability of $25 million, which we refer to as the “First Lien Revolving Loan Facility,” and (b) a second lien secured debt commitment letter dated July 30, 2011, which we refer to as the “Second Lien Commitment Letter” and together with the First Lien Commitment Letter referred to as the “Debt Commitment Letters,” from Macquarie Capital (USA) Inc. and MIHI LLC, which we together refer to as the “Second Lien Lender,” in which the Second Lien Lender agrees to provide, upon the terms and subject to the conditions set forth in the Second Lien Commitment Letter, up to $65 million in debt financing pursuant to a second lien term loan credit facility, which we refer to as the “Second Lien Credit Facility” and, together with the “First Lien Credit Facility,” referred to as the “Credit Facilities.” The proceeds of the First Lien Credit Facilities and the Second Lien Credit Facility that are drawn at the closing of the Merger will be used to repay, together with the PIK Notes, substantially all of the existing indebtedness of the Company and Dial Global and pay certain fees and expenses associated with the Credit Facilities. A portion of the First Lien Revolving Loan Facility can be drawn at the closing of the Merger.

The availability of the Credit Facilities is conditioned on the consummation of the Merger as well as other customary conditions, including, but not limited to:
•	except with respect to certain items disclosed in the disclosure letter delivered simultaneously with the execution of the Merger Agreement, since December 31, 2010, there having not been a “Material Adverse Effect” (as defined in the Merger Agreement);
•	the preparation, execution and delivery of definitive loan documents (including a customary lien subordination intercreditor agreement) for the Credit Facilities;
•	a consolidated total leverage multiple of the Company and its subsidiaries on the date of closing of the Merger after giving effect to the initial funding of the Credit Facilities, the application of the proceeds thereof, any equity contributions made, and other transactions contemplated by the Debt Commitment Papers, shall not exceed 4.45:1.00;
•	the investors of the Company providing up to $30,000,000 in PIK Notes or preferred equity to be issued by the Company on the date of the closing of the Merger;
•	the absence of any amendments, modifications or waivers of the Merger Agreement that would be materially adverse to the lenders under the Debt Commitment Letters;
•	completion of a marketing period for syndicating the Credit Facilities of the earlier to occur of (y) 30 calendar days from a lender meeting and (z) 65 calendar days from the date of the execution of the Merger Agreement; provided that such period shall not include any day from and including August 19, 2011 through and including September 6, 2011, November 24, 2011, November 25, 2011, or any day from and including December 21, 2011 through and including December 31, 2011;
•	the accuracy of specified representations, including with respect to solvency;
•	the receipt of certain closing documents, opinions, certificates and other deliverables; and
•	the delivery of specified financial statements of the Company and Dial Global, including pro forma financial information.
The documentation governing the Credit Facilities has not been finalized and, accordingly, their actual terms may differ from those described in this information statement.
Although the Credit Facilities are not subject to the lenders’ satisfaction with their due diligence or to a “market out,” such financing may not be considered assured. The failure of Verge to obtain sufficient financing would likely result in the failure of the Merger to be completed.

REGULATORY APPROVALS
Antitrust Clearance
The Merger is subject to review under the HSR Act by the U.S. Antitrust Division of the Department of Justice, which we refer to as the “Antitrust Division,” and the U.S. Federal Trade Commission, which we refer to as the “FTC.” The HSR Act provides that transactions such as the Merger may not be completed until certain information and documents have been submitted to the Antitrust Division and the FTC and the applicable waiting period has expired or been terminated. A transaction notifiable under the HSR Act may not be completed until the expiration of a 30-calendar-day waiting period following the parties’ filing of their respective HSR Act notification forms or the early termination of that waiting period.
On August 9, 2011, the Company and Verge each filed a Pre-merger Notification and Report Form with the Antitrust Division and the FTC in accordance with the HSR Act. On August 24, 2011, the Antitrust Division and the FTC granted early termination of the waiting period applicable to the Merger under the HSR Act.
At anytime before or after the completion of the Merger, notwithstanding the termination of the waiting period under the HSR Act, the Antitrust Division or the FTC could take actions under U.S. antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the Merger, seeking divestiture of substantial assets of the parties or requiring the parties to license, or hold separate, assets or terminate existing relationships and contractual rights. At anytime before or after the completion of the Merger, notwithstanding the termination of the waiting period under the HSR Act, any state could take actions under U.S. antitrust laws as it deems necessary or desirable in the public interest. Such action could include seeking to enjoin completion of the Merger or seeking divestiture of substantial assets of the parties. Private parties may also seek to take legal action under the antitrust laws under certain circumstances.
FCC Approval
The Merger is also subject to the Company’s receipt of approval from the U.S. Federal Communications Commission, which we refer to as the “FCC,” pursuant to Section 310(d) of the Communications Act of 1934. On August 3, 2011 the Company filed applications with the FCC requesting approvals for the proposed transfers of control, in accordance with Section 310(d) of the Communications Act of 1934.
Under the Merger Agreement, the Company, Verge and Merger Sub have agreed to use commercially reasonable efforts to obtain all required FCC consents in connection with the execution of the Merger Agreement and completion of the Merger.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS OF
THE MERGER AND THE RECLASSIFICATION
The following is a summary of certain U.S. federal income tax considerations of the Merger and the Reclassification applicable to certain holders of the Company’s common stock, which we refer to as “Company stock” in this section. This discussion is based upon the Code, Treasury regulations, judicial authorities, published positions of the Internal Revenue Service, which we refer to as the “IRS,” and other applicable authorities, all as in effect on the date of this document and all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion is limited to holders of Company stock who hold prior to the Reclassification, and will continue to hold after the Merger, their Company stock as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This discussion assumes that the Merger and the Reclassification will be completed in accordance with the Merger Agreement and as further described in this Information Statement. This summary does not discuss all aspects of U.S. federal income taxation that may be important to particular stockholders in light of their individual circumstances, and does not address the tax consequences to stockholders subject to special tax rules (for example, banks, financial institutions, insurance companies, broker-dealers, partnerships and their partners, regulated investment companies, real estate investment trusts, tax-exempt organizations (including private foundations)), individual retirement accounts and other tax-deferred accounts, dealers or traders in commodities, controlled foreign corporations, passive foreign investment companies, U.S. expatriates, stockholders liable for the alternative minimum tax, stockholders who own (directly, indirectly, or constructively) 5% or more of Company voting stock, stockholders of Verge, stockholders that hold Company stock as part of a straddle, hedge, conversion, constructive sale, or other integrated security transaction for U.S. federal income tax purposes, or stockholders that have a functional currency other than the United States dollar, all of whom may be subject to tax rules that differ significantly from those summarized below.
Tax consequences under state, local and foreign laws are not addressed herein. No ruling has been or will be sought from the IRS as to the U.S. federal income tax consequences of the Merger or the Reclassification and the following discussion is not binding on the IRS. You are urged to consult your tax advisor as to the specific tax consequences to you of the Merger and the Reclassification, including the application of federal, state, local and foreign income and other tax laws based on your particular facts and circumstances.
For purposes of this discussion, the term “U.S. Holder” means a beneficial owner of Company common stock that is for U.S. federal income tax purposes (i) an individual citizen or resident of the United States, (ii) a corporation, or entity treated as a corporation, organized in or under the laws of the United States or any state thereof or the District of Columbia, (iii) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) such trust has made a valid election to be treated as a U.S. person for U.S. federal income tax purposes or (iv) an estate, the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source. The term “Non-U.S. Holder” means a stockholder of Company common stock that is not a U.S. Holder and is not treated as a partnership for U.S. tax purposes. The term “stockholder” means a person that is a U.S. Holder or a Non-U.S. Holder.

The U.S. federal income tax consequences to a partner in an entity or arrangement that is treated as a partnership for U.S. federal income tax purposes and that holds Company common stock will generally depend on the status of the partner and the activities of the partnership. Partners in a partnership holding Company common stock are urged to consult their tax advisors.
Merger
The Company and Verge intend for the Merger to qualify as a reorganization within the meaning of Section 368(a) of the Code for U.S. federal income tax purposes. It is a condition to the obligation of the Company to complete the Merger that the Company receive a written opinion from Skadden Arps, counsel to the Company, dated as of the closing date, to the effect that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. It is a condition to the obligation of Verge to effect the Merger that Verge receive a written opinion from Kirkland & Ellis LLP, counsel to Verge, dated as of the closing date, to the effect that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. The opinions will rely on assumptions, representations and covenants, which may include assumptions regarding the absence of changes in existing facts and law and the completion of the Merger in the manner contemplated by the Merger Agreement and representations contained in representation letters of officers of the Company, Verge and Merger Sub. If any of those representations, covenants or assumptions is inaccurate, counsel may be unable to render the required opinion and the Merger may not be completed or the tax consequences of the Merger could differ from those discussed here. An opinion of counsel represents counsel’s best legal judgment and is not binding on the IRS or any court, nor does it preclude the IRS from adopting a contrary position. No ruling has been or will be sought from the IRS on the U.S. federal income tax consequences of the Merger.
Assuming the Merger is treated as a “reorganization” within the meaning of Section 368(a) of the Code, no gain or loss will be recognized by the Company or Verge or by a stockholder as a result of the Merger.
Reclassification
The Reclassification is intended to qualify as a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code. As a result, subject to the discussion below under the heading “—Cash Distribution,” a stockholder will generally not recognize any gain or loss upon the receipt of new Class A Common Stock in exchange for Company stock pursuant to the Reclassification. A stockholder’s aggregate adjusted tax basis in the new Class A Common Stock received in the Reclassification will be equal to such stockholder’s aggregate tax basis in its Company stock surrendered in exchange therefore, decreased by the amount of any cash received and increased by the amount of gain recognized in the Reclassification. A stockholder’s holding period for the new Class A Common Stock received in the Reclassification should include the stockholder’s holding period for its Company stock surrendered in exchange therefor.

Cash Distribution
The U.S. federal income tax consequences of a Cash Distribution paid to a U.S. Holder or Non-U.S. Holder will depend on whether the Cash Distribution is treated as made in connection with the Reclassification. Stockholders are urged to consult their tax advisors as to the particular tax consequences to them of the Cash Distribution.
U.S. Holders
Cash Distribution Treated as Part of the Reclassification. If the Cash Distribution is treated as made in connection with the Reclassification, a U.S. Holder would be treated as receiving new Class A Common Stock and cash in exchange for its Company stock. In this event, each U.S. Holder would recognize gain, but not loss, on the exchange in an amount equal to the lesser of: (a) the cash received from the Company or (b) the excess, if any, of (1) the sum of the cash received from the Company and the fair market value of the Class A Common Stock received by the stockholder over (2) the stockholder’s tax basis in the Company stock exchanged therefor. For this purpose, gain or loss must be calculated separately for each identifiable block of shares surrendered in the exchange, and a loss realized on one block of shares may not be used to offset a gain realized on another block of shares.
Section 302 of the Code provides guidance as to whether any such gain is treated for U.S. federal income tax purposes either as ordinary dividend income or as capital gain. Under Section 302 of the Code, the receipt of cash is treated as a deemed redemption, and any gain recognized will be capital gain rather than ordinary dividend income, if the Cash Distribution (i) is “substantially disproportionate” with respect to the stockholder, (ii) is “not essentially equivalent to a dividend” with respect to the stockholder, or (iii) results in a “complete termination” of the stockholder’s stock interest in the Company, all within the meaning of Section 302(b) of the Code. These tests are prescribed by Section 302 of the Code and will sometimes be referred to herein as the “Section 302 Tests.”
Capital gain would generally be long-term capital if Company common stock has been held by the stockholder for more than one year. If none of the Section 302 Tests is satisfied in the Reclassification, any such gain will be treated as a dividend to the extent of the Company’s available earnings and profits, and thereafter as capital gain. Under current law, long-term capital gain and, provided that certain holding period requirements are met, dividend income, of non-corporate stockholders is subject to tax at a maximum U.S. federal income tax rate of 15%.
Each of the Section 302 Tests requires, in one manner or another, that a stockholder’s proportionate interest in the Company (i.e., the percentage of outstanding stock of the Company that the stockholder owns) be reduced by the deemed redemption. Dispositions or acquisitions of Company stock that are contemporaneous with the Reclassification, as well as the issuance of Company Class B Common Stock in the Merger, may be integrated with the Reclassification for purposes of determining whether any of the Section 302 Tests has been satisfied.
In applying the Section 302 Tests, stockholders must take into account not only the Company stock that they actually own but also any Company stock they are treated as owning under the constructive ownership rules described in Section 318 of the Code (as modified by Section 302(c)). Under the constructive ownership rules, a stockholder is treated as constructively owning any Company stock that is owned by certain related individuals or entities and any Company stock that the stockholder has the right to acquire by exercise of an option or by conversion or exchange of a security. In the remainder of this discussion, references to ownership of stock include constructive as well as actual ownership.

The deemed redemption by the Company of a stockholder’s Company’s outstanding common stock pursuant to the Reclassification will result in a “substantially disproportionate” redemption with respect to such stockholder if immediately after the Reclassification the stockholder actually and constructively owns less than 50% of the total voting power of all classes of Company stock entitled to vote and the percentage of the then outstanding shares actually and constructively owned by such stockholder immediately after the Reclassification is less than 80% of both the voting power and the value of the shares actually and constructively owned by such stockholder immediately before the Reclassification.
The deemed redemption by the Company of a stockholder’s Company’s outstanding common stock pursuant to the Reclassification will be treated as “not essentially equivalent to a dividend” if the reduction in such stockholder’s proportionate interest in the Company as a result of the Reclassification constitutes a “meaningful reduction” in the stockholder’s actual and constructive percentage stock ownership of the Company. Whether the redemption is “not essentially equivalent to a dividend” with respect to a stockholder will depend upon the stockholder’s particular circumstances. In general, that determination requires a comparison of (1) the percentage of the outstanding stock of the Company that the stockholder actually and constructively owns immediately before the deemed redemption and (2) the percentage of the outstanding stock of the Company that the stockholder actually and constructively owns immediately after the deemed redemption.
Under the Merger Agreement, the Reclassification will occur before the Merger. However, it is expected that the “substantially disproportionate” test and the “not essentially equivalent to a dividend” test will be applied by comparing a stockholder’s proportionate interest in the Company before the Reclassification with the stockholder’s proportionate interest in the Company after the Merger. In such case, stockholder U.S. Holder of Company stock should generally satisfy the “substantially disproportionate” test or the “not essentially equivalent to a dividend” test.
In addition, a stockholder of Company stock may be able to satisfy the “complete termination” test if the stockholder sells or otherwise disposes of all of the stockholder’s Company stock for cash contemporaneously with the completion of the Reclassification and as part of a plan which includes participation by the stockholder in the Reclassification.
Stockholders are urged to consult their tax adviser as to whether the Cash Distribution should be integrated with the Reclassification and whether they satisfy any of the Section 302 Tests in light of their specific circumstances.
Cash Distribution Treated as Separate From the Reclassification. If the Cash Distribution is treated for U.S. federal income tax purposes as a separate transaction from the Reclassification, any Cash Distribution received by a U.S. Holder would be treated first as a dividend to the extent of the Company’s current and accumulated earnings and profits, then as a tax-free return of capital to the extent of the U.S. Holder’s basis in all of the stockholder’s Company stock, and thereafter as capital gain. A non-corporate U.S. Holder will generally be subject to tax on dividend income at a maximum U.S. federal tax rate of 15% rather than the marginal tax rates generally applicable to ordinary income provided that certain holding period requirements are met.

Non-U.S. Holders
Cash Distribution Treated as Part of the Reclassification. If the Cash Distribution is treated as part of the Reclassification, a Non-U.S. Holder would be treated as receiving new Class A Common Stock and cash in exchange for Company stock. In this event, each Non-U.S. Holder of Company stock would recognize gain in an amount determined as described above under the heading “U.S. Holders—Cash Distribution Treated as a Part of the Reclassification.”
As described above under the heading “U.S. Holders—Cash Distribution Treated as a Part of the Reclassification,” Section 302 of the Code provides guidance as to whether such gain is treated for U.S. federal income tax purposes either as ordinary dividend income or as capital gain. If a Non-U.S. Holder satisfies one the Section 302 Tests, as described above under the heading “U.S. Holders—Cash Distribution Treated as a Part of the Reclassification,” the gain will be capital gain rather than a ordinary dividend income. Such capital gain will not be subject to U.S. federal income or withholding tax, unless (1) such gain is effectively connected with a U.S. trade or business of the Non-U.S. Holder (or if a tax treaty applies, is attributable to a permanent establishment or fixed place of business maintained by the holder in the United States) or (2) such holder is an individual who has been present in the United States for 183 days or more during the taxable year in which the capital gain is recognized and certain other conditions are satisfied. Any such gain that is effectively connected with a U.S. trade or business will be subject to regular U.S. federal income tax in the same manner as if the Non-U.S. Holder were a U.S. Holder. In addition, a Non-U.S. Holder that is a corporation may be subject to an additional “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable treaty) of its effectively connected earnings and profits, subject to certain adjustments. An individual Non-U.S. Holder who is subject to U.S. federal income tax because the Non-U.S. Holder was present in the United States for 183 days or more during the taxable year in which the capital gain is recognized will be subject to a flat 30% tax on such gain, which may be offset by certain U.S. source capital loss.
If none of the Section 302 Tests is satisfied, the gain will be treated as a dividend subject to withholding of U.S. federal tax at the rate of 30% (or a lower rate prescribed by an applicable tax treaty) unless such gain is effectively connected with a U.S. trade or business of the Non-U.S. Holder (or if a tax treaty applies, is attributable to a permanent establishment or fixed place of business maintained by the holder in the United States), in which case the Non-U.S. Holder will be taxed on the dividend on a net income basis as described above. A Non-U.S. Holder will generally be required to satisfy certain certification requirements in order to claim any treaty benefits.
Cash Distribution Treated as a Separate From the Reclassification. If the Cash Distribution is treated as a separate transaction from the Reclassification, the cash received by a Non-U.S. Holder would be treated as a dividend subject to withholding of U.S. federal tax at the rate of 30% (or a lower rate prescribed by an applicable tax treaty) unless such dividend is effectively connected with a U.S. trade or business of the Non-U.S. Holder (or if a tax treaty applies, is attributable to a permanent establishment or fixed place of business maintained by the holder in the United States), in which case the Non-U.S. Holder will be taxed as described above under the heading “—Cash Distribution Treated as Part of the Reclassification.” A Non-U.S. Holder will generally be required to satisfy certain certification requirements in order to claim any treaty benefits.

Backup Withholding and Information Reporting. In general, backup withholding will not apply to dividends on Company stock paid by us or our paying agents, in their capacities as such, to a Non-U.S. Holder if the stockholder has provided the required certification that such stockholder is a Non-U.S. Holder and neither we nor our paying agents have actual knowledge or reason to know otherwise. In addition, backup withholding will generally not apply to proceeds derived from the sale of common stock paid to a Non-U.S. Holder if the stockholder has provided the required certification that such stockholder is a Non-U.S. Holder and the paying agent does not have actual knowledge or reason to know otherwise.
Any amounts withheld under the backup withholding rules from a payment to a Non-U.S. Holder may be refunded, or credited against the stockholder’s U.S. federal income tax liability, provided that certain required information is provided to the Internal Revenue Service.
Generally, we must report to the Internal Revenue Service the amount of dividends paid, the name and the address of the recipient, and the amount, if any, of tax withheld. This information reporting requirement will apply even if no tax was required to be withheld.

ACCOUNTING TREATMENT OF THE MERGER
The transactions contemplated by the Merger Agreement will be accounted for as a reverse acquisition of the Company by Verge under the acquisition method of accounting in conformity with FASB Accounting Standards Codification (ASC 805) “Business Combinations.” The combined company will account for the transaction by using Verge historical information and accounting policies and applying fair value estimates to the Company. Under such guidance, the transaction will be recorded as the acquisition by Verge of the Company. Upon consummation of the acquisition, the historical accounting of the Company will be that of Verge and the acquisition purchase price of the Company will be recorded based on the fair value of the Company on the date of acquisition. The purchase price will be allocated to the assets and liabilities of the Company based on the fair value of such assets and liabilities with any residual recorded in goodwill.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information known to us regarding the beneficial ownership of our common stock as of August 31, 2011 (pre-Merger) and, immediately following consummation of the Merger (post-Merger), by:
•	each person known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock either on August 31, 2011 (pre-Merger) or of shares of our common stock outstanding after the consummation of the Merger (post-Merger);
•	each of our current executive officers and directors; and
•	all current executive officers and directors of the Company as a group.
Unless otherwise indicated in the footnotes to the table or in the cases where community property laws apply, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The percentage of common stock beneficially owned by a person assumes that the person has exercised all options the person holds that are exercisable within 60 days (through October 31, 2011), and that no other persons exercised any of their options. Except as otherwise indicated, the business address for each of the following persons is 1166 Avenue of the Americas, 10th Floor, New York, New York 10036.
Information in the left columns of the table below (pre-Merger) is based on 22,604,642 shares of our common stock issued and outstanding as of August 31, 2011.
Information in the right columns of the table below (post-Merger) assumes the following:
•	the reclassification of all of our existing outstanding common stock on a share-for-share basis into shares of Series A Common Stock pursuant to the Reclassification; and
•	34,466,442 shares of our common stock are issued to Verge stockholders in connection with the Merger and in accordance with the exchange ratio, subject to adjustment pursuant to the Merger Agreement.

		Pre-Merger (1)		Post-Merger (1)
		Amount and	Percentage of	Amount and	Percentage of
		Nature of	Outstanding	Nature of	Outstanding
		Beneficial	Common	Beneficial	Common
Name of Beneficial Owner	Address	Ownership	Stock	Ownership	Stock
Triton Media Group, LLC (2)	220 West 42nd Street, New York, NY 10036	—	—	34,466,442	59%
Gores Radio Holdings, LLC (3)	10877 Wilshire Boulevard, 18th Floor, Los Angeles, California 90024	17,212,977	76.1%	17,212,977	29.5%
Named Executive Officers:
Roderick Sherwood (4)(5)		209,999	*	209,999	*
Steven Kalin (5)(6)		1,250	*	1,250	*
David Hillman (5)		51,634	*	51,634	*
Steve Chessare (5)		13,666	*	13,666	*
Directors and Nominees:			*		*
Gregory Bestick		—	*	—	*
Andrew P. Bronstein (4)		—	*	—	*
Jonathan I. Gimbel (4)		—	*	—	*
Scott Honour (4)		—	*	—	*
H. Melvin Ming		3,504	*	3,504	*
Michael F. Nold (4)		—	*	—	*
Emanuel Nunez		3,867	*	3,867	*
Joseph P. Page (4)		—	*	—	*
Mark Stone (4)		—	*	—	*
Ronald W. Wuensch		2,500	*	2,500	*

All Current Directors and Executive Officers as a Group (15 persons)		296,481	1.3%	296,481	*

*	Represents less than 1% of our outstanding shares of common stock.

(1)	The person in the table has sole voting and investment power with respects to all shares of stock indicated above, unless otherwise indicated. Tabular information listed above is based on information contained in the most recent Schedule 13D/13G filings and other filings made by such person with the SEC as well as other information made available to the Company. The numbers presented above do not include unvested and/or deferred restricted stock units which have no voting rights until shares are distributed in accordance with their terms. All dividend equivalents on vested restricted stock units and shares of restricted stock (both vested and unvested) are included in the numbers reported above. As described elsewhere in this Information Statement, a holder of restricted stock only (i.e., not restricted stock units) is entitled to vote the restricted shares once it has been awarded such shares. Accordingly, all restricted shares that have been awarded, whether or not vested, are reported in this table of beneficial ownership, even though a holder will not receive such shares until vesting. This is not the case with restricted stock units or stock options that are not deemed beneficially owned until 60 days prior to vesting.

(2)	Triton Media Group, LLC is controlled by OCM Principal Opportunities Fund III, L.P., OCM Principal Opportunities Fund IIIA, L.P., and OCM Principal Opportunities Fund IV, L.P., each of which is a fund ultimately managed by Oaktree Capital Management, L.P.

(3)	Gores is managed by The Gores Group, LLC. Gores Capital Partners II, L.P. and Gores Co-Invest Partnership II, L.P., which we refer to collectively as the “Gores Funds,” are members of Gores. Each of the members of Gores has the right to receive dividends from, or proceeds from, the sale of investments by Gores, including the shares of common stock, in accordance with their membership interests in Gores. Gores Capital Advisors II, LLC, which we refer to as “Gores Advisors,” is the general partner of the Gores Funds. Alec E. Gores is the manager of The Gores Group, LLC. Each of the members of Gores Advisors (including The Gores Group, LLC and its members) has the right to receive dividends from, or proceeds from, the sale of investments by the Gores entities, including the shares of common stock, in accordance with their membership interests in Gores Advisors. Under applicable law, certain of these individuals and their respective spouses may be deemed to be beneficial owners having indirect ownership of the securities owned of record by Gores by virtue of such status. Each of the foregoing entities and the partners, managers and members thereof disclaim ownership of all shares reported herein in excess of their pecuniary interests, if any.

(4)	Each of Messrs. Bronstein, Gimbel, Honour, Nold, Page, Sherwood and Stone disclaims beneficial ownership of securities of the Company owned by Gores, except to the extent of any pecuniary interest therein.

(5)	In the case of Mr. Sherwood includes 6,250 shares of common stock; 170,416 vested and unexercised options granted under the 1999 Plan and 2010 Plan, which was an amendment and restatement of the 2005 Plan; and 33,333 restricted stock units granted under the 2010 Plan. In the case of Mr. Kalin includes 1,250 shares of common stock. In the case of Mr. Hillman, includes 242 shares of common stock and 51,392 vested and unexercised options granted under the 1999 Plan, 2005 Plan and 2010 Plan. In the case of Mr. Chessare includes 13,666 vested and unexercised options granted under the 1999 Plan and 2010 Plan.

(6)	Mr. Kalin terminated his employment for “good reason” effective May 27, 2011.

OUTSTANDING VOTING SECURITIES; VOTE REQUIRED; GORES WRITTEN CONSENT
Under Section 228 of the DGCL and Article 11 of the Company’s Restated Certificate of Incorporation, stockholder action may be taken without a meeting and without prior notice by written consent of the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize the action at a meeting at which all shares entitled to vote thereon are present and voted.
As of July 30, 2011, the Company had 22,594,472 shares of common stock issued and outstanding, which is the only capital stock of the Company entitled to vote. The Merger, the Recapitalization, the Parent Stock Issuance and related transactions require approval of the holders of a majority of the Company’s issued and outstanding voting securities. On July 30, 2011, Gores, which owned 17,212,977 shares of the Company’s common stock, representing 76.2% of the Company’s issued and outstanding voting securities as of such date, delivered to the Company a written consent approving the Merger, the Recapitalization, the Parent Stock Issuance and related transactions. No further approval by the Company’s stockholders is required under law, applicable stock exchange rules and the Company’s organizational documents.
EFFECTIVE DATE
Under Section 14(c) of the Exchange Act and Rule 14c-2 promulgated thereunder, the Merger, the Recapitalization, the Parent Stock Issuance and related transactions cannot be effected until twenty (20) business days after the date this Information Statement is provided to the Company’s stockholders. This Information Statement will be mailed on or about [•], 2011 to the stockholders of record of the Company as of the close of business on August 31, 2011.
APPRAISAL RIGHTS
Holders of the Company’s common stock are not entitled under the DGCL, the Company’s Amended Certificate of Incorporation or By-Laws to appraisal rights in connection with the Merger, the Reclassification or related transactions.
STOCKHOLDERS SHARING AN ADDRESS
Only one Information Statement is being delivered to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company undertakes to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement is delivered. A stockholder can notify the Company that the stockholder wishes to receive a separate copy of the Information Statement, or a future information statement, by written request directed to the Company’s Secretary at 1166 Avenue of the Americas, 10th Floor, New York, NY 10036 or by telephone at (212) 641-2000. Likewise, stockholders sharing an address who are receiving multiple copies of this Information Statement and wish to receive a single copy of future information statements may notify the Company at the address and telephone number listed above.

INFORMATION INCORPORATED BY REFERENCE
Pursuant to Item 13(b) to Schedule 14A and Section 14(a) of the Exchange Act, we incorporate by reference Form 10-K for the year ended December 31, 2010 that was filed April 15, 2011, as amended by Form 8-K filed September 6, 2011; Form 10-Q for the quarter ended March 31, 2011 that was filed May 16, 2011; and Form 10-Q for the quarter ended June 30, 2011 that was filed August 15, 2011, each of which are being delivered to our stockholders with this Information Statement as required by Rule 14a-3 of Regulation 14A.
All of these documents are also available, upon written request, from the company without cost and electronically on the SEC’s Electronic Data Gathering and Retrieval System, which we refer to as “EDGAR,” at www.sec.gov. In addition, any or all of these documents are available from the company by mail upon written request to us at the above address without any cost to you.
WHERE STOCKHOLDERS CAN FIND MORE INFORMATION
Our current and periodic reports filed with the SEC, including amendments to those reports, may be obtained through our website at www.westwoodone.com; directly from us in print upon request to Westwood One, Inc., 1166 Avenue of the Americas, 10th Floor, New York NY, 10036, Attn: Secretary; or from the SEC’s website at www.sec.gov free of charge as soon as reasonably practicable after we file these reports with the SEC. Additionally, any reports or information that we file with the SEC may be read and copied at the SEC’s Public Reference Room at 100 F Street, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. You may also obtain copies of this information by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates.
WE ARE NOT ASKING YOU FOR A PROXY OR CONSENT AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR CONSENT. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.
By Order of the Board of Directors,
David Hillman
General Counsel and Secretary
New York, New York
[•], 2011

Annex A
EXECUTION VERSION
AGREEMENT AND PLAN OF MERGER
AMONG
WESTWOOD ONE, INC.,
RADIO NETWORK HOLDINGS, LLC
AND
VERGE MEDIA COMPANIES, INC.
DATED AS OF JULY 30, 2011

i

EXHIBITS

Exhibit A	Form of Registration Rights Agreement
Exhibit B	Form of Certificate of Designation for Series A Preferred Stock
Exhibit C	Voting Agreement
Exhibit D	Form of Restated Certificate of Incorporation
Exhibit E	Form of Restated By-Laws
Exhibit F	Indemnity and Contribution Agreement

AGREEMENT AND PLAN OF MERGER
This AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of July 30, 2011, is by and among (i) WESTWOOD ONE, INC., a Delaware corporation (“Parent”), (ii) RADIO NETWORK HOLDINGS, LLC, a Delaware limited liability company and wholly owned Subsidiary of Parent (“Merger Sub”), and (iii) VERGE MEDIA COMPANIES, INC., a Delaware corporation (the “Company”).
RECITALS
WHEREAS, the parties intend that the Company be merged with and into Merger Sub, with Merger Sub surviving the merger, upon the terms and subject to the conditions set forth in this Agreement (the “Merger”);
WHEREAS, the Board of Directors of the Company, and Parent, as the sole member of Merger Sub, have approved and declared advisable this Agreement, and the Board of Directors of Parent has approved this Agreement and determined that the Merger and the other transactions contemplated by this Agreement are fair to and in the bests interest of Parent and its stockholders;
WHEREAS, it is intended that, for U.S. federal income tax purposes (and where applicable, state and local income tax purposes), (a) the Merger shall qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the rules and regulations promulgated thereunder, (b) this Agreement constitutes a plan of reorganization for purposes of Sections 354 and 361 of the Code, and (c) Parent and the Company will each be a party to such reorganization within the meaning of Section 368(b) of the Code;
WHEREAS, to facilitate the Merger, the Board of Directors of Parent has decided to effect a recapitalization of Parent as described herein, which includes the reclassification of certain shares of capital stock and the authorization of a new class of capital stock to be issued in the Merger (the “Reclassification”); and
WHEREAS, Parent, Merger Sub and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Reclassification and the Merger and also to prescribe various conditions to the Reclassification and the Merger.

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NOW, THEREFORE, the parties hereto, in consideration of the premises and of the mutual representations, warranties and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:
ARTICLE I
DEFINED TERMS
Section 1.1 Certain Defined Terms. In addition to the terms defined elsewhere herein, for purposes of this Agreement:
“Action” means any claim, action, suit, charge, complaint, arbitration, mediation, proceeding, investigation or audit.
“Affiliate” means, with respect to a specified Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, the specified Person, excluding, (i) in the case of Parent, the Parent Principal Stockholders and (ii) in the case of the Company, the Company Principal Stockholders.
“Assets” means, with respect to any party, the assets and properties (whether tangible or intangible) of such party and its Retained Subsidiaries.
“Board of Directors” means the board of directors or similar governing body (including the board of managers or the managing member) of any specified Person.
“Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions in the City of Wilmington, Delaware are authorized or required by applicable Law or executive order to remain closed.
“Bylaws” means (i) with respect to Parent, the Parent Bylaws; (ii) with respect to Merger Sub, its operating agreement; and (iii) with respect to the Company, the Company Bylaws.
“Cash Equivalents” means each of the following:
(i) readily marketable obligations issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof having maturities of not more than 360 days from the date of acquisition thereof; provided that the full faith and credit of the United States of America is pledged in support thereof;
(ii) time deposits with, or insured certificates of deposit or bankers’ acceptances of, any commercial bank that (a) is organized under the laws of the United States of America, any state thereof or the District of Columbia or is the principal banking subsidiary of a bank holding company organized under the laws of the United States of America, any state thereof or the District of Columbia, and is a member of the Federal Reserve System, (b) issues (or the parent of which issues) commercial paper rated as described in clause (iii) of this definition and (c) has combined capital and surplus of at least $500,000,000, in each case with maturities of not more than 90 days from the date of acquisition thereof;
(iii) commercial paper maturing no more than one year from the date of creation thereof and at the time of acquisition, having a rating of at least P-1 from Moody’s Investors Service, Inc. or a rating of at least A-1 from Standard & Poor’s Ratings Group; and

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(iv) investments, classified in accordance with GAAP as current assets, in money market investment programs registered under the Investment Company Act of 1940, which are administered by financial institutions that have the highest rating obtainable from either Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Group P at the time such investment is made, and the portfolios of which are limited solely to investments of the character, quality and maturity described in clauses (i), (ii) and (iii) of this definition at the time such investment is made.
“Charter” means (i) with respect to Parent, the Parent Charter; (ii) with respect to Merger Sub, its certificate of formation; and (iii) with respect to the Company, the Company Charter.
“Commitment Letters” means (i) the executed commitment letter, dated as of the date hereof among the Company, General Electric Capital Corporation, GE Capital Markets, Inc. and ING Capital LLC, pursuant to which General Electric Capital Corporation, GE Capital Markets, Inc. and ING Capital LLC have agreed, subject to the terms and conditions thereof, to provide or cause to be provided the first lien credit facilities set forth therein, and (ii) the executed commitment letter, dated as of the date hereof among the Company, Macquarie Capital (USA) Inc. and MIHI LLC, pursuant to which Macquarie Capital (USA) Inc. and MIHI LLC have agreed, subject to the terms and conditions thereof, to provide or cause to be provided the second lien credit facility set forth therein.
“Company Excluded Entities” means Triton Media Group, LLC, Triton Digital, Inc. and the Subsidiaries of Triton Digital, Inc.
“Company Licensed Intellectual Property” means all of the Intellectual Property licensed from a third party pursuant to a Contract for use by the Company or any of its Retained Subsidiaries other than the Company Owned Intellectual Property.
“Company Owned Intellectual Property” means all of the Intellectual Property owned by the Company or any of its Retained Subsidiaries.
“Company Preliminary Transactions” means the transactions contemplated by the Company Restructuring Agreement and the Company Transition Services Agreement.
“Company Principal Stockholders” means Oaktree Capital Management, L.P., Black Canyon Capital LLC, their portfolio companies and all Affiliates thereof (other than the Company and its Retained Subsidiaries).
“Company Restructuring Agreement” means the Unit Purchase Agreement, dated as of July 29, 2011, by and between Verge Media, Inc. and Triton Digital, Inc.
“Company Target Net Debt Amount” means $199,933,333.
“Company Transition Services Agreement” means the Transition Services Agreement, dated as of July 29, 2011, by and between Excelsior Radio Networks, LLC and Triton Digital, Inc..

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“Contract” means any contract, agreement, lease, sublease, license or guaranty, whether written or oral.
“Copyrights” means all copyrights and related rights, copyright registrations and applications, and copyrightable subject matter.
“Delivered” means that the applicable document has been, in the case of Parent, posted in the Parent data room on the Intralinks website, delivered to the Company electronically, or filed as an exhibit in the Parent SEC Reports publicly filed with the SEC or, in the case of the Company, posted in the Company’s data room on the Merrill Datasite website or delivered to the Parent electronically, in each case on or prior to the date of execution of this Agreement.
“Digital Reseller Agreement” means that certain Digital Reseller Agreement, dated as of July 29, 2011 between Triton Media Group, LLC (to be renamed Triton Media, LLC), a California limited liability company, and Dial Communication Global Media, LLC, a Delaware limited liability company.
“Encumbrance” means any lien, encumbrance, security interest, pledge, hypothecation, mortgage, transfer restriction, voting agreement, proxy, conditional sales or other title retention agreement, grant of preemptive rights, easement, covenant, license, option, right of first refusal or purchase or title defect.
“Environmental Claim” means, with respect to any party, any Action, order, demand or notice by any Governmental Authority, or any other Person, alleging actual or potential liability (including actual or potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries, attorneys’ fees or penalties) arising out of, based on, resulting from or relating to (a) the presence, or release into the environment of, or exposure to, any Hazardous Materials at any location, whether or not owned or operated by such party or any of its Retained Subsidiaries, now or in the past, or (b) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law.
“Environmental Law” means any Law, Governmental Order, consent decree or judgment relating to pollution or protection of the environment (including ambient air, surface water, ground water, land surface or subsurface strata, and natural resources) or protection of worker health and safety from exposure to Hazardous Materials, in effect as of or prior to the date of this Agreement, including any relating to (i) emissions, discharges, releases or threatened releases of, or exposure to, Hazardous Materials, (ii) the manufacture, processing, distribution, use, treatment, generation, storage, containment (whether above ground or underground), disposal, transport or handling of Hazardous Materials, (iii) recordkeeping, notification, disclosure and reporting requirements regarding Hazardous Materials, (iv) endangered or threatened species of fish, wildlife and plant and the management or use of natural resources, or (v) the preservation of the environment or mitigation of adverse effects therefrom.
“Environmental Permits” means any Permit required under or issued pursuant to any applicable Environmental Law.

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“ERISA Affiliate” means any corporation or trade or business that is deemed a single employer with another Person under Section 414(b) or (c) of the Code.
“Exchange Act” means the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Excluded Entities” means, in the case of Parent, the Parent Excluded Entities, and, in the case of the Company, the Company Excluded Entities.
“Excluded Marks” means, collectively, the Metro Marks and the Triton Marks.
“Exploit” means to release, produce, reproduce, distribute, perform, synchronize, stream, translate, display, exhibit, broadcast or telecast, license, sell, market, create merchandise in respect of or otherwise commercially exploit.
“Financial Statements” means (i) with respect to Parent, the Parent Financial Statements and (ii) with respect to the Company, the Company Financial Statements.
“Financing” means the financing contemplated by the Commitment Letters.
“Financing Source” means the entities that have committed to provide or otherwise entered into agreements in connection with the Financing or in connection with the transactions contemplated hereby, including the lead arranger or arranger or any of the parties to the Commitment Letters and any joinder agreements or credit agreements relating thereto.
“GAAP” means, with respect to any party, generally accepted accounting principles in the United States of America, as in effect from time to time, and, when used in reference to unaudited financial statements, including the Interim Financial Statements, shall include exceptions for (i) normal recurring year-end adjustments, the effect of which are not, individually or in the aggregate, material to the business or operations of such party and its Retained Subsidiaries, and (ii) lack of accompanying footnotes.
“Governmental Authority” means any federal, national, supranational, foreign, state, provincial, municipal, local or other government, governmental, regulatory or administrative authority, agency, department or commission or any court, tribunal or judicial or arbitral body.
“Governmental Order” means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.
“Hazardous Material” means chemicals, pollutants, contaminants, wastes, toxic or hazardous substances, materials or wastes, petroleum and petroleum products, regulated greenhouse gasses, asbestos or asbestos-containing materials or products, polychlorinated biphenyls, lead or lead-based paints or materials, radon, toxic mold, mycotoxins or other similar substances, in each case as defined or regulated as such under Environmental Laws due to their dangerous, toxic or deleterious properties or characteristics.

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“Indebtedness” means, with respect to any Person at any date, without duplication: (i) all obligations of such Person for borrowed money; (ii) all obligations of such Person evidenced by bonds, debentures or notes (other than any surety bonds or similar instruments issued in the ordinary course of business); (iii) all obligations in respect of letters of credit, to the extent drawn, and bankers’ acceptances issued for the account of such Person; (iv) obligations for the deferred purchase price of property or services with respect to which such Person is liable, contingently or otherwise (other than trade payables and other current liabilities incurred in the ordinary course of business which are not more than six (6) months past due), which, for the avoidance of doubt, shall include, in the case of Parent, the undisputed portion of any amounts owed under the Stock Purchase Agreement, dated as of April 29, 2011, by and between Parent and Clear Channel Acquisition LLC, including without limitation pursuant to Section 1.5(d) thereof; (v) any contingent reimbursement obligations with respect to letters of credit; (vi) any indebtedness guaranteed in any manner by such Person (including guaranties in the form of an agreement to repurchase or reimburse); (vii) obligations of such Person under or pursuant to any capital leases; and (viii) any accrued and unpaid interest related to any of the foregoing and prepayment premiums or penalties related to any of the foregoing that are due or become due as a result of the consummation of the Merger or the prepayment of such Indebtedness pursuant to Section 2.9; provided that in no event shall Indebtedness of any party include Indebtedness of such party owing to any of its Retained Subsidiaries or Indebtedness of any of its Retained Subsidiaries owing to it or any of its other Retained Subsidiaries. For the avoidance of doubt, any reference herein to Indebtedness of any party shall not include any Indebtedness of its Excluded Entities.
“Intellectual Property” means all intellectual property and industrial property rights of any kind or nature throughout the world, including all U.S. and foreign (i) Patents, (ii) Trademarks, (iii) Copyrights, (iv) Software, (v) Trade Secrets, (vi) Internet protocol addresses, (vii) rights of publicity and privacy, (viii) all rights in the foregoing, and (ix) all applications and registrations for the foregoing.
“Interim Financial Statements” means (i) with respect to Parent, the Parent Interim Financial Statements and (ii) with respect to the Company, the Company Interim Financial Statements.
“IRS” means the Internal Revenue Service.
“Knowledge” means (x) with respect to Parent or Merger Sub, the actual knowledge, without independent investigation, of the following individuals: Roderick Sherwood, Luis Castillo, Edward Mammone, David Hillman and Melissa Garza and (y) with respect to the Company, the actual knowledge, without independent investigation, of the following individuals: Neal Schore, Spencer Brown, Hiram Lazar, Ken Williams and David Landau.
“Law” means any federal, national, supranational, foreign, state, provincial, municipal, local or similar statute, law, ordinance, regulation, rule, code, order, requirement or rule of law (including common law).

6

“Leased Real Property” means, with respect to any party, the real property currently leased, licensed, subleased, used or otherwise occupied by such party or any of its Retained Subsidiaries, in each case, as tenant, together with, to the extent currently leased, licensed, subleased, used or otherwise occupied by such party or any of its Retained Subsidiaries, all buildings and other structures, facilities or improvements currently located thereon, all fixtures, systems, equipment and items of personal property of such party or any of its Retained Subsidiaries attached or appurtenant thereto and all easements, licenses, rights and appurtenances relating to the foregoing.
“Liabilities” means any and all debts, liabilities and obligations, whether accrued or unaccrued or fixed, absolute or contingent, matured or unmatured or determined or determinable, including those arising under any Law, Action or Governmental Order and those arising under any Contract.
“Licensed Intellectual Property” means (x) with respect to Parent, the Parent Licensed Intellectual Property, and (y) with respect to the Company, the Company Licensed Intellectual Property.
“Material Adverse Effect” means, with respect to any party, any event, circumstance, change in or effect on such party or any of its Retained Subsidiaries that, individually or in the aggregate (taking into account all other such events, circumstances, changes or effects), has or would reasonably be expected to have a material adverse effect on (i) the business, assets, liabilities, financial condition or results of operations of such party and its Retained Subsidiaries, taken as a whole, or (ii) the ability of such party to perform its obligations hereunder or consummate the transactions contemplated hereby; provided, however, that none of the following, either alone or in combination, shall be considered in determining whether there has been a “Material Adverse Effect”: any event, circumstance, change in or effect resulting from (a) any change in the operating, business, regulatory or other conditions in the industries in which such party and its Retained Subsidiaries operate; (b) general economic conditions, including changes in the credit, debt, financial or capital markets (including changes in interest or exchange rates or any default or anticipated default by the United States on its sovereign debt or other obligations), in each case, in the United States or anywhere else in the world; (c) earthquakes, floods, natural disasters or other acts of nature or force majeure events; (d) acts of war, sabotage or terrorism or military actions or similar circumstances, including from worsening of current conditions caused thereby, occurring after the date hereof; (e) any change in Laws or GAAP, or the interpretation thereof; (f) the taking of any action or the consummation of any transaction, in either case required by this Agreement, or the announcement of the transactions contemplated hereby; (g) any decline in the market price of the common stock of Parent (it being understood that the facts or occurrences giving rise to or contributing to such decline may be deemed to constitute, or be taken into account in determining whether there has been or will be, a Material Adverse Effect); (h) any failure, in and of itself, by such party to meet any internal or published projections, forecasts, estimates or predictions in respect of revenues, earnings or other financial or operating metrics for any period (it being understood that the facts or occurrences giving rise to or contributing to such failure may be deemed to constitute, or be taken into account in determining whether there has been or will be, a Material Adverse Effect); (i) in and of itself, any statement or qualification in any auditor’s report or opinion expressing doubt or uncertainty regarding Parent’s ability to continue as a going concern (it being understood that the facts or occurrences giving rise to or contributing to such statement or qualification may be deemed to constitute, or be taken into account in determining whether there has been or will be, a Material Adverse Effect); or (j) any matter to the extent specifically described in such party’s Disclosure Letter; provided that the exceptions in clauses (a), (b), (c), (d) and (e) shall only be taken into account if such party is not adversely affected in a disproportionate manner relative to other participants in the industry in which such party primarily operates.

7

“Material Contract” means, with respect to any party, any of the following to which such party or any of its Retained Subsidiaries is a party or by which it or its assets are bound:
(i) any executory employment, contractor or consulting Contract with any manager, director or officer of such party or any of its Retained Subsidiaries, or with any on-air talent, or any such agreement with any employee or contractor that is not terminable upon thirty (30) days’ notice or less without incurring further cost or liability;
(ii) any Contract or plan, any of the benefits of which will be increased, or the vesting of any of the benefits of which will be accelerated, or under which payments will be made, as a result of the occurrence of any of the transactions contemplated by this Agreement, or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement;
(iii) any agreement of indemnification or any guaranty (other than any agreement of indemnification entered into in connection with the sale, license, maintenance, support or service of such party’s or any of its Retained Subsidiaries’ products or services in the ordinary course of business consistent with prior practice);
(iv) any Contract containing any provision or covenant prohibiting or materially restricting the ability of such party or any of its Retained Subsidiaries to engage in any business activity that is material to the business of such party or its Retained Subsidiaries as of the date hereof (by activity, geographic region or otherwise);
(v) (A) any Contract entered into since January 1, 2007, relating to the disposition or acquisition by such party or any of its Retained Subsidiaries of (x) assets, other than inventory purchased or sold in the ordinary course of business, or (y) any interest in any other Person or business enterprise, in either case for consideration in excess of $1,000,000, and (B) any agreement providing for a deferred purchase price or any other contingent obligations of such party or any of its Retained Subsidiaries (other than liabilities arising after the closing of such transaction) related to prior dispositions or acquisitions of any Person or business enterprise;
(vi) any mortgages, indentures, guaranties, loans or credit agreements, security agreements, deeds of trust or other documents granting an Encumbrance (other than any Permitted Encumbrance) upon any of its Assets;
(vii) any dealer, distributor or joint marketing agreement under which such party or any of its Retained Subsidiaries has continuing material obligations to jointly market any product or technology and which provides for payments that exceed $500,000 per annum;

8

(viii) any settlement agreement which contains material obligations of such party or any of its Retained Subsidiaries that shall continue after the Closing Date, but excluding any employment severance agreement or any settlement of a charge filed with the Equal Employment Opportunity Commission or a similar state fair employment practices agency involving payments to any Person of no greater than $50,000 and involving affirmative obligations of such party or any of its Retained Subsidiaries that continue for no longer than one (1) year;
(ix) any Contract, or group of Contracts, with a Person (or group of affiliated Persons) providing for future expenditures in excess of $500,000 within the 12-month period after the date hereof;
(x) any Contract relating to any Affiliate Transactions that will not be terminated without expense or obligation on the part of such party or its Retained Subsidiaries prior to the Closing Date;
(xi) any Contract that is (1) a lease, rental or occupancy agreement, license, installment or conditional sale agreement or other agreement affecting the ownership of, leasing of, title to, use of, or any leasehold or other interest in, any personal property and which provides for payments that exceed $50,000 per annum or (2) a lease, rental or occupancy agreement, license, installment or conditional sale agreement or other agreement affecting the ownership of, leasing of, title to, use of, or any leasehold or other interest in, any real property;
(xii) any collective bargaining agreement or other labor-related agreement with any labor union or other representative of a group of employees;
(xiii) any Contract pursuant to which such party or any of its Retained Subsidiaries (a) is granted or obtains any right to use any material Intellectual Property (excluding (1) all implied and express licenses granted to it and its Retained Subsidiaries in connection with the creation, production, distribution, syndication, broadcast and transmission of Programs in the ordinary course of its and its Retained Subsidiaries’ business and (2) standard form Contracts granting rights to use readily available shrink wrap or click wrap software having an acquisition price of less than $100,000 per Contract), (b) is restricted in its right to use or register any material Owned Intellectual Property, or (c) permits any other Person to use, enforce, or register any material Owned Intellectual Property, in each case including any license agreements, coexistence agreements, and covenants not to sue, and excluding all implied and express licenses granted by it and its Retained Subsidiaries to third parties in connection with the distribution, syndication, broadcast and transmission of Programs in the ordinary course of its and its Retained Subsidiaries’ business; and
(xiv) any tax sharing or similar agreement that will not be terminated without expense or obligation on the part of such party or any of its Retained Subsidiaries prior to the Closing Date or that contain obligations of such party or any of its Retained Subsidiaries that shall continue after the Closing Date.
“Metro Marks” means any Trademark (i) consisting of, including or embodying (in each case, in whole or in part) the terms “Metro,” “Metro Television,” “Metro Source,” “Sigalert,” “Jaytu,” “SmartRoute Systems” or “Metro Networks” by itself or with other words and/or designs and including all variations, translations, adaptations, combinations and derivations thereof or (ii) transferred to Clear Channel Acquisition LLC pursuant to the Parent Restructuring Agreement.

9

“Most Recent Company Audit” means the Company’s audited financial statements for the year ended December 31, 2010, as Delivered to Parent by the Company prior to the date of this Agreement.
“Net Debt Adjustment Amount” $8,000,000, plus (i) the excess, if any, of (x) the Company Target Net Debt Amount over (y) the aggregate Net Indebtedness of the Company and its Retained Subsidiaries as of the close of business on the Business Day immediately prior to the Closing, plus (ii) an amount equal to the quotient, if any, resulting from (a) the product of (x) the excess, if any, of (A) the aggregate Net Indebtedness of Parent and its Retained Subsidiaries as of the close of business on the Business Day immediately prior to the Closing over (B) the Parent Target Net Debt Amount, multiplied by (y) 0.59, divided by (b) 0.41, minus (iii) the excess, if any, of (x) the aggregate Net Indebtedness of the Company and its Retained Subsidiaries as of the close of business on the Business Day immediately prior to the Closing over (y) the Company Target Net Debt Amount. For purposes of this definition, Net Indebtedness of the Company and its Retained Subsidiaries as of the close of business on the Business Day immediately prior to the Closing and Net Indebtedness of Parent and its Retained Subsidiaries as of the close of business on the Business Day immediately prior to the Closing shall in each case be calculated on the second Business Day immediately preceding the Closing.
“Net Indebtedness” means, with respect to any Person(s), all Indebtedness of such Person(s), minus (i) the amount by which such Person(s)’ cash and Cash Equivalents (determined in each case in accordance with GAAP) exceeds $3,000,000, plus (ii) the amount by which such Person(s)’ cash and Cash Equivalents (determined in each case in accordance with GAAP) is less than $3,000,000. Notwithstanding the foregoing or anything else contained herein, the items identified as of the date hereof on Section A to the Company Disclosure Letter shall be excluded from the calculation of Net Indebtedness of the Company and its Retained Subsidiaries and the items identified as of the date hereof on Section A to the Parent Disclosure Letter shall be excluded from the calculation of Net Indebtedness of Parent and its Retained Subsidiaries.
“Owned Intellectual Property” means (x) with respect to Parent, the Parent Owned Intellectual Property, and (y) with respect to the Company, the Company Owned Intellectual Property.
“Owned Real Property” means, with respect to any party, the real property in which such party or any of its Retained Subsidiaries has fee title (or equivalent) interest, together with all buildings and other structures, facilities or improvements currently located thereon, all fixtures, systems, equipment and items of personal property of such party or any of its Retained Subsidiaries attached or appurtenant thereto and all easements, licenses, rights and appurtenances relating to the foregoing.
“Parent Excluded Entities” means Metro Networks, Inc., a Delaware corporation, SmartRoute Systems, Inc., a Delaware corporation, TLAC, Inc., a Delaware corporation, and the Subsidiaries of the foregoing.

10

“Parent Licensed Intellectual Property” means all of the Intellectual Property licensed from a third party pursuant to a Contract for use by Parent or any of its Retained Subsidiaries other than the Parent Owned Intellectual Property.
“Parent Owned Intellectual Property” means all of the Intellectual Property owned by Parent or any of its Retained Subsidiaries.
“Parent Preliminary Transactions” means the transactions contemplated by the Parent Restructuring Agreement.
“Parent Principal Stockholders” means The Gores Group LLC, its portfolio companies and all Affiliates thereof (other than Parent and its Retained Subsidiaries).
“Parent Restructuring Agreement” means the (i) Stock Purchase Agreement, dated as of April 29, 2011, by and between Parent and Clear Channel Acquisition LLC, and (ii) Transition Services Agreement, dated as of April 29, 2011, by and between Parent and Clear Channel Acquisition LLC.
“Parent Stock” means the common stock par value $0.01, of Parent, issued and outstanding as of the date hereof.
“Parent Target Net Debt Amount” means $47,901,155.
“Patents” means all patents, patent applications, patent disclosures, and all related continuations, continuations-in-part, divisionals, reissues, re-examinations, substitutions, and extensions thereof.
“Permit” means all permits, certificates, licenses, identification numbers, approvals, governmental franchises and other authorizations.
“Permitted Encumbrances” means, with respect to any party, (i) defects or irregularities of title, easements, rights-of-way, covenants, restrictions and other similar matters that do not and would not reasonably be expected to have a material adverse effect on the Real Property subject thereto, (ii) mechanics’, materialmen’s, carriers’, workers’, repairers’ and other similar liens arising or incurred in the ordinary course of business consistent with past practice relating to obligations as to which there is no material default on the part of such party or any of its Retained Subsidiaries, (iii) Encumbrances set forth in Section 1.1 of such party’s Disclosure Letter, (iv) intellectual property licenses granted in the ordinary course of business, and (v) statutory liens for current Taxes not yet due or delinquent (or which may be paid without interest or penalties) or the validity or amount of which is being contested in good faith by appropriate proceedings and as to which adequate reserves have been established on such party’s books.
“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, trust or other entity or organization or any Governmental Authority.
“Preliminary Transactions” means, in the case of Parent, the Parent Preliminary Transactions, and, in the case of the Company, the Company Preliminary Transactions.

11

“Principal Stockholders” means, in the case of Parent, the Parent Principal Stockholders, and, in the case of the Company, the Company Principal Stockholders.
“Programs” means any and all creative work meant for human viewing or listening, including all radio, television, cable, wireless, satellite or digital programming (including on-demand and pay-per-view programming), motion pictures (including features, documentaries, shorts and trailers), Internet programming, direct-to-video/DVD programming or other live action, animated, filmed, taped or recorded entertainment of any kind or nature, known or unknown, and all components thereof (whether or not now known or hereafter acquired), whether distributed or displayed over any medium now known or hereafter developed, including titles, themes, content, dialogue, characters, plots, concepts, scenarios, characterizations, rights of publicity, elements and music (whether or not now known or recognized).
“Radio Network Business” means the procurement of advertising inventory or airtime through (i) direct purchase from a broadcaster, (ii) advertising sales representation of third parties and/or (iii) the production, provision, license and distribution of programming or services distributed to broadcasters, resulting in aggregated or networked inventory for the primary purpose of selling to advertisers.
“Real Property” means, with respect to any party, such party’s Owned Real Property and Leased Real Property, collectively.
“Registration Rights Agreement” means a Registration Rights Agreement in the form of Exhibit A hereto to be entered into substantially contemporaneously with the Closing among Parent, Gores Radio Holdings, LLC, and Triton Media Group, LLC.
“Restructuring Agreement” means (x) with respect to Parent, the Parent Restructuring Agreement, and (y) with respect to the Company, the Company Restructuring Agreement and the Company Transition Services Agreement.
“Retained Subsidiaries” means (x) with respect to Parent, the Subsidiaries of Parent, and (y) with respect to the Company, the Subsidiaries of the Company, in each case, for the avoidance of doubt, other than the Excluded Entities.
“SEC” means the Securities and Exchange Commission.
“Securities” means, with respect to any Person, any series of common stock, preferred stock, and any other equity securities or capital stock of such Person, however described and whether voting or non-voting.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.
“Series A Preferred Share Number” means the number of shares of Series A Preferred Stock equal to (i) the Net Debt Adjustment Amount, divided by (ii) $1,000.
“Series A Preferred Stock” means the class of preferred stock of Parent designated as Series A Preferred Stock of Parent, with the designations, preferences and relative, participating, option and other special rights, powers and duties set forth Certificate of Designation attached as Exhibit B hereto.

12

“Software” means all rights in computer programs (whether in source code, object code, or other form), algorithms, databases, compilations and data, technology supporting the foregoing, and all documentation, including user manuals and training materials, related to any of the foregoing.
“Stock” means (i) with respect to Parent, the Parent Stock and, after the effective time of the Reclassification, the Class A Stock and Class B Stock, and (ii) with respect to the Company, the Company Stock.
“Subsidiary” means, with respect to any Person, any corporation, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.
“Superior Proposal” means, with respect to Parent and its Subsidiaries only, a bona fide written Takeover Proposal (with all of the provisions in the definition of Takeover Proposal adjusted to increase the percentage of outstanding shares of capital stock, other securities, assets, properties and other rights to be acquired or disposed of to one hundred percent (100%)) that was not solicited by, or the result of any solicitation by Parent or any of its Subsidiaries or the Parent Principal Stockholders, or by any of their respective officers, directors, Affiliates, investment banks, accountants, financial advisors or other representatives or agents, in violation of Section 5.3, which the Board of Directors of Parent determines in good faith (after consultation with its legal and financial advisors) (i) to be reasonably likely to be consummated and not subject to greater uncertainty or more restrictive conditions, taken as a whole, than the transactions provided for herein, (ii) has binding financing commitments for 100% of the requisite financing of such transaction that is not more contingent, taken as a whole, than the commitment letters obtained in connection with the transactions provided for herein, and (iii) to be superior to the stockholders of Parent as compared to the transactions provided for herein and any alternative proposed in writing by the Company in accordance with Section 5.3 hereof, taking into account, among other things, the Person making such Takeover Proposal and all legal, financial, regulatory, fiduciary and other aspects of this Agreement and such Takeover Proposal, including any conditions relating to financing, regulatory approvals or other events or circumstances beyond the control of the party invoking the condition and any revisions made or proposed in writing by the Company prior to the time of determination.

13

“Takeover Proposal” means, with respect to either Parent or the Company, as applicable, any inquiry, proposal or offer relating to (i) a merger, consolidation, business combination, reorganization, share exchange, sale of assets, recapitalization, liquidation, dissolution or other transaction which would result in any Person or group acquiring twenty percent (20%) or more of the fair market value of the assets (including rights and capital stock of such party’s Subsidiaries) of such party and its Subsidiaries, taken as a whole, (ii) a merger, consolidation, business combination, reorganization, share exchange, share issuance, sale of stock, recapitalization, liquidation, dissolution or other transaction involving such party or any of its Subsidiaries which would result in any Person or group owning twenty percent (20%) or more of the outstanding shares of capital stock or twenty percent (20%) or more of the aggregate outstanding voting Securities of such party or any of its Subsidiaries or any resulting parent entity of such party or any of its Subsidiaries; provided that, in the case of a transaction involving solely the Subsidiaries of such party, such Subsidiaries constitute twenty percent (20%) or more of the fair market value of the assets of such party and its Subsidiaries, taken as a whole or (iii) any combination of the foregoing which collectively have the same economic effect as a transaction described in clause (i) or (ii).
“Tax” (and with the correlative meaning “Taxes”) means (i) all taxes, charges, fees, levies, imposts, customs duties or other assessments imposed by and required to be paid to any Governmental Authority including any federal, state, provincial, municipal, local or foreign taxing authority, including income, excise, real and personal property, sales, transfer, import, export, ad valorem, payroll, use, goods and services, value added, capital, capital gains, alternative, net worth, profits, withholding, employer health and franchise taxes (including any interest, penalties, fines or additions attributable to or imposed on or with respect to any such assessment) and any similar charges in the nature of a tax, including unemployment and employment insurance payments and workers compensation premiums, together with any installments with respect thereto and any estimated payments or estimated taxes, and whether disputed or not, (ii) any and all liability for amounts described in clause (i) of any member of an affiliated, consolidated, combined or unitary group of which the Company or Parent, as applicable, together with its Retained Subsidiaries (or any predecessor of any of the foregoing), is or was a member on or prior to the Closing Date, including pursuant to Treasury Regulations Section 1.1502-6 or any analogous or similar state, local or foreign law or regulation, and (iii) any and all liability for amounts described in clause (i) of any Person imposed on the Company or Parent, as applicable, together with its Retained Subsidiaries, as a transferee or successor, by contract or pursuant to any law, rule or regulation, which Taxes relate to an event or transaction occurring before the Closing.
“Tax Returns” means any return, report, information return or other document (including any related or supporting information) filed or required to be filed with any federal, state, provincial, municipal, local or foreign governmental entity or other authority in connection with the determination, assessment or collection of any Tax or the administration of any Laws or administrative requirements relating to any Tax, including any claims for refunds of Taxes, any information returns and any amendments or supplements of any of the foregoing.
“Trade Secrets” means all trade secrets and other confidential, proprietary information and know-how.
“Trademarks” means all trademarks, service marks, names, corporate names, trade names, domain names, Uniform Resource Locators, web site addresses, logos, slogans, trade dress, and other similar designations of source or origin, and all registrations of or applications for any of the foregoing, together with the goodwill symbolized by any of the foregoing.

14

“Triton Marks” means any Trademark consisting of, including or embodying (in each case, in whole or in part) the terms “Triton,” “Triton Radio,” “Triton Radio Networks” or “Triton Media” by itself or with other words and/or designs and including all variations, translations, adaptations, combinations and derivations thereof.
“Voting Agreement” means the Voting Agreement, dated as of the date hereof, between Gores Radio Holdings, LLC and the Company, which is attached hereto as Exhibit C.
Section 1.2 Other Definitions. The following terms have the meanings set forth in the Sections set forth below.

Defined Term	Section Definition Reference

401(k) Plan	Section 5.8(e)
Acquisition Agreement	Section 5.3(b)
Action	Section 1.1
Affiliate	Section 1.1
Affiliate Transactions	Section 3.16
Agreement	Preamble
Assets	Section 1.1
Benefit Plans	Section 3.13(a)
Board of Directors	Section 1.1
Business Day	Section 1.1
Business Guaranties	Section 3.17
Bylaws	Section 1.1
Cash Equivalents	Section 1.1
Certificate	Section 2.8(b)
Certificate of Merger	Section 2.3
Charter	Section 1.1
Class A Stock	Section 2.1
Class B Stock	Section 2.1
Closing	Section 2.4
Closing Date	Section 2.4
Code	Recitals
Commitment Letters	Section 1.1
Company	Preamble
Company Audited Financial Statements	Section 3.6(a)(i)
Company Bylaws	Section 3.3(d)
Company Charter	Section 3.3(d)
Company Current Insurance	Section 5.11(c)
Company Disclosure Letter	Article III
Company Equity Right	Section 3.2(b)
Company Excluded Entities	Section 1.1
Company Financial Statements	Section 3.6(a)(i)

15

Defined Term	Section Definition Reference

Company Indemnified Parties	Section 5.11(a)
Company Interim Financial Statements	Section 3.6(a)(i)
Company Licensed Intellectual Property	Section 1.1
Company Owned Intellectual Property	Section 1.1
Company Preliminary Transactions	Section 1.1
Company Principal Stockholders	Section 1.1
Company Reporting Tail Endorsement	Section 5.11(c)
Company Restructuring Agreement	Section 1.1
Company Stock	Section 2.8(a)
Company Stockholder Consent	Section 6.1(c)
Company Target Net Debt Amount	Section 1.1
Company Transition Services Agreement	Section 1.1
Confidentiality Agreement	Section 5.4(a)
Consent	Section 3.5
Continuing Employees	Section 5.8(a)
Contract	Section 1.1
Copyrights	Section 1.1
Delivered	Section 1.1
DGCL	Section 2.1
Digital Reseller Agreement	Section 1.1
Disclosure Letter	Article III
Dissenting Shares	Section 2.11
Effective Time	Section 2.3
Encumbrance	Section 1.1
Environmental Claim	Section 1.1
Environmental Law	Section 1.1
Environmental Permits	Section 1.1
Equity Right	Section 3.2(b)
ERISA	Section 3.13(a)
ERISA Affiliate	Section 1.1
ERISA Plans	Section 3.13(a)
Exchange Act	Section 1.1
Exchange Agent	Section 2.12(a)
Exchange Fund	Section 2.12(a)
Exchange Ratio	Section 2.8(a)
Excluded Entities	Section 1.1
Excluded Marks	Section 1.1
Excluded Shares	Section 2.8(d)
Exploit	Section 1.1
FCC	Section 5.3(c)
FCC Applications	Section 5.3(c)
FCC Consent	Section 5.3(c)
Filing	Section 3.5
Financial Statements	Section 1.1
Financing	Section 1.1
Financing Source	Section 5.12 1.1

16

Defined Term	Section Definition Reference

FIRPTA Certificate	Section 5.20
GAAP	Section 1.1
Gores Written Consent	Section 5.1(a)
Governmental Authority	Section 1.1
Governmental Order	Section 1.1
Hazardous Material	Section 1.1
HSR Act	Section 5.5(b)
Indebtedness	Section 1.1
Indemnified Parties	Section 5.11(a)
Indemnity and Contribution Agreement	Section 6.2(h)
Information Statement	Section 5.1(a)
Intellectual Property	Section 1.1
Interim Financial Statements	Section 1.1
IRS	Section 1.1
Knowledge	Section 1.1
Law	Section 1.1
Leased Real Property	Section 1.1
Leases	Section 3.12(b)
Liabilities	Section 1.1
Licensed Intellectual Property	Section 1.1
Material Adverse Effect	Section 1.1
Material Contract	Section 1.1
Merger	Recitals
Merger Consideration	Section 2.8(a)
Merger Sub	Preamble
Metro Marks	Section 1.1
Most Recent Company Audit	Section 1.1
Net Debt Adjustment Amount	Section 1.1
Net Indebtedness	Section 1.1
Notice of Adverse Recommendation Change	Section 5.3(b)
Owned Intellectual Property	Section 1.1
Owned Real Property	Section 1.1
Parent	Preamble
Parent Adverse Action	Section 5.3(b)
Parent Audited Financial Statements	Section 3.6(b)(iii)
Parent Bylaws	Section 3.3(b)
Parent Charter	Section 3.3(b)
Parent Current Insurance	Section 5.11(d)
Parent Disclosure Letter	Article III
Parent Equity Right	Section 3.2(b)
Parent Excluded Entities	Section 1.1
Parent Financial Statements	Section 3.6(b)(iii)
Parent Indemnified Parties	Section 5.11(a)
Parent Interim Financial Statements	Section 3.6(b)(iii)
Parent Licensed Intellectual Property	Section 1.1
Parent Owned Intellectual Property	Section 1.1

17

Defined Term	Section Definition Reference

Parent Preliminary Transactions	Section 1.1
Parent Principal Stockholders	Section 1.1
Parent Recommendation	Section 5.3(b)
Parent Reporting Tail Endorsement	Section 5.11(d)
Parent Restructuring Agreement	Section 1.1
Parent SEC Reports	Section 3.6(b)(i)
Parent Stock	Section 1.1
Parent Stock Issuance	Section 3.3(b)
Parent Target Net Debt Amount	Section 1.1
Patents	Section 1.1
Permit	Section 1.1
Permitted Encumbrances	Section 1.1
Person	Section 1.1
Post-Closing Parent Directors	Section 2.6
Preliminary Transactions	Section 1.1
Principal Stockholders	Section 1.1
Programs	Section 1.1
Radio Network Business	Section 1.1
Real Property	Section 1.1
Reclassification	Recitals
Registration Rights Agreement	Section 1.1
Requested Party	Section 5.2
Requesting Party	Section 5.2
Restated By-Laws	Section 2.1
Restated Charter	Section 2.1
Restricted Parties	Section 5.3(a)
Restructuring Agreement	Section 1.1
Retained Subsidiaries	Section 1.1
SEC	Section 1.1
Securities	Section 1.1
Securities Act	Section 1.1
Series A Preferred Certificates	Section 2.10
Series A Preferred Share Number	Section 1.1
Series A Preferred Stock	Section 1.1
Software	Section 1.1
Stock	Section 1.1
Subsidiary	Section 1.1
Superior Proposal	Section 1.1
Surviving Entity	Section 2.3
Takeover Proposal	Section 1.1
Tax	Section 1.1
Tax Return	Section 1.1
Taxes	Section 1.1
Termination Date	Section 7.1
Termination Fee	Section 7.4(a)
Trade Secrets	Section 1.1
Trademarks	Section 1.1
Triton Marks	Section 1.1
Voting Agreement	Section 1.1
WARN Act	Section 3.15(d)

18

ARTICLE II
RECLASSIFICATION AND THE MERGER
Section 2.1 Amendment and Restatement of Parent’s Certificate of Incorporation and Adoption of Amended and Restated By-Laws.
(a) Upon the terms and subject to the conditions of this Agreement and in accordance with the General Corporation Law of the State of Delaware, as amended (the “DGCL”), at or prior to the Closing, Parent shall file with the Secretary of State of the State of Delaware (a) a Certificate of Amendment to amend and restate Parent’s certificate of incorporation substantially in the form attached hereto as Exhibit D (the “Restated Charter”), and (b) if shares of Series A Preferred Stock are delivered to holders of Company Stock in accordance with Section 2.10 hereof, the Certificate of Designation substantially in the form attached hereto as Exhibit B. The Restated Charter shall, among other things, provide that Parent shall have two authorized classes of common stock, par value $0.01 per share, (i) one class of common stock shall be designated as Class A Common Stock (the “Class A Stock”) and (ii) one class of common stock shall be designated as Class B Common Stock (the “Class B Stock”). The respective rights and restrictions in respect of Class A Stock and Class B Stock shall be as set forth in the Restated Charter.
(b) At or prior to the Closing, and immediately prior to giving effect to the Restated Charter as set forth in Section 2.1(a) above, Parent shall cause the Parent Bylaws (as defined below) to be amended and restated in substantially the form attached hereto as Exhibit E (the “Restated By-Laws”).
Section 2.2 Reclassification of Shares. Upon the effectiveness of the Restated Charter, each issued and outstanding share of Parent Stock shall be reclassified pursuant to the Reclassification and automatically converted into one share of Class A Stock without any further action on the part of the holders of Parent Stock.
Section 2.3 The Merger. Upon the terms and subject to the conditions of this Agreement and in accordance with the DGCL, after the effectiveness of the Restated Charter, the Company shall be merged with and into Merger Sub at the effective time of the Merger (the “Effective Time”), which shall be the time on the Closing Date at which the certificate of merger in a form reasonably acceptable to Parent and the Company (the “Certificate of Merger”) is filed with the Secretary of State of the State of Delaware, or such other time and/or date as may be agreed by Parent and the Company and set forth in the Certificate of Merger. At the Effective Time, the separate corporate existence of the Company shall cease, and Merger Sub shall be the surviving entity (sometimes referred to, in such capacity, as the “Surviving Entity”) and shall succeed to and assume all the rights and obligations of the Company in accordance with the DGCL.

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Section 2.4 Closing. The closing of the Merger (the “Closing”) shall take place at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, or such other place as the parties shall mutually agree, at 10:00 a.m., local time, on the first Business Day after the day on which the conditions set forth in Article VI have been satisfied or waived (other than those conditions that by their nature are to be satisfied by actions to be taken at the Closing), or such other date or time as the parties shall mutually agree (the date of the Closing being herein referred to as the “Closing Date”).
Section 2.5 Effects of the Merger.
(a) At the Effective Time, the effects of the Merger shall be as provided in this Agreement, the Certificate of Merger and the applicable provisions of the DGCL. At the Effective Time, all property, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Entity, and all debts, liabilities, and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Entity.
(b) At and after the Effective Time, the certificate of formation of Merger Sub, as in effect immediately prior to the Effective Time, shall be the certificate of formation of the Surviving Entity until thereafter duly amended in accordance with applicable Law; provided, however, that the certificate of formation of Merger Sub shall be deemed amended to cause the name of the Surviving Entity to be the name of the Company immediately prior to the Effective Time.
(c) At and after the Effective Time, the operating agreement of Merger Sub, as in effect immediately prior to the Effective Time, shall be the operating agreement of the Surviving Entity until thereafter duly amended in accordance with applicable Law; provided, however, that the operating agreement of Merger Sub shall be deemed amended to cause the name of the Surviving Entity to be the name of the Company immediately prior to the Effective Time.
Section 2.6 Directors of Parent.
(a) At least 3 days prior to the Closing Date, Parent shall identify in writing three (3) directors (one of whom shall be independent (as defined in the Restated Charter) and reasonably acceptable to the Company), and the Company shall identify in writing 5 directors (two of whom shall be independent (as defined in the Restated Charter) and reasonably acceptable to Parent) (the “Post-Closing Parent Directors”). The parties shall take all actions necessary, including by requesting the resignation of one or more of Parent’s existing directors, so that immediately following the Effective Time, the Post-Closing Parent Directors shall comprise the Board of Directors of Parent. Such individuals will serve as directors on the Board of Directors of Parent until the earlier of their death, resignation or removal or until their respective successors are duly elected or appointed. The parties shall take all actions necessary so that immediately after the Effective Time Neal Schore (or his replacement pursuant to the terms of Section 2.7) shall be the Chairman of the Board of Directors of Parent.

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(b) The parties shall take all actions necessary so that immediately after the Effective Time, the officers of Parent shall be the individuals identified in writing by the Company at least three (3) prior to the Closing Date to serve until the earlier of their death, resignation or removal or until their respective successors are duly appointed.
Section 2.7 Alternative Directors. Notwithstanding anything to the contrary in this Agreement, should Neal Schore or any of the other Post-Closing Parent Directors be unwilling or unable to serve in the capacities provided for in Section 2.6, then Parent (in the case of individuals to be appointed by holders of Class A Common Stock) or the Company (in the case of individuals to be appointed by holders of Class B Common Stock) shall designate a qualified replacement.
Section 2.8 Effect on Capital Stock.
(a) At the Effective Time, subject to the provisions of this Article II, each share of common stock, par value $0.001 per share, of the Company (the “Company Stock”) issued and outstanding immediately prior to the Effective Time (other than Excluded Shares and Dissenting Shares) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and shall thereafter represent the right to receive 6.90453 (the “Exchange Ratio”) fully paid and non-assessable shares of Class B Stock, subject to adjustment in accordance with Section 2.8(c) and Section 2.10 (the “Merger Consideration”).
(b) From and after the Effective Time, none of the Company Stock converted into the Merger Consideration pursuant to this Article II shall remain outstanding, all such Company Stock shall automatically be cancelled and retired and shall cease to exist, and each holder of a certificate previously representing any such Company Stock or shares of Company Stock that are in non-certificated book-entry form (either case being referred to in this Agreement, to the extent applicable, as a “Certificate”) shall thereafter cease to have any rights with respect to such securities, except the right to receive (i) the consideration to which such holder may be entitled pursuant to this Section 2.8 and (ii) any dividends and other distributions in accordance with Section 2.12(f).
(c) If, at any time during the period between the date of this Agreement and the Effective Time, any change in the outstanding Securities of Parent or the Company shall occur by reason of any reclassification, recapitalization, stock split or combination, issuance, exchange, repurchase or readjustment of shares, or any stock dividend thereon with a record date during such period, the Exchange Ratio and any other similarly dependent items shall be appropriately adjusted to provide the holders of Company Stock the same economic effect as contemplated by this Agreement prior to such event. Nothing in this Section 2.8(c) shall be construed to require or permit either Parent or the Company to take any action that is otherwise prohibited or restricted by any other provision of this Agreement.
(d) At the Effective Time, all shares of Company Stock that are owned by Parent or the Company or any of their respective wholly owned Subsidiaries (“Excluded Shares”) shall, by virtue of the Merger and without any action on the part of the holder thereof, be cancelled and retired and shall cease to exist, and no Securities of Parent, cash or other consideration shall be delivered in exchange therefor.

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(e) At the Effective Time, each issued and outstanding membership interest of Merger Sub shall remain issued and outstanding from and after the Effective Time as a membership interest of the Surviving Entity.
Section 2.9 Payment of Indebtedness. On the Closing Date, after the Effective Time, Parent and the Surviving Entity will repay, or cause Parent’s other Subsidiaries to repay, each item of Borrowed Money Indebtedness set forth on Schedule 2.9. In order to facilitate such repayment, prior to the Closing Date, Parent and the Company shall, and shall cause their respective Retained Subsidiaries to, as applicable, obtain customary payoff letters from the lenders of such Borrowed Money Indebtedness, which payoff letters shall indicate that the lenders of such Borrowed Money Indebtedness have agreed to release all Encumbrances held by them in respect of such Borrowed Money Indebtedness relating to the applicable Assets upon receipt of the amounts indicated in such payoff letters.
Section 2.10 Delivery of Series A Preferred Stock; Adjustment. At the Closing, Parent shall deliver to holders of Company Stock certificates evidencing a number of shares of Series A Preferred Stock equal to the Series A Preferred Share Number (the “Series A Preferred Certificates”); provided that if the Net Debt Adjustment Amount is a negative number, the Exchange Ratio shall be adjusted to reduce the number of shares of Class B Common Stock issued to the stockholders of the Company by a number of shares equal to (a) the absolute value of such negative amount, divided by (b) the greater of (i) the average reported trading price of the Parent Stock on the Nasdaq Stock Market over the 60 consecutive trading days immediately preceding Closing Date and (ii) $5.50. On the Business Day immediately preceding the Closing Date, Parent and the Company shall deliver to each other a reasonably detailed calculation of their respective amount of Net Indebtedness.
Section 2.11 Dissenting Shares. Notwithstanding anything in this Agreement to the contrary, all shares of Company Stock outstanding immediately prior to the Effective Time and held by a holder who is entitled to demand and properly demands appraisal of such shares (“Dissenting Shares”) pursuant to, and who complies in all respects with, Section 262 of the DGCL shall not be converted into, or represent the right to receive the Merger Consideration. Such holders of Dissenting Shares shall instead be entitled to payment of the fair value of such Dissenting Shares as determined in accordance with Section 262 of the DGCL; provided, however, that if any such holder shall fail to perfect or otherwise shall waive, withdraw or lose the right to appraisal under Section 262 of the DGCL, then the right of such holder to be paid the fair value of such holder’s Dissenting Shares shall cease and such Dissenting Shares shall be deemed to have been converted as of the Effective Time into, and to have become exchangeable solely for the right to receive, the Merger Consideration, without interest. The Company shall give Parent (i) prompt notice of any written demands for appraisal, attempted withdrawals of such demands, and any other instruments served pursuant to applicable Law that are received by the Company relating to Company stockholders’ rights of appraisal and (ii) the opportunity to participate in all negotiations and proceedings with respect to demands for appraisal by Company stockholders under the DGCL; provided that neither Parent nor the Company shall, without the consent of the other, be permitted to take any action in connection therewith that would require the Company to incur material costs or to pay any amount prior to the Closing or to take or refrain from taking any action that would reasonably be expected to be adverse to the Company if the Closing does not occur. The Company shall not, prior to the Effective Time, except with the prior written consent of Parent, voluntarily (x) make any payment with respect to any demands for appraisal or any offer to settle such demands or (y) settle such demands.

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Section 2.12 Exchange of Shares.
(a) Prior to the Effective Time, Parent shall appoint an exchange agent reasonably acceptable to the Company (the “Exchange Agent”) for the purpose of exchanging Certificates for the Merger Consideration. As soon as reasonably practicable after the Effective Time, Parent will cause the Exchange Agent to send to each holder of record of shares of Company Stock as of the Effective Time, whose shares of Company Stock were converted into the right to receive the Merger Consideration pursuant to Section 2.8, a letter of transmittal (which shall specify that the delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of the Certificates to the Exchange Agent), which letter of transmittal shall provide instructions for use in effecting the surrender of Certificates to the Exchange Agent in exchange for the Merger Consideration (including representations and warranties regarding title and ownership). Promptly after the Effective Time, Parent shall cause to be deposited with the Exchange Agent the number of shares of Class B Stock (which shall be in non-certificated book-entry form unless a physical certificate is requested) payable upon due surrender of the Certificates pursuant to the provisions of this Article II. Following the Effective Time, Parent agrees to make available to the Exchange Agent, from time to time as needed, cash in U.S. dollars sufficient to pay any dividends and other distributions pursuant to Section 2.12(f). All cash and book-entry shares representing Class B Stock deposited with the Exchange Agent shall be referred to in this Agreement as the “Exchange Fund.” The Exchange Agent shall, pursuant to irrevocable instructions, deliver the Merger Consideration contemplated to be issued pursuant to Section 2.8 and Section 2.16 out of the Exchange Fund. The Exchange Fund shall not be used for any other purpose. The cash portion of the Exchange Fund shall be invested by the Exchange Agent as directed by Parent; provided, however, that any such investments shall be in (i) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof and having maturities of not more than one month from the date of investment or (ii) money market mutual or similar funds having assets in excess of $1,000,000,000. Earnings on the Exchange Fund shall be the sole and exclusive property of Parent and shall be paid to Parent. No investment of the Exchange Fund shall relieve Parent or the Exchange Agent from making the payments required by this Article II, and following any losses from any such investment, Parent shall promptly provide additional funds to the Exchange Agent for the benefit of the holders of shares of Company Stock at the Effective Time in the amount of such losses, which additional funds will be deemed to be part of the Exchange Fund.
(b) Each holder of shares of Company Stock that have been converted into the right to receive the Merger Consideration, upon surrender to the Exchange Agent of a Certificate, together with a properly completed letter of transmittal, duly executed and completed in accordance with the instructions thereto, and such other documents as may reasonably be required by the Exchange Agent, will be entitled to receive in exchange therefor, pursuant to Section 2.8 and this Article II, (i) one or more shares of Class B Stock (which shall be in non-certificated book-entry form unless a physical certificate is requested) representing, in the aggregate, the whole number of shares of Class B Stock that such holder has the right to receive and (ii) a check in the amount, if any, that such holder has the right to receive as dividends and other distributions payable pursuant to Section 2.12(f) (less any required Tax

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withholding). The Merger Consideration shall be paid as promptly as practicable after receipt by the Exchange Agent of the Certificate and letter of transmittal in accordance with the foregoing. No interest shall be paid or accrued on any Merger Consideration or on any unpaid dividends and distributions payable to holders of Certificates. Until so surrendered, each such Certificate shall, after the Effective Time, represent for all purposes only the right to receive such Merger Consideration. Notwithstanding anything in this Section 2.12 to the contrary, shares of Company Stock that are in non-certificated book-entry form immediately prior to the Effective Time will be exchanged automatically and treated as if Certificates were surrendered for all purposes hereunder, unless mutually agreed upon by the Company and Parent.
(c) If any portion of the Merger Consideration is to be registered in the name of or paid to a Person other than the Person in whose name the applicable surrendered Certificate is registered, it shall be a condition thereof that the surrendered Certificate shall be properly endorsed or otherwise be in proper form for transfer and that the Person requesting such delivery of the Merger Consideration shall pay to the Exchange Agent any required transfer or other similar Taxes or establish to the satisfaction of the Exchange Agent that such Tax has been paid or is not payable.
(d) After the Effective Time, there shall be no further registration of transfers of shares of Company Stock. From and after the Effective Time, the holders of Certificates representing shares of Company Stock outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such shares of Company Stock, except to receive the consideration provided for, and in accordance with the procedures set forth, in this Article II, and except as otherwise provided in this Agreement or by applicable Law. If, after the Effective Time, Certificates are presented to the Exchange Agent or Parent, they shall be cancelled and exchanged for the consideration provided for, and in accordance with the procedures set forth, in this Article II.
(e) Any portion of the Exchange Fund that remains unclaimed by the holders of shares of Company Stock one (1) year after the Effective Time shall be returned to Parent, upon demand, and any such holder who has not exchanged his, her or its shares of Company Stock for the Merger Consideration in accordance with this Section 2.12 prior to that time shall thereafter look only to Parent for delivery of the Merger Consideration in respect of such holder’s shares of Company Stock. Notwithstanding the foregoing, none of Parent, the Surviving Entity, or any other Subsidiary of Parent shall be liable to any holder of shares of Company Stock for any Merger Consideration delivered to a public official pursuant to applicable abandoned property Laws.
(f) No dividends or other distributions with respect to shares of Class B Stock issued in the Merger shall be paid to the holder of any unsurrendered Certificates until such Certificates are surrendered as provided in this Section 2.12. Following such surrender, subject to the effect of escheat, Tax or other applicable Law, there shall be paid, without interest, to the record holder of the shares of Class B Stock issued in exchange therefor (i) at the time of such surrender, all dividends and other distributions payable in respect of such shares of Class B Stock with a record date after the Effective Time and a payment date on or prior to the date of such surrender and not previously paid and (ii) at the appropriate payment date, the dividends or other distributions payable with respect to such shares of Class B Stock with a record date after the Effective Time but with a payment date subsequent to such surrender. For purposes of dividends or other distributions in respect of shares of Class B Stock, all shares of Class B Stock to be issued pursuant to the Merger shall be entitled to dividends pursuant to the immediately preceding sentence as if issued and outstanding as of the Effective Time.

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Section 2.13 Lost, Stolen or Destroyed Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if reasonably required by Parent, the posting by such Person of a bond, in such reasonable amount as Parent may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration to be paid in respect of the shares of Company Stock represented by such Certificate as contemplated by this Article II.
Section 2.14 Withholding Rights. Each of Parent, Merger Sub and the Surviving Entity shall be entitled to deduct and withhold, or cause the Exchange Agent to deduct and withhold, from the consideration otherwise payable to any Person pursuant to this Article II such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code or any provision of state, local or foreign Tax law. To the extent that amounts are so deducted or withheld, such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of shares of Company Stock in respect of which such deduction and withholding was made.
Section 2.15 Further Assurances. After the Effective Time, the officers and the Board of Directors of the Surviving Entity will be authorized to execute and deliver, in the name and on behalf of the Company, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of the Company, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Entity any and all right, title and interest in, to and under any of the rights, properties or assets acquired or to be acquired by the Surviving Entity as a result of, or in connection with, the Merger.
Section 2.16 No Fractional Shares. No fraction of a share of Class B Stock will be issued by virtue of the Merger, and each holder of shares of Company Stock who would otherwise be entitled to a fraction of a share of Class B Stock (after aggregating all fractional shares of Class B Stock which such holder would otherwise receive) shall, upon compliance with Section 2.12 hereof, receive from Parent, in lieu of such fractional share, a whole share of Class B Stock.

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ARTICLE III
REPRESENTATIONS AND WARRANTIES
Except as (i) set forth in, in the case of the Company, the disclosure letter delivered by the Company to Parent and Merger Sub simultaneously with the execution of this Agreement (the “Company Disclosure Letter”) or, in the case of Parent and Merger Sub, the disclosure letter delivered by Parent and Merger Sub to the Company simultaneously with the execution of this Agreement (the “Parent Disclosure Letter,” and each of the Company Disclosure Letter and the Parent Disclosure Letter, a “Disclosure Letter”), (ii) in the case of Parent, disclosed in the Parent SEC Reports publicly filed with the SEC at least two Business Days prior to the execution of this Agreement (excluding any disclosures set forth in any risk factor section in any Parent SEC Report, forward-looking statements contained in any Parent SEC Report or any exhibit to any Parent SEC Report (except, in the case of an exhibit to any Parent SEC Report, to the extent explicitly referred to in this Agreement for a particular purpose)), or (iii) in the case of the Company, disclosed in the Most Recent Company Audit (excluding any disclosures set forth in any risk factor section in the Most Recent Company Audit or forward-looking statements contained in the Most Recent Company Audit), the Company hereby represents and warrants to Parent, and each of Parent and, solely with respect to Sections 3.1(a), 3.1(d), 3.2(d), 3.3 and 3.4, Merger Sub hereby represents and warrants to the Company, to the extent applicable, in each case with respect to itself and its Retained Subsidiaries (and not (x) in the case of the Company, as to Parent or Parent’s Subsidiaries or (y) in the case of Parent or Merger Sub, as to the Company or the Company’s Subsidiaries), as follows:
Section 3.1 Organization and Qualification.
(a) It is a corporation or, in the case of Merger Sub, a limited liability company, and has been duly incorporated or formed, as applicable, is validly existing and is in good standing under the laws of the State of Delaware, with the requisite corporate or, in the case of Merger Sub, limited liability company power and authority to own, operate or lease the properties and assets owned, operated or leased by it and to carry on its business as currently conducted (and Parent additionally represents and warrants to the Company that the foregoing statements in this sentence regarding Merger Sub are true and correct). Each of its Retained Subsidiaries has been duly organized or incorporated, is validly existing and is in good standing under the laws of such Retained Subsidiary’s jurisdiction of formation set forth in Section 3.2(c) of its Disclosure Letter, with the requisite corporate, partnership, limited liability company or similar power and authority to own, operate or lease the properties that it owns, operates or leases and to carry on its business as currently conducted. It and each of its Retained Subsidiaries is duly licensed or qualified to do business and is in good standing in each jurisdiction where such licensing or qualification is necessary, except to the extent that the failure to be so licensed, qualified or in good standing would not reasonably be expected to have a Material Adverse Effect.
(b) In the case of the Company, true and correct copies of the organizational documents of it and its Retained Subsidiaries have been Delivered to Parent.
(c) In the case of Parent, (i) the copies of its organizational documents incorporated by reference in its Form 10-K for the year ended December 31, 2010 are true and correct, and (ii) true and correct copies of the organizational documents of its Retained Subsidiaries have been Delivered to the Company.
(d) In the case of Parent and Merger Sub, (I) true and correct copies of the organizational documents of Merger Sub have been Delivered to the Company; (II) Merger Sub is a wholly owned subsidiary of Parent that was formed by Parent solely for the purpose of engaging in the Merger and the other transactions contemplated by this Agreement; and (III) as of the date of this Agreement and the Effective Time, Merger Sub (i) has engaged in no other business activities, (ii) has conducted its operations only as contemplated by this Agreement, and (iii) has no liabilities and is not a party to any agreement other than this Agreement.

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Section 3.2 Capitalization; Ownership of Common Stock.
(a) Its authorized capital stock and its outstanding shares of capital stock as of the date of this Agreement are described in Section 3.2(a) of its Disclosure Letter. All outstanding shares of its Stock (i) have been duly authorized and validly issued, (ii) were not issued in violation of, and are not subject to, any preemptive or subscription rights, rights of first refusal or similar rights, and (iii) have been offered and sold pursuant to a valid exemption from registration under the Securities Act, and other applicable securities laws, and are otherwise in material compliance with such securities laws and the rules and regulations thereunder. In addition, Section 3.2(a) of the Company Disclosure Letter sets forth, as of the date of this Agreement, a complete and accurate list of the names and addresses of all holders of record of the shares of Company Stock.
(b) Except as set forth in Section 3.2(b) of its Disclosure Letter, there are no options, warrants, puts, calls, “phantom” stock rights, convertible or exchangeable securities or other rights, agreements, arrangements or commitments relating to its Stock, or any other interest in it, or obligating it to issue, sell, purchase, redeem or otherwise acquire any of its Stock, or any other interest in it, or which give any other Person the right to receive any benefits or rights similar to any rights enjoyed by any holder of its Stock (in the capacity as a holder of its Stock) or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in it. Section 3.2(b) of its Disclosure Letter sets forth a true and complete list as of the date hereof of all record holders of options or warrants to purchase its Stock, restricted shares of its Stock, restricted stock units or stock appreciation rights convertible into its Stock and all other phantom stock rights (with respect to Parent, a “Parent Equity Right,” with respect to the Company, a “Company Equity Right,” and each, an “Equity Right”), including for each Equity Right (i) the number of shares of its Stock subject to each Equity Right, (ii) the exercise or vesting schedule, as applicable, (iii) if applicable, the exercise price per share, (iv) the date of grant, (v) the expiration date, (vi) the Equity Rights that have been exercised, if applicable, or that have expired or been terminated, and (vii) if the Equity Right is a stock option, whether the stock option is an incentive stock option (as defined in Section 422 of the Code) or a nonqualified stock option. Except as set forth in Section 3.2(b) of its Disclosure Letter, there are no commitments or agreements of any character to which it is bound obligating it to accelerate the vesting or exercisability of any Equity Right as a result of the Merger (whether alone or upon the occurrence of any additional or subsequent events). Each grant of an Equity Right was validly issued and properly approved by its Board of Directors (or a duly authorized committee or subcommittee thereof) in compliance with applicable Law and recorded on its Financial Statements in accordance with GAAP consistently applied, and no such grants involved any “back dating,” “forward dating” or similar practices with respect to the effective date of grant. No Equity Right that is a stock option has an exercise price that has been or may be less than the fair market value of its Stock as of the date such stock option was granted or has any feature for the deferral of compensation other than the deferral of recognition of income until the later of exercise or disposition of such option, in each case, determined in accordance with the regulations and guidance under Code Section 409A. In the case of the Company, (x) there are no shares of restricted Company Stock with respect to which a timely election under Code Section 83(b) has not been properly filed, (y) the Company has Delivered to Parent prior to the date hereof copies of all Code Section 83(b) elections for all restricted Company Stock awards, and (z) the Company has Delivered to Parent, prior to the date hereof, true and correct copies of all Code Section 409A valuation reports with respect to the valuation of the fair market value of Company Stock since January 1, 2005 for purposes of determining the exercise price of stock options.

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(c) Section 3.2(c) of its Disclosure Letter sets forth, with respect to each of its Retained Subsidiaries, such Retained Subsidiary’s name, type of entity, the jurisdiction of its organization or formation and its authorized and outstanding capital stock or other equity interests as of the date hereof. Except as set forth in Section 3.2(c) of its Disclosure Letter, it does not own, directly or indirectly, any other stock or any other equity interests, nor does it have any obligation to make any investment, in any corporation, partnership or other Person. All of the issued and outstanding capital stock or other equity interests of each of its Retained Subsidiaries (i) has been duly authorized and validly issued, (ii) was not issued in violation of any preemptive or subscription rights, rights of first refusal or similar rights, and (iii) has been offered and sold pursuant to a valid exemption from registration under the Securities Act and other applicable securities laws, and are otherwise in material compliance with such securities laws and the rules and regulations thereunder. Except as set forth in Section 3.2(c) of its Disclosure Letter, there are no options, warrants, puts, calls, “phantom” stock rights, convertible or exchangeable securities or other rights, agreements, arrangements or commitments relating to the capital stock or other equity interests of any of its Retained Subsidiaries or obligating either it or any of its Retained Subsidiaries to issue, sell, purchase, redeem or otherwise acquire any common stock of any of its Retained Subsidiaries, or any other interest in any of its Retained Subsidiaries, or which give any other Person the right to receive any benefits or rights similar to any rights enjoyed by it or another of its Retained Subsidiaries (in the capacity of a holder of common stock or other equity interests of any of its Retained Subsidiaries) or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any of its Retained Subsidiaries. The common stock or other equity interests of each of its Retained Subsidiaries set forth in Section 3.2(c) of its Disclosure Letter constitutes all the issued and outstanding shares of common stock or other equity interests of its Retained Subsidiaries as of the date hereof and are owned of record and beneficially by it or one of its Retained Subsidiaries, as applicable, free and clear of all Encumbrances except as set forth in Section 3.2(c) of its Disclosure Letter. Except as set forth in Section 3.2(c) of its Disclosure Letter, none of its Retained Subsidiaries owns stock or any other equity interests, or has any obligation to make any investment, in any corporation, partnership or other Person (other than another of its Retained Subsidiaries).
(d) Parent and Merger Sub represent and warrant to the Company that Parent owns all outstanding membership interests and any other debt or equity securities of Merger Sub and no Person has any right to acquire any such membership interests or debt or equity securities.

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Section 3.3 Authorization; Binding Agreement.
(a) It has the requisite corporate or, in the case of Merger Sub, limited liability company power and authority to execute and deliver this Agreement and each other document or instrument executed or to be executed by it in connection herewith, to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. The execution and delivery by it of this Agreement and each other document or instrument executed or to be executed by it in connection herewith, the performance of its obligations hereunder and thereunder, and the consummation of the transactions contemplated hereby or thereby, have been duly and validly authorized by all necessary corporate or, in the case of Merger Sub, limited liability company, action, and no other proceedings on the part of it or the holders of its Stock or, in the case of Merger Sub, its membership interests, are necessary to authorize this Agreement or to consummate the Reclassification and the Merger and the other transactions contemplated hereby. This Agreement has been, and each other document or instrument to be executed by it in connection herewith will be, duly executed and delivered by it, and, when duly executed and delivered by the other parties hereto or thereto, constitutes, or will constitute, a legal, valid and binding obligation of it enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law). Parent additionally represents and warrants to the Company that the foregoing statements in this Section 3.3(a) regarding Merger Sub are true and correct.
(b) In the case of Parent, (i) it is not in violation of any provision of its certificate of incorporation (the “Parent Charter”) or its bylaws (the “Parent Bylaws”), (ii) its Retained Subsidiaries are not in violation of any provision of their respective certificates of incorporation and bylaws (or similar organizational documents), and (iii) the affirmative vote of at least a majority of all outstanding shares of Parent Stock entitled to cast a vote, to approve the Reclassification and the issuance of shares of Class B Stock and Series A Preferred Stock (the “Parent Stock Issuance”) in the Merger, are the only votes of the holders of any class or series of Securities of Parent necessary to consummate the transactions contemplated hereby to which Parent or any of its Retained Subsidiaries is a party.
(c) In the case of Merger Sub, (i) it is not in violation of any provision of its certificate of formation or its operating agreement, (ii) this Agreement has been duly adopted by Parent, as the sole member of Merger Sub, in accordance with the DGCL and Merger Sub’s organizational documents, and (iii) no other vote of the holders of any class or series of Securities of Merger Sub is necessary to consummate the transactions contemplated hereby to which Merger Sub is a party.
(d) In the case of the Company, (i) it is not in violation of any provision of its certificate of incorporation (the “Company Charter”) or its bylaws (the “Company Bylaws”), (ii) its Retained Subsidiaries are not in violation of any provision of their respective certificates of incorporation and bylaws (or similar organizational documents), (iii) this Agreement has been duly adopted by the holders of Company Stock in accordance with the DGCL and its organizational documents, and (iv) no other vote of the holders of any class or series of Securities of the Company is necessary to consummate the transactions contemplated hereby to which the Company or any of its Retained Subsidiaries is a party, except as has already been obtained.

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Section 3.4 No Conflict. The execution, delivery and performance by it of this Agreement and each other document or instrument executed or to be executed by it in connection herewith, and the consummation of the Merger and the other transactions contemplated hereby and thereby, do not and will not (a) violate, conflict with or result in the breach of the organizational documents of it or any of its Retained Subsidiaries, or (b) assuming the making and obtaining of all Filings and Consents set forth in Section 3.4 of its Disclosure Letter, and except as may result from any facts or circumstances relating solely to (x) (in the case of Parent or Merger Sub) the Company, any of its Affiliates or any of the Company Principal Stockholders or (y) (in the case of the Company) Parent, Merger Sub, any of their respective Affiliates or any of the Parent Principal Stockholders, (i) conflict with or violate any Law or Governmental Order applicable to it, any of its Retained Subsidiaries or any of its Assets, or (ii) except as, individually or in the aggregate, would not have, and would not reasonably be expected to have, a Material Adverse Effect, conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any Consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the triggering of any payments or the creation of an Encumbrance on any Asset of it or any of its Retained Subsidiaries pursuant to, any of the terms, conditions or provisions of any of its Material Contracts, any material Permit of it or any of its Retained Subsidiaries or any material Permit pursuant to which any of its Assets are bound or subject. Except as set forth in Section 3.4 of its Disclosure Letter, its Charter and Bylaws are the its only organizational documents, and there are no other Contracts defining or governing the rights of the holders of its Stock or, in the case of Merger Sub, its membership interests, or any of its other equity holders in their capacities as such, and there are no Contracts between or among the holders of its Stock or, in the case of Merger Sub, its membership interests, defining or governing the rights of its Stock or membership interests, as applicable. Parent represents and warrants to the Company that (x) the Board of Directors of Parent has taken all actions required to be taken by it so that the restrictions contained in Section 203 of the DGCL applicable to a “business combination” (as defined in such Section 203) will not apply to this Agreement or to the transactions contemplated hereby, and (y) to the Knowledge of Parent, no other “control share acquisition,” “fair price” or other anti-takeover regulations enacted under state Laws in the United States apply to this Agreement or the transactions contemplated hereby. Parent additionally represents and warrants to the Company that the foregoing statements in this Section 3.4 regarding Merger Sub are true and correct.
Section 3.5 Consents and Approvals. Except (i) in accordance with the HSR Act, in connection with the FCC Consent or as set forth in Section 3.5 of its Disclosure Letter, (ii) in the case of Parent, the filing with the SEC of such registration statements, prospectuses, reports and other materials as may be required in connection with this Agreement and the transactions contemplated hereby, including the Information Statement, and the obtaining from the SEC of such orders, approvals and clearances as may be required in connection therewith, (iii) in the case of Parent, compliance with any applicable requirements of the NASDAQ Global Market and (iv) in the case of Parent, such filings and approvals as are required to be made or obtained under the securities or “blue sky” Laws of various jurisdictions in connection with the issuance of shares of Class B Stock and Series A Preferred Stock in the Merger, the execution, delivery and performance of this Agreement and each other document or instrument executed or to be executed by it in connection herewith does not and will not require any consent, approval, waiver, license, certification, Permit or authorization (each, a “Consent”) of any third party or any Consent or order of, action by, filing with or notification to (each, a “Filing”) any Governmental Authority, except where failure to obtain such Consent or to make such Filing, individually or in the aggregate, would not have, and would not reasonably be expected to have, a Material Adverse Effect.

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Section 3.6 Financial Information.
(a) In the case of the Company:
(i) Section 3.6 of the Company Disclosure Letter sets forth true and complete copies of (x) the audited consolidated balance sheet of the Company and its consolidated Subsidiaries as of December 31, 2010 and December 31, 2009 and the related audited consolidated statements of income and cash flows of the Company and its consolidated Subsidiaries for the fiscal years then ended and the notes to each of the foregoing (collectively, the “Company Audited Financial Statements”) and (y) (A) the audited consolidated balance sheet of Excelsior Radio Networks, LLC and its consolidated Subsidiaries as of December 31, 2008 and the related audited consolidated statements of income and cash flows of Excelsior Radio Networks, LLC and its consolidated Subsidiaries for the fiscal year then ended and the notes to each of the foregoing and (B) the unaudited consolidated balance sheet of the Company and its consolidated Subsidiaries as of March 31, 2011, and the related unaudited consolidated statements of income and cash flows for the fiscal year or three-month period, respectively, then ended (the “Company Interim Financial Statements” and, together with the Company Audited Financial Statements, the “Company Financial Statements”).
(ii) The Company Financial Statements (A) were prepared in all material respects in accordance with the books of account and other financial records of the Company and its consolidated Subsidiaries, (B) were prepared in accordance with GAAP applied on a consistent basis throughout the periods involved except as may be indicated in the notes thereto or in Section 3.6(a)(ii) of the Company Disclosure Letter, (C) except as set forth in Section 3.6(a)(ii) of the Company Disclosure Letter, do not include any non-recurring or extraordinary revenue or other income items, and (D) present fairly in all material respects (subject, in the case of the Company Interim Financial Statements, to normal year-end adjustments and the absence of complete footnotes) the consolidated financial position and results of operations of the Company and its consolidated Subsidiaries as of the respective dates thereof or for the periods covered thereby.

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(b) In the case of Parent:
(i) Parent and its Subsidiaries have timely filed or furnished all required forms, reports, statements, schedules, registration statements and other documents required to be filed or furnished by it and its Subsidiaries with or to the SEC since January 1, 2009 (together with any other forms, reports, statements, schedules, registration statements, prospectuses, proxy statements and other documents filed with or furnished to the SEC subsequent to the date hereof, the “Parent SEC Reports”). As of its filing or furnishing date, (A) each Parent SEC Report filed or furnished on or prior to the date hereof complied, and each Parent SEC Report filed or furnished subsequent to the date hereof will comply, as to form in all material respects with the requirements of the Securities Act and the Exchange Act, as the case may be, and (B) each Parent SEC Report filed or furnished on or prior to the date hereof did not, and each Parent SEC Report filed or furnished subsequent to the date hereof will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except as set forth in Section 3.6(b)(i) of the Parent Disclosure Letter, as of the date of this Agreement, there are no outstanding or unresolved comments from the SEC staff with respect to any of the Parent SEC Reports.
(ii) Each Parent SEC Report that is a registration statement, as amended, if applicable, filed pursuant to the Securities Act, as of the date such registration statement or amendment became effective, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.
(iii) The audited consolidated financial statements (the “Parent Audited Financial Statements”) and unaudited interim consolidated financial statements (the “Parent Interim Financial Statements” and, together with the Parent Audited Financial Statements, the “Parent Financial Statements”) (including, in each case, the notes, if any, thereto) included in the Parent SEC Reports (v) complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, (w) were prepared in all material respects in accordance with the books of account and other financial records of Parent and its consolidated Subsidiaries, (x) were prepared in accordance with GAAP applied on a consistent basis throughout the periods involved except as may be indicated in the notes thereto or in Section 3.6(b)(iii) of the Parent Disclosure Letter and except with respect to unaudited statements as permitted by Form 10-Q of the SEC, (y) except as set forth in Section 3.6(b)(iii) of the Parent Disclosure Letter and except as disclosed in the Management Discussion and Analysis sections included as part of Parent Financial Statements filed with the SEC, do not include any non-recurring or extraordinary revenue or other income items, and (z) present fairly in all material respects (subject, in the case of the Parent Interim Financial Statements, to normal year-end adjustments and the absence of complete footnotes) the consolidated financial position and results of operations of Parent and its consolidated Subsidiaries as of the respective dates thereof or for the periods covered thereby. Each required form, report and document containing financial statements that has been filed with or submitted to the SEC by Parent since January 1, 2009, was accompanied by the certificates required to be filed or submitted by Parent’s chief executive officer and chief financial officer pursuant to the Sarbanes-Oxley Act of 2002 and, at the time of filing or submission of each such certification, such certificate was true and accurate and complied in all material respects with the Sarbanes-Oxley Act of 2002.

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(iv) Since Parent’s listing on the NASDAQ Global Market, subject to any applicable grace periods, Parent and each of its officers and directors have been and are in compliance in all material respects with (A) the applicable provisions of the Sarbanes-Oxley Act of 2002 and (B) the applicable listing and corporate governance rules and regulations of the NASDAQ Global Market. Parent has designed and maintains a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) sufficient to provide reasonable assurance regarding the reliability of financial reporting. Parent has designed and maintains disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) that are reasonably designed to ensure that information required to be disclosed by Parent in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such information required to be disclosed is accumulated and communicated to Parent’s management as appropriate to allow timely decisions regarding required disclosure. Since January 1, 2009, Parent has not received any written notification of any significant deficiency or material weakness in Parent’s internal controls and procedures that has not been appropriately or adequately remedied by Parent, and, to the Knowledge of Parent, there is no outstanding significant deficiency or material weakness that has not been appropriately and adequately remedied by Parent. For purposes of this Agreement, the terms “significant deficiency” and “material weakness” have the meanings assigned to them in Auditing Standard No. 5 of the Public Company Accounting Oversight Board, as in effect on the date of this Agreement.
(c) Neither it nor any of its Retained Subsidiaries has any liability or obligation of the type required to be set forth on a consolidated balance sheet of it and its Retained Subsidiaries prepared in accordance with GAAP, except (i) as (and to the extent) accrued for or disclosed in the most recent consolidated balance sheet included in its Interim Financial Statements, (ii) liabilities set forth in Section 3.6(c) of its Disclosure Letter or (iii) liabilities incurred since the date of its most recent Interim Financial Statements in the ordinary course of business consistent with past practice which would not have, individually or in the aggregate, a Material Adverse Effect.
(d) All accounts receivable, notes receivable and other receivables reflected in its Financial Statements have arisen out of bona fide sales and deliveries of goods, performance of services and other transactions in the ordinary course of business in conformity in all material respects with the applicable purchase orders, agreements and specifications and are valid, bona fide claims against debtors for sales or other charges, and are presented in accordance with GAAP.
(e) It maintains internal accounting controls designed to provide reasonable assurances that (i) transactions by it are executed in accordance with management’s general or specific authorization and (ii) transactions by it are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for its Assets. To its Knowledge, there have been no instances of fraud relating to it that have occurred involving any of its employees.

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Section 3.7 Information Statement.
(a) In the case of Parent, the Information Statement and any amendments or supplements thereto (i) will, when filed, comply as to form in all material respects with the applicable requirements of the Exchange Act and (ii) will not, on the date the Information Statement or any amendment or supplement thereto is first mailed to the holders of Parent Stock, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
(b) In the case of the Company, none of the information supplied by the Company specifically for inclusion or incorporation by reference in the Information Statement or any amendment or supplement thereto will, on the date the Information Statement or any amendment or supplement thereto is first mailed to the holders of Parent Stock, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
(c) Notwithstanding the foregoing provisions of this Section 3.7, no representation or warranty is made by Parent with respect to statements made or incorporated by reference in the Information Statement based on information supplied by or on behalf of the Company specifically for inclusion or incorporation by reference therein.
Section 3.8 Litigation.
(a) Except as set forth in Section 3.8(a)(i) of its Disclosure Letter and except with respect to matters contemplated by Section 5.19 hereof, there is no material Action pending or, to its Knowledge, threatened against it or any of its Retained Subsidiaries. Except as set forth in Section 3.8(a)(ii) of its Disclosure Letter, there is no Action pending or, to its Knowledge, threatened by it or any of its Retained Subsidiaries against any other Person. The Actions set forth in Section 3.8(a)(i) and Section 3.8(a)(ii) of its Disclosure Letter have not had, and would not reasonably be expected to have, a Material Adverse Effect.
(b) Except as set forth in Section 3.8(b) of its Disclosure Letter, since January 1, 2009, neither it nor any of its Retained Subsidiaries has settled or otherwise terminated any material Actions to which it was a party.
(c) Except as set forth in Section 3.8(c) of its Disclosure Letter there are no outstanding orders, writs, judgments, decrees, injunctions or settlements that materially restrict it or any of its Retained Subsidiaries from conducting their business.

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Section 3.9 Compliance with Laws.
(a) Except as set forth in Section 3.9(a) of its Disclosure Letter, since January 1, 2008, it and each of its Retained Subsidiaries have conducted their respective businesses in material compliance with all Laws and Governmental Orders applicable to it or any of its Retained Subsidiaries, and neither it nor any of its Retained Subsidiaries is in violation in any material respect of any such Laws or Governmental Orders.
(b) It and its Retained Subsidiaries are in possession of all material Permits required for it and its Retained Subsidiaries, as the case may be, to own, lease and operate its Assets or to carry on their respective businesses in all material respects as currently conducted. To its Knowledge, all such material Permits are in full force and effect.
Section 3.10 Environmental Matters. Except as set forth in Section 3.10 of its Disclosure Letter, (a) it and each of its Retained Subsidiaries is in material compliance with all applicable Environmental Laws and has obtained, and is in material compliance with, all material Environmental Permits, and any past material noncompliance with Environmental Laws or material Environmental Permits has been resolved without any pending, ongoing or future material costs or material Liabilities of it or any of its Retained Subsidiaries, (b) there are no Environmental Claims, including notices of causes of action or investigations relating to or arising under any Environmental Law pending, or to its Knowledge, threatened, against it or any of its Retained Subsidiaries or against any person or entity whose liability for any Environmental Claim it or any of its Retained Subsidiaries has retained or assumed either contractually or by operation of law, and, to its Knowledge, there are no past or present actions, activities, circumstances, conditions, events or incidents, including the release, emission, discharge, presence or disposal of any Hazardous Material, that could reasonably be expected to form the basis of any material Environmental Claim against it or against any person or entity whose liability for any Environmental Claim it has retained or assumed either contractually or by operation of law, or otherwise result in any material costs or Liabilities for it or any of its Retained Subsidiaries under Environmental Law, (c) there has been no release of any Hazardous Materials at any real property owned, leased, operated or acquired or formerly owned, leased, operated or occupied by it or any of its Retained Subsidiaries during the period of its or any of its Retained Subsidiaries’ ownership, lease, operation or occupation thereof that could result in any material costs or Liabilities for it or any of its Retained Subsidiaries under Environmental Law, (d) neither it nor any of its Retained Subsidiaries is conducting or funding any investigation, cleanup, mitigation, restoration or reparation, or remedial or corrective action, or has agreed to assume the material Liability of any other Person for any investigation, cleanup, remediation, mitigation, restoration or reparation, or remedial or corrective action, with respect to any material release of Hazardous Materials, whether voluntarily or as required by Environmental Law, Governmental Authority or otherwise, that could result in any material Liabilities of it or any of its Retained Subsidiaries, and (e) it has Delivered to the other party true, correct and complete copies of all environmental investigations, studies, audits, tests, reports, reviews or other material environmental documentation that are in the possession or under the reasonable control of it or any of its Retained Subsidiaries in relation to any premises presently or formerly owned, used, leased or occupied by it or any of its Retained Subsidiaries.

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Section 3.11 Intellectual Property. Section 3.11 of its Disclosure Letter sets forth a complete and correct list of all registered or applied for Intellectual Property owned by it. It and its Retained Subsidiaries own or have valid rights to use, free and clear of all Encumbrances, other than Permitted Encumbrances, all Intellectual Property used in, held for use in, necessary for the operation and conduct of, or otherwise material to, the businesses of it and its Retained Subsidiaries as now conducted. To its Knowledge, there are no outstanding adverse Governmental Orders to which it or its Retained Subsidiaries is subject with respect to any material Owned Intellectual Property. Since January 1, 2008, neither it nor any of its Retained Subsidiaries has received any written communication alleging that it has infringed or, by conducting its Radio Network Business as proposed, would infringe the Intellectual Property rights of any Person. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated by this Agreement will infringe the Intellectual Property rights of any Person, impair the right of it or any of its Retained Subsidiaries to own or use any of its Owned Intellectual Property or material Licensed Intellectual Property, or, except as set forth in Section 3.11 of its Disclosure Schedule, require the Consent of any other Person in respect thereof. To its Knowledge, the conduct of its and its Retained Subsidiaries’ businesses as currently conducted does not infringe, misappropriate or otherwise conflict with the Intellectual Property rights of any Person. To its Knowledge, since January 1, 2008, except as set forth in Section 3.11 of the Disclosure Letter, there has been no material unauthorized use, infringement or misappropriation of its Owned Intellectual Property or Licensed Intellectual Property by any Person (including its and its Retained Subsidiaries’ employees, former employees and contract workers). To its Knowledge, (i) all of its Owned Intellectual Property is valid and subsisting, and (ii) there is no claim or demand of any Person asserted in any proceeding that is pending or threatened against it or its Retained Subsidiaries that challenges, the rights of it or its Retained Subsidiaries in respect of any of its Owned Intellectual Property or Licensed Intellectual Property. It and its Retained Subsidiaries, in the ordinary course of business, obtain proper and effective assignments or licenses or grants of authority to use, in each case in favor of it and its Retained Subsidiaries, of any Intellectual Property material to its and its Retained Subsidiaries’ Radio Network Businesses that employees or consultants employed or engaged by or on behalf of it and its Retained Subsidiaries, as applicable, have created or developed as part of such employment or engagement. Immediately subsequent to the Closing, the material Owned Intellectual Property will be owned, and, subject to the receipt of all applicable third party Consents set forth on Section 3.11 of its Disclosure Schedule, the material Licensed Intellectual Property will be available for use by Parent or the Surviving Entity or their Subsidiaries on terms and conditions substantially similar to those under which Parent or its Retained Subsidiaries or the Company or its Retained Subsidiaries, as applicable, owned or used such Intellectual Property immediately prior to the Closing. It and its Retained Subsidiaries use personal information collected from users of websites owned and/or operated by it and its Retained Subsidiaries in accordance with privacy policies published to users of such websites and applicable privacy Law.
Section 3.12 Real Property.
(a) It does not own any Owned Real Property, and there are no outstanding options, rights of first offer or rights of first refusal to purchase any Owned Real Property or any portion thereof.

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(b) (i) Section 3.12(b)(i) of its Disclosure Letter contains a true, current and complete list of its Leased Real Property; (ii) it or one of its Retained Subsidiaries has, and at Closing will have, good and valid leasehold interests in each of its Leased Real Properties, and such leasehold interests are free and clear of all Encumbrances, except Permitted Encumbrances; and (iii) except as set forth in Section 3.12(b)(iii) of its Disclosure Letter, (A) it has Delivered to the other party true and complete copies of the Contracts relating to each Leased Real Property (collectively, the “Leases”) and (B) there has not been any sublease or assignment entered into by it or any of its Retained Subsidiaries in respect of any of the Leases.
(c) (i) Except as set forth in Section 3.12(c)(i) of its Disclosure Letter, neither it nor any of its Retained Subsidiaries has leased, subleased, licensed or otherwise granted any Person the right to use or occupy all or any portion of its Real Property and, other than it and/or one of its Retained Subsidiaries, there are no parties in possession of any portion of its Real Property, whether as lessees, tenants at will, trespassers or otherwise and (ii) neither it nor any of its Retained Subsidiaries has received notice of any pending condemnation or similar proceeding affecting any portion of its Real Property and, to its Knowledge, no such action is presently contemplated or threatened.
(d) All Leases are valid and in full force and effect, except where the failure to be in full force and effect, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect. Neither it nor any of its Retained Subsidiaries has violated any provision of, or committed or failed to perform any act which, with or without notice or lapse of time or both, would constitute a default under the provisions of, any Lease, except in each case for those violations and defaults which, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect.
Section 3.13 Employee Benefit Matters.
(a) Section 3.13(a) of its Disclosure Letter contains a true and complete list of (i) any “employee benefit plans” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) (“ERISA Plans”) and (ii) any stock option, stock purchase, restricted stock, equity based, deferred compensation, retiree medical or life insurance, supplemental retirement, change in control, material bonus or incentive, or other material benefit or compensation plans, programs or arrangements and all employment, termination, severance or other contracts or agreements that are not otherwise Material Contracts (except in the case of multiple employment agreements that follow substantially the same form, only such form of employment agreement) to which it or any of its Retained Subsidiaries is a party, or with respect to which it or any of its Retained Subsidiaries has any obligation to or which are maintained, contributed to or sponsored by it or any of its Retained Subsidiaries for the benefit of, any current or former employee, officer or director of it or any of its Retained Subsidiaries, (collectively, with its ERISA Plans, its “Benefit Plans”). Neither it nor any of its Retained Subsidiaries has, or since January 1, 2008 has had, any obligation (A) to create, incur Liability with respect to or cause to exist any other Benefit Plan not listed in Section 3.13(a) of its Disclosure Letter or (B) to modify, change or terminate any of its Benefit Plans, other than with respect to a modification, change or termination required by applicable Law or as would not result in material liability to it or its Retained Subsidiaries.

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(b) Each of its Benefit Plans (other than multiemployer plans or plans sponsored or maintained by a professional employer organization) has been operated in all material respects in accordance with its terms and the requirements of all applicable Laws, including the Code and ERISA. Each of it and its Retained Subsidiaries has performed all material obligations required to be performed by it under, is not in any material respect in default under, or in material violation of, any of its Benefit Plans, any applicable Laws, ERISA, or the provisions of the Code applicable to such Benefit Plans. No Action is pending or, to its Knowledge, threatened with respect to any of its Benefit Plans (other than claims for benefits in the ordinary course). No lien has been imposed under Section 430(k) of the Code or Section 303(k) of ERISA on the assets of it or any of its Retained Subsidiaries, and no event or circumstance has occurred that could reasonably be expected to result in the imposition of any such lien on any such assets.
(c) Each of its ERISA Plans (including, to its Knowledge, any multiemployer plan) that is intended to be qualified under Section 401(a) of the Code and each trust established in connection with any of its ERISA Plans which is intended to be exempt from federal income taxation under Section 501(a) of the Code has received a favorable determination letter from the IRS or is in the form of a prototype document that is the subject of a favorable opinion letter from the IRS, and, to its Knowledge, no fact or event has occurred since the date of such determination or opinion letter that would reasonably be expected to affect the qualified status of any such ERISA Plan or the exempt status of any related trust. None of it or, any of its Retained Subsidiaries, any of its ERISA Plans, any trust created thereunder, or, to its Knowledge, any trustee or administrator thereof has engaged in a transaction or has taken or failed to take any action that could subject it or any of its Retained Subsidiaries to any material liability for either a civil penalty assessed pursuant to Section 409 or 502(i) of ERISA or a tax imposed pursuant to Section 4975(a) or (b), 4976 or 4980B of the Code.
(d) Neither the execution of this Agreement nor the consummation of the transactions contemplated by this Agreement will (i) entitle any employees of it or any of its Retained Subsidiaries to severance pay or any increase in severance pay upon consummation of the transactions contemplated hereby or upon any termination of employment after the date hereof, (ii) accelerate the time of payment or vesting or trigger any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, or increase the amount payable or trigger any other material obligation pursuant to, any of its Benefit Plans, or (iii) limit or restrict the right of it or any of its Retained Subsidiaries to merge, amend or terminate any of its Benefit Plans. None of its Benefit Plans in effect immediately prior to the Closing Date would result separately or in the aggregate (including as a result of this Agreement or the transactions contemplated hereby) in the payment of any “excess parachute payment” within the meaning of Section 280G of the Code.
(e) Neither it nor, any of its Retained Subsidiaries maintains, sponsors, participates in or contributes to any ERISA Plan that is subject to Title IV of ERISA or Section 412 of the Code, nor do they have any Liability with respect thereto or under Title IV of ERISA (including on account of any of their ERISA Affiliates).

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(f) None of its Benefit Plans provides welfare benefits, including death or medical benefits (whether or not insured), with respect to current or former employees of it, its Retained Subsidiaries or any of its ERISA Affiliates after retirement or other termination of service (other than (i) coverage mandated by applicable Laws or (ii) death benefits under any “employee pension plan,” as that term is defined in Section 3(2) of ERISA).
(g) Since January 1, 2005, each of its ERISA Plans that is a “nonqualified deferred compensation plan” (as defined in Section 409A(d)(1) of the Code) (i) has been operated in good faith compliance with Section 409A of the Code and the regulations thereunder and (ii) is in documentary compliance with Section 409A of the Code, in each case, taking into account any applicable transition rules, good faith compliance standards, and extensions of the deadline for compliance.
Section 3.14 Taxes.
(a) All Tax Returns required to have been filed by or with respect to it or any of its Retained Subsidiaries have been timely filed (taking into account any extension of time to file granted or obtained), and such Tax Returns are true, correct and complete in all material respects.
(b) Except as set forth in Section 3.14(b) of its Disclosure Letter, all material Taxes required to have been paid by or with respect to it or any of its Retained Subsidiaries have been paid.
(c) Except as set forth in Section 3.14(c) of its Disclosure Letter, no deficiency for any amount of Tax has been asserted or assessed against it or any of its Retained Subsidiaries that has not been satisfied by payment, settled or withdrawn.
(d) There are no Tax liens on any assets of it or any of its Retained Subsidiaries (other than Permitted Encumbrances).
(e) Except as set forth in Section 3.14(e) of its Disclosure Letter, no examination of any Tax Return (or lack thereof) of it or any of its Retained Subsidiaries is currently in progress. No adjustment relating to any Tax Return has been proposed formally or informally in writing by any Governmental Authority and, to its Knowledge, no basis exists for any such adjustment. No claim has ever been made by any Governmental Authority in a jurisdiction where it or any of its Retained Subsidiaries does not file Tax Returns that it is or may be subject to Taxes by that jurisdiction. Neither it nor any of its Retained Subsidiaries has received any notice of any pending or threatened assessment of Taxes, or any audits, examinations, investigations, or other proceedings in respect of Taxes or Tax Returns of it or any of its Retained Subsidiaries.
(f) Except as set forth in Section 3.14(f) of its Disclosure Letter, neither it nor any of its Retained Subsidiaries has waived any statute of limitations with respect to Taxes.
(g) Except with respect to the Parent Excluded Entities and the Company Excluded Entities, as applicable, neither it nor any of its Retained Subsidiaries is liable for the Taxes of any other Person as a transferee, successor or otherwise, or by reason of having joined in a consolidated, combined or similar Tax return.

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(h) Neither it nor any of its Retained Subsidiaries has participated, within the meaning of Treasury Regulation Section 1.6011-4(c)(3), in any “listed transactions,” “confidential transactions” or “transactions with contractual protections” within the meaning of Section 6011 of the Code and the Treasury Regulations thereunder (or similar provisions of state, local or foreign law).
(i) Neither it nor any of its Retained Subsidiaries has received approval to make or agreed to a change in any accounting method for Tax purposes or has any written application pending with any Governmental Authority requesting permission for any such change. Except as set forth in Section 3.14(i) of its Disclosure Letter, it and each of its Retained Subsidiaries will not be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion of any taxable period) after the Closing Date as a result of any (i) closing agreement as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or non-U.S. Tax law entered into prior to the Closing) or (ii) installment sale or open transaction disposition occurring on or prior to the Closing Date.
(j) All Taxes which it and any of its Retained Subsidiaries are required by law to withhold or collect for payment have been duly withheld and collected, and have been timely paid to the appropriate Governmental Authority.
(k) Neither it nor any of its Retained Subsidiaries is bound by any contractual obligation requiring the indemnification or reimbursement of any Person with respect to the payment of any Tax. It has never been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code. All related party transactions conducted by it or any of its Retained Subsidiaries have been on an arm’s length basis in accordance with Section 482 of the Code.
(l) As of the date of this Agreement, neither it nor any of its Retained Subsidiaries is aware of any fact or circumstance that could reasonably be expected to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.
Section 3.15 Labor Matters.
(a) Except as set forth in Section 3.15(a) of its Disclosure Letter, since January 1, 2008, (i) each of it and its Retained Subsidiaries has been and is in material compliance with all applicable Laws regarding employment and employment practices including all applicable Laws with respect to terms and conditions of employment, health and safety, wages and hours, child labor, immigration, employment discrimination, equal employment opportunity, affirmative action, plant closures and layoffs, workers’ compensation, collective bargaining, labor relations, disability rights or benefits, employee leave issues, worker classification, and unemployment insurance, (ii) neither it nor any of its Retained Subsidiaries has received written or, to its Knowledge, other notice that any Governmental Authority responsible for the enforcement of labor, employment, wages and hours of work, child labor, immigration, or occupational safety and health Laws intended to or intends to conduct an investigation with respect to or relating to

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them, or notice that such investigation is in progress, (iii) there has not been and there is no employment-related Action pending or, to its Knowledge, threatened against it or any of its Retained Subsidiaries before any Governmental Authority, (iv) neither it nor any of its Retained Subsidiaries has been or is a party to, or otherwise bound by, any material order, writ, judgment, injunction, decree, stipulation, ruling, determination or material award relating to employees or employment practices entered by or with any Governmental Authority, and (v) neither it nor any of its Retained Subsidiaries has been or is delinquent in any material payments, nor has there been a pattern of delinquency in payments, to any employees or former employees for any services or amounts required to be reimbursed or otherwise paid.
(b) For each employee of it and its Retained Subsidiaries, a true and accurate list of the employee’s position, total 2010 and 2011 year-to-date compensation (including base salary, bonus, commissions, and other compensation), and salaried/hourly status and its or its Retained Subsidiaries’ classification of such employees as exempt or non-exempt, as of the date hereof, has been provided to the other party’s highest-ranking human resource executive on a confidential basis.
(c) Section 3.15(c) of its Disclosure Letter sets forth a true and accurate list of all persons currently performing or engaged to perform consulting services for it and its Retained Subsidiaries and who are expected to receive more than $5,000 in compensation per calendar year or who are otherwise not terminable on less than thirty (30) days’ notice.
(d) It and its Retained Subsidiaries are and have been in compliance with all notice and other requirements under the Worker Adjustment and Retraining Notification Act of 1988, as amended, and any similar foreign, state or local Law relating to plant closings and layoffs (collectively, the “WARN Act”). Section 3.15(d) of its Disclosure Letter contains a true and complete list of the names and the sites of employment or facilities of those individuals who have suffered an “employment loss” (as defined in the federal WARN Act) at any site of employment or facility of it or any of its Retained Subsidiaries during the 90-day period prior to the date of this Agreement. Section 3.15(d) of its Disclosure Letter shall be updated immediately prior to the Closing with respect to the 90-day period prior to the Closing Date.
(e) Except as listed in Section 3.15(e) of its Disclosure Letter, neither it nor any of its Retained Subsidiaries is a party to or bound by (i) any collective bargaining agreement or similar agreement or relationship with any labor organization or works council, or (ii) work rules or practices agreed to or with any labor organization. There is no works council or employee association applicable to employees of it or any of its Retained Subsidiaries. Presently there is, and since January 1, 2008 there has been, no (x) unfair labor practice charge, complaint, material grievance or material arbitration proceeding arising out of or under any collective bargaining agreement, nor, to its Knowledge, is any such charge, complaint, grievance or proceeding threatened, (y) strike, slowdown, work stoppage, lockout or other material labor dispute, nor, to its Knowledge, is any such dispute threatened against or affecting it or its Retained Subsidiaries, or (z) to its Knowledge, union organizing or decertification activities by employees of it or its Retained Subsidiaries.

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(f) The personnel manuals, handbooks and material policies applicable to employees of it or any of its Retained Subsidiaries are in writing, true and complete copies of which have heretofore been Delivered to the other party.
(g) To its Knowledge, no employee of it or any of its Retained Subsidiaries is in any material respect in violation of any term of any employment agreement, nondisclosure agreement, noncompetition agreement, restrictive covenant or other material obligation to a former employer of such employee relating (i) to the right of such employee to be employed by it or its Retained Subsidiaries or (ii) to the knowledge or use of trade secrets or proprietary information.
Section 3.16 Transactions with Affiliates. No officer, director, Affiliate or Principal Stockholder of it or any of its Retained Subsidiaries (a) has borrowed from, or loaned money or other property to, it or one of its Retained Subsidiaries which has not been repaid or returned, (b) other than in such Person’s capacity as a stockholder, has any interest in any Asset or any property used by it or any of its Retained Subsidiaries or (c) is a party, directly or indirectly, to any Contract with it or any of its Retained Subsidiaries (clauses (a), (b) and (c), collectively, its “Affiliate Transactions”), in each case except as otherwise disclosed on Section 3.16 of its Disclosure Letter.
Section 3.17 Letters of Credit, Surety Bonds and Guaranties. Section 3.17 of its Disclosure Letter sets forth, as of the date hereof, (i) all standby letters of credit (to the extent that they are for the account of it or its Retained Subsidiaries), performance or payment bonds, guaranty arrangements and surety bonds of any nature relating to it or any of its Retained Subsidiaries (other than those entered into in the ordinary course of business with respect to its Leases) (its “Business Guaranties”) and (ii) the amount of each such Business Guaranty. Neither it nor any of its Retained Subsidiaries has agreed to modify or cancel any such Business Guaranty, nor has it or any of its Retained Subsidiaries received written notice of actual or threatened modification or termination of any such Business Guaranty.
Section 3.18 Brokers. Except as set forth in Section 3.18 of its Disclosure Letter, no Person is entitled to any brokerage, finder’s, investment banker’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon any action or agreement by or on behalf of it, its Subsidiaries or any of their respective Affiliates or Principal Stockholders.
Section 3.19 Absence of Certain Changes or Events. Except as set forth in Section 3.19 of its Disclosure Letter, since December 31, 2010 through the date hereof, (a) it and its Retained Subsidiaries have operated their businesses in the normal course consistent with past practice, and none of them has taken any action since such date which would have been prohibited by Section 4.1 hereof if this Agreement had been in effect since such date, and (b) there has not been a Material Adverse Effect.

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Section 3.20 Material Contracts.
(a) Section 3.20(a) of its Disclosure Letter sets forth a list of all of its Material Contracts, setting forth for each such Material Contract the subsections of the definition of Material Contract applicable to such Material Contract.
(b) Except as set forth in Section 3.20(b) of its Disclosure Letter, all of its Material Contracts are in full force and effect, and are legal, valid and binding obligations of it or its Retained Subsidiaries, as applicable, and, to its Knowledge, are valid, binding and enforceable against the other parties thereto. Neither it nor any of its Retained Subsidiaries is in default (and, to its Knowledge, no condition exists that, with notice or lapse of time or both, would constitute such a default by it or any of its Retained Subsidiaries) in the performance, observance or fulfillment of any obligation, covenant or condition contained in any such Material Contract, which default would have, or would reasonably be expected to have, a Material Adverse Effect. To its Knowledge, no other party to any of its Material Contracts is in material default thereunder (nor, to its Knowledge, does any condition exist that, with notice or lapse of time or both, would constitute such a material default by any such party).
Section 3.21 Advertisers, Broadcast Affiliates, Programming Partners and Format Customers. Section 3.21 of its Disclosure Letter sets forth a list of (a) the top 50 advertisers of it and its Retained Subsidiaries (measured by revenue), (b) the top 25 broadcast groups (measured by Average Quarter Hour impressions) of it and its Retained Subsidiaries, (c) the top 25 program suppliers of it and its Retained Subsidiaries (measured by revenue), and (d) the top 10 format customers of it and its Retained Subsidiaries (measured by weekly impressions), in each case for the twelve months ended December 31, 2010 (and additionally, in the case of clause (a) foregoing, for the period from January 1, 2011 through June 30, 2011), together with a listing of revenue (or weekly or Average Quarter Hour impressions, as applicable) by each such advertiser, broadcast affiliate, program supplier and format customer for such period. No such Person listed on Section 3.21 of its Disclosure Letter has (i) terminated, cancelled or, to its Knowledge, threatened to terminate or cancel such Person’s business relationship with it or any of its Retained Subsidiaries or (ii) demanded any material modification, termination or limitation of such Person’s business relationship with it or any of its Retained Subsidiaries, except, in each case of clauses (i) and (ii), for any termination, cancellation, modification or limitation in the ordinary course of business that has not had or would not have a Material Adverse Effect.
Section 3.22 Insurance. Section 3.22 of its Disclosure Letter sets forth a list of all insurance policies covering or relating to it or any of its Retained Subsidiaries. Neither it nor any of its Retained Subsidiaries has agreed to modify or cancel any such policy, nor has it or any of its Retained Subsidiaries received written notice of actual or threatened modification or termination of any such policy. All premiums with respect to such insurance policies have been paid in all material respects on a timely basis, no written notice of cancellation or termination has been received with respect to such policy, and neither it nor any of its Retained Subsidiaries has failed to give any notice or present any claim thereunder in due and timely fashion. There are no pending claims against such insurance by it or any of its Retained Subsidiaries as to which the insurers have denied coverage or otherwise reserved rights. Section 3.22 of its Disclosure Letter lists all claims of it or any of its Retained Subsidiaries which are currently pending with an insurance carrier.

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Section 3.23 Sufficiency of Assets. Its Assets are sufficient for the continued conduct of the Radio Network Business of it and its Retained Subsidiaries after the Closing in the same manner as such Radio Network Business has been conducted prior to the date hereof, in each case after taking into account any separation and transition service arrangements and agreements that were or will be entered into pursuant to its Restructuring Agreement.
Section 3.24 Excluded Assets. Except as set forth in its Restructuring Agreement or in Section 3.24 of its Disclosure Letter, the assets (whether tangible or intangible) of its Excluded Entities are used or held for use exclusively in the business conducted by its Excluded Entities and not in the Radio Network Business, and, except as set forth in its Restructuring Agreement, none of the assets (whether tangible or intangible) of its Excluded Entities are used or held for use by, or are necessary to conduct the business of, it or any of its Retained Subsidiaries. Except as set forth in its Restructuring Agreement, (i) none of it or any of its Retained Subsidiaries is a party to any contract or agreement (in each case, whether written or oral) with any of its Excluded Entities, (ii) none of the Excluded Entities has any interest in any of the property or assets (whether tangible or intangible) used by it or any of its Retained Subsidiaries, and (iii) none of its Excluded Entities provides any services to it or any of its Retained Subsidiaries.
Section 3.25 Bank Accounts. Section 3.25 of its Disclosure Letter identifies all bank and brokerage accounts of it and each of its Retained Subsidiaries, whether or not such accounts are held in its or their respective names, lists the respective signatories therefore and lists the names of all individuals holding a power of attorney from it or any of its Retained Subsidiaries with respect to such accounts.
Section 3.26 Opinion of Financial Advisor. The Board of Directors of Parent has received the opinion of Berenson & Company, LLC, dated as of the date of this Agreement, to the effect that, as of the date of such opinion and subject to the procedures followed, and the qualifications, assumptions and limitations set forth therein, the Exchange Ratio (taking into account the potential issuance of Series A Preferred Stock pursuant to Section 2.10 of this Agreement based on the assumptions referenced in such opinion) is fair, from a financial point of view, to the holders of Parent Stock (other than the Parent Principal Stockholders).
Section 3.27 Books and Records. True, correct and complete copies of the books of account, stock record books and minute books of it and each of its Retained Subsidiaries have been Delivered to the other party, and such books and records have been maintained in accordance with good business practices and in accordance with applicable Law. At the Closing, all of such books and records will be in the possession of it or its Retained Subsidiaries.
Section 3.28 Liabilities Relating to Restructuring Agreements and Excluded Entities. To its Knowledge, (i) there is nothing for which it or any of its Retained Subsidiaries could reasonably be expected to have to make any indemnification or other payments under its Restructuring Agreement, and (ii) there are no other obligations or liabilities (contingent or otherwise) related to its Excluded Entities for which it or any of its Retained Subsidiaries could reasonably be expected to have to make any payment to any third party.

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ARTICLE IV
COVENANTS RELATING TO CONDUCT OF BUSINESS
Section 4.1 Conduct of Business Prior to the Closing.
(a) Except as specifically permitted by this Agreement or set forth in Section 4.1(a) of its Disclosure Letter, during the period from the date of this Agreement to the earlier of the Closing Date or the Termination Date, except as expressly contemplated by its Restructuring Agreements, Parent and the Company shall and shall cause each of their respective Retained Subsidiaries to (i) conduct the operations of it and each of its Retained Subsidiaries in the ordinary course of business consistent with past practice, and (ii) use commercially reasonable efforts to preserve intact its business organization and maintain the existing relations with customers, suppliers, creditors, business partners, insurers and others having business dealings with it and its Retained Subsidiaries.
(b) Each of Parent and the Company covenants and agrees that except (x) as described in Section 4.1(b) of its Disclosure Letter, (y) as expressly contemplated by its Restructuring Agreement (including any agreements expressly contemplated therein as being entered into in connection therewith), and (z) as expressly contemplated by this Agreement (including the Reclassification), during the period from the date of this Agreement to the earlier of the Closing Date or the Termination Date, without the prior written consent of the Company (in the case of Parent) or Parent (in the case of the Company), which shall not be unreasonably withheld, conditioned or delayed, it will not, and will cause each of its Retained Subsidiaries not to:
(i) declare, make or pay any dividends or distributions to the holders of any equity interests, other than dividends, distributions and redemptions declared, made or paid (x) by any of its Retained Subsidiaries solely to it or another of its Retained Subsidiaries, or (y) as required under Section 5.23;
(ii) except for equity interests to be issued or delivered pursuant to options, warrants and phantom-stock, issue, sell, redeem, repurchase, pledge, dispose of or otherwise permit any Encumbrances upon, or authorize the issuance, sale, redemption, repurchase, pledge, disposition or other Encumbrance of, any equity interests, notes, bonds or other securities of it or any of its Retained Subsidiaries (or any option, warrant or other right to acquire the same);
(iii) (1) acquire (including by merger, consolidation, acquisition of stock or all or substantially all of the assets or any other business combination) or make any loan, advance or capital contribution to, or investment in, any Person (other than (x) customary reimbursement of travel and other expenses of an employee, advisor or representative of it or one of its Retained Subsidiaries in the ordinary course of business consistent with past practices or (y) a wholly owned Retained Subsidiary of such party), or, except as permitted by Section 4.1(c), otherwise acquire any assets (other than from a wholly owned Retained Subsidiary of such party, and other than inventory in the ordinary course of business consistent with past practice), (2) sell, lease, license, transfer, or otherwise dispose of or abandon any of its Assets (other than in the ordinary course of business consistent with past practice), or (3) incur any Encumbrance on any of its Asset (other than Permitted Encumbrances);

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(iv) amend or restate the organizational documents of it or any of its Retained Subsidiaries;
(v) except as otherwise expressly set forth in this Agreement or in any other agreement set forth in Section 4.1(b)(v) of its Disclosure Letter, (1) grant or announce any increase in the salaries, bonuses, pension, severance, welfare or other benefits payable to any employee or director other than in the ordinary course of business consistent with past practice, (2) pay any bonus to any employee or director other than as required by Law or pursuant to any plans, programs, policies, practices or agreements existing on the date hereof, (3) establish, enter into, adopt, amend in any material respect or terminate any employee benefit plan or employment agreement to the extent applicable to employees of it or any of its Retained Subsidiaries or amend the terms of any outstanding equity-based awards, (4) take any action to accelerate the vesting or payment, or fund or in any other way secure the payment, of compensation or benefits under any employee benefit plan to the extent applicable to employees of it or any of its Retained Subsidiaries as of the date hereof, (5) enter into or make any loans to any employee (except as permitted pursuant to Section 4.1(b)(iii)) or make any change in its existing borrowing or lending arrangements for or on behalf of any of such person, whether pursuant to an employee benefit plan or otherwise, (6) enter into, adopt or amend in any material respect any severance or change of control agreement with any employee, or (7) promote, or change the title of, any employee to vice president level or above or change the reporting structure of it or any of its Retained Subsidiaries other than in the ordinary course of business consistent with past practice;
(vi) split, combine or reclassify any class of capital stock of it or any of its Retained Subsidiaries, or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for such capital stock;
(vii) dissolve, wind-up or liquidate it or any of its Retained Subsidiaries, other than any such dissolution, winding up or liquidation which is in process on the date hereof;
(viii) adopt or implement any change in the policies or practices of it or any of its Retained Subsidiaries with regard to the extension of discounts or credit to customers or collection of receivables from customers, or delay any payables;
(ix) enter into, adopt, amend, or terminate any collective bargaining Contract or Contract with any labor union;

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(x) except in the ordinary course of business of it and its Retained Subsidiaries consistent with past practice, grant or acquire from any Person, or dispose of or permit to lapse, any rights to any Intellectual Property, or disclose or agree to disclose to any Person, other than employees and representatives of the other party, any non-public Trade Secrets;
(xi) compromise, settle or agree to settle any one or more material Actions or institute any material Action;
(xii) enter into, adopt, amend in any material respect or terminate any of its Material Contracts (other than this Agreement) other than in the ordinary course of business consistent with past practice;
(xiii) file any amendment to any Tax Return or make any election relating to Taxes, change any election relating to Taxes already made, adopt or change any accounting method relating to Taxes, enter into any closing agreement relating to Taxes, settle any material claim or assessment relating to Taxes or consent to any claim or assessment relating to Taxes or any waiver of the statute of limitations for any such claim or assessment;
(xiv) make any amendment to (a) in the case of Parent, the Parent Restructuring Agreement or (b) in the case of the Company, the Company Restructuring Agreement; and;
(xv) enter into any separation or transition service arrangements or agreements with its Excluded Entities;
(xvi) accelerate the billing or other realizations of any accounts receivable or delay the payment of, or fail to pay or satisfy when due, any accounts payable outside the ordinary course of business consistent with past practice;
(xvii) incur any Indebtedness (other than draws on any revolving facility in the ordinary course of business consistent with past practice or as required under Section 5.23) or make any payments or prepayments in respect of any Indebtedness, other than payments in respect of interest which are scheduled as of the date hereof to be paid prior to the Effective Time; and
(xviii) agree to take any of the actions specified in this Section 4.1.
(c) During the period from the date of this Agreement to the earlier of the Closing Date and the Termination Date, unless the Company (in the case of Parent) or Parent (in the case of the Company) provides prior written consent otherwise, Parent and the Company shall not, and shall cause their respective Retained Subsidiaries not to, make any capital expenditures other than in the ordinary course of business consistent with past practice.

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ARTICLE V
ADDITIONAL AGREEMENTS
Section 5.1 Written Consent; Information Statement.
(a) Promptly, but in any event within 10 Business Days, following the execution and delivery of this Agreement by the parties hereto, Parent shall, in accordance with the DGCL, the Parent Charter and the Parent Bylaws, take all action necessary to seek and obtain, as promptly as practicable, the irrevocable written consent of Gores Radio Holdings, LLC, as the holder of a majority of the outstanding Parent Stock, approving all of the transactions contemplated by this Agreement, including the Reclassification and the issuance of Class B Stock and Series A Preferred Stock in connection with the Merger and the adoption of the Restated By-Laws (the “Gores Written Consent”). Parent shall comply with the DGCL, the Parent Charter, the Parent Bylaws and the Exchange Act (including Regulation 14C and Schedule 14C promulgated thereunder) in connection with the Gores Written Consent, including (i) delivering the Information Statement (as defined below) to Parent’s stockholders as required pursuant to the Exchange Act, and (ii) no later than 10 Business Days after the execution of the Gores Written Consent, and in accordance with Section 228 of the DGCL, giving written notice of the taking of the actions described in the Gores Written Consent to all other holders of Parent Stock and providing a description of any appraisal rights of holders of Parent Stock available under Section 262 of the DGCL and any other disclosures with respect to appraisal rights required by Delaware law.
(b) As promptly as reasonably practicable, but in any event within 15 Business Days, following the date hereof, Parent shall prepare and file with the SEC an information statement containing the information specified in Schedule 14C under the Exchange Act with respect to the Gores Written Consent and the transactions approved thereby (such information statement in its definitive form, the “Information Statement”). The Information Statement shall comply as to form in all material respects with the applicable provisions of the Securities Act and the Exchange Act. Parent shall provide the Company with a reasonable opportunity to review and comment on the Information Statement and any communications prior to filing such with the SEC and will promptly provide the Company with a copy of such filing and communications made with the SEC. Parent shall use its reasonable best efforts to have the Information Statement cleared by the SEC as promptly as practicable after such filing.
(c) Each of Parent and the Company shall, as promptly as practicable after receipt thereof, provide the other party copies of any written comments, and advise the other party of any oral comments, with respect to the Information Statement received from the SEC, and advise the other party of any request by the SEC for amendment of the Information Statement. Parent shall provide the Company with a reasonable opportunity to review and comment on any amendment or supplement to the Information Statement and any communications prior to filing such with the SEC and will promptly provide the Company with a copy of all such filings and communications made with the SEC.

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(d) Each party will advise the other party, promptly after it receives notice thereof, of the suspension of the qualification of the Parent Stock issuable in connection with the Merger for offering or sale in any jurisdiction.
(e) If at any time prior to the Effective Time, (i) any event or change occurs with respect to the parties, or any of their respective Affiliates, Principal Stockholders, officers or directors, which should, in Parent’s reasonable discretion, be set forth in an amendment of, or supplement to, the Information Statement or (ii) any information relating to the parties, or any of their respective Affiliates, Principal Stockholders, officers or directors, is discovered by any of the parties which should be set forth in an amendment of, or supplement to, the Information Statement, in each case so that any such document would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the parties shall file as promptly as practicable with the SEC a mutually acceptable amendment of, or supplement to, the Information Statement and, to the extent required by Law, disseminate the information contained in such amendment or supplement to the holders of Parent Stock.
(f) Parent shall use its reasonable efforts to have the Information Statement cleared by the SEC as promptly as practicable after the filing thereof, and Parent will cause the Information Statement to be mailed to the holders of Parent Stock as promptly as practicable, but in any event within 2 Business Days, after the date it is cleared by the SEC.
Section 5.2 Access to Information. Prior to the earlier of the Closing Date or the Termination Date, and upon reasonable advance notice, each party (the “Requested Party”) shall give the other party (the “Requesting Party”) and their authorized representatives (including accountants) reasonable access to, and the right to inspect, those offices, equipment, properties, facilities, contracts, agreements, commitments, books and records (including with respect to Taxes) of such Requested Party and each of its Retained Subsidiaries, as such Requesting Party may reasonably request, and reasonable access to the personnel and agents (including auditors) of such Requested Party and each of its Retained Subsidiaries, as such Requesting Party may reasonably request, in each case only to the extent that such access or inspection (i) is conducted during regular business hours of the Requested Party or its applicable Retained Subsidiaries and in a manner so as not to interfere with the ongoing operations of the Requested Party and its Subsidiaries, (ii) would not jeopardize any attorney-client privilege, as determined in good faith by the Requested Party, and (iii) would not violate, and would not reasonably be expected to violate, any applicable Law.
Section 5.3 Non-Solicitation.
(a) Each of Parent and the Company shall, and shall cause each of its Subsidiaries and its and their respective members, officers, stockholders (including without limitation Gores Radio Holdings, LLC), Affiliates, employees, directors, representatives and agents (collectively for each of Parent and the Company, their “Restricted Parties”) to, immediately cease and cause to be terminated any discussions or negotiations with any parties (other than the parties to this Agreement and their Affiliates, representatives and advisors) that may be ongoing with respect to, or that would be reasonably expected by the parties to lead to, a Takeover Proposal. Each of Parent and the Company shall not, and each of Parent and the Company shall cause each of its Subsidiaries and its and their respective Restricted Parties not to, directly or indirectly, (x) take any action to enter into any agreement

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with respect to any Takeover Proposal, or (y) solicit, negotiate, furnish information to, accept, encourage, consider, participate in negotiations or discussions relating to, or otherwise pursue, any Takeover Proposal, other than the transactions contemplated by this Agreement; provided, however, that at any time prior to the date that is 20 Business Days after the date of this Agreement, in response to a bona fide written unsolicited Takeover Proposal received after the date hereof that the Board of Directors of Parent determines in good faith (after consultation with outside counsel and a financial advisor of nationally recognized reputation) constitutes, or is reasonably expected to lead to, a Superior Proposal, and which Takeover Proposal was not, directly or indirectly, the result of a breach by any Restricted Party of this Section 5.3(a), Parent may, subject to compliance with Section 5.3(b) and Section 5.3(c), (i) furnish information with respect to Parent and its Subsidiaries to the Person making such Takeover Proposal (and its representatives) pursuant to a customary confidentiality agreement not less restrictive of such Person than the Confidentiality Agreement; provided that all such information has previously been Delivered to the Company or is Delivered to the Company prior to or concurrently with the time it is made available to such Person and (ii) participate in discussions or negotiations with the Person making such Takeover Proposal (and its representatives) regarding such Takeover Proposal.
(b) The Board of Directors of Parent has adopted a resolution declaring that this Agreement, the Reclassification and the Merger are advisable, fair to and in the best interests of Parent and the holders of Parent Stock, recommending that the holders of Parent Stock approve and adopt this Agreement, the Reclassification and the Merger and directing that this Agreement, the Reclassification and the Merger be submitted for consideration by Parent’s stockholders (the “Parent Recommendation”). Neither the Board of Directors of Parent nor any committee thereof shall (i) (A) withdraw (or modify in a manner adverse to the Company), or publicly propose to withdraw (or modify in a manner adverse to the Company), the Parent Recommendation or (B) recommend, adopt or approve, or publicly propose to recommend, adopt or approve, any Takeover Proposal, or (ii) approve or recommend, or publicly propose to approve or recommend, or allow any of the Restricted Parties to execute or enter into, any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement, option agreement, joint venture agreement, partnership agreement or other agreement constituting or related to, or that is intended to or would be reasonably expected to lead to, any Takeover Proposal (other than a confidentiality agreement referred to in and as permitted by Section 5.3(a)) (an “Acquisition Agreement”) (each of the items set forth in each subsection of this sentence, a “Parent Adverse Action). Notwithstanding the foregoing, at any time prior to the date that is 20 Business Days after the date of this Agreement, the Board of Directors of Parent (or any committee thereof) may approve or allow Parent or a Subsidiary to enter into an Acquisition Agreement with respect to a Superior Proposal, if, in each case, such Board of Directors (or any committee thereof) determines in good faith (after consultation with outside counsel and a financial advisor of nationally recognized reputation) that taking such action is necessary for the members of the Board of Directors of Parent to comply with their fiduciary duties to the holders of Parent Stock under applicable Law; provided, however, that no action described this sentence shall be taken until after the fifth (5th) Business Day following the Company’s receipt of written notice (a “Notice of Adverse Recommendation Change”) from Parent advising the Company that the Board of Directors of Parent (or a committee thereof) intends to take such action and specifying the reasons therefor, including the material terms and

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conditions of any Superior Proposal that is the basis of the proposed action by the Board of Directors or committee (it being understood and agreed that any amendment to the financial terms or any other material term of such Superior Proposal shall require a new Notice of Adverse Recommendation Change and a new fifth (5th)-Business Day period) and representing that Parent has complied, in all material respects, with its obligations under this Section 5.3, (ii) during such fifth (5th)-Business Day period, Parent shall negotiate with the Company in good faith to make such adjustments to the terms and conditions of this Agreement as would enable Parent to proceed with its recommendation of this Agreement and not take any of the actions described in clauses (x) or (y) of this sentence, (iii) Parent shall not take any of the actions described in (x) or (y) of this sentence, if, prior to the expiration of such fifth (5th)-Business Day period, the Company makes a proposal in writing to adjust the terms and conditions of this Agreement that Parent’s Board of Directors determines in good faith (after consultation with its financial advisors and taking into account any adjustments to the terms and conditions proposed in writing by the Company) to be at least as favorable as the Superior Proposal, and (iv) in the case of an action described in clause (y) above, Parent terminates this Agreement and pays the Termination Fee in accordance with Section 7.4(a) hereof.
(c) Each of Parent and the Company shall promptly advise the other party orally and in writing of receipt by such party of (i) any request for information relating to a Takeover Proposal, (ii) any Takeover Proposal or (iii) any inquiry with respect to any Takeover Proposal and the material terms and conditions of any such request, Takeover Proposal or inquiry (including the identity of the Person or group making any such request, Takeover Proposal or inquiry and a copy of any correspondence relating thereto). Each of Parent and the Company agrees that it shall keep the other party informed of the status and material details (including material amendments or material proposed amendments and a copy of any correspondence relating thereto) of any such request, Takeover Proposal or inquiry and keep the other reasonably informed as to the material details of any information requested of Parent or the Company, as the case may be, and as to the material terms and conditions of any Takeover Proposal.
(d) Nothing contained in this Section 5.3 shall prohibit Parent or its Board of Directors from (i) taking and disclosing to the stockholders of Parent a position contemplated by Rule 14e-2 promulgated under the Exchange Act or (ii) making any disclosure to the stockholders of Parent if, in the good faith judgment of Parent’s Board of Directors (after consultation with outside counsel), such disclosure would be required under applicable Law (including Rule 14d-9 and Rule 14e-2 promulgated under the Exchange Act).
(e) Each of Parent and the Company acknowledge and agree that in the event any of their respective Restricted Parties takes any action which, if taken by Parent or the Company, as applicable, would constitute a breach of this Section 5.3, then the Parent or the Company, as applicable, shall be deemed to be in breach of this Section 5.3 for such action by its Restricted Parties.
Section 5.4 Confidentiality; Public Disclosure; Non-Disparagement.
(a) Confidentiality. The parties hereto acknowledge that Parent and the Company previously executed a mutual non-disclosure agreement dated December 18, 2009, as amended September 24, 2010 and November 8, 2010 (collectively, the “Confidentiality Agreement”), which shall continue in full force and effect in accordance with its terms.

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(b) Public Disclosure. No party shall, directly or indirectly, issue any press release or other public statement relating to the terms of this Agreement or the transactions contemplated hereby or use any other party’s name or refer to any other party directly or indirectly in connection with this Agreement in any media interview, advertisement, news release, press release or professional or trade publication, or in any print media, whether or not in response to an inquiry, without the prior written approval of the other party, unless required by applicable Law or stock exchange rules and then, to the extent permitted by applicable Law, only after providing a draft of any such release or statement to Parent or the Company, as applicable, and giving such Person a reasonable opportunity to review and comment thereon. For the avoidance of doubt, nothing in this Section 5.4(b) shall limit or restrict Parent from filing the Information Statement with the SEC or mailing the Information Statement to its stockholders, as required by Section 5.1 hereof, or otherwise complying with the Exchange Act and the rules promulgated thereunder.
(c) Non-Disparagement. Neither Parent nor the Company shall, and each shall cause their directors, officers and employees to not, prior to earlier of the Closing Date and the termination of this Agreement, make or induce others to make statements or representations, or otherwise communicate, directly or indirectly, in writing, orally, or otherwise, or take any action which is disparaging to the Merger or the parties hereto, their subsidiaries, their stockholders or any of their affiliates or which is disparaging to their respective former or current officers, directors, employees, advisors, businesses or to their reputations. For the avoidance of doubt, nothing in this Section 5.4(c) shall in any way restrict Parent or the Company from continuing to operate their respective businesses in the ordinary course of business consistent with past practice.
Section 5.5 Regulatory and Other Authorizations; Notices and Consents.
(a) The Company, Parent and Merger Sub shall each use reasonable best efforts to promptly obtain all Consents of, and make all Filings with, Governmental Authorities and officials and obtain all Consents of, and give all notices to, third parties, in each case, that may be or become necessary for its execution and delivery of, and the performance of its obligations pursuant to, this Agreement and will cooperate fully with the other party in promptly seeking to obtain all such Consents and making such Filings. Notwithstanding the foregoing or any other covenant herein contained, nothing in this Agreement shall be deemed to require Parent, the Company or any of their respective Affiliates or Principal Stockholders or any portfolio company of any Principal Stockholder (i) to divest or hold separate any assets or agree to limit its future activities, method or place of doing business, (ii) to commence any litigation against any Person in order to facilitate the consummation of the transactions contemplated hereby or (iii) to defend against any litigation brought by any governmental entity seeking to prevent the consummation of, or impose limitations on, any of the transactions contemplated hereby.

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(b) Subject to the last sentence of Section 5.5(a), each party hereto agrees to make any required filing of a Notification and Report Form pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), with respect to the transactions contemplated by this Agreement as promptly as practicable (and in any event within 10 Business Days following the date hereof) and to supply as promptly as practicable any additional information and documentary material that may be requested pursuant to the HSR Act and use its reasonable best efforts to take, or cause to be taken, as promptly as practicable all other actions consistent with this Section 5.5(b) necessary and reasonably agreed upon by the parties to cause the expiration or termination of the applicable waiting periods under the HSR Act as soon as practicable. The Company and Parent shall share equally the filing fee in connection with any such Notification and Report Forms filed pursuant to the HSR Act. Each of the Company, Parent and Merger Sub shall consult with each other prior to taking any material substantive position with respect to the filings under the HSR Act in discussions with or filings to be submitted to any Governmental Authorities, shall permit the other to review and discuss in advance, and consider in good faith the views of the other in connection with, any analyses, presentations, memoranda, briefs, arguments, opinions and proposals to be submitted to any Governmental Authorities with respect to filings under the HSR Act, shall not participate in any meeting or have any communication with any such Governmental Authorities unless it has given the others an opportunity to consult with it in advance and, to the extent permitted by such Governmental Authorities, give the other party the opportunity to attend and participate therein, and shall coordinate with the others in preparing and exchanging such information and promptly provide the others (and their counsel) with copies of all filings, presentations or submissions (and a summary of any oral presentations) made by such party with any Governmental Authorities relating to this Agreement or the transactions contemplated hereby. The parties may, as each deems advisable and necessary, reasonably designate any competitively sensitive material provided to the others under this Section 5.5(b) as “outside counsel only.” Such material and the information contained therein shall be given only to the outside legal counsel of the recipient and will not be disclosed by such outside counsel to employees, officers, or directors of the recipient unless express permission is obtained in advance from the source of the materials or its legal counsel.
(c) FCC Consents.
(i) The transactions contemplated hereby are expressly conditioned on and subject to the prior consent and approval of the Federal Communications Commission (“FCC”) to (a) transfer of control of the Parent FCC Licenses set forth on Section 5.5(c)(i) of the Parent Disclosure Letter; and (b) transfer of control of the Company FCC Licenses set forth on Section 5.5(c)(ii) of the Company Disclosure Letter (collectively, “FCC Consent”). Parent and Company shall take all reasonable steps to cooperate with each other and with the FCC to secure the FCC Consent expeditiously.
(ii) Within three (3) business days after the date of this Agreement, each party shall prepare, execute and cooperate in submitting to the FCC its respective portion(s) of the applications for FCC Consent (“FCC Applications”) and all other materials necessary and proper in connection with such FCC Applications. Each party further agrees to expeditiously prepare amendments to the FCC Applications whenever such amendments are required by the FCC or its rules. The parties shall cooperate in submitting the FCC Applications to the FCC electronically, consistent with the FCC’s procedures. The parties shall prosecute the FCC Applications with all reasonable diligence and otherwise use commercially reasonable efforts to obtain the FCC Consent as expeditiously as reasonably practicable. Except as otherwise provided in this Agreement, each party will be solely responsible for the expenses incurred by it in the preparation, filing and prosecution of its respective portion(s) of the FCC Applications; however, the fees paid to the FCC in conjunction with the FCC Applications will be split equally between Parent and Company.

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Section 5.6 Intellectual Property.
(a) The parties hereto shall cooperate in good faith to, or to cause their respective Affiliates to, effect assignments of or enter into license agreements for Intellectual Property in favor of Parent, the Company or any of their respective Retained Subsidiaries, to the extent any Intellectual Property used or held for use in, or necessary to conduct, the Radio Network Business of Parent, the Company or any of their respective Retained Subsidiaries is owned by any of the Excluded Entities.
(b) Prior to the Closing, each party hereto shall file or cause to be filed the necessary corrective change of ownership and recordals with all patent, trademark, and copyright offices and domain name registrars and other similar authorities where Intellectual Property of it or its Retained Subsidiaries is still recorded in the name of legal predecessors of it or its Retained Subsidiaries, or any Person other than it or its Retained Subsidiaries.
Section 5.7 Further Action. The parties hereto shall use reasonable best efforts to take, or cause to be taken, all appropriate action, to do or cause to be done all things necessary, proper or advisable under applicable Law, and to execute and deliver such documents and other papers, as may be required to carry out the provisions of this Agreement and consummate and make effective the Reclassification and the Merger and the other transactions contemplated by this Agreement. Without limiting the foregoing, each party hereto shall cooperate with the other party, and execute and deliver, or use reasonable best efforts to cause to be executed and delivered all instruments, and to obtain all Consents under any Permit, license, Contract or other instrument, and take all such other actions as such party may reasonably be requested to take by the other party hereto from time to time, consistent with the terms of this Agreement, in order to effectuate the provisions and purposes of this Agreement and the transactions contemplated hereby and to cause the conditions to Closing set forth herein to be satisfied as soon as reasonably practicable.
Section 5.8 Employee Benefits.
(a) As of the Closing Date, Parent shall, or shall cause one of its Subsidiaries (as of immediately after the Closing) to, continue to employ (including through a professional employer organization) each Person so employed by Parent or the Company or any of their respective Retained Subsidiaries as of the Closing Date (such employees, collectively, the “Continuing Employees”).

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(b) For a period of not less than one year following the Closing Date, Parent and the Company shall (or shall cause their respective Subsidiaries to) make available to the Continuing Employees, for so long as such employees remain so employed, employee benefits and compensation opportunities (including salary, wages and annual bonus opportunity) substantially comparable in the aggregate to the employee benefits and compensation opportunities in effect for such Continuing Employees immediately prior to the Closing.
(c) Effective as of the Closing Date, Continuing Employees of Parent and the Company (or one of their respective Retained Subsidiaries) shall be given credit, under each employee benefit plan, program, policy or arrangement of Parent or the Company, as applicable, in which such Continuing Employees are designated as eligible to participate as of the Closing Date, for all service with Parent, the Company or any of their respective Retained Subsidiaries (to the extent such service was credited immediately prior to the Closing Date by Parent, the Company or such Retained Subsidiary, and not in any case where credit would result in duplication of benefits) for purposes of eligibility, vesting, severance and vacation entitlement, but not for purposes of benefit accrual.
(d) No provision of this Agreement shall (i) create any right in any employee of Parent, the Company or any of their respective Subsidiaries to continued employment by Parent, the Company or any of their respective Subsidiaries or Affiliates, or preclude the ability of Parent, the Company, or any of their respective Subsidiaries or Affiliates to terminate the employment of any employee for any reason at any time, with or without notice, subject to applicable Law and any applicable agreements, or (ii) confer upon any employee of Parent, the Company or any of their respective Subsidiaries any rights or remedies under or by reason of this Agreement.
(e) At the written direction of the Company delivered at least three (3) business days prior to the Closing Date, Parent shall, effective as of at least one (1) day prior to the Closing Date, have terminated the Parent 401(k) Plan (the “401(k) Plan”) and no further contributions shall be made to the 401(k) Plan. The Company shall provide Parent with such documents and other information as Parent shall reasonably request to assure itself that the accounts of the Continuing Employees would be eligible rollover distributions.
Section 5.9 Termination of Affiliate Transactions. Prior to the Closing, and except for the Restructuring Agreements or Section 5.9(a) of its Disclosure Letter, each party shall terminate all of its Affiliate Transactions (including without limitation each Affiliate Transaction set forth on Section 5.9(b) of its Disclosure Letter), without any further obligation of such party or any of its Retained Subsidiaries and with any and all related claims against such party and its Retained Subsidiaries being fully discharged; provided that, in no event shall the foregoing restrict any of the transactions contemplated by the Restructuring Agreements or the Digital Reseller Agreement.

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Section 5.10 Disclosure Letters. The information set forth in each section of the Disclosure Letters shall be deemed to provide the information contemplated by, or otherwise qualify, the provisions of this Agreement set forth in the corresponding section of this Agreement and any other section of this Agreement, if and to the extent that it is reasonably apparent on the face of such disclosure that it applies to such other section of this Agreement and regardless of whether such section is qualified by reference to the Disclosure Letters. Prior to the Closing, each party shall have the right from time to time to supplement, modify or update its Disclosure Letter in order to incorporate items or developments arising after the date of this Agreement, and, except for purposes of Article VI, any such supplements, modifications and updates shall supplement, modify and amend its Disclosure Letter for all purposes. Except for purposes of Article VI, from and after the time of any such supplement, modification and/or update, references to the Parent Disclosure Letter or the Company Disclosure Letter shall be references to such Disclosure Letter as so supplemented, modified and/or updated.
Section 5.11 Directors’ and Officers’ Indemnification and Insurance.
(a) From and after the Effective Time, Parent shall and, to the extent applicable, shall cause the Surviving Entity and each of Parent’s other Subsidiaries to, to the fullest extent permitted by applicable Law (and, in the case of former directors and officers, to the extent permitted by the certificate of incorporation or formation, bylaws, operating agreements or other similar governing documents of Parent, the Company or such other Subsidiary, as applicable, in effect as of immediately prior to the Closing), indemnify, defend and hold harmless, and provide advancement of expenses to, each Person who is now, or has been at any time prior to the date hereof or who becomes prior to the Effective Time, a director or officer of Parent or its Subsidiaries (the “Parent Indemnified Parties”) or a director or officer of the Company or its Subsidiaries (the “Company Indemnified Parties” and, collectively with the Parent Indemnified Parties, the “Indemnified Parties”) against all losses, claims, damages, costs, expenses, liabilities, penalties or judgments or amounts that are paid in settlement of or in connection with any claim, action, suit, proceeding or investigation based in whole or in part on or arising in whole or in part out of the fact that such Person is or was a director or officer of Parent, the Company or any of their respective Subsidiaries, and pertaining to any matter existing or occurring, or any acts or omissions occurring, at or prior to the Effective Time, whether asserted or claimed prior to, at or following, the Effective Time, including matters, acts or omissions occurring in connection with the approval of this Agreement and the consummation of the transactions contemplated hereby.
(b) From and after the Closing, Parent shall not, and shall cause the Surviving Entity and each of Parent’s other Subsidiaries not to, amend, repeal or otherwise modify the indemnification provisions of the certificate of incorporation or formation, bylaws, operating agreements or other similar governing documents of Parent, the Surviving Entity or any such other Subsidiary, as applicable, as in effect at the Closing in any manner that would adversely affect the rights thereunder of individuals who at the Closing or as of immediately prior to the Closing were directors, officers, managers, employees or holders of equity interests of such Person. From and after the Closing, Parent shall assume, be liable for and honor, guaranty and stand surety for, and shall cause the Surviving Entity and each of Parent’s other Subsidiaries to honor, in accordance with their respective terms, each of the covenants contained in this Section 5.11, without limit as to time. Parent shall pay all reasonable expenses, including reasonable attorneys’ fees, that may be incurred by an Indemnified Party in enforcing the covenants set forth in this Section 5.11.

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(c) Subject to the parameters set forth in this Section 5.11(c), the Surviving Entity shall, and Parent shall cause the Surviving Entity to, at no expense to the beneficiaries, either (i) continue to maintain in effect for six years from the Effective Time directors’ and officers’ liability insurance and fiduciary liability insurance having terms and conditions at least as favorable to the Company Indemnified Parties as the Company’s current directors’ and officers’ liability insurance and fiduciary liability insurance (the “Company Current Insurance”) with respect to matters existing or occurring at or prior to the Effective Time (including the transactions contemplated hereby), or (ii) purchase a six year extended reporting period endorsement with respect to the Company Current Insurance (a “Company Reporting Tail Endorsement”) and maintain this endorsement in full force and effect for its full term. To the extent purchased after the date hereof and prior to the Effective Time, such insurance policies shall be placed through such broker(s) and with such insurance carriers as may be specified by the Company and as are reasonably acceptable to Parent. Notwithstanding the foregoing, in no event shall Parent or the Surviving Entity be required to expend for any such policies contemplated by this Section 5.11(c) an annual premium (measured for purposes of any “tail” by reference to 1/6th the aggregate premium paid therefor) amount in excess of 300% of the annual premiums currently paid by the Company for such insurance; provided, further, that if the annual premiums of such insurance coverage exceed such amount, Parent or the Surviving Entity shall obtain a policy with the greatest coverage available for a cost not exceeding such amount. Notwithstanding the first and second sentences of this Section 5.11(c), but subject to the third sentence of this Section 5.11(c), the Company shall be permitted at its sole and exclusive option to purchase a Company Reporting Tail Endorsement prior to the Effective Time.
(d) Subject to the parameters set forth in this Section 5.11(d), Parent shall, at no expense to the beneficiaries, either (i) continue to maintain in effect for six years from the Effective Time directors’ and officers’ liability insurance and fiduciary liability insurance having terms and conditions at least as favorable to the Parent Indemnified Parties as Parent’s current directors’ and officers’ liability insurance and fiduciary liability insurance (the “Parent Current Insurance”) with respect to matters existing or occurring at or prior to the Effective Time (including the transactions contemplated hereby), or (ii) purchase a six year extended reporting period endorsement with respect to the Parent Current Insurance (a “Parent Reporting Tail Endorsement”) and maintain this endorsement in full force and effect for its full term. Such insurance policies shall be placed through such broker(s) and with such insurance carriers as may be specified by Parent and as are reasonably acceptable to the Company. Notwithstanding the foregoing, in no event shall Parent expend for any such policies contemplated by this Section 5.11(d) an annual premium (measured for purposes of any “tail” by reference to 1/6th the aggregate premium paid therefor) amount in excess of 300% of the annual premiums currently paid by Parent for such insurance without the prior written consent of the Company; provided, further, that if the annual premiums of such insurance coverage exceed such amount, Parent shall obtain a policy with the greatest coverage available for a cost not exceeding such amount. Notwithstanding the first and second sentences of this Section 5.11(d), but subject to the third sentence of this Section 5.11(d), Parent shall be permitted at its sole and exclusive option to purchase a Parent Reporting Tail Endorsement prior to the Effective Time.
(e) In the event that Parent, the Surviving Entity or any other Subsidiary of Parent after the Closing, or any of their respective successors or assigns, (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity in such consolidation or merger, or (ii) transfers all or substantially all of its properties and assets to any Person, then and in either such case, Parent shall make proper provision so that the successors and assigns of Parent, the Surviving Entity or the applicable Subsidiary, as the case may be, shall assume the obligations set forth in this Section 5.11.
(f) The provisions of this Section 5.11 shall survive the consummation of the Closing.

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Section 5.12 Financing.
(a) The parties shall, and shall cause each of their respective Affiliates to, use reasonable best efforts to cause its and their officers, directors, employees, accountants, consultants, legal counsel, agents and other representatives to cooperate in connection with the arrangement of the Financing as may be reasonably requested by Parent or the Company, including (i) participation in meetings, presentations, drafting sessions, due diligence sessions and sessions with prospective lenders, investors and ratings agencies in connection with any of the Financing; (ii) furnishing Parent, the Company and the Financing Sources, as promptly as practicable, with financial and other pertinent information regarding Parent, the Company and each of their Retained Subsidiaries, including all financial statements and financial and operating data in respect of Parent, the Company and their Retained Subsidiaries of the type required by Regulation S-X and Regulation S-K under the Securities Act for a registered offering, including audits thereof to the extent so required (which audits shall be unqualified) and pro forma adjustments and related assumptions to reflect the transactions contemplated by this Agreement, including the effects of the Merger, and consummation of the Parent Preliminary Transactions or the Company Preliminary Transactions; (iii) assisting Parent, the Company and the Financing Sources in the preparation of any offering documents, lender and investor presentations, rating agency presentations, private placement memoranda, bank information memoranda (including the delivery of customary authorization and management representation letters, including letters to the Financing Sources relating to the authorization of the distribution of documents to prospective lenders containing a representation to the Financing Sources that the public side versions of such documents, if any, do not include material non-public information), bank syndication materials and similar documents for any of the Financing and all documentation and other information required in connection with applicable “know your customer” and anti-money laundering rules and regulations, including U.S.A. Patriot Act of 2001; (iv) reasonably cooperating with the marketing efforts of Parent, the Company and the Financing Sources for any of the Financing, including presentations and road shows to and with, among others, prospective lenders, investors and ratings agencies; (v) reasonably facilitating the pledging of collateral, including taking all actions reasonably necessary to establish bank and other accounts and blocked account agreements in connection with the foregoing and executing, delivering and filing customary pledge and security documents or other definitive financing documents or otherwise facilitating the pledging of collateral and grant of security interests from and after the Closing as may be reasonably requested by Parent or the Company; provided that any obligations of the Company and its Retained Subsidiaries contained in all such agreements and documents shall be operative no earlier than the Closing; (vi) obtaining accountants’ comfort letters and consents, landlord waivers and estoppels, non-disturbance agreements, non-invasive environmental assessments, legal opinions, surveys and title insurance and other customary documentation as reasonably requested by the Financing Sources, Parent or the Company; (vii) permitting the lenders or other investors participating in the Financing to evaluate Parent’s, the Company’s and their Retained Subsidiaries’ current assets, accounts receivable, cash

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management and accounting systems, policies and procedures relating thereto for the purpose of establishing collateral arrangements or values; (viii) assisting in obtaining corporate and facilities ratings for the Financing; (ix) requesting customary payoff letters, lien terminations and instruments of discharge to be delivered on the Closing Date to allow the payoff, discharge and termination of existing indebtedness and liens related thereto; (x) providing reasonable access, during normal business hours and upon reasonable advance notice, to its offices, properties and other facilities and the books and records related thereto; (xi) taking all corporate actions, subject to the occurrence of the Closing, necessary to permit the consummation of the Financing and to permit the proceeds thereof to be made available to Parent and the Company, including (A) executing and delivering such officer’s certificates as are customary in financings (including using reasonable best efforts to deliver a certificate with respect to solvency of Parent from the chief executive officer, president or chief financial officer of Parent to the extent required in connection with the Financing), (B) executing and delivering documents and instruments relating to guarantees and other matters ancillary to the Financing, and (C) entering into one or more credit agreements, indentures or other instruments or agreements on terms reasonably satisfactory to Parent and the Company in connection with the Financing, to be operative immediately upon the Effective Time, to the extent direct borrowings or debt incurrence by Parent, the Company or any of their Retained Subsidiaries is contemplated for the Financing, and reasonably assisting in the negotiation thereof and (xii) otherwise taking actions within its control to cooperate in satisfying the conditions precedent set forth in the Commitment Letters or any definitive document related to the Financing. Notwithstanding the foregoing, such requested cooperation shall not unreasonably interfere with the ongoing operations of Parent, the Company and their Subsidiaries. Each of Parent and the Company agrees to share equally all fees, costs and expenses related to the Financing incurred prior to the Effective Time, including any commitment or other similar fee and any fees payable to the ratings agencies.
(b) Each of Parent and the Company hereby consents to the use of its and its Retained Subsidiaries’ logos in connection with the Financing; provided that such logos are used solely in a manner that is not intended to nor reasonably likely to harm or disparage Parent, the Company or its Retained Subsidiaries.
Section 5.13 Notice to Stockholders. Promptly following delivery to and receipt by the Company of the Company Stockholder Consent, the Company shall send written notice to each non-consenting holder of Company Stock of the adoption of the Merger Agreement and shall also send to each holder of Company Stock entitled to appraisal rights under Section 262 of the DGCL the notice required by Section 262 of the DGCL. The Company shall provide a copy of such notice to Parent prior to mailing such notice to holders of Company Stock for Parent’s reasonable review and comment.
Section 5.14 Representation of the Company and its Retained Subsidiaries. Each of the parties hereby agrees, on its own behalf and on behalf of its directors, members, partners, stockholders, officers, employees and Affiliates, that Kirkland & Ellis LLP may serve as counsel to the Company and each Retained Subsidiary of the Company, on the one hand, and all or any of the holders of Company Stock and/or the Company Excluded Entities, on the other hand, in connection with the negotiation, preparation, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and that, following consummation of the transactions contemplated hereby, Kirkland & Ellis LLP (or any successor) may serve as counsel to all or any of the holders of Company Stock and/or the Company Excluded Entities, or any director, officer, employee, Affiliate or direct or indirect member, partner or stockholder of such Person (including Oaktree Capital Management, L.P. and its Affiliates), in connection with any litigation, claim or obligation arising out of or relating to this Agreement or the transactions contemplated hereby notwithstanding such representation of the Company or any Retained Subsidiary of the Company, and each of the parties hereby consents thereto and waives any conflict of interest arising therefrom, and each of such parties shall cause any Affiliate and Principal Stockholder thereof to waive any conflict of interest arising from such representation.

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Section 5.15 Use of Excluded Marks. Parent shall not, and shall cause its Affiliates (excluding, for the avoidance of doubt, with respect to the Metro Marks only, the Parent Principal Stockholders and, with respect to the Triton Marks only, the Company Principal Stockholders, but including, after the Closing, the Surviving Entity and each of Parent’s other Subsidiaries) not to, use or license or permit any third party to use or license any Excluded Mark, or any other Trademark that is confusingly similar to any of the Excluded Marks or any other Intellectual Property belonging to the applicable Excluded Entities and Parent acknowledges that Parent and its Affiliates (excluding, for the avoidance of doubt, with respect to the Metro Marks only, the Parent Principal Stockholders and, with respect to the Triton Marks only, the Company Principal Stockholders, but including, after the Closing, the Surviving Entity and each of Parent’s other Subsidiaries) have no rights whatsoever to use the Excluded Marks or such Intellectual Property. Within 90 days following the Closing Date, Parent shall cause the Surviving Entity and each of Parent’s other Subsidiaries to remove from their respective assets, properties, stationery, literature and Internet website any and all Excluded Marks and dispose of any unused stationery, business cards, literature and all other goods and material of whatever kind of such Persons bearing such Excluded Marks. Notwithstanding anything in this Agreement to the contrary, but subject to the terms of the Restructuring Agreements, Parent and its Affiliates shall have the right, at all times after the Closing, to (i) keep records and other historical or archival documents containing or referencing the Excluded Marks, (ii) refer to the historical fact that Parent and its Retained Subsidiaries, and the Company and its Retained Subsidiaries, previously conducted their respective businesses under the Excluded Marks, and (iii) use the Excluded Marks to the extent permitted as a fair use under applicable Law.
Section 5.16 Post-Closing Record Retention and Access. Parent acknowledges that certain books and records and other materials (including Tax and financial data, securities filings and disclosures, minutes of meetings of shareholders or other equityholders or Boards of Directors or other governing bodies, and management and board presentations) in the possession of Parent, the Company (or the Surviving Entity, as applicable) or their respective Retained Subsidiaries may contain information relating to, or which may be applicable to or used in connection with, the businesses of the applicable Excluded Entities, and that from and after the Closing such Excluded Entities shall retain all copies of, and Parent, the Surviving Entity, and each of Parent’s other Subsidiaries shall have no right to access, any such books and records and other materials to the extent relating to, or which may be applicable to or used in connection with, the businesses of the applicable Excluded Entities. In addition, from and after the Closing, Parent, the Surviving Entity, and each of Parent’s other Subsidiaries shall provide the authorized representatives of the applicable Excluded Entities with reasonable access (for the purpose of examining and copying), during normal business hours, to any books and records and other

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materials in the possession of the Parent, the Surviving Entity, and each of Parent’s other Subsidiaries relating to periods prior to the Closing Date in connection with general business purposes, whether or not relating to or arising out of this Agreement or the transactions contemplated hereby (including the preparation of Tax Returns, amended Tax Returns or claims for refund (and any materials necessary for the preparation of any of the foregoing), the preparation of financial statements including for periods ending on or prior to the Closing Date, and the management and handling of any Action, whether or not such Action is a matter with respect to which indemnification may be sought hereunder), compliance with the rules and regulations of the IRS, the SEC or any other Governmental Authority or any purposes otherwise relating to the businesses of the applicable Excluded Entities. The obligations of Parent, the Surviving Entity, and each of Parent’s other Subsidiaries with respect to such books and records shall include maintaining, for at least the retention period specified in this Section 5.16, computer systems permitting access to any such books and records which are stored in electronic form in a fashion which is not less efficient than current access methods. Unless otherwise consented to in writing by an authorized representative of the applicable Excluded Entity, Parent shall not and shall cause the Surviving Entity and each of Parent’s other Subsidiaries not to, for a period of seven (7) years following the Closing Date, destroy, alter or otherwise dispose of any books and records and other materials of Parent, the Surviving Entity, and such other Subsidiaries, or any portions thereof, relating to periods prior to the Closing Date without first offering to surrender to such applicable authorized representatives such books and records and materials or such portions thereof.
Section 5.17 Listing of Shares of Parent Stock. Parent shall use its reasonable best efforts to cause the shares of Class A Stock, which the Class B Stock to be issued in the Merger are convertible into, to be approved for listing on the NASDAQ Global Market prior to the Closing Date.
Section 5.18 State Takeover Laws. If any “fair price,” “business combination” or “control share acquisition” statute or other similar statute or regulation is or shall become applicable to the transactions contemplated hereby, each of Parent, the Company and their respective Boards of Directors shall take such actions as are necessary so that the transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated hereby and shall otherwise act to minimize the effects of any such statute or regulation on the transactions contemplated hereby.
Section 5.19 Stockholder Litigation. Each party shall promptly advise the other party in writing of any litigation brought by any stockholder of such party against such party and/or its directors relating to this Agreement and/or the transactions contemplated by the Restructuring Agreements, including the Merger, the Parent Preliminary Transactions and the Company Preliminary Transactions, shall use reasonable best efforts to keep the other party informed of any material developments regarding any such litigation, and, to the extent permitted by applicable Law, give the other party the opportunity to participate therein. Neither Parent or its Subsidiaries, nor the Company or its Subsidiaries, may settle any such stockholder litigation without the consent of the other party (not to be unreasonably withheld, conditioned or delayed).

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Section 5.20 Tax Treatment. It is intended that, for U.S. federal income tax purposes (and where applicable, state and local income tax purposes), the Merger shall qualify as a reorganization within the meaning of Section 368(a) of the Code, and that this Agreement be, and is hereby adopted as, a plan of reorganization for purposes of Sections 354 and 361 of the Code. Each of Parent, the Company and Merger Sub shall use its reasonable best efforts to cause the Merger to qualify as a reorganization under the provisions of Section 368(a) of the Code. No party shall take any action, cause or permit any action to be taken, or fail to take any action, that would reasonably be expected to cause the Merger to fail to qualify as a reorganization within the meaning of Section 368(a) of the Code. Each party hereto agrees to report the Merger as a reorganization under the provisions of Section 368(a) of the Code on all applicable Tax Returns.
Section 5.21 FIRPTA Certificate. At or prior to Closing, Parent shall have received from the Company (x) an affidavit certifying that interests in the Company are not “United States real property interests” (within the meaning of Section 897 of the Code), which affidavit shall be dated as of the Closing Date, signed under penalties of perjury and in accordance with the provisions of Treasury Regulations Sections 1.1445-2(c) and 1.897-2(h) (the “FIRPTA Certificate”) and (y) a form of notice to the IRS in accordance with the requirements of Treasury Regulation Section 1.897-2(h)(2) along with written authorization for Parent to deliver such FIRPTA Certificate and notice to the IRS on behalf of the Company upon the Closing.
Section 5.22 Registration Rights Agreement. At or prior to Closing, Parent and the other parties thereto shall execute and deliver the Registration Rights Agreement.
Section 5.23 Distributions to Stockholders of Parent. On the Business Day immediately preceding the Closing Date, Parent shall declare a dividend (payable to record holders of Parent Common Stock as of such date) equal to the excess, if any, of (a) the Parent Target Net Debt amount, over (b) the aggregate Net Indebtedness of Parent and its Retained Subsidiaries as of the close of business on the Business Day immediately prior to the Closing. If Parent does not have sufficient cash or Cash Equivalents in excess of $3,000,000 legally available to pay such dividend, Parent may incur an amount of Indebtedness under its existing revolving credit facility equal to any shortfall and distribute those borrowings in full or partial payment of such dividend (with, for the avoidance of doubt, such incremental Indebtedness incurred being included in the calculation of the aggregate Net Indebtedness of Parent and its Retained Subsidiaries set forth in the immediately preceding sentence).
ARTICLE VI
CONDITIONS PRECEDENT
Section 6.1 Condition Precedent to Each Party’s Obligations. The respective obligations of each party to consummate the transactions contemplated hereby are subject to the following conditions:
(a) there shall be no order, statute, rule, regulation, executive order, stay, decree, judgment or injunction that shall have been enacted, entered, promulgated or enforced by any court or Governmental Authority which restrains, prohibits or prevents the consummation of the transactions contemplated hereby;

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(b) any waiting period applicable to the Merger under the HSR Act shall have expired or early termination thereof shall have been granted, and the FCC Consent shall have been obtained;
(c) holders of Company Stock holding a majority of the outstanding Company Stock shall have delivered their written consent to adopt this Agreement (the “Company Stockholder Consent”);
(d) Gores Radio Holdings, LLC, as the holder of a majority of the outstanding Parent Stock, shall have delivered the Gores Written Consent;
(e) Parent shall have sent or given the Information Statement to the holders of Parent Stock at least 20 Business Days before the Closing Date in accordance with Rule 14c-2 under the Exchange Act;
(f) Parent shall have obtained the Financing contemplated by Section 5.12, or the Financing Sources shall be prepared to provide the Financing immediately following the consummation of the Merger;
(g) the Restated By-Laws shall have been adopted by the Board of Directors of Parent and shall be in effect; and
(h) the Restated Charter shall have been filed with the Secretary of State of the State of Delaware and be in effect, and the Reclassification shall have become effective thereby.
Section 6.2 Conditions Precedent to Parent’s and Merger Sub’s Obligations. The obligations of Parent and Merger Sub to consummate the transactions contemplated hereby are subject to the fulfillment of each of the following additional conditions, any one or more of which may be waived in writing by Parent in its sole discretion:
(a) the Company shall have performed in all material respects its obligations under this Agreement required to be performed on or prior to the Closing Date pursuant to the terms hereof;
(b) (i) the representations and warranties of the Company contained in Sections 3.1, 3.2, and 3.3 shall be true and correct (except for any de minimis failure to be true and correct) at and as of the Closing Date as if made on the Closing Date (except to the extent such representations and warranties are made as of a specific date, in which case such representations and warranties shall be true and correct as of such date), and (ii) all other representations and warranties of the Company contained in Article III hereof shall be true and correct (disregarding all qualifications or limitations as to “materiality,” “Material Adverse Effect” or words of similar import) at and as of the Closing Date as if made on the Closing Date (except to the extent such representations and warranties are made as of a specific date, in which case such representations and warranties shall be true and correct as of such date), except where the failure of any such representation or warranty to be true has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to the Company;

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(c) there shall not have occurred, since the date hereof, a Material Adverse Effect with respect to the Company;
(d) Parent shall have received a certificate of the Chief Executive Officer or President of the Company, on behalf of the Company, dated the Closing Date, certifying to the fulfillment of the conditions set forth in clauses (a), (b), and (c) of this Section 6.2;
(e) the Company shall have received or made, as applicable, and provided Parent evidence of, the Consents and the Filings with respect to the Company described in Section 3.5 of this Agreement, and such Consents and Filings shall not have expired or been withdrawn as of the Closing Date;
(f) holders of Company Stock holding no more than 3% of the outstanding shares of Company Stock shall have demanded appraisal for their shares pursuant to the DGCL;
(g) Parent shall have received the written opinion of its counsel, Skadden, Arps, Slate, Meagher & Flom LLP, dated as of the Closing Date and in form and substance reasonably satisfactory to Parent, to the effect that, on the basis of facts, representations and assumptions set forth in such opinion, the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Code. In rendering such opinion, counsel may require and rely upon customary representations contained in certificates of officers of Parent, the Company and Merger Sub, reasonably satisfactory in form and substance to it; and
(h) the Indemnity and Contribution Agreement, in the form of Exhibit F hereto (the “Indemnity and Contribution Agreement”) shall be in full force and effect as of the Closing Date.
Section 6.3 Conditions Precedent to the Company’s Obligations. The Company’s obligations to consummate the transactions contemplated hereby are subject to the fulfillment of each of the following additional conditions, any one or more of which may be waived in writing by the Company in its sole discretion:
(a) Parent and Merger Sub shall have performed in all material respects their obligations under this Agreement required to be performed on or prior to the Closing Date pursuant to the terms hereof;
(b) (i) the representations and warranties of Parent and Merger Sub contained in Sections 3.1, 3.2, and 3.3 shall be true and correct (except for any de minimis failure to be true and correct) at and as of the Closing Date as if made on the Closing Date (except to the extent such representations and warranties are made as of a specific date, in which case such representations and warranties shall be true and correct as of such date), and (ii) all other representations and warranties of Parent and Merger Sub contained in Article III hereof shall be true and correct (disregarding all qualifications or limitations as to “materiality,” “Material Adverse Effect” or words of similar import) at and as of the Closing Date as if made on the Closing Date (except to the extent such representations and warranties are made as of a specific date, in which case such representations and warranties shall be true and correct as of such date), except where the failure of any such representation or warranty to be true has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Parent;

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(c) there shall not have occurred, since the date hereof, a Material Adverse Effect with respect to Parent;
(d) the Company shall have received a certificate of the Chief Executive Officer or President of Parent, dated the Closing Date, on behalf of Parent, certifying to the fulfillment of the conditions set forth in clauses (a), (b), and (c) of this Section 6.3;
(e) Parent shall have received or made, as applicable, and provided the Company evidence of, the Consents and the Filings with respect to Parent described in Section 3.5 of this Agreement, and such Consents and Filings shall not have expired or been withdrawn as of the Closing Date;
(f) the Registration Rights Agreement shall have been duly executed and delivered by Parent;
(g) if required under Section 2.10 hereof, the Promissory Note shall have been duly executed and delivered by Parent to holders of Company Stock;
(h) all required actions shall have been taken such that, immediately following the Effective Time, the Post-Closing Parent Directors shall be appointed, and entitled to serve, as the directors of Parent and shall comprise the entire membership of the Board of Directors of Parent;
(i) the Voting Agreement shall have been duly executed and delivered by Gores Radio Holdings, LLC as of the date hereof, and shall be in full force and effect as of the Closing Date;
(j) the Indemnity and Contribution Agreement shall be in full force and effect as of the Closing Date;
(k) Parent shall have caused the bylaws of Westwood One Radio Networks, Inc. (f/k/a Unistar Radio Networks, Inc.) to have been amended to remove the requirement that 75% of the directors then in office must approve certain actions of Westwood One Radio Networks, Inc., as set forth in Section 6 of Article II thereof; and
(l) The Company shall have received a written opinion of its counsel, Kirkland & Ellis LLP, dated as of the Closing Date and in form and substance reasonably satisfactory to the Company, to the effect that, on the basis of facts, representations and assumptions set forth in such opinion, the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Code. In rendering such opinion, counsel may require and rely upon customary representations contained in certificates of officers of Parent, the Company and Merger Sub, reasonably satisfactory in form and substance to it.

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ARTICLE VII
TERMINATION
Section 7.1 Termination. Except with respect to provisions that expressly survive the termination of this Agreement, this Agreement may be terminated at any time prior to Closing (the date of any such termination, the “Termination Date”):
(a) by mutual written agreement of Parent and the Company;
(b) by either Parent or the Company if a court of competent jurisdiction or Governmental Authority shall have issued an order, decree or ruling, or taken any other action, restraining, enjoining or otherwise prohibiting the Closing of the transactions contemplated hereby and such order, decree, ruling or other action shall have become final and non-appealable;
(c) by either Parent or the Company if the Closing shall not have occurred on or prior to 90 calendar day after the date hereof; provided that the right to terminate this Agreement pursuant to this Section 7.1(c) shall not be available to a party if the failure of the Closing to have occurred prior to such date was primarily due to the failure of such party to perform any of its obligations under this Agreement;
(d) by the Company if a breach of any representation, warranty, covenant or agreement on the part of Parent set forth in this Agreement shall have occurred which if uncured would cause any condition set forth in Section 6.3(a) or 6.3(b) not to be satisfied, and such breach is incapable of being cured or, if capable of being cured, shall not have been cured within twenty (20) Business Days following receipt by Parent of written notice of such breach from the Company; provided that the Company shall not have the right to terminate this Agreement pursuant to this Section 7.1(d) if the Company is then in material breach of the representations, warranties, covenants or agreements contained herein and such breach would give rise to the failure of the conditions set forth in Section 6.2(a) or 6.2(b) to be satisfied;
(e) by Parent if a breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement shall have occurred which if uncured would cause any condition set forth in Section 6.2(a) or 6.2(b) not to be satisfied, and such breach is incapable of being cured or, if capable of being cured, shall not have been cured within twenty (20) Business Days following receipt by the Company of written notice of such breach from Parent; provided that Parent shall not have the right to terminate this Agreement pursuant to this Section 7.1(e) if Parent is then in material breach of the representations, warranties, covenants or agreements contained herein and such breach would give rise to the failure of the conditions set forth in Section 6.3(a) or 6.3(b) to be satisfied;
(f) by the Company, if Gores Radio Holdings, LLC, as the holder of a majority of the outstanding Parent Stock, has not delivered the Gores Written Consent within one (1) day after the date hereof;
(g) by Parent, if holders of Company Stock holding a majority of the outstanding Company Stock have not delivered the Company Stockholder Consent within one (1) day after the date hereof;

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(h) by Parent, if holders of Company Stock holding more than 3% of the outstanding shares of Company Stock shall have demanded appraisal for their shares pursuant to the DGCL;
(i) by Parent, if prior to the date that is 20 Business Days after the date of this Agreement, (A) Parent’s Board of Directors or any committee thereof shall have received a Superior Proposal and notified the Company thereof, (B) Parent’s Board of Directors or any committee thereof determines in good faith, after consultation with a financial advisor of nationally recognized reputation and outside legal counsel, that the taking of such action is necessary for the members of the Board of Directors of Parent to comply with their fiduciary duties to holders of Parent Stock under applicable Law, (C) Parent shall have complied in all material respects with Section 5.2 and Section 5.3, (D) on the date of such termination, Parent enters into a definitive agreement for, or consummates, the transaction contemplated by such Superior Proposal and (E) not later than the day of such termination, the Company shall have received the Termination Fee in accordance with Section 7.4; or
(j) by the Company, if (A) a Parent Adverse Action shall have occurred, (B) a tender or exchange offer relating to any Parent Stock shall have been commenced and Parent shall not have sent to its security holders, within ten (10) Business Days after the commencement of such tender or exchange offer, a statement disclosing that Parent recommends rejection of such tender or exchange offer or (C) the Board of Directors of Parent or any committee thereof approves or recommends a Takeover Proposal to the holders of Parent Stock or approves or recommends that holders of Parent Stock tender their Parent Stock in any tender offer or exchange offer.
Section 7.2 Fees and Expenses. Except as otherwise expressly provided in this Agreement, if the Merger is not consummated, the fees and expenses incurred by each party in connection with the negotiation, preparation, execution and delivery of this Agreement and the documents and instruments contemplated hereby and in connection with the transactions contemplated hereby, including all fees and disbursements of accountants, appraisers and other advisors retained by any party shall be the sole responsibility of such incurring and retaining party; provided that (a) the fees and expenses incurred by the parties in respect of such parties’ legal counsel after the date hereof shall be split equally between Parent and the Company and (b) the fees and expenses incurred by the parties in respect of such parties’ legal counsel at any time (including prior to the date hereof) with respect to the obtaining of the Financing shall be split equally between Parent and the Company. If the Merger is consummated, the Surviving Entity shall pay and/or reimburse Parent and the Company for all reasonable documented out-of-pocket fees and expenses incurred by Parent or the Company (including prior to the date hereof), as applicable, in order to consummate the transactions contemplated by this Agreement. The Surviving Entity shall be responsible for all transfer, sales, use, documentary, stamp, recording and similar taxes, if any, incurred in connection with any of the transactions contemplated by this Agreement.

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Section 7.3 Procedures and Effect of Termination. If this Agreement is terminated as provided herein, this Agreement (other than this Section 7.3) shall forthwith become void and of no further force and effect, and there shall be no liability or obligation on the part of Parent, the Company, any Subsidiary of Parent or the Company or any of their respective officers, directors, direct or indirect stockholders or partners or Affiliates (except for the obligations of the parties contained in Section 5.5(b), the last sentence of Section 5.12(a) and in Section 7.2 and Section 7.4); provided, however, that nothing in this Section 7.3 shall be deemed to release any party from any liability arising prior to termination for any willful breach by such party of the terms and provisions of this Agreement. Each party’s right of termination under Section 7.1 is in addition to any other rights it may have under this Agreement or otherwise, the exercise of a right of termination will not be an election of remedies, and the terminating party’s right to pursue all legal remedies will survive any such termination unimpaired.
Section 7.4 Termination Fee.
(a) If this Agreement is terminated pursuant to Section 7.1(i) or Section 7.1(j) then Parent shall pay the Company $5,625,000 (the “Termination Fee”) not later than the day of such termination. The Termination Fee shall be paid by wire transfer of immediately available funds to an account designated in writing to Parent by the Company. For the avoidance of doubt, in no event shall (i) Parent be obligated to pay, or cause to paid, the Termination Fee on more than one occasion and (ii) Parent’s maximum aggregate liability under this Agreement exceed the Termination Fee.
(b) Parent acknowledges that the agreements contained in this Section 7.4 are an integral part of the transactions contemplated by this Agreement, that the damages resulting from termination of this Agreement under circumstances where a Termination Fee is payable are uncertain and incapable of accurate calculation and that the amounts payable pursuant to Section 7.4(a) are reasonable forecasts of the actual damages which may be incurred and constitute liquidated damages and not a penalty, and that, without these agreements, the Company would not enter into this Agreement; accordingly, if Parent fails to promptly pay the Termination Fee, and, in order to obtain such payment the Company commences a suit which results in a judgment against Parent for the Termination Fee, Parent shall pay to the Company its costs and expenses (including attorneys’ reasonable fees) in connection with such suit.
ARTICLE VIII
GENERAL PROVISIONS
Section 8.1 Non-Survival of Representations and Warranties and Covenants. All representations and warranties set forth in Article III, and the covenants contained herein that are to be performed prior to the Closing, shall not survive, and thus shall expire upon, the Closing.
Section 8.2 Amendment and Modification. This Agreement may be amended by the parties, by action taken or authorized by their respective Boards of Directors; provided that no amendment shall be made which by Law (or in the case of Parent, the rules and regulations of the NASDAQ Global Market) requires further approval by its stockholders without obtaining such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties by its duly authorized representatives.

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Section 8.3 Waiver of Compliance; Consents. Any failure of a party to comply with any obligation, covenant, agreement or condition herein may be waived, but only if such waiver is in writing and is signed by the party against whom the waiver is to be effective. Such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this Section 8.3.
Section 8.4 Notices. All notices and other communications hereunder shall be in writing (including by fax) and shall be deemed to have been duly given (i) when delivered in person, (ii) one (1) Business Day after being sent by reputable overnight courier, (iii) when faxed during business hours (with confirmation of transmission having been received) or (iv) three (3) Business Days after being mailed by registered or certified mail (postage prepaid, return receipt requested), in each case to the respective parties at the following addresses (or at such other address for a party as shall be specified by like notice):
(a) If to Parent, Merger Sub or the Surviving Entity:
Westwood One, Inc.
1166 Avenue of the Americas, 10th Floor
New York, NY 10036
Attention: General Counsel
Fax: (212) 641-2198
with copies to:
The Gores Group, LLC
10877 Wilshire Blvd, 18th Floor
Los Angeles, CA 90024
Attention: General Counsel
Fax: (310) 443-2149
and
Skadden, Arps, Slate, Meagher & Flom LLP
300 South Grand Avenue, Suite 3400
Los Angeles, CA 90071-3144
Attention: Rick C. Madden, Esq.
Fax: (213) 621-5379
(b) If to the Company prior to the Effective Time:
Verge Media Companies, Inc.
15303 Ventura Boulevard, Suite 1500
Sherman Oaks, CA 91403
Attention: Chief Executive Officer
Fax: (818) 990-0930

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with copies to:
Oaktree Capital Management, L.P.
333 S. Grand Ave., 28th Floor
Los Angeles, CA 90071
Attention: Andrew Salter
Fax: (213) 830-6394
and
Kirkland & Ellis LLP
300 North LaSalle
Chicago, IL 60654
Attention: Christopher J. Greeno, P.C.
Tana M. Ryan
Fax: (312) 862-2200
Section 8.5 Assignment; No Third-Party Beneficiaries. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by any of the parties hereto without the prior written consent of the other party hereto, except that Parent may assign any or all of its rights and interests hereunder collaterally for the benefit of the Financing Sources. Notwithstanding anything contained in this Agreement to the contrary, except (i) as set forth in Section 5.11 and (ii) that the Financing Sources shall be express third party beneficiaries of Section 8.6 and Section 8.7, nothing contained in this Agreement (including Section 5.8), is intended to confer upon any Person (including any employees) other than the parties hereto and their respective successors and permitted assigns any rights, remedies, obligations or liabilities hereunder.
Section 8.6 Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement and all other agreements executed pursuant to the terms of this Agreement (excluding the Commitment Letters) will be governed by and construed in accordance with the laws of the State of Delaware without reference to the choice of law principles thereof. The Company, Merger Sub and Parent hereby irrevocably and unconditionally submit to the exclusive jurisdiction of the Chancery Court of Delaware and, in the absence of such jurisdiction, the United States District Court for the District of Delaware, and, in the absence of such federal jurisdiction, the parties consent to be subject to the exclusive jurisdiction of any Delaware state court sitting in New Castle County and hereby waive the right to assert the lack of personal or subject matter jurisdiction or improper venue in connection with any such suit, action or other proceeding. Notwithstanding the foregoing, each of the parties hereto agrees that it will not bring or support any action, suit, claim or proceeding, cause of action, claim, cross-claim or third party claim of any kind or description, whether in law or in equity, whether in contract or in tort or otherwise, against any of the Financing Sources in any way relating to this Agreement or any of the transactions contemplated by this Agreement, including but not limited to any dispute arising out of or relating in any way to the Commitment

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Letters or the performance thereof, in each case, in any forum other than the Supreme Court of the State of New York, County of New York, or, the United States District Court for the Southern District of New York (and appellate courts thereof). Each of the parties hereto also agrees that any final and non-appealable judgment against a party hereto in connection with any action, suit or other proceeding shall be conclusive and binding on such party and that such award or judgment may be enforced in any court of competent jurisdiction, either within or outside of the United States. A certified or exemplified copy of such award or judgment shall be conclusive evidence of the fact and amount of such award or judgment. THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT SUCH PARTIES MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY SUIT OR ACTION ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) INCLUDING ANY LITIGATION AGAINST ANY FINANCING SOURCES ARISING OUT OF THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY OR THE COMMITMENT LETTERS OR THE NEGOTIATION, EXECUTION OR PERFORMANCE HEREOF OR THEREOF. EACH PARTY HEREBY CERTIFIES THAT NO OTHER PARTY HERETO NOR ANY OF THEIR REPRESENTATIVES HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THEY WOULD NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL. FURTHER, EACH PARTY ACKNOWLEDGES THAT THE OTHER PARTIES RELIED ON THIS WAIVER OF RIGHT TO JURY TRIAL AS A MATERIAL INDUCEMENT TO ENTER INTO THIS AGREEMENT.
Section 8.7 Claims. Notwithstanding anything herein to the contrary, each of Parent and Merger Sub hereby acknowledges that it shall have no claims (contractual or otherwise) against any Financing Source relating to the Merger or the Financing.
Section 8.8 Specific Performance. Each of the parties hereto acknowledges that the parties’ rights to consummate the transactions contemplated hereby are unique and recognizes and affirms that, in the event of a breach of this Agreement by any party, money damages may be inadequate and the non-breaching party or parties may have no adequate remedy at law. Accordingly, the parties agree the such non-breaching party or parties shall have the right, in addition to any other rights and remedies existing in its or their favor at law or in equity, to enforce its or their respective rights and the other parties’ obligations hereunder by an action or actions for specific performance, injunctive and/or other equitable relief (without posting of bond or other security).
Section 8.9 Counterparts; Effectiveness. This Agreement may be executed by the parties hereto individually or in any combination, in counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument. In the event that any signature to this Agreement or any amendment hereto is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof. No party hereto shall raise the use of a facsimile machine or e-mail delivery of a “.pdf” format data file to deliver a signature to this Agreement or any amendment hereto or the fact that such signature was transmitted or communicated through the use of a facsimile machine or e-mail delivery of a “.pdf” format data file as a defense to the formation or enforceability of a contract, and each party hereto forever waives any such defense.

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Section 8.10 Severability. If any provision or provisions of this Agreement or of any of the documents or instruments delivered pursuant hereto, or any portion of any provision hereof or thereof, shall be deemed invalid or unenforceable pursuant to a final determination of any court of competent jurisdiction or as a result of future legislative action, then such provision or portion thereof shall be construed to give effect to the parties’ intent regarding such provision or portion thereof to the maximum extent permitted by applicable Law, and such determination or action shall be construed so as not to affect the validity, enforceability or effect of any other portion hereof or thereof.
Section 8.11 Headings; Interpretation.
(a) The headings of the various Articles and Sections of this Agreement have been inserted for the purpose of convenience of reference only, and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement.
(b) When reference is made in this Agreement to an Article or Section, such reference shall be to an Article or Section of this Agreement unless otherwise indicated. Whenever the words “included,” “includes” or “including” (or any other tense or variation of the word “include”) are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” As used in this Agreement, the auxiliary verbs “will” and “shall” are mandatory, and the auxiliary verb “may” is permissive (and, by extension, is probative when used negatively, as a denial of permission). All accounting terms used but not otherwise defined in this Agreement shall have the meanings determined by GAAP. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The definitions contained in this Agreement are applicable to the singular as well as to the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument or statute defined or referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes.
Section 8.12 No Strict Construction. The parties to this Agreement have been or have had the opportunity to be represented by counsel during the negotiation and execution of this Agreement and waive the application of any Laws or rule of construction providing that ambiguities in any agreement or other document will be construed against the party drafting such agreement or other document.
Section 8.13 Time of Essence. With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.

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Section 8.14 Entire Agreement. This Agreement, and the documents and instruments referred to herein, embody the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersede all prior agreements and understandings between the parties with respect to the subject matter hereof. There are no restrictions, promises, representations, warranties, covenants or undertakings of the parties hereto in respect of the subject matter hereof, other than those expressly set forth or referred to herein or therein.
Section 8.15 Public Announcements. Parent and the Company shall jointly agree to any press releases or other announcement regarding the transaction contemplated by this Agreement. Prior to the Closing, this Agreement and the substance of the transactions described herein shall be kept confidential, and, except as required by law and then after consultation among the parties, disclosed only on “a need to know” basis to those persons directly involved in facilitating the transactions described herein and the Closing; provided that the transactions may be disclosed publicly as a result of HSR Act review and approval and by Parent, the Company and their respective Affiliates and Principal Stockholders to their respective investors, potential financing sources and their representatives and regulatory authorities. Notwithstanding anything herein or in any document related hereto to the contrary, the parties (and each employee, representative or other agent of the parties) may disclose to any and all Persons, without limitation of any kind, the tax treatment and any facts that may be relevant to the tax structure of the transactions beginning on the date hereof.
Section 8.16 Dispute Costs. In the event of any dispute, controversy, action, proceeding or claim arising out of or relating to this Agreement, or the breach hereof, which is ultimately resolved by a court of competent jurisdiction, the non-prevailing party will reimburse the substantially prevailing party for its reasonable costs and expenses (including legal fees and expenses) actually incurred in connection with such dispute, controversy, action, proceeding or claim.
[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

COMPANY:

VERGE MEDIA COMPANIES, INC.

By:	/s/ Neal Schore

	Name:	Neal Schore
	Title:	President and Chief Executive Officer
[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PARENT:

WESTWOOD ONE, INC.

By:	/s/ David Hillman

	Name:	David Hillman
	Title:	GC and CAO

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

MERGER SUB:

RADIO NETWORK HOLDINGS, LLC

By: Westwood One, Inc.
Its:	Sole Member

By:	/s/ David Hillman

	Name:	David Hillman
	Title:	GC and CAO

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Annex B-1
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
WESTWOOD ONE, INC.
The undersigned, [Name of Officer], certifies that [he/she] is the [Title of Officer] of Dial Global, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), and does hereby further certify as follows:
(1) The name of the Corporation is Westwood One, Inc. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on June 21, 1985.
(2) This Amended and Restated Certificate of Incorporation amends and, as amended, restates in its entirety the Certificate of Incorporation and has been duly proposed by resolutions adopted and declared advisable by the Board of Directors of the Corporation and duly executed and acknowledged by the officers of the Corporation in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware.
(3) The text of the Certificate of Incorporation of the Corporation is hereby amended and restated to read in its entirety as follows:
FIRST: NAME
The name of the corporation is Westwood One, Inc. (the “Corporation”).
SECOND: REGISTERED OFFICE
The registered office of the Corporation is located at 2711 Centerville Road, Suite 400, City of Wilmington, New Castle County, State of Delaware. The name of its registered agent at such address is Corporation Service Company.
THIRD: PURPOSE
Subject to Clause (b)(i)(C)(2) of Article FOURTH, the purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware as set forth in Title 8 of the Delaware Code (the “GCL”).

FOURTH: CAPITAL STOCK
(a) AUTHORIZED CAPITAL STOCK.
(i) The total number of shares of stock that the Corporation shall have authority to issue is 5,035,200,000 shares, consisting of: (1) 5,000,000,000 shares of Class A Common Stock, par value $0.01 per share (“Class A Common Stock”); (2) 35,000,000 shares of Class B Common Stock, par value $0.01 per share (“Class B Common Stock”); and (3) 200,000 shares of Preferred Stock, par value $.01 per share (“Preferred Stock”), issuable in one or more series as hereinafter provided. Except as otherwise expressly provided in this Amended and Restated Certificate of Incorporation, Class A Common Stock and Class B Common Stock shall be identical in all respects and shall have equal rights and privileges. References to the Common Stock, unless otherwise provided, refer to both the Class A Common Stock and the Class B Common Stock.
(ii) Upon this Amended and Restated Certificate of Incorporation becoming effective (the “Effective Time”), each share of Common Stock, par value $.01 per share, issued and outstanding immediately prior to the Effective Time (“Old Common Stock”) shall be reclassified as and converted into one share of Class A Common Stock. Each certificate that previously represented shares of Old Common Stock shall, from and after the Effective Time, represent the number of shares of Class A Common Stock into which the shares of Old Common Stock previously represented by such stock certificate were converted pursuant hereto.
(iii) The number of authorized shares of Class A Common Stock or Preferred Stock may be increased or decreased (but the number of authorized shares of Class A Common Stock may not be decreased below (1) the number of shares thereof then outstanding plus (2) the number of shares of Class A Common Stock issuable upon the conversion of Class B Common Stock and the exercise of outstanding options, warrants, exchange rights, conversion rights or similar rights for Class A Common Stock, and the number of authorized shares of Preferred Stock may not be decreased below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the Common Stock together with any other class of capital stock of the Corporation entitled to vote thereon in accordance with its terms irrespective of the provisions of Section 242(b)(2) of the GCL or any corresponding provision hereinafter enacted.
(iv) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purposes of issuance upon conversion of the outstanding shares of Class B Common Stock, such number of shares of Class A Common Stock that shall be issuable upon the conversion of all such outstanding shares of Class B Common Stock; provided, however, that nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of the conversion of the outstanding shares of Class B Common Stock by delivery of shares of Class A Common Stock which are held in the treasury of the Corporation. All shares of Class A Common Stock issued upon conversion of shares of Class B Common Stock shall, upon issue, be validly issued, fully paid and non-assessable.

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(b) COMMON STOCK VOTING RIGHTS AND DIRECTORS; DIVIDENDS AND DISTRIBUTIONS; SPLITS; OPTIONS; MERGERS; LIQUIDATION; PREEMPTIVE RIGHTS; CONVERSION.
(i) Common Stock Voting Rights and Directors.
(A) The holders of shares of Common Stock shall have the following voting rights and powers:
(1) Each holder of Class A Common Stock and Class B Common Stock shall be entitled, with respect to each share of Common Stock held by such holder on the applicable record date, to one (1) vote in person or by proxy on all matters submitted to a vote of the holders of Class A Common Stock and/or Class B Common Stock, whether voting separately as a class, together as a single class or otherwise. Except as required by applicable law or in connection with a Sale of the Corporation (as hereinafter defined), no vote of any holder of Common Stock shall be required in connection with any matters to be undertaken by the Corporation or its subsidiaries.
(2) Until the third anniversary of the effective date of this Amended and Restated Certificate of Incorporation, the affirmative vote of not less than two-thirds of the outstanding Class A Common Stock (voting as a separate class) shall be required to approve a Sale of the Corporation (as hereinafter defined), unless the price per share of Class A Common Stock in such transaction exceeds $7.78, minus the per share amount of all cash dividends to holders of record after July 30, 2011 and prior to the date of such Sale of the Corporation (subject, in each case, to adjustment based upon stock splits, stock dividends and transactions having similar effects). “Sale of the Corporation” means a sale of all or substantially all of the assets of the Corporation, or a merger, sale of stock or other transaction in which the holders of Common Stock of the Corporation immediately prior to such transaction (excluding any stockholders who are directly or indirectly part of the buying group in such transaction), collectively do not own a majority of the voting securities and a majority of the economic interests of all capital stock of the Corporation immediately following such transaction.
(3) Except as otherwise required by applicable law, there shall be no cumulative voting on any matter brought to a vote of stockholders of the Corporation.
(B) The number of directors which shall constitute the whole Board of Directors shall initially be nine (9), and shall thereafter be fixed by, or in the manner provided in, the By-Laws of the Corporation. In addition:
(1) Until the later of (x) the date that is eighteen (18) months following the effective date of this Amended and Restated Certificate of Incorporation and (y) the date on which at least 35% of the outstanding shares of Common Stock are freely tradable on the NASDAQ Stock Market or other national securities exchange (the later of (x) and (y), the “Board Trigger Date”), the holders of Class A Common Stock voting together as a separate class shall be entitled to elect three (3) members of the Board of

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Directors, at least one (1) of whom shall be an “Independent Director” (as defined by NASDAQ Marketplace Rule 5605(a)(2) or any successor provision), which such Independent Director shall be reasonably acceptable to a majority of the directors elected by the holders of Class B Common Stock; provided, however, that (A) at such time as all outstanding shares of Class B Common Stock have been converted into shares of Class A Common Stock in accordance with Clause (b)(viii) of this Article FOURTH, the holders of Class A Common Stock (or if any holders of shares of Preferred Stock are entitled to vote thereon together with the holders of Class A Common Stock, as one class with such holders of shares of Preferred Stock) shall be entitled to elect all members of the Board of Directors (other than any member of the Board of Directors elected separately by the holders of one or more series of Preferred Stock); and (B) following the Board Trigger Date (but prior to the events described in (A) above), the holders of Class A Common Stock and Class B Common Stock (or if any holders of shares of Preferred Stock are entitled to vote thereon together with the holders of Class A Common Stock or Class B Common Stock, as one class with such holders of shares of Preferred Stock), voting together as a single class, shall be entitled to elect all members of the Board of Directors (other than any member of the Board of Directors elected separately by the holders of one or more series of Preferred Stock).
(2) Prior to the Board Trigger Date, the Corporation shall be required to nominate its Chief Executive Officer for election to the Board of Directors at each meeting of stockholders held to elect members to the Board of Directors. The Chief Executive Officer shall be elected to the Board of Directors upon receipt of a plurality of votes of the holders of Common Stock (or if any holders of shares of Preferred Stock are entitled to vote thereon together with the holders of Class A Common Stock, together as one class with such holders of Preferred Stock), voting together as a single class.
(3) Subject to the proviso in Clause (b)(i)(B)(1) and Clause (b)(i)(B)(2) of Article FOURTH, until the Board Trigger Date, the holders of Class B Common Stock voting together as a separate class shall be entitled to elect each other member of the Board of Directors, at least two (2) of whom shall be Independent Directors, which such Independent Directors shall be reasonably acceptable to a majority of the directors elected by the holders of Class A Common Stock.
(4) Any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause of a member of the Board of Directors elected by the holders of Class A Common Stock voting separately as a class shall be filled by majority vote of the remaining director or directors elected by the holders of Class A Common Stock, even if less than a quorum, or if there are no such directors or such directors fail to fill such vacancies within thirty (30) days, by the vote of the holders of Class A Common Stock, voting separately as a class (or if any holders of Preferred Stock are entitled to vote thereon together with the holders of Class A Common Stock, as one class with such holders of Preferred Stock). Any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause of a member of the Board of Directors elected by the holders of Class B Common Stock voting separately as a class shall be filled by majority vote of the remaining directors so elected by the holders of Class B Common Stock, even if less than a quorum, or if there are no such directors or such directors fail to fill such vacancies within

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thirty (30) days, by the vote of the holders of Class B Common Stock voting separately as a class; provided, however, that at such time as all outstanding shares of Class B Common Stock have been converted into shares of Class A Common Stock in accordance with Clause (b)(viii) of this Article FOURTH, any such vacancies shall be filled by majority vote of the remaining directors then in office, although less than a quorum, or by a sole remaining director, or if there are no such directors or such directors fail to fill such vacancies within thirty (30) days, by the holders of Class A Common Stock (or if any holders of shares of Preferred Stock are entitled to vote thereon together with the holders of Class A Common Stock, together as one class with such holders of Preferred Stock). Any vacancy on the Board of Directors resulting from death, resignation, disqualification, removal or other cause of the Chief Executive Officer shall remain vacant until a replacement is elected by the holders of the Common Stock in accordance with Clause (b)(i)(B)(2) of Article FOURTH. The foregoing provisions of this Clause (b)(i)(B)(4) of this Article FOURTH shall not apply to any members of the Board of Directors elected by one or more series of Preferred Stock voting as a separate class.
(C) Until the later of (x) date on which at least 35% of the outstanding shares of Common Stock are freely tradable on the NASDAQ Stock Market or other national securities exchange, and (y) the date on which the Authorized Class B Holders (as defined below) shall cease to own a majority of the outstanding shares of voting securities of the Corporation:
(1) The following actions may not be taken (or agreed to be taken) by the Corporation without the consent of (x) all of the Independent Directors or (y) a majority of the members of the Board of Directors elected by the holders of the Class A Common Stock and a majority of the members of the Board of Directors elected by the holders of the Class B Common Stock: (i) entering into any acquisition or disposition that would require the approval of the Stockholders of the Corporation under the GCL or applicable stock exchange rules (other than a Sale of the Corporation (as defined in Clause (b)(i)(A)(2) of this Article FOURTH) over which the holders of the Class A Common Stock do not have a separate class vote); or (ii) taking any action to liquidate, dissolve or wind up the Corporation; and
(2) The following actions may not be taken (or agreed to be taken) by the Corporation without the consent of a majority of the members of the Board of Directors elected by the holders of the Class A Common Stock and a majority of the members of the Board of Directors elected by the holders of the Class B Common Stock: (i) materially changing the scope of the Corporation’s business operations, which consists of operating in the media industry generally, (ii) filing for bankruptcy, insolvency, receivership or similar proceedings by or against the Corporation; or (iii) amending the By-Laws of the Corporation or the organization documents of any of its material subsidiaries in a manner that is contrary to the terms of this Amended and Restated Certificate of Incorporation.

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(3) The following actions may not be taken (or agreed to be taken) by the Corporation without the consent of a majority of the members of the Board of Directors elected by the holders of the Class A Common Stock: (i) amending the By-Laws of the Corporation or the organization documents of any of its material subsidiaries in a manner that (x) materially adversely affects the rights of holders of Class A Common Stock in a disproportionate manner relative to the holders of Class B Common Stock (it being understood that equity issuances by the Corporation or its subsidiaries (including without limitation the issuance of any interests as contemplated by Clause (b)(iv) of this Article FOURTH) and any expansions of the size of the Board of Directors or the boards of directors or managers of any subsidiaries of the Corporation in connection with any such equity issuances shall not be deemed to materially adversely affect such rights) or (y) prior to the Board Trigger Date, adversely affects the right of the holders of Class A Common Stock to elect the members to the Board of Directors provided for in Clause (b)(i)(B)(1) of this Article FOURTH or the approval right set forth in Clause (b)(i)(C) of this Article FOURTH of the directors elected by the holders of Class A Common Stock or, prior to the third anniversary of the effective date of this Amended and Restated Certificate of Incorporation, adversely affects the rights of holders of Class A Common Stock to approve a Sale of the Corporation pursuant to Clause (b)(i)(A)(2) of this Article FOURTH; or (ii) the Corporation electing not to pay any amounts as and when owing by the Corporation under that certain Stock Purchase Agreement, dated as of April 29, 2011, between the Corporation and Clear Channel Acquisition LLC (the “Clear Channel SPA”); provided that this subsection (ii) shall not apply (A) at any time after the Guaranty (as defined in the Clear Channel SPA) no longer imposes any payment obligations on the guarantors thereunder; or (B) if the making of such payment would cause a default under any of the Corporation’s or its subsidiaries’ debt obligations.
(4) The following actions may not be taken (or agreed to be taken) by the Corporation without the consent of a majority of the members of the Board of Directors elected by the holders of the Class B Common Stock: (i) amending the By-Laws of the Corporation or the organization documents of any of its material subsidiaries in a manner that (x) materially adversely affects the rights of holders of Class B Common Stock in a disproportionate manner relative to the holders of Class A Common Stock (it being understood that equity issuances by the Corporation or its subsidiaries (including without limitation the issuance of any interests as contemplated by Clause (b)(iv) of this Article FOURTH) and any expansions of the size of the Board of Directors or the boards of directors or managers of any subsidiaries of the Corporation in connection with any such equity issuances shall not be deemed to materially adversely affect such rights) or (y) prior to the Board Trigger Date, adversely affects the right of the holders of Class B Common Stock to elect the members to the Board of Directors provided for in Clause (b)(i)(B)(3) of this Article FOURTH or the approval right set forth in Clause (b)(i)(C) of this Article FOURTH of the directors elected by the holders of Class B Common Stock; or (ii) entering into any transaction with Affiliates other than the holders of Class B Common Stock and other than Exempt Transactions.
For purposes of this Clause (b)(i)(C) of this Article FOURTH, (a) “Affiliate” with respect to the Corporation means any person or entity controlling, controlled by or under common control with the Corporation, and such “control” will be presumed if any person or entity owns 10% or more of the voting securities of the Corporation; and (b) “Exempt Transaction” means any of the following transactions with the Corporation or any of its subsidiaries: (x) any transaction undertaken pursuant to the Digital Reseller Agreement, dated as of July 29, 2011 between Triton Media Group, LLC (to be renamed Triton Media, LLC), a California limited liability company, and Dial Communication Global Media, LLC, a Delaware limited liability company, as in effect on the effective date hereof; (y) with the approval of a majority of disinterested directors (which approval would not be required for pre-existing

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arrangements or for transactions in compliance with clause (z) below), arms-length ordinary course business arrangements with portfolio companies of Oaktree Capital Management, L.P., The Gores Group, LLC and Black Canyon Capital, including, without limitation, ordinary course business arrangements with Townsquare Media, LLC, Grenax Broadcasting, and/or Liberman Broadcasting (and/or their respective Affiliates, subsidiaries or acquirers); or (z) so long as in compliance with the Corporation’s policy, if any, on related party transactions (as approved by the Independent Directors), other de minimis arms-length commercial transactions that have lifetime cost or gross revenue to the Corporation (based on remaining contract duration) that is equal to or less than 0.5% of the Corporation’s annual operating costs or gross revenues for the preceding fiscal year.
(D) Except as otherwise required by applicable law, the Corporation shall not, without the prior affirmative vote of holders of at least a majority of the voting power of the outstanding Class A Common Stock voting as a separate class, amend, modify or repeal, or agree to amend, modify or repeal, in each case including by merger, consolidation or otherwise, Article FOURTH, Article FIFTH or Article EIGHTH in a manner that (x) materially adversely affects the rights of holders of Class A Common Stock in a disproportionate manner relative to the holders of Class B Common Stock (it being understood that equity issuances by the Corporation or its subsidiaries (including without limitation the issuance of any interests as contemplated by Clause (b)(iv) of this Article FOURTH) and any expansions of the size of the Board of Directors or the boards of directors or managers of any subsidiaries of the Corporation in connection with any such equity issuances shall not be deemed to materially adversely affect such rights) or (y) prior to the Board Trigger Date, adversely affects the right of the holders of Class A Common Stock to elect the members to the Board of Directors provided for in Clause (b)(i)(B)(1) of this Article FOURTH or the approval right set forth in Clause (b)(i)(C) of this Article FOURTH of the directors elected by the holders of Class A Common Stock or, prior to the third anniversary of the effective date of this Amended and Restated Certificate of Incorporation, adversely affects the rights of holders of Class A Common Stock to approve a Sale of the Corporation pursuant to Clause (b)(i)(A)(2) of this Article FOURTH;
(E) Except as otherwise required by applicable law, the Corporation shall not, without the prior affirmative vote of holders of at least a majority of the voting power of the outstanding Class B Common Stock voting as a separate class, amend, modify or repeal, or agree to amend, modify or repeal, in each case including by merger, consolidation or otherwise, Article FOURTH, Article FIFTH or Article EIGHTH in a manner that (x) materially adversely affects the rights of holders of Class B Common Stock in a disproportionate manner relative to the holders of Class A Common Stock (it being understood that equity issuances by the Corporation or its subsidiaries (including without limitation the issuance of any interests as contemplated by Clause (b)(iv) of this Article FOURTH) and any expansions of the size of the Board of Directors or the boards of directors or managers of any subsidiaries of the Corporation in connection with any such equity issuances shall not be deemed to materially adversely affect such rights) or (y) prior to the Board Trigger Date, adversely affects the right of the holders of Class B Common Stock to elect the members to the Board of Directors provided for in Clause (b)(i)(B)(3) of this Article FOURTH or the approval right set forth in Clause (b)(i)(C) of this Article FOURTH of the directors elected by the holders of Class B Common Stock;

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(F) Except as otherwise expressly provided in this Amended and Restated Certificate of Incorporation or the By-Laws or required by applicable law, the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation (or if any holders of shares of any series of Preferred Stock are entitled to vote together with the holders of Common Stock, as one class with such holders of such series of Preferred Stock); provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on the adoption of any Certificate of Designations designating the rights and preferences of any series of Preferred Stock.
(G) Any action required or permitted to be taken at any meeting of any holders of Common Stock and Preferred Stock may be taken without a meeting in accordance with the terms of the By-Laws.
(ii) Dividends and Distributions.
(A) Subject to the preferences applicable to any series of Preferred Stock outstanding at any time, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions in cash, property or shares of stock of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor; provided, however, that, subject to the provisions of this Clause (b)(ii) of this Article FOURTH, the Corporation shall not pay dividends or make distributions to any holders of any class of Common Stock unless simultaneously with such dividend or distribution, as the case may be, the Corporation makes the same dividend or distribution with respect to each outstanding share of Common Stock regardless of class.
(B) In the case of dividends or other distributions on Common Stock payable in Class A Common Stock or Class B Common Stock, including without limitation distributions pursuant to stock splits or divisions of Class A Common Stock or Class B Common Stock, each class of Common Stock shall receive a dividend or distribution in shares of its class of Common Stock and the number of shares of each class of Common Stock payable per share of such class of Common Stock shall be equal in number.
(iii) Stock Splits.
The Corporation shall not in any manner subdivide (by any stock split, stock dividend, reclassification, recapitalization or otherwise) or combine (by reverse stock split, reclassification, recapitalization or otherwise) the outstanding shares of one class of Common Stock unless the outstanding shares of all classes of Common Stock shall be proportionately subdivided or combined.

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(iv) Options, Rights or Warrants.
The Corporation shall have the power to create and issue, whether or not in connection with the issue and sale of any shares of stock or other securities of the Corporation, options, exchange rights, warrants, convertible rights, and similar rights permitting the holders thereof to purchase from the Corporation any shares of its capital stock of any class or classes at the time authorized, such options, exchange rights, warrants, convertible rights and similar rights to have such terms and conditions, and to be evidenced by or in such instrument or instruments, consistent with the terms and provisions of this Amended and Restated Certificate of Incorporation and as shall be approved by the Board of Directors.
(v) Mergers, Consolidation, Etc.
In the event that the Corporation shall enter into any consolidation, merger, combination or other transaction in which shares of Common Stock are exchanged for or converted into other stock or securities, cash and/or any other property, then, and in such event, the shares of each class of Common Stock shall be exchanged for or converted into the same kind and amount of stock, securities, cash and/or any other property, as the case may be, into which or for which each share of any other class of Common Stock is exchanged or converted; provided, however, that if shares of Common Stock are exchanged for or converted into shares of capital stock, such shares received upon such exchange or conversion may differ, but only in a manner substantially similar to the manner in which Class A Common Stock and Class B Common Stock differ, and, in any event, and without limitation, the conversion rights and obligations of the holders of Class B Common Stock and the other relative rights and treatment accorded to the Class A Common Stock and Class B Common Stock in this Clause (b) of this Article FOURTH shall be preserved. To the fullest extent permitted by law, any construction, calculation or interpretation made by the Board of Directors in determining the application of the provisions of this Clause (b)(v) of this Article FOURTH in good faith shall be conclusive and binding on the Corporation and its stockholders.
(vi) Liquidation Rights.
In the event of any dissolution, liquidation or winding-up of the affairs of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation and after making provision for the holders of any series of Preferred Stock entitled thereto, the remaining assets and funds of the Corporation, if any, shall be divided among and paid ratably to the holders of the shares of Class A Common Stock and Class B Common Stock treated as a single class.
(vii) No Preemptive Rights.
The holders of shares of Common Stock are not entitled to any preemptive right to subscribe for, purchase or receive any part of any new or additional issue of stock of any class, whether now or hereafter authorized, or of bonds, debentures or other securities convertible into or exchangeable for stock.
(viii) Conversion of Class B Common Stock.
(A) Shares of Class B Common Stock shall at all times be held only by Authorized Class B Holders (as hereinafter defined). In that regard, each share of Class B Common Stock Transferred (as hereinafter defined) to one or more persons or entities other than Authorized Class B Holders shall automatically convert into one (1) fully paid and non- assessable share of Class A Common Stock upon such Transfer. “Authorized Class B Holders” shall mean any of Triton Media Group, LLC, its Affiliates. “Transfer” shall mean any sale, assignment, gift, pledge, hypothecation, mortgage, exchange or other disposition.

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(B) Each share of Class B Common Stock shall automatically convert into one (1) fully paid and non-assessable share of Class A Common Stock upon the Conversion Trigger Date. “Conversion Trigger Date” means the later of (i) the third anniversary of the effective date of this Amended and Restated Certificate of Incorporation, and (ii) the date upon which both of the following conditions are satisfied: (x) at least 35% of the outstanding shares of Common Stock are freely tradable on the NASDAQ Stock Market or other national securities exchange and (y) the Authorized Class B Holders shall cease to own a majority of the outstanding shares of voting securities of the Corporation.
(C) As promptly as practicable following the surrender of a certificate formerly representing shares of Class B Common Stock that have been converted pursuant to Clause (b)(viii)(A) or (B) of this Article FOURTH, and the payment in cash of any amount required by the provisions of Clause (b)(viii)(F) of this Article FOURTH, the Corporation shall deliver or cause to be delivered at the office of the transfer agent a certificate or certificates representing the number of shares of Class A Common Stock issuable upon such conversion, issued in such name or names as such holder may direct. Such conversion shall be deemed to have been effected (1) immediately prior to the close of business of the Corporation on the date of Transfer in the case of a conversion under Clause (b)(viii)(A) of this Article FOURTH and (3) immediately prior to the close of business of the Corporation on the Conversion Trigger Date in the case of an automatic conversion under Clause (b)(viii)(B) of this Article FOURTH. At the close of business of the Corporation on the date any such conversion is made or deemed to be effected, except as otherwise provided herein, all rights of the holder of such shares of Class B Common Stock as a holder thereof shall cease, and the person or persons in whose name or names the certificate or certificates representing the shares of Class A Common Stock are to be issued shall be treated for all purposes as having become the record holder or holders of such shares of Class A Common Stock as of such date; provided, however, that if any such conversion is made or deemed to be effected on any date when the stock transfer books of the Corporation shall be closed, all rights of the holder of such shares of Class B Common Stock as a holder thereof shall not cease, and the person or persons in whose name or names the certificate or certificates representing shares of Class A Common Stock are to be issued shall not be deemed the record holder or holders thereof, until the opening of business of the Corporation on the next succeeding day on which the stock transfer books are open.
(D) In the event of a recapitalization, reorganization, reclassification or other event as a result of which the shares of Class A Common Stock are exchanged for or converted into other stock or securities, cash and/or any other property, then a holder of Class B Common Stock shall be entitled to receive upon conversion the same kind and amount of such stock, security, cash and/or other property that such holder would have received if such conversion had occurred immediately prior to the record date or effective date of such event.

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(E) No adjustments in respect of dividends shall be made upon the conversion of any shares of Class B Common Stock except as otherwise provided herein; provided, however, that if a share of Class B Common Stock shall be converted subsequent to the record date for the payment of a dividend or other distribution on shares of Class B Common Stock but prior to such payment, then the registered holder of such share at the close of business on such record date shall be entitled to receive the dividend or other distribution payable on such shares on such date notwithstanding the conversion thereof.
(F) The issuance of certificates for shares of Class A Common Stock upon conversion of Class B Common Stock shall be made without charge to the holders of such shares for any transfer or other similar tax in respect of such issuance; provided, however, that if any such certificate is to be issued in a name other than that of the holder of the share or shares of Class B Common Stock converted, then the person or persons requesting the issuance thereof shall pay to the Corporation the amount of any tax that may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of the Corporation that such tax has been paid or is not payable.
(G) Shares of Class B Common Stock that are converted into shares of Class A Common Stock as provided herein shall be retired and not available for reissue by the Corporation.
(c) PREFERRED STOCK.
The Board of Directors is hereby expressly authorized to provide for the issuance of all or any shares of the Preferred Stock in one or more classes or series, and to fix for each such class or series such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such class or series, including, without limitation, the authority to provide that any such class or series may be:
(i) subject to redemption at such time or times and at such price or prices;
(ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series;
(iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; or
(iv) convertible into, or exchangeable for, shares of any other class or classes of stock, or of any other series of the same or any other class or classes of stock, of the Corporation at such price or prices or at such rates of exchange and with such adjustments; all as may be stated in such resolution or resolutions.

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FIFTH: REMOVAL OF DIRECTORS
(a) CLASS A COMMON REMOVAL.
Any director elected by the vote of the holders of Class A Common Stock (or directors appointed to fill a vacancy by directors elected by the vote of the holders of Class A Common Stock) voting separately as a class (or if any holders of Preferred Stock are entitled to vote thereon together with the holders of Class A Common Stock, as one class with such holders of Preferred Stock) may only be removed from office at any time, with or without cause, solely by the affirmative vote of a majority of the voting power of the outstanding shares of Class A Common Stock, voting separately as a class (or if any holders of Preferred Stock are entitled to vote thereon together with the holders of Class A Common Stock, as one class with such holders of Preferred Stock).
(b) CLASS B COMMON REMOVAL.
Any director elected by the vote of the holders of Class B Common Stock (or directors appointed to fill a vacancy by directors elected by the vote of the holders of Class B Common Stock) voting separately as a class (or if any holders of Preferred Stock are entitled to vote thereon together with the holders of Class B Common Stock, as one class with such holders of Preferred Stock) may only be removed from office at any time, with or without cause, solely by the affirmative vote of a majority of the voting power of the outstanding shares of Class B Common Stock, voting as a separate class (or if any holders of Preferred Stock are entitled to vote thereon together with the holders of Class B Common Stock, as one class with such holders of Preferred Stock).
SIXTH: BY-LAWS
The Board of Directors may from time to time adopt, make, amend, supplement or repeal the By-Laws, except as provided in this Amended and Restated Certificate of Incorporation or in the By-Laws. Unless and except to the extent that the By-Laws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.
SEVENTH: INDEMNIFICATION; DIRECTOR EXCULPATION
(a) INDEMNIFICATION
The Corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, in accordance with the GCL and on the terms set forth in the By-Laws.

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(b) DIRECTOR EXCULPATION
No director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the GCL as the same exists or may hereafter be amended. If the GCL is amended hereafter to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent authorized by the GCL, as so amended. Any repeal or modification of this Article SEVENTH shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.
EIGHTH: AMENDMENT, ETC.
Subject in each instance to Clauses (b)(i)(D) and (b)(i)(E) of Article FOURTH of this Amended and Restated Certificate of Incorporation, the Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation in the manner now or hereafter authorized by the laws of the State of Delaware. All rights, preferences and privileges herein conferred are granted subject to this reservation.
NINTH: CORPORATE OPPORTUNITIES
(a) CERTAIN ACKNOWLEDGEMENTS.
In recognition of the fact that the Corporation, on the one hand, and the Principal Investors (as defined below), on the other hand, may currently engage in, and may in the future engage in, the same or similar activities or lines of business and have an interest in the same areas and types of corporate opportunities, and in recognition of the benefits to be derived by the Corporation, through its continued corporate and business relations with the Principal Investors (including possible service of directors, officers and employees of the Principal Investors as directors, officers and employees of the Corporation), the provisions of this Article NINTH are set forth to regulate and define the conduct of certain affairs of the Corporation and its subsidiaries, as they may involve the Principal Investors, and the powers, rights, duties and liabilities of the Corporation and its subsidiaries as well as the respective directors, officers, employees and stockholders thereof.
(b) RENOUNCEMENT OF CERTAIN CORPORATE OPPORTUNITIES.
To the fullest extent permitted by law: (i) the Corporation and its subsidiaries shall have no interest or expectancy in any corporate opportunity and no expectation that such corporate opportunity be offered to the Corporation or its subsidiaries, if such opportunity is one that the Principal Investors has acquired knowledge of or is otherwise pursuing, and any such interest or expectancy in any such corporate opportunity is hereby renounced, so that as a result of such renunciation, the corporate opportunity shall belong to the Principal Investors; (ii) each member of the Principal Investors shall have the right to, and shall have no duty (contractual or otherwise) not to, directly or indirectly: (A) engage in the same, similar or competing business activities or lines of business as the Corporation or its subsidiaries, (B) do business with any client or customer of the Corporation or its subsidiaries, or (C) make investments in competing businesses of the Corporation or its subsidiaries, and such acts shall not be deemed wrongful or improper;

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(iii) no member of the Principal Investors shall be liable to the Corporation or its subsidiaries for breach of any duty (contractual or otherwise), including without limitation fiduciary duties, by reason of any such activities or of such Person’s participation therein; and (iv) in the event that any member of the Principal Investors acquires knowledge of a potential transaction or matter that may be a corporate opportunity for the Corporation or its subsidiaries, on the one hand, and any member of the Principal Investors, on the other hand, or any other Person, no member of the Principal Investors shall have any duty (contractual or otherwise), including without limitation fiduciary duties, to communicate, present or offer such corporate opportunity to the Corporation or its subsidiaries and shall not be liable to the Corporation or its subsidiaries for breach of any duty (contractual or otherwise), including without limitation fiduciary duties, by reason of the fact that any member of the Principal Investors directly or indirectly pursues or acquires such opportunity for itself, directs such opportunity to another Person, or does not present or communicate such opportunity to the Corporation or its subsidiaries, even though such corporate opportunity may be of a character that, if presented to the Corporation or its subsidiaries, could be taken by the Corporation or its subsidiaries.
(c) CERTAIN DEFINITIONS.
For purposes of this Article NINTH, “Principal Investors” means each of (i) Oaktree Capital Management, L.P., its affiliates and any of their respective managed investment funds and portfolio companies (other than the Corporation and its subsidiaries) and their respective partners, members, directors, employees, stockholders, agents, any successor by operation of law (including by merger) of any such person, and any entity that acquires all or substantially all of the assets of any such person in a single transaction or series of related transactions and (ii) any other holder of Common Stock that is an Affiliate of the Corporation as of the date hereof.
(d) SEVERABILITY.
To the extent that any provision of this Article NINTH is found to be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision of this Article NINTH.
(Remainder of this Page Intentionally Left Blank)

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IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation, which restates, integrates and further amends the provisions of the Certificate of Incorporation of the Corporation, and which was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware, has been signed on [•], 2011.

WESTWOOD ONE, INC.
By:
Name:
Title:

15

Annex B-2
CERTIFICATE OF DESIGNATION, POWERS, PREFERENCES AND RIGHTS
OF
SERIES A PREFERRED STOCK
OF
WESTWOOD ONE, INC.
(PURSUANT TO SECTION 151(g) OF THE
GENERAL CORPORATION LAW OF THE STATE OF DELAWARE)
The undersigned duly authorized officer of Westwood One, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), certifies that, pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation (the “Board of Directors”) by the Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”), which authorizes the issuance, by the Corporation, of up to 200,000 shares of preferred stock, par value $.01 per share (the “Preferred Stock”), the Board of Directors on [_], 2011 duly adopted the following resolutions:
RESOLVED, that pursuant to clause (c) of Article Fourth of the Certificate of Incorporation, the Board of Directors hereby creates and provides for the issuance of a series of Preferred Stock, par value $.01 per share and with a liquidation preference of $1,000 per share, of the Corporation and hereby fixes the number, voting powers, designations, preferences, and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, and other matters relating to, said series as follows (capitalized terms used herein but not defined in Section 1 through 9 below have the meanings ascribed to them in Section 10):
Section 1. Designation. [_]1shares of the Preferred Stock of the Corporation are hereby constituted as a series of Preferred Stock, par value $.01 per share and with a liquidation preference of $1,000 per share (the “Liquidation Preference”), designated as “Series A Preferred Stock” (the “Series A Preferred Stock”), no shares of which have been issued by the Corporation prior to [_____] the (“Issue Date”).2

[1]	Number of shares to be equal to the Net Debt Adjustment Amount + sufficient shares to pay accrued dividends through the date 91 days after the maturity date of the 1st Lien/2nd lien debt.

[2]	The Closing Date of the Merger.

Section 2. Ranking. The Series A Preferred Stock shall rank senior as to dividends over the Common Stock and any other series or class of the Corporation’s stock created after the Issue Date that by its terms ranks junior as to dividends to the Series A Preferred Stock, when and if issued (“Junior Dividend Stock”), and senior as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, over the Common Stock and any other series or class of the Corporation’s stock issued after the Issue Date that by its terms ranks junior as to liquidation, dissolution and winding up to the Series A Preferred Stock, when and if issued (“Junior Liquidation Stock”). The Common Stock and any other series or class of the Corporation’s stock that is both Junior Dividend Stock and Junior Liquidation Stock is referred to herein as “Junior Stock”. The Series A Preferred Stock shall be junior as to dividends to the Series B Preferred Stock, par value $.01 per share (the “Series B Preferred Stock”) and any other series or class of the Corporation’s stock issued after the Issue Date that by its terms ranks senior as to dividends to the Series A Preferred Stock, when and if issued (“Senior Dividend Stock”), and junior as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, to the Series B Preferred Stock and any other series or class of the Corporation’s stock issued after the Issue Date that by its terms ranks senior as to liquidation, dissolution and winding up to the Series A Preferred Stock, when and if issued (“Senior Liquidation Stock” and collectively with the Senior Dividend Stock, “Senior Stock”). The Series A Preferred Stock shall rank pari passu with respect to dividends with any series or class of the Corporation’s stock issued after the Issue Date that by its terms ranks pari passu as to dividends with the Series A Preferred Stock, when and if issued (“Parity Dividend Stock”), and pari passu as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, to any series or class of the Corporation’s stock issued after the Issue Date that by its terms ranks pari passu as to liquidation, dissolution and winding up with the Series A Preferred Stock, when and if issued (“Parity Liquidation Stock” and collectively with the Parity Dividend Stock, “Parity Stock”). Notwithstanding the foregoing, until the first anniversary of the Issue Date, to the extent declared by the Board of Directors prior to such first anniversary, the Corporation may pay dividends to the Common Stock notwithstanding the fact that the Annual Dividend Amount has not been paid.
Section 3. Dividends.
(a) Each holder of the Series A Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors or a duly authorized committee thereof out of funds of the Corporation legally available therefor, at an annual rate equal to the Applicable Dividend Rate on the Liquidation Preference (including all accumulated dividends thereon, but not accrued dividends that have not accumulated) of each share of the Series A Preferred Stock (the “Annual Dividend Amount”). Such dividends shall be payable solely in cash (to the extent actually paid), shall be cumulative and shall accrue (whether or not earned or declared, whether or not there are funds legally available for the payment thereof and whether or not restricted by the terms of any of the Corporation’s indebtedness outstanding at any time) from and including the date each share is issued to and including the first to occur of (i) the date on which the Liquidation Preference (including all accumulated dividends thereon) of such share (plus all accrued and unpaid dividends thereon) is paid to the holder thereof in connection with the liquidation of the Corporation or the redemption of such share by the Corporation or (ii) the date on which such share is otherwise acquired by the Corporation. To the extent not paid in cash on March 15, June 15, September 15 and December 15 of each year (each, a “Dividend Reference Date”), all dividends which have accrued on each share outstanding during the calendar quarter preceding the applicable Dividend Reference Date shall be accumulated and shall remain accumulated dividends with respect to such share until paid to the holder thereof. No dividends may be paid on the Series A Preferred Stock in cash for any Dividend Reference Date occurring prior to the first anniversary of the Issue Date.
(b) The dividend payment period for any dividend payable or accumulating on a Dividend Reference Date shall be the period beginning on the immediately preceding Dividend Reference Date (or on the issue date if the applicable share is first issued at some time after the immediately preceding Dividend Reference Date) and ending on the day preceding such applicable Dividend Reference Date. If any date on which a cash dividend is declared in respect of the Series A Preferred Stock is not a Business Day, such payment shall be made on the next day that is a Business Day.

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(c) Any dividends paid in cash shall be payable to the holders of record of the Series A Preferred Stock as they appear on the stock transfer books of the Corporation at the close of business on the day the dividend is declared, or such other date that the Board of Directors designates that is not more than 30 nor less than 10 days prior to such date. Dividends paid on the shares of the Series A Preferred Stock in an amount less than accumulated and unpaid dividends payable thereon shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.
(d) After the first anniversary of the Issue Date, unless all dividends on the Series A Preferred Stock have been declared and paid or set apart for payment and all other amount owing on the Series A Preferred Stock have otherwise been paid in full, the Corporation shall not (i) declare or pay any dividend or make any distribution on any Junior Stock, whether in cash, property or otherwise (other than dividends payable in shares of Junior Stock) or (ii) purchase or redeem any Junior Stock (except by conversion into or exchange solely for shares of Junior Stock), or pay or make available any monies for a sinking fund for the purchase or redemption of any Junior Stock, other than up to [_]3 shares of Common Stock from employees of the Corporation who are not directors or executive officers of the Corporation upon termination of employment with the Corporation.
Section 4. Redemption. Following the first anniversary on the Issue Date, the Corporation may redeem the Series A Preferred Stock out of funds legally available therefore in whole or in part on at least 15 days prior written notice (of the anticipated date of redemption, which notice shall not obligate the Corporation to redeem any of the Series A Preferred Stock) to each holder of record if the Board of Directors approves such redemption, payable in cash (the “Redemption Payment”). If the Corporation elects to redeem any of the Series A Preferred Stock, the Redemption Payment shall be equal to the Liquidation Preference (including all accumulated dividends thereon) of the shares being redeemed and any accrued and unpaid dividends whether or not declared on the shares of the Series A Preferred Stock being redeemed. If the number of shares of Series A Preferred Stock to be redeemed in a redemption shall be less than all of the Series A Preferred Stock, the number of shares to be redeemed from each holder thereof shall be determined by multiplying, as appropriate, the total number of shares of Series A Preferred Stock to be redeemed times a fraction, the numerator of which shall be the total number of shares of Series A Preferred Stock then held by such holder and the denominator of which shall be the total number of shares of Series A Preferred Stock then outstanding.
Section 5. Procedure For Redemption.
(a) In the event of redemption of the Series A Preferred Stock pursuant to Section 4, notice of such redemption shall be given by hand or by nationally recognized “overnight courier” for delivery at the earliest time offered by such overnight courier (which may not necessarily be the next day) to each holder of record of the shares to be redeemed at such holder’s address as the same appears on the stock transfer books of the Corporation at least 15 but not more than 60 days before the date fixed for redemption, provided, however, that no failure to give such notice nor any defect therein shall affect the validity of the redemption of any share of the Series A Preferred Stock to be redeemed except as to the holder to whom the Corporation has failed to give said notice or except as to the holder whose notice was defective. Each such notice shall state: (i) the redemption date; (ii) the number of shares of the Series A Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of shares to be redeemed from such holder; (iii) the amount of the Redemption Payment; and (iv) that dividends on the shares to be redeemed will cease to accrue on such redemption date. Each such notice shall be effective upon delivery if given by hand or upon deposit with a nationally recognized overnight courier if given by such a courier.

[3]	Threshold from 2d lien documents.

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(b) Notice having been given as aforesaid, from and after the redemption date (unless the Corporation shall have defaulted in providing the Redemption Payment for the shares called for redemption), dividends on the shares of the Series A Preferred Stock called for redemption shall cease to accrue, and such shares shall no longer be deemed to be outstanding and shall have the status of authorized but unissued shares of the Series A Preferred Stock, unclassified as to series, and shall not be reissued as shares of the Series A Preferred Stock, and all rights of the holders thereof attendant to their ownership of the Series A Preferred Stock as stockholders of the Corporation (except the right to receive from the Corporation the Redemption Payment) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation shall require and the notice shall so state), such shares shall be redeemed by the Corporation, and the Corporation shall make the required Redemption Payment.
(c) If a notice of redemption shall have been given, and if, prior to the redemption date, the Corporation shall have irrevocably deposited the aggregate Redemption Payment of the shares of the Series A Preferred Stock to be redeemed in trust for the pro rata benefit of the holders of the shares of the Series A Preferred Stock to be redeemed, so as to be and to continue to be available therefor, with a bank or trust company that is organized under the laws of the United States of America or any state thereof, has capital and surplus of not less than $250,000,000 and has, or, if it has no publicly traded debt securities rated by a nationally recognized rating agency, is the subsidiary of a bank holding company that has, publicly traded debt securities rated at least “A” or the equivalent thereof by Standard & Poor’s Corporation or “A-2” or the equivalent by Moody’s Investor Service Inc., then upon making such deposit, all rights of holders of the shares so called for redemption shall cease, except (i) as otherwise set forth herein and (ii) for the right of holders of such shares to receive the Redemption Payment against delivery of such shares, but without interest after the actual redemption date, and such shares shall cease to be outstanding. Any funds so deposited that are unclaimed by holders of shares at the end of three years from such redemption date shall be repaid to the Corporation upon its request, after which repayment the holders of shares of the Series A Preferred Stock so called for redemption shall thereafter be entitled to look only to the Corporation for payment of the Redemption Payment.
Section 6. No Conversion or Exchange Rights.
The holders of the shares of the Series A Preferred Stock shall not have any right to convert such shares into or exchange such shares for any other class or series of stock or obligations of the Corporation.
Section 7. Liquidation Rights.
(a) In the case of the liquidation, bankruptcy, dissolution or winding up of the Corporation, in each case, whether voluntary or involuntary, holders of outstanding shares of the Series A Preferred Stock shall be entitled to receive, from the net assets of the Corporation available for distribution to stockholders, an amount per share in cash of Series A Preferred Stock equal to the Liquidation Preference (including all accumulated dividends thereon), plus any accrued and unpaid dividends thereon through the date of distribution, which shall be a date prior to such liquidation, bankruptcy, dissolution or winding up to be established by the Board of Directors, as set forth herein, before any payment or distribution is made to the holders of Common Stock or any other Junior Liquidation Stock, but the holders of the shares of the Series A Preferred Stock will not be entitled to receive the liquidation preference of such shares until the liquidation preference of any Senior Liquidation Stock has been paid in full.
(b) The holders of the Series A Preferred Stock and any Parity Liquidation Stock shall share ratably in any liquidation, distribution or winding up of the Corporation (after payment of the liquidation preference of the Senior Liquidation Stock) in which the net assets or the proceeds thereof are not sufficient to pay in full the aggregate of the amounts payable thereon, in the same ratio that the respective amounts which would be payable on such distribution if the amounts to which the holders of all the outstanding shares of the Series A Preferred Stock and Parity Liquidation Stock are entitled were paid in full, bear to each other.

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(c) A Change of Control, as defined below, shall be considered a liquidation, dissolution or winding up of the Corporation for the purpose of this Section 7; provided that the Corporation shall be able to pay in respect of each share of Series A Preferred Stock the Liquidation Preference (including all accumulated dividends thereon), plus any accrued and unpaid dividends thereon through the payment date, by paying such amounts as part of making a Redemption Payment, and such Redemption Payment shall be made pursuant to the procedures set forth in Section 4 hereof. For purposes hereof, a “Change of Control” shall mean [TO BE THE CHANGE OF CONTROL DEFINITION IN THE SECOND LIEN DEBT DOCUMENTS].
Section 8. Additional Classes or Series of Stock.
The Board of Directors shall have the right at any time in the future to authorize, create and issue, by resolution or resolutions, one or more additional classes or series of stock of the Corporation, and to determine and fix the distinguishing characteristics and the relative rights, preferences, privileges and other terms of the shares thereof. Any such class or series of stock may rank prior to or on a parity with or junior to the Series A Preferred Stock as to dividends or upon liquidation or otherwise.
Section 9. Voting Rights; Amendments.
(a) So long as any shares of the Series A Preferred Stock are outstanding, in addition to any other vote of stockholders of the Corporation required under applicable law or the Certificate of Incorporation, the affirmative vote or consent of the holders of a majority of the outstanding shares of the Series A Preferred Stock, voting separately as a class, will be required for any amendment of this Certificate and/or the Certificate of Incorporation if the amendment would specifically alter or change the powers, preferences or rights of the shares of the Series A Preferred Stock so as to affect them adversely.
(b) Except as set forth in this Section 9, the Series A Preferred Stock shall not have any other voting powers, either general or special.
Section 10. Definitions. The following terms shall have the following meanings, terms defined in the singular to have a correlative meaning when used in the plural and vice versa:
“Applicable Dividend Rate” means (i) 9% per annum from and including the Issue Date through and excluding the second anniversary of the Issue Date, (ii) 12% per annum from the second anniversary of the Issue Date through and excluding the fourth anniversary of the Issue Date, (iii) 15% per annum from the fourth anniversary of the Issue Date and thereafter. For all purposes herein, all dividends shall be calculated based upon a 365 or 366 day calendar year, as applicable, and based upon the number of days elapsed in any given calendar quarter.
“Business Day” shall mean any day other than a Saturday, Sunday or any day on which banking institutions are authorized to close in New York, New York.
“Common Stock” means shares of the Class A Common Stock, par value $.01 per share, of the Corporation and the Class B Common Stock, par value $.01 per share, of the Corporation or any other shares of capital stock of the Corporation into which the Common Stock is reclassified or changed.
“Depositary” means DTC or its successor depositary.

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“Officer” means the Chairman, any Vice Chairman, the Chief Executive Officer, the President, the Chief Operating Officer, any Vice President, the Chief Financial Officer, the Treasurer, or the Secretary of the Corporation.
“Person” shall mean any individual, corporation, general partnership, limited partnership, limited liability partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.
Section 11. Miscellaneous.
(a) The Series A Preferred Stock is not entitled to any preemptive or subscription rights in respect of any securities of the Corporation.
(b) Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof. If a court of competent jurisdiction should determine that a provision hereof would be valid or enforceable if a period of time were extended or shortened or a particular percentage were increased or decreased, then such court may make such change as shall be necessary to render the provision in question effective and valid under applicable law.
(c) The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.
(d) If any of the voting powers, preferences and relative, participating, optional and other special rights of the Series A Preferred Stock and qualifications, limitations and restrictions thereof set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other voting powers, preferences and relative, participating, optional and other special rights of the Series A Preferred Stock and qualifications, limitations and restrictions thereof set forth herein which can be given effect without the invalid, unlawful or unenforceable voting powers, preferences and relative, participating, optional and other special rights of the Series A Preferred Stock and qualifications, limitations and restrictions thereof shall, nevertheless, remain in full force and effect, and no voting powers, preferences and relative, participating, optional or other special rights of the Series A Preferred Stock and qualifications, limitations and restrictions thereof herein set forth shall be deemed dependent upon any other such voting powers, preferences and relative, participating, optional or other special rights of the Series A Preferred Stock and qualifications, limitations and restrictions thereof unless so expressed herein.
(e) If any of the Series A Preferred Stock certificates shall be mutilated, lost, stolen or destroyed, the Corporation shall issue, in exchange and in substitution for and upon cancellation of the mutilated Series A Preferred Stock certificate, or in lieu of and substitution for the Series A Preferred Stock certificate lost, stolen or destroyed, a new Series A Preferred Stock certificate of like tenor and representing an equivalent amount of shares of Series A Preferred Stock, but only upon receipt of evidence of such loss, theft or destruction of such Series A Preferred Stock certificate and indemnity, if requested, satisfactory to the Corporation.

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(f) RECEIPT AND ACCEPTANCE OF A SHARE OR SHARES OF THE SERIES A PREFERRED STOCK BY OR ON BEHALF OF A HOLDER SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE HOLDER (AND ALL OTHERS HAVING BENEFICIAL OWNERSHIP OF SUCH SHARE OR SHARES) OF ALL OF THE TERMS AND PROVISIONS OF THIS CERTIFICATE. NO SIGNATURE OR OTHER FURTHER MANIFESTATION OF ASSENT TO THE TERMS AND PROVISIONS OF THIS CERTIFICATE SHALL BE NECESSARY FOR ITS OPERATION OR EFFECT AS BETWEEN THE CORPORATION AND THE HOLDER (AND ALL SUCH OTHERS).
IN WITNESS WHEREOF, WESTWOOD ONE, INC. has caused this Certificate to be signed by its [ ], as of the [ ] day of [ ] 2011.

WESTWOOD ONE, INC.
By:
	Name:	[ ]
	Title:	[ ]

7

Annex B-3
CERTIFICATE OF DESIGNATION, POWERS, PREFERENCES AND RIGHTS
OF
SERIES B PREFERRED STOCK
OF
WESTWOOD ONE, INC.
(PURSUANT TO SECTION 151(g) OF THE
GENERAL CORPORATION LAW OF THE STATE OF DELAWARE)
The undersigned duly authorized officer of Westwood One, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), certifies that, pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation (the “Board of Directors”) by the Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”), which authorizes the issuance, by the Corporation, of up to 200,000 shares of preferred stock, par value $.01 per share (the “Preferred Stock”), the Board of Directors on [_], 2011 duly adopted the following resolutions:
RESOLVED, that pursuant to clause (c) of Article Fourth of the Certificate of Incorporation, the Board of Directors hereby creates and provides for the issuance of a series of Preferred Stock, par value $.01 per share and with a liquidation preference of $1,000 per share, of the Corporation and hereby fixes the number, voting powers, designations, preferences, and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, and other matters relating to, said series as follows (capitalized terms used herein but not defined in Section 1 through 9 below have the meanings ascribed to them in Section 10):
Section 1. Designation. [_]1shares of the Preferred Stock of the Corporation are hereby constituted as a series of Preferred Stock, par value $.01 per share and with a liquidation preference of $1,000 per share (the “Liquidation Preference”), designated as “Series B Preferred Stock” (the “Series B Preferred Stock”), no shares of which have been issued by the Corporation prior to [_____] the (“Issue Date”).2

[1]	Number of shares provided for in the rollover letter agreement + sufficient shares to pay accrued dividends through the date 91 days after the maturity date of the 1st Lien/2nd lien debt.

[2]	The Closing Date of the Merger.

Section 2. Ranking. The Series B Preferred Stock shall rank senior as to dividends over the Series A Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), the Common Stock and any other series or class of the Corporation’s stock created after the Issue Date that by its terms ranks junior as to dividends to the Series B Preferred Stock, when and if issued (“Junior Dividend Stock”), and senior as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, over Series A Preferred Stock, the Common Stock and any other series or class of the Corporation’s stock issued after the Issue Date that by its terms ranks junior as to liquidation, dissolution and winding up to the Series B Preferred Stock, when and if issued (“Junior Liquidation Stock”). The Common Stock and any other series or class of the Corporation’s stock that is both Junior Dividend Stock and Junior Liquidation Stock is referred to herein as “Junior Stock”. The Series B Preferred Stock shall be junior as to dividends to any series or class of the Corporation’s stock issued after the Issue Date that by its terms ranks senior as to dividends to the Series B Preferred Stock, when and if issued (“Senior Dividend Stock”), and junior as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, to any series or class of the Corporation’s stock issued after the Issue Date that by its terms ranks senior as to liquidation, dissolution and winding up to the Series B Preferred Stock, when and if issued (“Senior Liquidation Stock” and collectively with the Senior Dividend Stock, “Senior Stock”). The Series B Preferred Stock shall rank pari passu with respect to dividends with any series or class of the Corporation’s stock issued after the Issue Date that by its terms ranks pari passu as to dividends with the Series B Preferred Stock, when and if issued (“Parity Dividend Stock”), and pari passu as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, to any series or class of the Corporation’s stock issued after the Issue Date that by its terms ranks pari passu as to liquidation, dissolution and winding up with the Series B Preferred Stock, when and if issued (“Parity Liquidation Stock” and collectively with the Parity Dividend Stock, “Parity Stock”). Notwithstanding the foregoing, until the first anniversary of the Issue Date, to the extent declared by the Board of Directors prior to such first anniversary, the Corporation may pay dividends to the Common Stock notwithstanding the fact that the Annual Dividend Amount has not been paid.
Section 3. Dividends.
(a) Each holder of the Series B Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors or a duly authorized committee thereof out of funds of the Corporation legally available therefor, at an annual rate equal to the Applicable Dividend Rate on the Liquidation Preference (including all accumulated dividends thereon, but not accrued dividends that have not accumulated) of each share of the Series B Preferred Stock (the “Annual Dividend Amount”). Such dividends shall be payable solely in cash (to the extent actually paid), shall be cumulative and shall accrue (whether or not earned or declared, whether or not there are funds legally available for the payment thereof and whether or not restricted by the terms of any of the Corporation’s indebtedness outstanding at any time) from and including the date each share is issued to and including the first to occur of (i) the date on which the Liquidation Preference (including all accumulated dividends thereon) of such share (plus all accrued and unpaid dividends thereon) is paid to the holder thereof in connection with the liquidation of the Corporation or the redemption of such share by the Corporation or (ii) the date on which such share is otherwise acquired by the Corporation. To the extent not paid in cash on March 15, June 15, September 15 and December 15 of each year (each, a “Dividend Reference Date”), all dividends which have accrued on each share outstanding during the calendar quarter preceding the applicable Dividend Reference Date shall be accumulated and shall remain accumulated dividends with respect to such share until paid to the holder thereof. No dividends may be paid on the Series B Preferred Stock in cash for any Dividend Reference Date occurring prior to the first anniversary of the Issue Date.
(b) The dividend payment period for any dividend payable or accumulating on a Dividend Reference Date shall be the period beginning on the immediately preceding Dividend Reference Date (or on the issue date if the applicable share is first issued at some time after the immediately preceding Dividend Reference Date) and ending on the day preceding such applicable Dividend Reference Date. If any date on which a cash dividend is declared in respect of the Series B Preferred Stock is not a Business Day, such payment shall be made on the next day that is a Business Day.

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(c) Any dividends paid in cash shall be payable to the holders of record of the Series B Preferred Stock as they appear on the stock transfer books of the Corporation at the close of business on the day the dividend is declared, or such other date that the Board of Directors designates that is not more than 30 nor less than 10 days prior to such date. Dividends paid on the shares of the Series B Preferred Stock in an amount less than accumulated and unpaid dividends payable thereon shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.
(d) After the first anniversary of the Issue Date, unless all dividends on the Series B Preferred Stock have been declared and paid or set apart for payment and all other amount owing on the Series B Preferred Stock have otherwise been paid in full, the Corporation shall not (i) declare or pay any dividend or make any distribution on any Junior Stock, whether in cash, property or otherwise (other than dividends payable in shares of Junior Stock) or (ii) purchase or redeem any Junior Stock (except by conversion into or exchange solely for shares of Junior Stock), or pay or make available any monies for a sinking fund for the purchase or redemption of any Junior Stock, other than up to [_]3 shares of Common Stock from employees of the Corporation who are not directors or executive officers of the Corporation upon termination of employment with the Corporation.
Section 4. Redemption. Following the first anniversary on the Issue Date, the Corporation may redeem the Series B Preferred Stock out of funds legally available therefore in whole or in part on at least 15 days prior written notice (of the anticipated date of redemption, which notice shall not obligate the Corporation to redeem any of the Series B Preferred Stock) to each holder of record if the Board of Directors approves such redemption, payable in cash (the “Redemption Payment”). If the Corporation elects to redeem any of the Series B Preferred Stock, the Redemption Payment shall be equal to the Liquidation Preference (including all accumulated dividends thereon) of the shares being redeemed and any accrued and unpaid dividends whether or not declared on the shares of the Series B Preferred Stock being redeemed. If the number of shares of Series B Preferred Stock to be redeemed in a redemption shall be less than all of the Series B Preferred Stock, the number of shares to be redeemed from each holder thereof shall be determined by multiplying, as appropriate, the total number of shares of Series B Preferred Stock to be redeemed times a fraction, the numerator of which shall be the total number of shares of Series B Preferred Stock then held by such holder and the denominator of which shall be the total number of shares of Series B Preferred Stock then outstanding.
Section 5. Procedure For Redemption.
(a) In the event of redemption of the Series B Preferred Stock pursuant to Section 4, notice of such redemption shall be given by hand or by nationally recognized “overnight courier” for delivery at the earliest time offered by such overnight courier (which may not necessarily be the next day) to each holder of record of the shares to be redeemed at such holder’s address as the same appears on the stock transfer books of the Corporation at least 15 but not more than 60 days before the date fixed for redemption, provided, however, that no failure to give such notice nor any defect therein shall affect the validity of the redemption of any share of the Series B Preferred Stock to be redeemed except as to the holder to whom the Corporation has failed to give said notice or except as to the holder whose notice was defective. Each such notice shall state: (i) the redemption date; (ii) the number of shares of the Series B Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of shares to be redeemed from such holder; (iii) the amount of the Redemption Payment; and (iv) that dividends on the shares to be redeemed will cease to accrue on such redemption date. Each such notice shall be effective upon delivery if given by hand or upon deposit with a nationally recognized overnight courier if given by such a courier.

[3]	Threshold from 2d lien documents.

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(b) Notice having been given as aforesaid, from and after the redemption date (unless the Corporation shall have defaulted in providing the Redemption Payment for the shares called for redemption), dividends on the shares of the Series B Preferred Stock called for redemption shall cease to accrue, and such shares shall no longer be deemed to be outstanding and shall have the status of authorized but unissued shares of the Series B Preferred Stock, unclassified as to series, and shall not be reissued as shares of the Series B Preferred Stock, and all rights of the holders thereof attendant to their ownership of the Series B Preferred Stock as stockholders of the Corporation (except the right to receive from the Corporation the Redemption Payment) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation shall require and the notice shall so state), such shares shall be redeemed by the Corporation, and the Corporation shall make the required Redemption Payment.
(c) If a notice of redemption shall have been given, and if, prior to the redemption date, the Corporation shall have irrevocably deposited the aggregate Redemption Payment of the shares of the Series B Preferred Stock to be redeemed in trust for the pro rata benefit of the holders of the shares of the Series B Preferred Stock to be redeemed, so as to be and to continue to be available therefor, with a bank or trust company that is organized under the laws of the United States of America or any state thereof, has capital and surplus of not less than $250,000,000 and has, or, if it has no publicly traded debt securities rated by a nationally recognized rating agency, is the subsidiary of a bank holding company that has, publicly traded debt securities rated at least “A” or the equivalent thereof by Standard & Poor’s Corporation or “A-2” or the equivalent by Moody’s Investor Service Inc., then upon making such deposit, all rights of holders of the shares so called for redemption shall cease, except (i) as otherwise set forth herein and (ii) for the right of holders of such shares to receive the Redemption Payment against delivery of such shares, but without interest after the actual redemption date, and such shares shall cease to be outstanding. Any funds so deposited that are unclaimed by holders of shares at the end of three years from such redemption date shall be repaid to the Corporation upon its request, after which repayment the holders of shares of the Series B Preferred Stock so called for redemption shall thereafter be entitled to look only to the Corporation for payment of the Redemption Payment.
Section 6. No Conversion or Exchange Rights.
The holders of the shares of the Series B Preferred Stock shall not have any right to convert such shares into or exchange such shares for any other class or series of stock or obligations of the Corporation.
Section 7. Liquidation Rights.
(a) In the case of the liquidation, bankruptcy, dissolution or winding up of the Corporation, in each case, whether voluntary or involuntary, holders of outstanding shares of the Series B Preferred Stock shall be entitled to receive, from the net assets of the Corporation available for distribution to stockholders, an amount per share in cash of Series B Preferred Stock equal to the Liquidation Preference (including all accumulated dividends thereon), plus any accrued and unpaid dividends thereon through the date of distribution, which shall be a date prior to such liquidation, bankruptcy, dissolution or winding up to be established by the Board of Directors, as set forth herein, before any payment or distribution is made to the holders of Common Stock or any other Junior Liquidation Stock, but the holders of the shares of the Series B Preferred Stock will not be entitled to receive the liquidation preference of such shares until the liquidation preference of any Senior Liquidation Stock has been paid in full.

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(b) The holders of the Series B Preferred Stock and any Parity Liquidation Stock shall share ratably in any liquidation, distribution or winding up of the Corporation (after payment of the liquidation preference of the Senior Liquidation Stock) in which the net assets or the proceeds thereof are not sufficient to pay in full the aggregate of the amounts payable thereon, in the same ratio that the respective amounts which would be payable on such distribution if the amounts to which the holders of all the outstanding shares of the Series B Preferred Stock and Parity Liquidation Stock are entitled were paid in full, bear to each other.
(c) A Change of Control, as defined below, shall be considered a liquidation, dissolution or winding up of the Corporation for the purpose of this Section 7; provided that the Corporation shall be able to pay in respect of each share of Series B Preferred Stock the Liquidation Preference (including all accumulated dividends thereon), plus any accrued and unpaid dividends thereon through the payment date, by paying such amounts as part of making a Redemption Payment, and such Redemption Payment shall be made pursuant to the procedures set forth in Section 4 hereof. For purposes hereof, a “Change of Control” shall mean [TO BE THE CHANGE OF CONTROL DEFINITION IN THE SECOND LIEN DEBT DOCUMENTS].
Section 8. Additional Classes or Series of Stock.
The Board of Directors shall have the right at any time in the future to authorize, create and issue, by resolution or resolutions, one or more additional classes or series of stock of the Corporation, and to determine and fix the distinguishing characteristics and the relative rights, preferences, privileges and other terms of the shares thereof. Any such class or series of stock may rank prior to or on a parity with or junior to the Series B Preferred Stock as to dividends or upon liquidation or otherwise.
Section 9. Voting Rights; Amendments.
(a) So long as any shares of the Series B Preferred Stock are outstanding, in addition to any other vote of stockholders of the Corporation required under applicable law or the Certificate of Incorporation, the affirmative vote or consent of the holders of a majority of the outstanding shares of the Series A Preferred Stock, voting separately as a class, will be required for any amendment of this Certificate and/or the Certificate of Incorporation if the amendment would specifically alter or change the powers, preferences or rights of the shares of the Series A Preferred Stock so as to affect them adversely.
(b) Except as set forth in this Section 9, the Series B Preferred Stock shall not have any other voting powers, either general or special.
Section 10. Definitions. The following terms shall have the following meanings, terms defined in the singular to have a correlative meaning when used in the plural and vice versa:
“Applicable Dividend Rate” means (i) 15% per annum from and including the Issue Date through and excluding the third anniversary of the Issue Date, (ii) 17% per annum from the third anniversary of the Issue Date and thereafter. For all purposes herein, all dividends shall be calculated based upon a 365 or 366 day calendar year, as applicable, and based upon the number of days elapsed in any given calendar quarter.
“Business Day” shall mean any day other than a Saturday, Sunday or any day on which banking institutions are authorized to close in New York, New York.
“Common Stock” means shares of the Class A Common Stock, par value $.01 per share, of the Corporation and the Class B Common Stock, par value $.01 per share, of the Corporation or any other shares of capital stock of the Corporation into which the Common Stock is reclassified or changed.
“Depositary” means DTC or its successor depositary.

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“Officer” means the Chairman, any Vice Chairman, the Chief Executive Officer, the President, the Chief Operating Officer, any Vice President, the Chief Financial Officer, the Treasurer, or the Secretary of the Corporation.
“Person” shall mean any individual, corporation, general partnership, limited partnership, limited liability partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.
Section 11. Miscellaneous.
(a) The Series B Preferred Stock is not entitled to any preemptive or subscription rights in respect of any securities of the Corporation.
(b) Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof. If a court of competent jurisdiction should determine that a provision hereof would be valid or enforceable if a period of time were extended or shortened or a particular percentage were increased or decreased, then such court may make such change as shall be necessary to render the provision in question effective and valid under applicable law.
(c) The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.
(d) If any of the voting powers, preferences and relative, participating, optional and other special rights of the Series B Preferred Stock and qualifications, limitations and restrictions thereof set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other voting powers, preferences and relative, participating, optional and other special rights of the Series B Preferred Stock and qualifications, limitations and restrictions thereof set forth herein which can be given effect without the invalid, unlawful or unenforceable voting powers, preferences and relative, participating, optional and other special rights of the Series B Preferred Stock and qualifications, limitations and restrictions thereof shall, nevertheless, remain in full force and effect, and no voting powers, preferences and relative, participating, optional or other special rights of the Series B Preferred Stock and qualifications, limitations and restrictions thereof herein set forth shall be deemed dependent upon any other such voting powers, preferences and relative, participating, optional or other special rights of the Series B Preferred Stock and qualifications, limitations and restrictions thereof unless so expressed herein.
(e) If any of the Series B Preferred Stock certificates shall be mutilated, lost, stolen or destroyed, the Corporation shall issue, in exchange and in substitution for and upon cancellation of the mutilated Series B Preferred Stock certificate, or in lieu of and substitution for the Series B Preferred Stock certificate lost, stolen or destroyed, a new Series B Preferred Stock certificate of like tenor and representing an equivalent amount of shares of Series B Preferred Stock, but only upon receipt of evidence of such loss, theft or destruction of such Series B Preferred Stock certificate and indemnity, if requested, satisfactory to the Corporation.

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(f) RECEIPT AND ACCEPTANCE OF A SHARE OR SHARES OF THE SERIES B PREFERRED STOCK BY OR ON BEHALF OF A HOLDER SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE HOLDER (AND ALL OTHERS HAVING BENEFICIAL OWNERSHIP OF SUCH SHARE OR SHARES) OF ALL OF THE TERMS AND PROVISIONS OF THIS CERTIFICATE. NO SIGNATURE OR OTHER FURTHER MANIFESTATION OF ASSENT TO THE TERMS AND PROVISIONS OF THIS CERTIFICATE SHALL BE NECESSARY FOR ITS OPERATION OR EFFECT AS BETWEEN THE CORPORATION AND THE HOLDER (AND ALL SUCH OTHERS).
IN WITNESS WHEREOF, WESTWOOD ONE, INC. has caused this Certificate to be signed by its [ ], as of the [ ] day of [ ] 2011.

WESTWOOD ONE, INC.
By:
	Name:	[ ]
	Title:	[ ]

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Annex C
FIRST AMENDMENT
TO THE
AMENDED AND RESTATED BY-LAWS
OF
WESTWOOD ONE, INC.
The Amended and Restated By-Laws (the “By-Laws”) of Westwood One, Inc., a Delaware corporation, are hereby amended, effective as of _____, 2011, as follows:
1.	The last sentence of Section 2.3 of Article II of the By-Laws is hereby amended by deleting the phrase “, as set forth in the Certificate of Incorporation” set forth therein.
2.	The first paragraph of section 2.16 of Article II of the By-Laws is hereby amended and restated to read in its entirety as follows:
Section 2.16 Notification of Nominations. Subject to the terms of the Certificate of Incorporation, persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation, subject to the rights of holders of any class or series of stock having a preference over the common stock of the Corporation, par value $0.01 per share, as to dividends or upon liquidation to elect directors under specified circumstances. Nominations of persons for election to the Board of Directors may be made at any Annual Meeting of Stockholders, or at any Special Meeting of Stockholders called for the purpose of electing directors, (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2.16 of this Article II and on the record date for the determination of stockholders entitled to vote at such meeting, (ii) who complies with the notice procedures set forth in this Section 2.16 of this Article II, and (iii) who has the right to vote for the election of the seat being nominated under the terms of the class of stock held of record by such stockholder.
3.	The first sentence of the second paragraph of Section 2.16 of Article II of the By-Laws is hereby amended by adding “and,” after “In addition to any other applicable requirements”.

4.	Section 3.1 of Article III of the By-Laws is hereby amended and restated to read in its entirety as follows:
Section 3.1 Number and Election of Directors. Except as otherwise provided in the last sentence of this Section 3.1, Section 3.2 of this Article III and subject to the right to elect additional directors under specified circumstances which may be granted, pursuant to the provisions of Section (c) of Article Fourth of the Certificate of Incorporation, to holders of any class or series of Preferred Stock, the Board of Directors shall consist of not less than three (3) nor more than thirteen (13) members, the exact number of which shall initially consist of nine (9) directors until changed as herein provided. Except as provided in the Certificate of Incorporation, directors shall be elected by a plurality of the votes cast at each Annual Meeting of Stockholders and each director so elected shall hold office until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation or removal. Directors need not be stockholders. The Board of Directors must have a minimum of three (3) independent directors (as defined by NASDAQ Marketplace Rule 5605(a)(2) or any successor provision) or a higher number if required by the U.S. Securities and Exchange Commission or the rules and regulations of any securities exchange or quotation system on which the Corporation’s securities are listed or quoted for trading in the future and, in the case of a higher number so being required, the Board of Directors will be expanded to allow for the appointment of any additional independent directors so required, and each such additional seat will be filled with an independent director appointed by a majority of the Board of Directors and elected annually by the holders of Common Stock (and any holders of Preferred Stock that has the right to vote as a class with the holders of Common Stock), voting as a single class.
5.	Section 3.3 of Article III of the By-Laws is hereby amended and restated to read in its entirety as follows:
Section 3.3 Vacancies. Unless otherwise required by law, any vacancy on the Board of Directors shall be filled as provided in the Certificate of Incorporation. Any vacancy on any committee of the Board of Directors arising through death, resignation, removal, an increase in the number of directors constituting such committee or otherwise may be filled only as provided in the Certificate of Incorporation. The directors so chosen shall, in the case of any committee of the Board of Directors, hold office until their successors are duly appointed in accordance with the Certificate of Incorporation or until their earlier death, resignation or removal.

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6.	Section 3.5 of Article III of the By-Laws is hereby amended and restated to read in its entirety as follows:
Section 3.5 Meetings. The Board of Directors and any committee thereof may hold meetings, both regular and special, either within or without the State of Delaware. Regular meetings of the Board of Directors or any committee thereof may be held without notice at such time and at such place as may from time to time be determined by the Board of Directors or such committee, respectively. Special meetings of the Board of Directors shall be held upon call by or at the direction of the Chairman of the Board, if there be one, or by any two (2) directors. Special meetings of any committee of the Board of Directors may be called by the chairman of such committee, if there be one, or any two (2) directors serving on such committee. Except as otherwise required by law, notice of each such meeting stating the place, date and hour of the meeting shall be given to each director (or, in the case of a committee, to each member of such committee) either by mail, telephone, telegram or other means of electronic transmission or by personal delivery on forty-eight (48) hours’ prior notice.
7.	The first sentence of Section 3.11 of Article III of the By-Laws is hereby amended by deleting such sentence in its entirety and replacing it with the following:
The Board of Directors may designate one or more committees, each committee to consist of at least one Class A Director and at least one Class B Director (for so long as there are Class B Directors).
8.	The first sentence of Section 3.12 of Article III of the By-Laws is hereby amended by deleting such sentence in its entirety and replacing it with the following:
The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and, if approved by the Board of Directors, may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary for service as director, payable in cash or securities.
9.	The first sentence of Section 5.4 of Article V of the By-Laws is hereby amended by deleting such sentence in its entirety and replacing it with the following:
Stock of the Corporation shall be transferable in the manner prescribed by applicable law, these By-Laws and the Certificate of Incorporation.
10.	A new Section 7.5 of Article VII of the By-Laws is added to read in its entirety as follows:
Section 7.5 Defined Terms. Capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Certificate of Incorporation.

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11.	The following paragraph is hereby inserted after the first paragraph of Section 8.1 of Article VIII of the By-Laws:
The Corporation hereby acknowledges that certain directors and officers affiliated with Oaktree Capital Management, LLC or The Gores Group, LLC or affiliates of Oaktree Capital Management, LLC or The Gores Group, LLC may have certain rights to indemnification, advancement of expenses and/or insurance provided by such institutional investors or certain of their affiliates (collectively, the “Institutional Indemnitors”). The Corporation hereby agrees (i) that it is the indemnitor of first resort (i.e., its obligations to the indemnitee are primary and any obligation of the Institutional Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by the indemnitee are secondary), (ii) that it shall be required to advance the full amount of expenses incurred by the indemnitee in accordance with this Article VIII without regard to any rights the indemnitee may have against the Institutional Indemnitors and (iii) that it irrevocably waives, relinquishes and releases the Institutional Indemnitors from any and all claims against the Institutional Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Corporation further agrees that no advancement or payment by the Institutional Indemnitors on behalf of the indemnitee with respect to any claim for which the indemnitee has sought indemnification from the Corporation shall affect the foregoing and the Institutional Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of the indemnitee against the Corporation.
12.	Section 9.1 of Article IX of the By-Laws is hereby amended and restated to read in its entirety as follows:
Section 9.1 Amendments. These By-Laws may be altered, amended or repealed, in whole or in part, only as provided in the Certificate of Incorporation.
Until the occurrence of the Board Trigger Date:
(a) the Corporation may not, without the consent of a majority of the members of the Board of Directors elected by the holders of the Class A Common Stock and a majority of the members of the Board of Directors elected by the holders of the Class B Common Stock, amend these By-Laws in a manner that is contrary to the terms of the Certificate of Incorporation;
(b) the Corporation may not, without the consent of a majority of the members of the Board of Directors elected by the holders of the Class A Common Stock, amend these By-Laws in a manner that (x) materially adversely affects the rights of holders of Class A Common Stock in a disproportionate manner relative to the holders of Class B Common Stock (it being understood that equity issuances by the Corporation or its subsidiaries and any expansions of the size of the Board of Directors in connection with any such equity issuances shall not be deemed to materially adversely affect such rights) or (y) adversely affects the approval right of the directors elected by the holders of Class A Common Stock or, prior to the Trigger Date, adversely affects the rights of holders of Class A Common Stock to approve a Sale of the Corporation; and

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(c) the Corporation may not, without the consent of a majority of the members of the Board of Directors elected by the holders of the Class B Common Stock, amend these By-Laws in a manner that (x) materially adversely affects the rights of holders of Class B Common Stock in a disproportionate manner relative to the holders of Class A Common Stock (it being understood that equity issuances by the Corporation or its subsidiaries and any expansions of the size of the Board of Directors in connection with any such equity issuances shall not be deemed to materially adversely affect such rights) or (y) adversely affects the approval right of the directors elected by the holders of Class B Common Stock.
13.	Except as set forth herein, the By-Laws shall remain in full force and effect.

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Annex D
July 30, 2011
CONFIDENTIAL
The Board of Directors
The Audit Committee of the Board of Directors
Westwood One, Inc.
1166 Avenue of the Americas, 10th Floor
New York, New York 10036
Members of the Board of Directors and the Audit Committee:
Berenson & Company, LLC understands that, pursuant to the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of July 30, 2011 (the “Agreement”) to be entered into by Westwood One, Inc. (“Parent”), Radio Network Holdings, LLC, a newly-formed wholly-owned subsidiary of Parent (“Merger Sub”) and Verge Media Companies, Inc. (the “Company”):
(i)	at or prior to the consummation of the Merger (as defined below), a recapitalization of Parent (the “Recapitalization”) shall be effected pursuant to which (a) Parent will have authorized two new classes of capital stock, Class A Common Stock and Class B Common Stock, and (b) each outstanding share of common stock, par value $0.01 per share, of Parent (“Parent Common Stock”) shall be reclassified and automatically converted into one share of Class A Common Stock;
(ii)	the Company shall be merged with and into Merger Sub, with Merger Sub as the surviving entity (the “Merger”);
(iii)	each share of common stock, par value $0.001 per share, of the Company (“Company Common Stock”) outstanding immediately prior to the Merger (other than Excluded Shares and Dissenting Shares (each, as defined in the Agreement)) shall be converted into 6.90453 shares of Class B Common Stock (the “Exchange Ratio”), subject to adjustment in accordance with Section 2.8(c) and Section 2.10 of the Agreement; and
(iv)	upon consummation of the Merger, pursuant to Section 2.10 of the Agreement, Parent will deliver to holders of Company Common Stock shares of Series A Preferred Stock (as defined in the Agreement) equal in amount to the Series A Preferred Share Number (as defined in the Agreement), provided that, if the Net Debt Adjustment Amount is a negative number, the Exchange Ratio shall be adjusted to reduce the number of shares of Class B Common Stock issued to the stockholders of the Company as contemplated by Section 2.10 of the Agreement.

You have asked us to render our opinion to you as to whether the Exchange Ratio (taking into account the potential issuance of Series A Preferred Stock pursuant to Section 2.10 of the Agreement based on the assumptions referenced in this Opinion) is fair, from a financial point of view, to the holders of Parent Common Stock (other than The Gores Group, LLC, its portfolio companies and all affiliates thereof (collectively, the “Excluded Parties”)) (the “Opinion”).
In arriving at our Opinion, we have, among other things:
(i)	reviewed certain publicly available business and financial information relating to Parent and the Company that we deemed relevant;
(ii)	reviewed certain internal information relating to the business, including financial forecasts, earnings, cash flow, assets, liabilities and prospects, of Parent, furnished to us by Parent;
(iii)	reviewed certain internal information relating to the business, including financial forecasts, earnings, cash flow, assets, liabilities and prospects, of the Company, furnished to us by the Company;
(iv)	conducted discussions with members of senior management, representatives and advisors of Parent and the Company concerning the matters described in clauses (i)—(iii) of this paragraph;
(v)	compared the proposed financial terms of the Merger with publicly available financial and stock market data, including valuation multiples and cost of capital, of certain other companies in lines of business that we deemed relevant;
(vi)	compared the proposed financial terms of the Merger with the financial terms of certain other transactions that we deemed relevant;

(vii)	reviewed a draft of the Agreement, dated July 30, 2011;
(viii)	participated in certain discussions among representatives of Parent and the Company and their respective financial and legal advisors; and
(ix)	conducted such other financial studies and analyses and took into account such other information as we deemed appropriate.

For purposes of our analyses and this Opinion we have assumed with your consent that (i) shares of Class A Common Stock are economically equivalent to shares of Class B Common Stock, except that shares of Class B Common Stock are convertible into shares of Class A Common Stock and will not be listed for trading on the NASDAQ Global Market, (ii) no adjustment will be made to the Exchange Ratio pursuant to the Agreement and that the Net Debt Adjustment Amount will be $8 million, thereby resulting in the issuance of 8,000 shares of Series A Preferred Stock pursuant to Section 2.10 of the Agreement based on the assumptions referenced in this Opinion, (iii) the economic value of such 8,000 shares of Series A Preferred Stock will be equal to $8 million (representing the aggregate liquidation preference of such shares) and (iv) the material terms of each of (a) the Digital Reseller Agreement (as defined in the Agreement) and (b) the Letter Agreement, dated as of July 30, 2011 by and among Parent, Black Canyon Direct Investment Fund, L.P., Canyon Value Realization Fund, L.P., Finvest Capital Limited, OCM Principal Opportunities Fund III, L.P., OCM Principal Opportunities Fund IIIA, L.P., OCM Principal Opportunities Fund IV, L.P. and Gores Radio Holdings, LLC, are no less favorable, in the aggregate, to Dial Communications Global Media, LLC and Parent, as the case may be, than would be obtained in an arms-length transaction with a third party. With your consent, we have evaluated the fairness to the holders of Parent Common Stock (other than the Excluded Parties) of the Exchange Ratio provided for in the Agreement (taking into account the potential issuance of Series A Preferred Stock pursuant to Section 2.10 of the Agreement) on the basis that, as a result of the Recapitalization and the Merger, the holders of Parent Common Stock, together with the holders of any outstanding options or similar instruments exercisable or convertible into, or exchangeable for, Parent Common Stock, will own, in the aggregate, approximately 41% of the outstanding shares of common stock of Parent (calculated on a fully-diluted basis). We have also assumed, with your consent, that the Merger will qualify as a tax-free reorganization for U.S. federal income tax purposes and that the Class A Common Stock to be issued in the Recapitalization to holders of Parent Common Stock will be listed on the NASDAQ Global Market.
For purposes of rendering the Opinion, we have assumed and relied upon the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided or otherwise made available to us by the Parent, the Company and their respective advisors, discussed with or reviewed by or for us, or publicly available, and we have not assumed any responsibility for independent verification of such information or for any independent valuation or appraisal of any assets or liabilities (including any contingent, derivative or off-balance-sheet assets and liabilities) of Parent or the Company, nor were we furnished with any such valuations or appraisals, nor have we evaluated the solvency or fair value of Parent, the Company or the pro forma combined entity under any laws relating to bankruptcy, insolvency or similar matters. We did not assume any obligation to, and accordingly did not, conduct any physical inspection of the properties or facilities of Parent or the Company. With respect to the financial forecast information furnished to or discussed with us by Parent and/or the Company, we have assumed, and relied upon the fact, that they were reasonably prepared and reflect the best currently available estimates and good faith judgments of the senior management of Parent and/or the Company, as applicable, as to the expected future financial performance of Parent, the Company and/or the pro forma combined entity, as applicable, and that such future financial results will be achieved at the times and in the amounts projected by such management and its advisors. In addition, we have assumed that the representations and warranties of all parties to the Agreement are true and correct, that each party to the Agreement will perform in accordance with the Agreement all of the covenants and agreements required to be performed by such party, that all conditions to the consummation of the Merger will be satisfied without waiver thereof and without the imposition of any limitation, restriction, divestiture or condition that would adversely affect Parent, the Company or the pro forma combined entity in any material respect and that the Recapitalization and the Merger will be consummated in a timely manner in accordance with the terms described in the Agreement, without any modifications or amendments thereto. In rendering this Opinion, we have also assumed, with your consent, that the final executed form of the Agreement does not differ in any material respect from the draft that we have examined.
This Opinion is necessarily based upon economic, monetary, market and other conditions, and on information made available to us, as of the date hereof, and we assume no responsibility for updating, revising or reaffirming this Opinion based on circumstances, developments or events occurring after the date hereof. As you know, we are not legal, tax, accounting or regulatory experts and have relied on the assessments of other advisors to Parent, the Audit Committee of the Board of Directors of Parent (the “Audit Committee”) and the Board of Directors of Parent (the “Board”) with respect to such issues.
This Opinion is provided at the request and for the benefit of the Board and the Audit Committee. This Opinion does not address the merits of the underlying decision by Parent to engage in the Recapitalization or the Merger or the relative merits of the Recapitalization or the Merger as compared to any strategic alternatives that may be available to Parent. This Opinion does not constitute a recommendation to any stockholder of Parent as to how such stockholder should vote on the Recapitalization or the Merger. We do not express any view on, and this Opinion does not address, any term or aspect of the Agreement, the Recapitalization or the Merger other than as described in the last paragraph of this letter. In addition, you have not asked us to address, and this Opinion does not address, the fairness to, or any other consideration of, the holders of any class of securities, creditors or other constituencies of Parent, other than the holders of Parent Common Stock (other than the Excluded Parties). We have not been authorized to solicit and have not solicited indications of interest in a possible transaction with Parent from any party. We are not expressing any opinion as to what the value of the Class A Common Stock or Class B Common Stock actually will be when reclassified or issued, as applicable, pursuant to the Agreement or the price or range of prices at which Parent Common Stock, Class A Common Stock or Class B Common Stock may be purchased or sold at any time.
We are acting as an advisor to the Board and the Audit Committee in connection with the Recapitalization and the Merger and are to be paid a fee from Parent for our services, which became payable upon our notice to Parent that we were prepared to render this Opinion. In addition, Parent has agreed to reimburse us for all reasonable documented expenses we incur in connection with such services and indemnify us for certain liabilities arising out of our engagement. In the past, we have provided investment banking and other financial services to Parent and have received compensation for the rendering of such services. We may also provide investment banking and other financial services to Parent and/or the Company and their respective affiliates in the future for which we may receive compensation.

This Opinion has been approved by a fairness committee of Berenson & Company, LLC. This Opinion may not be reproduced, summarized, described, or referred to, or furnished (in whole or in part) to any third party for any purpose whatsoever except with our prior written consent, which shall not be unreasonably withheld. This Opinion is delivered subject to the conditions, scope of engagement, standard of care, limitations and understandings set forth herein and in the agreement between us and Parent, dated as of July 20, 2011.
Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Exchange Ratio pursuant to the Agreement (taking into account the potential issuance of Series A Preferred Stock pursuant to Section 2.10 of the Agreement based on the assumptions referenced in this Opinion) is fair, from a financial point of view, to the holders of Parent Common Stock, other than the Excluded Parties.
[Signature Page Follows]

Very truly yours,

Berenson & Company, LLC

Annex E
Consolidated Financial Statements (Unaudited)
Verge Media Companies, Inc.
Year Ended December 31, 2008

Verge Media Companies, Inc.
Consolidated Financial Statements (Unaudited)
Years Ended December 31, 2008

Verge Media Companies, Inc.
Consolidated Balance Sheet (Unaudited)
December 31, 2008

Assets
Current assets:
Cash and cash equivalents	$7,860,000
Accounts receivable, net	49,193,000
Prepaid expenses and other current assets	6,099,000

Total current assets	63,152,000

Property and equipment, net	9,955,000
Investment	8,091,000
Intangible assets, net	111,317,000
Goodwill	100,616,000
Restricted investment	538,000
Other assets	3,046,000
Deferred financing costs, net	3,266,000

Total assets	$299,981,000

Liabilities and shareholders’ equity
Current liabilities:
Accounts payable	$4,312,000
Producer payable	21,674,000
Accrued expenses and other current liabilities	14,461,000
Long-term debt, current portion	5,892,000
Current portion of capital lease	145,000
Deferred revenue	592,000

Total current liabilities	47,076,000

Non-current portion of long-term debt	143,880,000
Capital lease obligation, long term	164,000
Deferred tax liabilities	11,521,000
Other long-term liabilities	1,074,000

Total liabilities	203,715,000

Commitments and contingencies (Note 12)

Shareholders’ equity:
Preferred stock, $.001 par value, 1,000,000 shares authorized and none issued	—
Common stock, $.001 par value, 5,000,000 authorized, 3,595,320 shares issued	4,000
Additional paid-in capital	112,480,000
Accumulated deficit	(16,218,000)

Total shareholders’ equity	96,266,000

Total liabilities and shareholders’ equity	$299,981,000

See accompanying notes.

1

Verge Media Companies, Inc.
Consolidated Statements of Operations (Unaudited)
Year Ended December 31, 2008

Net revenues	$83,132,000

Cost of revenues	36,255,000

Gross profit	46,877,000

Operating expenses	36,089,000
Depreciation and amortization	9,080,000

Loss from operations	1,708,000

Interest expense, net	(14,173,000)
Loss on investment	(3,837,000)

Net loss before income taxes	(16,302,000)
Income tax benefit	(5,889,000)

Net loss	$(10,413,000)

See accompanying notes.

2

Verge Media Companies, Inc.
Consolidated Statements of Changes in Shareholders’ Equity (Unaudited)
Year Ended December 31, 2008

	Common Stock		Additional
	Number of		Paid-in	Accumulated
	Shares	Amount	Capital	Deficit	Total

Balance at December 31, 2007	1,761,000	$2,000	$46,432,000	$(5,805,000)	$40,629,000
Issuance of common stock	1,834,000	2,000	66,048,000	—	66,050,000
Net loss	—	—	—	(10,413,000)	(10,413,000)

Balance at December 31, 2008	3,595,000	$4,000	$112,480,000	$(16,218,000)	$96,266,000

See accompanying notes.

3

Verge Media Companies, Inc.
Consolidated Statements of Cash Flows (Unaudited)
Year Ended December 31, 2008

Operating activities
Net loss	$(10,413,000)
Adjustments to reconcile net loss to net cash used in operating activities, net of acquisitions:
Depreciation and amortization	9,080,000
Noncash interest expense	6,995,000
Bad debt expense	816,000
Change in fair value of interest rate swap	1,625,000
Increase in deferred rent	144,000
Loss in investment	3,137,000
Write-off of loan receivable	700,000
Deferred taxes	(5,889,000)
Changes in assets and liabilities, net of acquisition:
Accounts receivable	(5,472,000)
Prepaid expenses and other current assets	(3,649,000)
Other assets	(2,192,000)
Accounts payable	3,987,000
Producer payable	232,000
Accrued expenses and other current liabilities	(687,000)
Deferred revenue	393,000
Other liabilities	2,000

Total adjustments	9,222,000

Net cash used in operating activities	(1,191,000)

Cash flows from investing activities
Acquisition of property and equipment	(2,395,000)
Acquisition of capitalized software	(412,000)
Acquisitions of business, net of cash acquired	(26,788,000)

Net cash used in investing activities	(29,595,000)

4

Verge Media Companies, Inc.
Consolidated Statements of Cash Flows (Unaudited) (continued)
Year Ended December 31, 2008

Cash flows from financing activities
Increase in restricted investment	$(538,000)
Net payments on line of credit	(920,000)
Principal payments of capital lease obligation	(78,000)
Proceeds from issuance of note	150,000
Repayment of notes	(66,000)
Proceeds from issuance of PIK notes	19,694,000
Repayment of long term debt	(2,875,000)
Issuance of common stock	20,064,000

Net cash provided by financing activities	35,431,000

Net increase in cash and cash equivalents	4,645,000
Cash and cash equivalents:
Beginning of year	3,215,000

End of year	$7,860,000

Supplemental disclosures
Interest expense paid	$4,724,000

Noncash investing and financing activities
Common stock issued relating to acquisitions	$45,986,000

Payments of line of credit financed by issuance of common stock	$4,139,000

Payments of deferred financing costs financed by issuance of common stock	$2,463,000

Accrual of contingent payment on purchase of business	$5,000,000

Acquisitions under capital lease	$278,000

See accompanying notes.

5

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements
December 31, 2008
1. Description of Business
Verge Media Companies, Inc. (together with its subsidiaries, the “Company”) consists of two main divisions: Digital and Radio. Radio creates, develops, produces, and syndicates programming, as well as various related services, and provides these programs and services to more than 8,000 radio stations nationwide. In exchange for the programs and services, the Company primarily receives air time from the radio stations’ clients, and aggregates this air time to sell to national advertisers, or receives cash. The programming and content includes 24/7 formats, prep services, imaging and jingles and satellite services, as well as long-form and short-form programming. The Company has a number of independent producer clients that provide programming and services to radio stations, and sells this air time with the air time the Company receives on the clients’ behalf. Through its Radio division (also known as Excelsior Radio Networks or “Excelsior”), it owns and operates Dial-Global, which provides sales representation services to national radio production companies, producing more than 100 different programs and services, in addition to providing syndicated programming and services to radio.
The Company’s Digital division is the leading digital service to traditional and online radio providing services to thousands of radio stations worldwide.
2. Summary of Significant Accounting Policies
Principles of Consolidation
The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

6

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements (continued)
2. Summary of Significant Accounting Policies (continued)
Use of Estimates
The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities, at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Estimates by their nature are based on judgments and available information. Actual results could differ from those estimates. The most significant assumptions and estimates involved in preparing the financial statements include those related to useful lives of property and equipment, the useful lives of intangible assets, allowance for doubtful accounts, fair values assigned to intangibles and interest rate swaps, and the valuation of goodwill.
Cash and Cash Equivalents
All highly liquid investments purchased with an original maturity of three months or less at the date of acquisition are classified as cash and cash equivalents.
Restricted Investment
Restricted investment consists of a certificate of deposit that is collateral for a letter of credit issued by the Company in connection with its New York office lease (Note 7). This investment is categorized as a held-to-maturity security. The certificate of deposit matures in May 2009.
Accounts Receivable and Allowance for Doubtful Accounts
In the normal course of business, the Company provides unsecured credit to customers, performs credit evaluations of these customers, and maintains reserves for potential credit losses. In determining the amount of allowance for doubtful accounts, management considers historical credit losses, the past due status of receivables, payment history, and other customer-specific information. The past due status of a receivable is based on its contractual terms. Expected credit losses are recorded as an allowance for doubtful accounts. Receivables are written off when management believes they are uncollectible. The allowance for doubtful accounts was approximately $870,000 at December 31, 2008.

7

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements (continued)
2. Summary of Significant Accounting Policies (continued)
Property and Equipment
Property and equipment are recorded at cost. The Company provides for depreciation and amortization using the straight-line method over the assets’ estimated useful lives. Estimated useful lives are as follows:

Radio, network and communication equipment	3 to 7 years
Office computer and equipment	3 to 5 years
Furniture and fixtures	5 to 7 years
Leasehold improvements	Shorter of useful life or lease term
The cost and accumulated depreciation applicable to assets retired or sold are removed from the respective accounts, and gains or losses thereon, are included in the consolidated statements of operations. Repairs and maintenance costs which do not extend the useful lives of the assets are expensed as incurred.
Capitalized Software Costs
The Company capitalizes external direct costs of materials and services consumed in developing and obtaining internal use computer software, and the payroll and payroll-related costs for employees who are directly associated with, and who devote time to, developing the internal use computer software. Management’s judgment is required in determining the point at which various projects enter the stages at which costs may be capitalized, in assessing the ongoing value of the capitalized costs, and in determining the estimated useful lives over which the costs are amortized. The Company expects to continue to invest in internally developed software.
The Company’s internal use capitalized software development costs were approximately $700,000 with related accumulated amortization of approximately $40,000 at December 31, 2008. Amortization expense was approximately $40,000 for the year ended December 31, 2008.
In addition, the Company capitalizes software costs to be marketed associated with the licensing of its digital products and services to its customers. The costs of producing software masters, including costs of programmers and the related overhead, subsequent to establishing technological feasibility, is capitalized. Technological feasibility is established when the Company has completed all planning, designing, coding, and testing activities that are necessary to establish that the software product meets its designed specifications. All costs incurred to establish technological feasibility of this software are charged to expense.

8

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements (continued)
2. Summary of Significant Accounting Policies (continued)
The Company’s external use capitalized software costs to be marketed were approximately $100,000 with related accumulated amortization of $50,000 at December 31, 2008. Amortization expense was approximately $50,000 for the year ended December 31, 2008.
All external and internal use capitalized software costs are included in other assets on the accompanying consolidated balance sheets, and are amortized between two and five years.
Investments
Investments in which the Company has significant influence, but less than a controlling voting interest, are accounted for using the equity method. Significant influence is generally presumed to exist when the Company owns an interest of approximately 20% to 50%, and exercises significant influence. Under the equity method of accounting, the Company includes its investment and amounts due to and from its equity method investments in its consolidated balance sheets. The Company’s consolidated statements of operations includes the Company’s share of the investees earnings (losses), and the Company’s consolidated statements of cash flows includes all cash received from or paid to the investee. Investments in which the Company has no significant influence (generally less than a 20% ownership interest), or does not exert significant influence, are designated as available-for-sale investments if readily determinable market values are available. If an investment’s fair value is not readily determinable, the Company accounts for its investment at cost.
Goodwill and Intangible Assets
Goodwill represents the excess of consideration transferred over the fair value of identifiable net assets acquired. Acquired intangibles are recorded at fair value as of the acquisition date. Goodwill and other intangibles determined to have an indefinite life are not amortized, but tested for annual impairment. The Company measures impairment of its indefinite-lived intangible assets, which consists of trade names based on the relief-from-royalty method. An impairment loss is recognized on indefinite-lived intangibles when the carrying amount exceeds the fair value. For goodwill, the fair value of the reporting unit is compared to its carrying amount on an annual basis to determine if there is a potential impairment. If the fair value of the reporting unit is less than its carrying value, an impairment loss is recorded to the extent that the fair value of the goodwill is less than their carrying value, determined based on discounted cash flows, market multiples, or appraised values, as appropriate.
The Company has determined that there was no impairment of goodwill as a result of completing an impairment review as of December 31, 2008.

9

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements (continued)
2. Summary of Significant Accounting Policies (continued)
Intangible assets subject to amortization consist of advertiser and producer relationships, trade names, customer relationships, technology, in-process research and development (IPR&D) beneficial lease interest, and non-compete agreements acquired. The intangible asset values assigned were determined based upon the expected discounted aggregate cash flows to be derived over the life of the assets. The Company amortizes the value assigned to intangibles as follows:

Advertiser and producer relationships	15 years
Trade names	3-7 years
Customer relationships	1-9 years
Technology	2-8 years
IPR&D	8-9 years
Beneficial lease interest	7 years
Non-compete agreements	4 years
Intangible assets that have definite lives are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. If any indications were present, the Company would test for recoverability by comparing the carrying amount of the asset to the net undiscounted cash flows expected to be generated from the asset. If those net undiscounted cash flows do not exceed the carrying amount (i.e., the asset is not recoverable), the Company would perform the next step, which is to determine the fair value of the asset, and record an impairment, if any. The Company re-evaluates the useful life determinations for these intangible assets each year to determine whether events and circumstances warrant a revision in their remaining useful lives.
Deferred Financing Costs
Deferred financing costs are amortized under the interest method over the term of the debt. Amortization expense was approximately $500,000 for the year ended December 31, 2008 and is included in interest expense, net in the consolidated statements of operations.
Deferred Rent
The Company recognizes rent expense on leases containing scheduled rent increases by amortizing the aggregate minimum lease payments on a straight-line basis over the lease term.

10

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements (continued)
2. Summary of Significant Accounting Policies (continued)
Revenue Recognition
Revenues primarily comprise of network radio advertising. Network radio advertising revenues are recognized, net of agency fees and producer fees, when the advertising has aired.
Revenue generated from charging fees to radio stations and networks for music libraries, audio production elements, and jingle production services are recognized upon delivery or on a straight-line basis over the term of the contract, depending on the terms of the respective contracts.
Revenue generated from monthly base fees for providing digital content, as well as fees related to audience size and number of advertising impressions served and measured, for providing digital content, solutions, and marketing, as well as support and implementation to media companies, are also recognized when the services are provided, or on a straight-line basis over the term of the related customer contract. Revenues from additional services, such as custom development, online streaming, and ad insertion and measurement include monthly-based fees and additional fees based on consumption which are billed separately and recognized as the services are provided. Deferred revenues represent revenues that have not been earned, but the client has paid in advance.
Advertising Costs
Advertising costs are expensed as incurred. Advertising costs totaled approximately $1,097,000 for the year ended December 31, 2008.
Concentration of Credit Risk
Financial instruments which potentially subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents, and accounts receivable. At December 31, 2008, substantially all of the Company’s cash and cash equivalents were held at five financial institutions, and exceeded federally insured limits.
The Company’s revenues are generated primarily from companies located in the United States. The Company performs periodic credit evaluations of its customers’ financial condition and, in certain instances, requires payment in advance. Accounts receivable are due principally from large U.S. companies under stated contract terms. The Company provides for estimated credit losses, as required.

11

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements (continued)
2. Summary of Significant Accounting Policies (continued)
For the year ended December 31, 2008, one customer accounted for approximately 10% of gross revenues. At December 31, 2008, approximately 10% of accounts receivable was due from this customer.
Income Taxes
Deferred income taxes are recognized for the temporary differences between the financial statement and the tax basis of the assets and liabilities of the Company. The Company calculates the deferred income taxes using the enacted tax rate expected to apply to the taxable income for each year in which the deferred tax liability or asset is expected to be settled or realized.
The tax years subject to examination by the taxing authorities are the years ended December 31, 2006 and forward.
Fair Value Measurements
Fair value of financial and non-financial assets and liabilities is defined as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. The three-tier hierarchy for inputs used in measuring fair value, which prioritizes the inputs used in the methodologies of measuring fair value for assets and liabilities, is as follows:
Level 1 — Quoted prices in active markets for identical assets or liabilities
Level 2 — Observable inputs other than quoted prices in active markets for identical assets and liabilities
Level 3 — No observable pricing inputs in the market
Financial assets and financial liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurements. The Company’s assessment of the significance of a particular input to the fair value measurements requires judgment, and may affect the valuation of the assets and liabilities being measured, and their placement within the fair value hierarchy.
The fair value hierarchy also requires an entity to maximize the use of observable inputs, and minimize the use of unobservable inputs, when measuring fair value.

12

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements (continued)
2. Summary of Significant Accounting Policies (continued)
Interest Rate Swap Agreements
The Company enters into interest rate swap agreements to manage the risks associated with its variable rate debt. These interest rate swaps are not designated as hedges. Accordingly, interest rate swap agreements are recorded at fair value, and included in assets or liabilities, as appropriate. Changes in fair value at each balance sheet date, and upon maturity, are included in interest expense, net in the consolidated statement of operations.
Recent Accounting Pronouncements
The adoption of the following accounting standards and updates during 2008 did not result in a significant impact to the consolidated financial statements:
•
On January 1, 2008, the Company adopted the provisions of SFAS No. 157, Fair Value Measurements (“SFAS 157”), which clarifies fair value as an exit price, establishes a hierarchal disclosure framework for measuring fair value, and requires extended disclosures about fair value measurements. The provisions of SFAS 157 apply to all financial assets and liabilities measured at fair value. In February 2008, the Financial Accounting Standards Board (“FASB”) issued a FASB Staff Position (“FSP”) FAS 157-2. Effective Date of FASB Statement No. 157, which delayed the effective date of SFAS 157 to fiscal years beginning after November 15, 2008 for all nonfinancial assets and liabilities, except those that are disclosed or recognized at fair value on a recurring basis.

•
On March 1, 2008 the Company adopted SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133 (“SFAS 161”). The objective of SFAS 161 is to require enhanced disclosures about an entity’s derivative and hedging activities and to improve the transparency of financial reporting. SFAS 161 changed the disclosure requirements for derivative instruments and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows. SFAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, with early adoption encouraged.

13

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements (continued)
3. Property and Equipment
Property and equipment as of December 31, 2008 consist of the following:

Radio and communications equipment	$4,706,000
Office computer and equipment	3,395,000
Furniture and fixtures	513,000
Leasehold improvements	1,622,000
Capitalized lease assets	354,000
Assets to be placed in service	1,524,000

Property and equipment	12,114,000
Less accumulated depreciation and amortization	(2,159,000)

Net property and equipment	$9,955,000

For the year ended December 31, 2008, the Company recorded depreciation expense associated with property and equipment of approximately $2 million. This includes depreciation on capitalized lease assets of approximately $70,000.
4. Investments
Ex-Band
On May 15, 2006, the Company purchased Series A Convertible Preferred Stock in Ex-Band Syndications, LLC (“Ex-Band”) for $1 million, representing 15% of the fully diluted shares outstanding of Ex-Band. Additionally, the Company incurred approximately $100,000 of expenses directly related to the acquisition which have been capitalized. The Company has accounted for the value of the stock at its cost basis on the consolidated balance sheets. The shares are convertible into common shares on a one-for-one basis, as adjusted for dilution, if any, as defined in the agreement, upon the earlier of (a) a qualified public offering, or (b) the date specified by written consent or agreement of the holders of at least 66 2/3% of the then outstanding shares of Series A Convertible Preferred Stock. The voting rights associated with the shares carry one vote per share, or per equivalent share.

14

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements (continued)
4. Investments (continued)
At December 31, 2008, the Company has determined that the fair value of this cost basis investment is not readily determinable and that it is not practicable to estimate fair value of this investment. Accordingly, the Company has not estimated the fair value of this investment and is not aware of any event or change in circumstances that has occurred that may have a significant adverse effect on the fair value of this investment.
Music To Go
In 2006, the Company acquired an 18% interest in Music To Go (“Music To Go”) for a cost of $5 million. The investment is accounted for under the equity method.
During the year ended December 31, 2008, the Company’s share of the investment loss in Music To Go amounted to approximately $1.6 million and wrote down an additional $700,000 against the investment due to impairment on a loan receivable, which brought the carrying value to approximately $800,000 at December 31, 2008.
StreamTheWorld
In 2006 and 2007, the Company acquired equity investments of approximately 26% of the common stock in StreamTheWorld, Inc. (“StreamTheWorld”) for a total cost of approximately $4.6 million. The investment was accounted for under the equity method. As of December 31, 2008, its carrying value was approximately $3 million. During the year ended December 31, 2008, the Company’s share of the investment loss amounted to $1 million.
Mass2OneMedia, LLC
In May 2007, the Company acquired equity investments of approximately 47% of the common stock in Mass2OneMedia, LLC (Mass2One) for a total cost of approximately $4 million. The investment was accounted for under the equity method. As of December 31, 2008, the Company’s share of the investment loss amounted to approximately $600,000 and its carrying value was approximately $3.2 million.

15

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements (continued)
4. Investments (continued)
The Company’s total investments as of December 31, 2008 are as follows:

2008

Ex-Band Syndication LLC	$1,122,000
Music To Go	752,000
StreamTheWorld	2,991,000
Mass2OneMedia, LLC	3,226,000

Total investments	$8,091,000

5. Acquisitions
The Company entered into the following business combinations during 2008 to complement and add market share to the Company’s existing lines of business. Transaction costs associated with the combinations are included in operating expenses in the consolidated statements of operations.
Jones Media Group, LTD
On June 20, 2008, the Company acquired 100% of the equity interest of Jones Media Group, LTD (Jones). The Company made the acquisition in order to better compete with larger companies in their industry. The aggregate purchase price was approximately $98.5 million including $2.3 million of transaction costs. Such purchase price was funded with $60.5 million of debt, approximately $35.4 million from the issuance of members’ interest and approximately $2.6 million in cash.
The purchase price for Jones was allocated as follows:

Cash	$4,260,000
Accounts receivable	22,569,000
Prepaids and other current assets	1,043,000
Property and equipment	6,985,000
Other assets	359,000
Goodwill	29,946,000
Intangibles	50,560,000
Accounts payable and accrued liabilities	(16,373,000)
Other current liabilities	(555,000)
Long-term liabilities	(272,000)
Capital lease obligation	(54,000)

$98,468,000

16

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements (continued)
5. Acquisitions (continued)
Waitt Radio Networks, LLC
On April 30, 2008, the Company acquired substantially all the assets of Waitt Radio Networks, LLC (WRN). WRN was a client of the Company and was purchased in order to provide a broader range of services to radio station clients. The aggregate purchase price was approximately $4.4 million, including approximately $300,000 of transaction costs.
The purchase price for WRN was allocated as follows:

Prepaids and other current assets	$28,000
Property and equipment	1,232,000
Goodwill	2,001,000
Intangibles	1,187,000

$4,448,000

Backtrax Radio Network
On September 1, 2005, the Company purchased the assets of the Backtrax Radio Network (Backtrax). Backtrax can receive an annual earn-out equal to 26% of net profits, as defined in the asset purchase agreement, for a period of seven years. The Company records this contingency as it is resolved and the consideration is distributable. The additional consideration is recorded in goodwill on the consolidated balance sheet at its fair value as additional purchase price for Backtrax. The Company has recorded approximately an additional $300,000 of purchase price for the year ended December 31, 2008.
Ando Media, LLC
On March 7, 2008, the Company entered into an agreement to purchase 100% of the membership interests in Ando Media, LLC (Ando) for a total purchase price of approximately $31.2 million. Ando provides internet streaming and streaming measurement services to its customers, and this acquisition will augment the Company’s service platform, providing online streaming services to its customer base that were previously outsourced. Approximately $26.6 of purchase price was cash consideration, of which $4.4 was contingent cash consideration, and the balance was paid with 86,321 shares of common stock valued at approximately $3.1 million and 17,072 contingent share of common stock valued at approximately $600,000. Transaction costs associated with this acquisition were approximately $900,000 which were paid in cash during the year and included in goodwill as of the balance sheet date.

17

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements (continued)
5. Acquisitions (continued)
The purchase price for Ando was allocated as follows:

Accounts receivable	$276,000
Property and equipment	204,000
Goodwill	20,265,000
Intangibles	10,500,000
Accounts payable and accrued liabilities	(50,000)

$31,195,000

Radio Companion Inc.
On June 3, 2008, the Company entered into an agreement to purchase 100% of the membership interests in Radio Companions Inc (RC) for a total purchase price of approximately $1.5 million. Approximately $600,000 of the purchase price was paid in cash and the balance was paid with 25,000 shares of common stock valued at $900,000. Transaction costs associated with this acquisition were approximately $20,000 and included in goodwill as of the balance sheet date.
The purchase price for RC was allocated as follows:

Cash	$(20,000)
Accounts receivable	41,000
Property and equipment	111,000
Goodwill	1,386,000

$1,518,000

18

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements (continued)
6. Goodwill and Intangible Assets
Goodwill as of December 31, 2008 was approximately $100.6 million.
Intangible assets consist of the following at December 31, 2008:

	Gross
	Carrying	Useful	Accumulated
	Amount	Life	Amortization

Advertiser and producer relationships	$103,901,000	15 years	$5,872,000
Trade names	5,330,000	5 years	380,000
Customer relationships	1,600,000	8 years	164,000
Technology	2,600,000	8 years	266,000
IPR&D	2,600,000	9 years	237,000
Beneficial lease interests	1,200,000	7 years	199,000
Non-compete agreements	1,700,000	4 years	496,000

Total December 31, 2008	$118,931,000		$7,614,000

The total weighted-average useful life of all intangibles was 13.8 years for the year ended December 31, 2008.
The Company has certain trade names deemed indefinite-lived intangibles. The balance of these indefinite-lived intangibles was approximately $3.7 million at December 31, 2008.

19

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements (continued)
6. Goodwill and Intangible Assets (continued)
Amortization expense in 2008 was approximately $7.1 million. Amortization expense of finite-lived intangibles for the next five years and thereafter is as follows:

Year Ending December 31,
2009	$7,852,000
2010	7,852,000
2011	7,782,000
2012	7,373,000
2013	7,101,000
Thereafter	69,657,000

Total amortization expense	$107,617,000

7. Lines of Credit
Excelsior, one of the Company’s subsidiaries, has a $15 million line of credit with a financial institution, with an interest rate at the lower of 3.75% above either LIBOR or the prime rate at the Company’s option at December 31, 2008. Beginning on January 1, 2009, the interest rate varies from 3.25% to 3.75% above either LIBOR or the prime rate, depending on Excelsior’s leverage ratio at the time the loan is drawn. The line is collateralized by all the assets of Excelsior, and is cross-collateralized with the term loan. A portion of the credit line, $810,000 at December 31, 2008, has been set aside as a letter of credit to collateralize Excelsior’s lease for its New York office space. As of December 31, 2008, approximately $14.2 million was available to the Company. The line and letter of credit expire on June 20, 2013. The line of credit is subject to certain financial covenants and certain fees on the unused balance.
8. Long-Term Debt
Since November 2007, the Company entered into a series of separate note purchase agreements to finance its acquisitions, raising additional capital through the issuance of senior notes and term loans.

20

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements (continued)
8. Long-Term Debt (continued)
Senior Notes
The senior notes were issued to the Company’s equity investors, including management, at interest rates of 14.5% and 15.5% due November 1, 2013 and October 31, 2013, respectively, with interest compounded quarterly and payable in kind (PIK) until the principal and accrued interest become due at maturity. The amount of the interest accrued on each quarterly interest payment date is capitalized as principal. In the event of a default, the rate of interest increases by 2% per annum. The senior notes contain certain financial and restrictive covenants, among others, including restriction on the sale of assets, offers to repurchase upon change of control, specific use of proceeds, and maintenance of certain financial ratios.
In addition, the notes contain redemption features where the Company has the option to redeem any portion of the outstanding balance of the notes and capitalized interest thereon at 105%, 102.5%, and 100% after June 15, 2011, 2012, and 2013, respectively.
At December 31, 2008, the outstanding balances of the senior notes were approximately
$20.9 million, with interest at 14.5%, and approximately $36 million, with interest of 15.5%, respectively.
PIK interest expense during the year ended December 31, 2008 was approximately $6.2 million.
Note Payable
On June 20, 2008, the Company amended its term loan to fund an acquisition resulting in a total term loan of $95 million. The loan is subject to quarterly principal payments, with a balloon payment at maturity in June 2013, and carries interest rate that is reset quarterly. The loan is subject to certain financial covenants, including maximum leverage ratios and minimum fixed charges. The Company is also subject to contingent principal payments based on excess cash flows, as defined in the note agreement calculated annually. Borrowings are collateralized by substantially all the assets of Excelsior, and are cross-collateralized with the line of credit.
At December 31, 2008, the outstanding balance was approximately $92.6 million. The interest rate for the approximately $37.6 million of the $92.6 million was 6.88% and was 9.57% for the remaining $55 million. Interest on the term loan tranches is payable quarterly at a rate of LIBOR plus 4.75%. This interest rate is reset quarterly from the date of inception of the respective loans. The Company is required to maintain interest rate protection agreements covering a notional amount of not less than 50% of all outstanding indebtedness.

21

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements (continued)
8. Long-Term Debt (continued)
Aggregate future required principal payments of long-term debt at December 31, 2008 are as follows:

2009	$5,892,000
2010	7,125,000
2011	9,500,000
2012	14,250,000
2013	113,005,000

$149,772,000

At December 31, 2008, the Company has a non-interest bearing loan payable in amount of $150,000 which was settled in 2009.
Interest Rate Swap Contracts
To manage interest rate risk, the Company may be required to enter into interest rate swap contracts to adjust the proportion of total debt that is subject to variable interest rates. Such contracts fix the borrowing rates on floating debt to provide a hedge against the risk of rising rates.
By using derivative financial instruments to hedge exposure to changes in interest rates, the Company exposes itself to credit risk and market risk. Credit risk is the failure of the counterparty to perform under the terms of the interest rate swap contract. Market risk is the adverse effect on the value of a financial instrument that results from a change in interest rates. The market risk associated with interest rate swap contracts is managed by establishing and monitoring parameters that limit the types and degree of market risk that may be undertaken.
The Company assesses interest rate cash flow risk by continually identifying and monitoring changes in interest rate exposure that may adversely impact expected future cash flows, and by evaluating hedging opportunities.
The Company uses a variable rate debt to finance operations. The debt obligations expose the Company to variability in interest payments due to changes in interest rates. The Company is required under the term loan, under certain circumstances, to limit the variability of its interest payments. To meet this objective, the Company has entered into interest rate swap agreements to manage fluctuations in cash flows resulting from interest rate risk. These swap agreements have converted variable-rate cash flow exposure on the debt obligations to fixed cash flows.

22

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements (continued)
8. Long-Term Debt (continued)
At December 31, 2008, the Company was party to four interest rate swap agreements. One agreement required the Company to pay fixed interest of 4.41% on a total notional value of $30 million, and expired on December 31, 2010. The remaining three agreements each required the Company to pay a fixed interest of 3.6% on a total notional value of approximately $17.7 million, and expired on June 30, 2010. All amounts amortize proportionately to the debt. The Company has not contemporaneously assessed the effectiveness of its interest rate swap agreements. Accordingly, the change in fair value of the swap agreement of approximately $1.6 million for the year ended December 31, 2008 has been reflected as an increase to interest expense, net on the consolidated statement of operations. The agreements had a fair value net liability position of approximately $2.1 million, at December 31, 2008, all of which approximately $1.3 was recorded as a short-term liability and approximately $800,000 was recorded in other long term liabilities on the consolidated balance sheets.
9. Shareholders’ Equity
As of December 31, 2008, the Company has the authority to issue 1,000,000 shares of preferred stock, $0.001 par value per share, and 5,000,000 shares of common stock, $0.001 par value per share.
10. Income Taxes
The income tax benefit from continuing operations for the year ended December 31, 2008 consist of the following:

2008

Current tax provision:
Federal	$—
State	—
Foreign	—

Total current tax provision	—

Deferred tax provision (benefit):
Federal	(4,726,000)
State	(1,163,000)

Total deferred tax provision (benefit)	(5,889,000)

Total income tax provision (benefit)	$(5,889,000)

23

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements (continued)
10. Income Taxes (continued)
Reconciliations of the difference between income taxes from continuing operations computed at the statutory federal rate, and provision for income taxes for the year ended December 31, 2008 are as follows:

2008

Statutory rate	34.0%
State taxes, net of federal benefits	4.7
ASC 740-10 (FIN-48)	(7.9)
Other	5.3

36.1%

10. Income Taxes
The primary components of temporary differences which give rise to deferred taxes and deferred liabilities as of December 31, 2008 are as follows:

2008
Deferred tax assets
Depreciation	$36,000
Allowance for bad debt	295,000
Interest rate swap	336,000
Net operating losses	5,940,000
State tax deferred	778,000
Other	1,664,000

Total deferred tax assets	9,049,000

Amortization	(20,531,000)
State tax — deferred	(39,000)

Total deferred tax liabilities	(20,570,000)

Net deferred tax	$(11,521,000)

At December 31, 2008, the Company has net operating loss carry forwards (NOL) available to offset future taxable income of approximately $16 million for federal and for various state tax returns. The NOLs expire in various amounts starting in 2027 to 2028.

24

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements (continued)
11. Commitments and Contingencies
Operating Leases
The Company leases office space, as well as telecommunications, office equipment, and satellite communications, under various operating lease agreements, which expire at various dates through 2020. Certain lease agreements are non-cancellable, with aggregate minimum lease payment requirements, and contain certain escalation clauses.
The Company incurred aggregate rent expense under its operating leases of approximately $4.4 for the year ended December 31, 2008.
Future minimum rental payments under non-cancellable operating leases consisted of the following at December 31, 2008:

Future
Minimum
Rent
Year Ending December 31,
2009	$5,481,000
2010	5,354,000
2011	4,613,000
2012	3,573,000
2013	3,205,000
Thereafter	14,224,000

Total	$36,450,000

25

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements (continued)
11. Commitments and Contingencies (continued)
Capital Leases
The Company leases certain network and office equipment under capital leases. Approximate future minimum payments under these agreements consisted of the following at December 31, 2008:

Year Ending December 31,
2009	$161,000
2010	139,000
2011	47,000

347,000
Less amount representing interest	(38,000)

$309,000

Backtrax
In September 2005, the Company purchased the assets of Backtrax Radio Network (“Backtrax”). Backtrax may receive an annual earn-out equal to 26.5% of net profits, as defined in the asset purchase agreement, for a period of seven years. The Company records this contingency when determinable. The additional consideration is recorded in goodwill on the consolidated balance sheets at its fair value as additional purchase price for Backtrax. The Company has recorded an approximate additional $300,000 of goodwill for the year ended December 31, 2008.
Guarantee Payments
The Company has an agreement with a specific producer whereby if the producer reaches a certain audience level, the Company will guarantee that producer $4 million. The producer did not meet the minimum audience level required to ensure the $4 million for the year ended December 31, 2008. This agreement expires in December 2014.

26

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements (continued)
11. Commitments and Contingencies (continued)
Employment Agreements
The Company has entered into employment agreements with certain of its executives, which provide for annual compensation plus, in most cases, bonuses and other benefits. As of December 31, 2008, future minimum annual payments under these agreements are as follows:

Year Ending December 31,
2009	$4,828,000
2010	3,811,000
2011	3,256,000
2012	1,201,000

$13,096,000

Management Agreement
The Company has a Management Agreement with Westwood One Radio Networks, Inc. (“WON”), whereby the Company is managing and operating eight 24/7 music formats (the “Formats”). The Company recognizes all revenue, and incurs all expenses, related to the operation of the Formats. The Management Agreement requires the Company to pay a rights fee of approximately $2.4 million in 2009, $2.5 million in 2010, and $2.6 million in each of 2011 and 2012. The fees in 2011 and 2012 may be reduced if the Company exercises a call option commencing on June 30, 2011 to purchase the Formats for approximately $4.9 million. In addition, if the Company does not exercise its call option, WON can exercise its put option on January 15, 2012 for the same amount. For the year ended December 31, 2008, the Company incurred approximately $2.6 million in rights fees.
Legal Matters
The Company, from time-to-time, is named as a defendant in certain lawsuits. Management’s opinion is that the outcome of such litigation will not materially affect the Company’s consolidated financial position, or its results of operations or cash flows.
12. Related Party Transactions
The Company has an investment in Music To Go and acts as agent for Music To Go. The Company recorded producer expense of approximately $20,000 and earned approximately $32,000 in revenues in 2008 in connection with Music To Go programs.

27

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements (continued)
12. Related Party Transactions (continued)
The Company has an investment in Ex-Band and acts as agent for Ex-Band programs. The Company recorded approximately $500,000 of revenues, and incurred approximately $200,000 of producer expense in 2008.
13. Fair Value of Financial Instruments
The Company’s financial instruments consist primarily of cash and cash equivalents, restricted investment, accounts receivable, accounts payable, producer payables, accrued expenses, long-term debt, and interest rate swap contracts. The carrying values of the Company’s cash and cash equivalents, restricted investment, accounts receivable, accounts payable, producer payables, and accrued expenses approximate fair value due to the short maturity of these instruments. The fair values of some investments are estimated based on quoted market prices for those or similar investments. For other investments for which there are no quoted market prices, a reasonable estimate of fair value could not be made without incurring excessive costs. Additional information pertinent to the value of unquoted investments is provided in Note 4. The fair value of the Company’s long-term debt is estimated based on the quoted market prices for the same or similar issues or on the current rates offered to the Company for debt of the same remaining maturities. The carrying amount of the Company’s long-term debt at December 31, 2008 was approximately $150 million.
However, considerable judgment is required in interpreting market data to develop estimates of fair value. The fair value estimate presented herein is not necessarily indicative of the amount that the Company or the debt holders could realize in a current market exchange. The use of different assumptions and/or estimation methodologies may have a material effect on the estimated fair value.
Fair value of interest rate swaps is based on forward-looking interest rate curves, as provided by the counter—party, adjusted for the Company’s credit risk. Fair value of the liability for contingent consideration related to business combinations is estimated using discounted forecasted revenues.

28

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements (continued)
13. Fair Value of Financial Instruments (continued)
As of December 31, 2008, assets and liabilities measured at fair value on a recurring basis are summarized below:

	Level 1	Level 2	Level 3
Assets
Cash and cash equivalents	$7,860,000	$—	$—
Restricted investment	538,000	—	—

Total assets	$8,398,000	$—	$—

Liabilities
Interest rate swap	$—	$—	$2,100,000

	$—	$—	$2,100,000

14. Subsequent Events
On July 29, 2011, the Company exercised its call option under the WON Management Agreement (see Note 11) to purchase the Formats for $4,950,000.
On July 29, 2011 the Board of Directors of the Company approved a reorganization of the Company whereby the Company will discontinue the operations of its Digital division and MJI, included in the Radio division.
On July 30, 2011, the Company and Radio Network Holdings, LLC (“RNH”), a Delaware corporation and a newly formed wholly-owned subsidiary of Westwood One, Inc. (“Westwood”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which the Company will merge with and into RNH (the “Merger”). Completion of the Merger is subject to customary conditions, including, among others: (1) completion of the debt financing for the transaction, (2) receipt of required regulatory approvals, (3) the absence of legal impediments to the Merger, (4) the expiration or early termination of the waiting period applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and any required approvals thereunder, (5) the absence of certain material adverse changes or events, (6) the accuracy of the other party’s representations and warranties and (7) there not being holders of more than 3% of the outstanding shares of the Company’s common stock properly exercising appraisal rights. The Merger Agreement may be terminated by (1) mutual consent of Westwood and the Company, (2)Westwood or the Company if the Merger has not be completed by October 28, 2011, (3) Westwood or the Company if the Merger has been permanently enjoined or declared illegal, (4) Westwood or the Company upon certain breaches of the Merger Agreement by the other party or (5) by Westwood if it receives a unsolicited Superior Proposal (as defined in the Merger Agreement) on or before August 26, 2011 and Westwood’s board of directors believes it is required to terminate the Merger Agreement pursuant to its fiduciary duties. If the Merger is completed RNH will issue approximately 34.4 million shares of unregistered Class B common stock to the Company’s stockholders who are expected to hold approximately 59% of the common stock of the combined company after the Merger. This expectation is based on preliminary estimates which may materially change. The proposed merger will be accounted for as reverse acquisition. If the Westwood’s Board elects to terminate the Merger Agreement because they receive an unsolicited superior proposal and other conditions related thereto are met, Westwood will owe a termination fee of $5,625,000 to the Company.
In preparation of the consolidated financial statements, the Company considered subsequent events through September 6, 2011.

29

Consolidated Financial Statements
and Other Financial Information
Verge Media Companies, Inc.
Years Ended December 31, 2010 and 2009
With Report of Independent Auditors

Verge Media Companies, Inc.
Consolidated Financial Statements
and Other Financial Information
Years Ended December 31, 2010 and 2009

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
Verge Media Companies, Inc.
We have audited the accompanying consolidated balance sheets of Verge Media Companies, Inc. (the “Company”) as of December 31, 2010 and 2009, and the related consolidated statements of operations, changes in shareholders’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Verge Media Companies, Inc. at December 31, 2010 and 2009, and the consolidated results of its operations and its cash flows for the years then ended, in conformity with U.S. generally accepted accounting principles.
/s/ Ernst & Young LLP
April 29, 2011, except for Note 16 as to which the date is September 6, 2011

3

Verge Media Companies, Inc.
Consolidated Balance Sheets

	December 31
	2010	2009
Assets
Current assets:
Cash and cash equivalents	$13,948,000	$3,909,000
Accounts receivable, net	52,379,000	51,355,000
Prepaid expenses and other current assets	3,081,000	2,936,000
Current asset of discontinued operations	—	477,000

Total current assets	69,408,000	58,677,000

Property and equipment, net	8,385,000	9,870,000
Investment	561,000	3,717,000
Intangible assets, net	117,650,000	117,828,000
Goodwill	150,952,000	122,226,000
Restricted investment	538,000	538,000
Other assets	3,937,000	2,574,000
Deferred financing costs, net	2,683,000	2,595,000

Total assets	$354,114,000	$318,025,000

Liabilities and shareholders’ equity
Current liabilities:
Accounts payable	$7,192,000	$4,496,000
Producer payable	15,981,000	19,221,000
Accrued expenses and other current liabilities	9,734,000	9,238,000
Long-term debt, current portion	11,225,000	7,125,000
Capital lease obligations, current	431,000	106,000
Deferred revenue	1,046,000	246,000
Current liabilities of discontinued operations	—	23,000

Total current liabilities	45,609,000	40,455,000

Non-current portion of long-term debt	179,310,000	147,231,000
Capital lease obligations, long term	10,000	134,000
Deferred tax liabilities	10,353,000	6,339,000
Other long-term liabilities	1,128,000	850,000

Total liabilities	236,410,000	195,009,000

Commitments and contingencies

Shareholders’ equity:
Preferred stock, $.001 par value, 1,000,000 shares authorized, and none issued
Common stock, $.001 par value, 6,000,000 and 5,000,000 shares authorized, respectively, 5,006,609 and 4,837,836 shares issued and outstanding, respectively	5,000	5,000
Additional paid-in capital	163,285,000	157,210,000
Accumulated deficit	(45,586,000)	(34,199,000)

Total shareholders’ equity	117,704,000	123,016,000

Total liabilities and shareholders’ equity	$354,114,000	$318,025,000

See accompanying notes.

4

Verge Media Companies, Inc.
Consolidated Statements of Operations

	Year Ended December 31
	2010	2009

Net revenues	$122,746,000	$95,142,000

Cost of revenues	48,114,000	40,838,000

Gross profit	74,632,000	54,304,000

Operating expenses	49,202,000	50,175,000
Depreciation and amortization	18,639,000	15,621,000

Income (loss) from continuing operations	6,791,000	(11,492,000)

Interest expense, net	(19,533,000)	(16,376,000)
Gain from remeasurement of investment	5,573,000	1,675,000
Loss on equity investment	(778,000)	(1,148,000)
Other expenses	(1,257,000)	(464,000)

Loss from continuing operations before income tax (benefit) income tax benefit	(9,204,000)	(27,805,000)
Income tax (benefit) from continuing operations	2,156,000	(10,389,000)

Loss from continuing operations	(11,360,000)	(17,416,000)

Loss from discontinued operations, net of income tax benefit of $0 in 2010 and $342,000 in 2009	(27,000)	(565,000)

Net loss	$(11,387,000)	$(17,981,000)

See accompanying notes.

5

Verge Media Companies, Inc.
Consolidated Statements of Changes in Shareholders’ Equity
Years Ended December 31, 2010 and 2009

	Common Stock		Additional
	Number of		Paid-In	Accumulated
	Shares	Amount	Capital	Deficit	Total
Balance at December 31, 2008	3,595,320	$3,595	$112,480,405	$(16,218,000)	$96,266,000
Acquisition of Mass 2 One Media LLC	223,771	224	8,055,776	—	8,056,000
Acquisition of Spacial Audio Solutions, LLC	106,667	107	3,839,893	—	3,840,000
Acquisition of Enticent, Inc.	66,667	66	2,399,934	—	2,400,000
Sale of common stock	727,748	728	26,198,272	—	26,199,000
Contingent consideration from prior acquisitions	17,072	17	614,983	—	615,000
Bridge loan conversion	91,002	91	3,275,909	—	3,276,000
Exercise of management subscription rights	9,589	10	344,990	—	345,000
Net loss	—	—	—	(17,981,000)	(17,981,000)

Balance at December 31, 2009	4,837,836	4,838	157,210,162	(34,199,000)	123,016,000
Issuance of common stock	168,773	162	6,074,838	—	6,075,000
Net loss	—	—	—	(11,387,000)	(11,387,000)

Balance at December 31, 2010	5,006,609	$5,000	$163,285,000	$(45,586,000)	$117,704,000

See accompanying notes.

6

Verge Media Companies, Inc.
Consolidated Statements of Cash Flows

	Year Ended December 31
	2010	2009
Operating activities
Net loss	$(11,387,000)	$(17,981,000)
Loss from discontinued operations, net of tax	(27,000)	(564,000)

Loss from continuing operations	(11,360,000)	(17,417,000)
Adjustments to reconcile net loss to net cash provided by (used in) operating activity, net of acquisitions:
Depreciation and amortization	18,639,000	15,261,000
Non-cash interest expense	13,764,000	10,255,000
Bad debt expense	408,000	69,000
Change in fair value of interest rate swap	(1,147,000)	(962,000)
Increase in deferred rent	306,000	451,000
Gain from remeasurement of investment	(5,573,000)	(1,675,000)
Loss in equity investment	778,000	1,148,000
Loss in investment	561,000	—
Indefinite-lived intangible asset impairment	—	360,000
Write-off of loan receivable	695,000	—
Deferred taxes	2,115,000	(10,812,000)
Non-cash marketing expense	—	2,800,000
Foreign currency transaction loss	13,000	—
Changes in assets and liabilities:
Accounts receivable	(79,000)	(1,608,000)
Prepaid expenses and other current assets	894,000	397,000
Net current assets of discontinued operations	426,000	—
Other assets	(104,000)	(55,000)
Accounts payable	1,099,000	34,000
Producer payable	(3,240,000)	(2,659,000)
Accrued expenses and other current liabilities	(752,000)	289,000
Deferred revenue	745,000	(286,000)
Other liabilities	(28,000)	(835,000)

Total adjustments	29,520,000	12,172,000

Net cash provided by (used in) operating activities of continued operations	18,160,000	(5,245,000)
Net cash used in operating activities of discontinued operations	—	(565,000)

Net cash provided by (used in) operating activities	18,160,000	(5,810,000)

7

Verge Media Companies, Inc.

Consolidated Cash Flows (continued)

	Year Ended December 31
	2010	2009
Cash flows from investing activities
Acquisition of property and equipment	$(3,107,000)	$(2,934,000)
Acquisition of capitalized software	(1,473,000)	(919,000)
Acquisitions of business, net of cash acquired	(31,490,000)	(19,135,000)

Net cash used in investing activities	(36,070,000)	(22,988,000)

Cash flows from financing activities
Principal payments of capital lease obligation	(243,000)	(124,000)
Proceeds from bridge loan	—	3,000,000
Proceeds from issuance of PIK notes	15,000,000	2,221,000
Proceeds from long term debt	20,000,000	—
Repayment of long term debt	(11,368,000)	(6,794,000)
Deferred financing costs	(1,515,000)	—
Issuance of common stock	6,075,000	26,544,000

Net cash provided by financing activities	27,949,000	24,847,000

Net increase (decrease) in cash and cash equivalents	10,039,000	(3,951,000)
Cash and cash equivalents:
Beginning of year	3,909,000	7,860,000

End of year	$13,948,000	$3,909,000

Supplemental disclosures
Interest expense paid	$6,741,000	$7,716,000

Noncash investing and financing activities
Accrual of contingent payment on purchase of business	$1,000,000	$—

Acquisition under capital lease	$41,000	$—

Property and equipment under capital lease	$—	$—

Common stock issued relating to acquisitions	$—	$14,910,000

Conversion of bridge loan to common stock	$—	$3,276,000

Elimination in consolidation of Mass2One Notes receivable	$—	$3,000,000

See accompanying notes.

8

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements
December 31, 2010
1. Description of Business
Verge Media Companies, Inc. (together with its subsidiaries, the “Company”) consists of two main divisions: Digital and Radio. Radio creates, develops, produces, and syndicates programming, as well as various related services, and provides these programs and services to more than 8,000 radio stations nationwide. In exchange for the programs and services, the Company primarily receives air time from the radio stations’ clients, and aggregates this air time to sell to national advertisers, or receives cash. The programming and content includes 24/7 formats, prep services, imaging and jingles and satellite services, as well as long-form and short-form programming. The Company has a number of independent producer clients that provide programming and services to radio stations, and sells this air time with the air time the Company receives on the clients’ behalf. Through its Radio division (also known as Excelsior Radio Networks or “Excelsior”), it owns and operates Dial-Global, which provides sales representation services to national radio production companies, producing more than 100 different programs and services, in addition to providing syndicated programming and services to radio.
The Company’s Digital division is the leading digital service to traditional and online radio providing services to thousands of radio stations worldwide. Services include streaming, measurement, advertising management and monetization and audience engagement solutions which cover database, music discovery and web management systems.
2. Summary of Significant Accounting Policies
Principles of Consolidation
The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

9

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements
2. Summary of Significant Accounting Policies (continued)
Use of Estimates
The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities, at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Estimates by their nature are based on judgments and available information. Actual results could differ from those estimates. The most significant assumptions and estimates involved in preparing the financial statements include those related to useful lives of property and equipment, the useful lives of intangible assets, allowance for doubtful accounts, fair values assigned to intangibles and interest rate swaps, and the valuation of goodwill.
Cash and Cash Equivalents
All highly liquid investments purchased with an original maturity of three months or less at the date of acquisition are classified as cash and cash equivalents.
Restricted Investment
Restricted investment consists of a certificate of deposit that is collateral for a letter of credit issued by the Company in connection with its New York office lease (Note 7). This investment is categorized as a held-to-maturity security. The certificate of deposit matures in May 2011.
Accounts Receivable and Allowance for Doubtful Accounts
In the normal course of business, the Company provides unsecured credit to customers, performs credit evaluations of these customers, and maintains reserves for potential credit losses. In determining the amount of allowance for doubtful accounts, management considers historical credit losses, the past due status of receivables, payment history, and other customer-specific information. The past due status of a receivable is based on its contractual terms. Expected credit losses are recorded as an allowance for doubtful accounts. Receivables are written off when management believes they are uncollectible. The allowance for doubtful accounts was approximately $634,000 and $709,000 at December 31, 2010 and 2009, respectively.

10

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements
2. Summary of Significant Accounting Policies (continued)
Property and Equipment
Property and equipment are recorded at cost. The Company provides for depreciation and amortization using the straight-line method over the assets’ estimated useful lives. Estimated useful lives are as follows:

Radio, network and communications equipment	3 to 7 years
Office computer and equipment	3 to 5 years
Furniture and fixtures	5 to 7 years
Leasehold improvements	Shorter of useful life or lease term
The cost and accumulated depreciation applicable to assets retired or sold are removed from the respective accounts, and gains or losses thereon, are included in the consolidated statements of operations. Repairs and maintenance costs which do not extend the useful lives of the assets are expensed as incurred.
Capitalized Software Costs
The Company capitalizes external direct costs of materials and services consumed in developing and obtaining internal use computer software, and the payroll and payroll-related costs for employees who are directly associated with, and who devote time to, developing the internal use computer software. Management’s judgment is required in determining the point at which various projects enter the stages at which costs may be capitalized, in assessing the ongoing value of the capitalized costs, and in determining the estimated useful lives over which the costs are amortized. The Company expects to continue to invest in internally developed software.
The Company’s internal use capitalized software development costs were approximately $1.5 million and $1.1 million, with related accumulated amortization of $288,000 and $15,000 at December 31, 2010 and 2009, respectively. Amortization expense was $273,000 and $15,000 for the years ended December 31, 2010 and 2009, respectively.
In addition, the Company capitalizes software costs to be marketed associated with the licensing of its digital products and services to its customers. The costs of producing software masters, including costs of programmers and the related overhead, subsequent to establishing technological feasibility, is capitalized. Technological feasibility is established when the Company has completed all planning, designing, coding, and testing activities that are necessary to establish that the software product meets its designed specifications. All costs incurred to establish technological feasibility of this software are charged to expense.

11

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements
2. Summary of Significant Accounting Policies (continued)
The Company’s external use capitalized software costs to be marketed were approximately $1.7 million and $614,000, with related accumulated amortization of $384,000 and $85,000 at December 31, 2010 and 2009, respectively. Amortization expense was approximately $300,000 and $28,000 for the years ended December 31, 2010 and 2009, respectively.
All external and internal use capitalized software costs are included in other assets on the accompanying consolidated balance sheets, and are amortized between two and five years.
Research and Development
Research and development costs are incurred to establish the technological feasibility of software products to be marketed. Research and development expense consist primarily of salaries and benefits for research and development personnel. Research and development costs were approximately $3.0 million for the year ended December 31, 2010.
Investments
Investments in which the Company has significant influence, but less than a controlling voting interest, are accounted for using the equity method. Significant influence is generally presumed to exist when the Company owns an interest of approximately 20% to 50%, and exercises significant influence. Under the equity method of accounting, the Company includes its investment and amounts due to and from its equity method investments in its consolidated balance sheets. The Company’s consolidated statements of operations includes the Company’s share of the investees earnings (losses), and the Company’s consolidated statements of cash flows includes all cash received from or paid to the investee. Investments in which the Company has no significant influence (generally less than a 20% ownership interest), or does not exert significant influence, are designated as available-for-sale investments if readily determinable market values are available. If an investment’s fair value is not readily determinable, the Company accounts for its investment at cost.

12

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements
2. Summary of Significant Accounting Policies (continued)
Goodwill and Intangible Assets
Goodwill represents the excess of consideration transferred over the fair value of identifiable net assets acquired. Acquired intangibles are recorded at fair value as of the acquisition date. Goodwill and other intangibles determined to have an indefinite life are not amortized, but tested for annual impairment. The Company measures impairment of its indefinite-lived intangible assets, which consists of trade names based on the relief-from-royalty method. An impairment loss is recognized on indefinite-lived intangibles when the carrying amount exceeds the fair value. For goodwill, the fair value of the reporting unit is compared to its carrying amount on an annual basis to determine if there is a potential impairment. If the fair value of the reporting unit is less than its carrying value, an impairment loss is recorded to the extent that the fair value of the goodwill is less than their carrying value, determined based on discounted cash flows, market multiples, or appraised values, as appropriate.
The Company has determined that there was no impairment of goodwill as a result of completing an impairment review as of December 31, 2010 and 2009. No impairment on indefinite-lived intangible assets was identified by the Company in the year ended December 31, 2010. The Company determined that there was impairment of $360,000 on an indefinite-lived intangible asset during the year ended December 31, 2009.
Intangible assets subject to amortization consist of advertiser and producer relationships, trade names, customer relationships, technology, in-process research and development (IPR&D) beneficial lease interest, and non-compete agreements acquired. The intangible asset values assigned were determined based upon the expected discounted aggregate cash flows to be derived over the life of the assets. The Company amortizes the value assigned to intangibles as follows:

Advertiser and producer relationships	15 years
Trade names	3-7 years
Customer relationships	1-9 years
Technology	2-8 years
IPR&D	8-9 years
Beneficial lease interest	7 years
Non-compete agreements	4 years
In 2010, the approximate weighted-average useful life of trade names is six years, customer relationships is 6.4 years, technology is 7.1 years, and IPR&D is 8.6 years.
In 2009, the approximate weighted-average amortization period for trade name is 6.2 years, for technology is 7.1 years, for IPR&D is 8.6 years, and for customer relationships is 5.6 years.

13

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements
2. Summary of Significant Accounting Policies (continued)
Intangible assets that have definite lives are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. If any indications were present, the Company would test for recoverability by comparing the carrying amount of the asset to the net undiscounted cash flows expected to be generated from the asset. If those net undiscounted cash flows do not exceed the carrying amount (i.e., the asset is not recoverable), the Company would perform the next step, which is to determine the fair value of the asset, and record an impairment, if any. The Company re-evaluates the useful life determinations for these intangible assets each year to determine whether events and circumstances warrant a revision in their remaining useful lives. The Company has determined that there were no indicators of impairment of definite-lived intangible assets as of December 31, 2010 and 2009.
Deferred Financing Costs
Deferred financing costs are amortized under the interest method over the term of the debt. Amortization expense was approximately $1,427,000 and $672,000 for the years ended December 31, 2010 and 2009, and is included in interest expense, net in the consolidated statements of operations.
Deferred Rent
The Company recognizes rent expense on leases containing scheduled rent increases by amortizing the aggregate minimum lease payments on a straight-line basis over the lease term.
Revenue Recognition
Revenues primarily comprise of network radio advertising. Network radio advertising revenues are recognized, net of agency fees and producer fees, when the advertising has aired.
Revenue generated from charging fees to radio stations and networks for music libraries, audio production elements, and jingle production services are recognized upon delivery, or on a straight-line basis over the term of the contract, depending on the terms of the respective contracts.

14

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements
2. Summary of Significant Accounting Policies (continued)
Revenue generated from monthly base fees for providing digital content, as well as fees related to audience size and number of advertising impressions served and measured, for providing digital content, solutions, and marketing, as well as support and implementation to media companies, are also recognized when the services are provided, or on a straight-line basis over the term of the related customer contract. Revenues from additional services, such as custom development, online streaming, and ad insertion and measurement include monthly-based fees and additional fees based on consumption which are billed separately and recognized as the services are provided. Deferred revenues represent revenues that have not been earned, but the client has paid in advance.
Advertising Costs
Advertising costs are expensed as incurred. Advertising costs totaled approximately $697,000 and $661,000 for the years ended December 31, 2010 and 2009.
Concentration of Credit Risk
Financial instruments which potentially subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents, and accounts receivable. At December 31, 2010 and 2009, substantially all of the Company’s cash and cash equivalents were held at seven financial institutions, and exceeded federally insured limits.
The Company’s revenues are generated primarily from companies located in the United States. The Company performs periodic credit evaluations of its customers’ financial condition and, in certain instances, requires payment in advance. Accounts receivable are due principally from large U.S. companies under stated contract terms. The Company provides for estimated credit losses, as required.
For the years ended December 21, 2010 and 2009, one customer accounted for approximately 17% and 15% of gross revenues. At December 31, 2010 and 2009, approximately 23% and 20% of accounts receivable was due from this customer.

15

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements
2. Summary of Significant Accounting Policies (continued)
Income Taxes
Deferred income taxes are recognized for the temporary differences between the financial statement and the tax basis of the assets and liabilities of the Company. The Company calculates the deferred income taxes using the enacted tax rate expected to apply to the taxable income for each year in which the deferred tax liability or asset is expected to be settled or realized.
The Company adopted the applicable sections of Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 740-10 that were included in the pre-Codification FASB Interpretation No. 48, Accounting for Uncertainty of Income Taxes. The guidance prescribes a recognition threshold and measurement attribute for financial statement recognition, and measurement of a tax position taken, or expected to be taken, in a tax return, and also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. A tax benefit from an uncertain tax position taken, or expected to be taken, may be recognized only if it is “more likely than not” that the position is sustainable upon tax authority examination, based on its technical merits. The tax benefit of a qualifying position under this guidance would equal the largest amount of tax benefit that is greater than 50% likely of being realized upon settlement, with a taxing authority having full knowledge of all the relevant information. A liability (including interest and penalties, if applicable) is established in the financial statements to the extent a current benefit has been recognized on a tax return for matters that are considered contingent upon the outcome of an uncertain tax position. In the opinion of management, the Company has no uncertain tax positions. The tax years subject to examination by the taxing authorities are the years ended December 31, 2007 and forward.
Translation of Foreign Currencies
The functional currency for the Company’s foreign subsidiaries is the U.S. Dollar. The re-measurement from the applicable foreign currencies to U.S. Dollars for transactions denominated in currencies other than U.S. Dollars is performed based on the date of the transactions. Gains and losses resulting from transactions in other than functional currencies are reflected in operating results.

16

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements
2. Summary of Significant Accounting Policies (continued)
Fair Value Measurements
Fair value of financial and non-financial assets and liabilities is defined as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. The three-tier hierarchy for inputs used in measuring fair value, which prioritizes the inputs used in the methodologies of measuring fair value for assets and liabilities, is as follows:
Level 1 — Quoted prices in active markets for identical assets or liabilities
Level 2 — Observable inputs other than quoted prices in active markets for identical assets and liabilities
Level 3 — No observable pricing inputs in the market
Financial assets and financial liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurements. The Company’s assessment of the significance of a particular input to the fair value measurements requires judgment, and may affect the valuation of the assets and liabilities being measured, and their placement within the fair value hierarchy.
The fair value hierarchy also requires an entity to maximize the use of observable inputs, and minimize the use of unobservable inputs, when measuring fair value.
Interest Rate Swap Agreements
The Company enters into interest rate swap agreements to manage the risks associated with its variable rate debt. These interest rate swaps are not designated as hedges. Accordingly, interest rate swap agreements are recorded at fair value, and included in assets or liabilities, as appropriate. Changes in fair value at each balance sheet date, and upon maturity, are included in interest expense, net in the consolidated statement of operations.

17

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements
2. Summary of Significant Accounting Policies (continued)
Reclassifications
Certain amounts in previously issued financial statements have been reclassified to conform to the 2010 presentation. These reclassifications had no effect on previously reported net income.
Recent Accounting Pronouncements
The adoption of the following accounting standards and updates during 2010 did not result in a significant impact to the consolidated financial statements:
•
On January 1, 2010, the Company adopted the accounting standard that; requires a qualitative rather than a quantitative analysis to determine the primary beneficiary of a variable interest entity (“VIE”); requires ongoing reassessments of whether an enterprise is a primary beneficiary of a VIE; enhances disclosures about an enterprise’s involvement with a VIE; and amends certain guidance for determining whether an entity is a VIE.

•
On January 1, 2010, the Company adopted the update to the accounting standard that requires new disclosures, and clarifies existing disclosures on fair value measurements. This standard also requires new disclosures including (i) separate disclosure of the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements, and a description of the reasons for the transfers, and (ii) separate presentation of information about purchases, sales, issuances, and settlements in the reconciliation of Level 3 fair value measurements. This update also clarifies existing disclosures requiring the Company to (i) determine each class of assets and liabilities based on the nature and risks of the investments, rather than by major security type, and (ii) for each class of assets and liabilities, disclose the valuation techniques and inputs used to measure fair value for both Level 2 and Level 3 fair value measurements. The new disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010.

18

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements
3. Property and Equipment
Property and equipment consist of the following:

	December 31
	2010	2009

Radio and communications equipment	$9,597,000	$7,549,000
Office computer and equipment	7,802,000	5,827,000
Furniture and fixtures	837,000	774,000
Leasehold improvements	2,957,000	2,866,000
Capitalized lease assets	683,000	477,000

Property and equipment	21,876,000	17,493,000
Accumulated depreciation	(13,491,000)	(7,623,000)

Property and equipment, net	$8,385,000	$9,870,000

For the years ended December 31, 2010 and 2009, the Company recorded depreciation expense associated with property and equipment of approximately $5.9 million and $4.6 million, respectively. This includes depreciation on capitalized lease assets of $221,000 and $123,000, as of December 31, 2010 and 2009, respectively.
4. Investments
Ex-Band
On May 15, 2006, the Company purchased Series A Convertible Preferred Stock in Ex-Band Syndications, LLC (“Ex-Band”) for $1 million, representing 15% of the fully diluted shares outstanding of Ex-Band. Additionally, the Company incurred approximately $122,000 of expenses directly related to the acquisition which have been capitalized. The Company has accounted for the value of the stock at its cost basis on the consolidated balance sheets. The shares are convertible into common shares on a one-for-one basis, as adjusted for dilution, if any, as defined in the agreement, upon the earlier of (a) a qualified public offering, or (b) the date specified by written consent or agreement of the holders of at least 66 2/3% of the the outstanding shares of Series A Convertible Preferred Stock. The voting rights associated with the shares carry one vote per share, or per equivalent share.
At December 31, 2010, the Company determined that an other-than-temporary decline in the investment in Ex-Band had occurred based on its evaluation of the 2010 financial information and 2011 forecast. Ex-Band continues to operate profitably, and it is expected that it will continue to do so; however, due to the impact on earnings and consequently, fair value, of a 32% decline in revenues between 2008 and 2010, the Company recorded a loss of $561,000, which is included in other expenses in the consolidated statement of operations for the year ended December 31, 2010. This non-recurring fair value measure is classified as Level 3.

19

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements
4. Investments (continued)
Music To Go
In 2006, the Company acquired an 18% interest in Music To Go (“Music To Go”) for a cost of $5 million. The investment is accounted for under the equity method.
During the year ended December 31, 2009, the Company’s share of the investment loss in Music To Go amounted to approximately $752,000, which brought the carrying value to zero at December 31, 2009. Music To Go continued to incur losses in 2010, and the Company does not expect an imminent return to profitable operations. The Company also wrote off the loan receivable from Music To Go at December 21, 2010, for approximately $695,000, which has been classified under other expense in the statements of operations.
StreamTheWorld
In 2006 and 2007, the Company acquired equity investments of approximately 26% of the common stock in StreamTheWorld, Inc. (“StreamTheWorld”) for a total cost of approximately $4.6 million. The investment was accounted for under the equity method. As of December 31, 2009, its carrying value was approximately $2.6 million. During the year ended December 31, 2009, the Company’s share of the investment loss amounted to $396,000. On May 28, 2010, the Company purchased the remaining 74% of StreamTheWorld (Note 5). As of May 28, 2010, the Company recorded its share of investment loss of approximately $778,000 in 2010.
The Company’s total investments are as follows:

	December 31
	2010	2009
Ex-Band	$561,000	$1,122,000
StreamTheWorld	—	2,595,000

Total investments	$561,000	$3,717,000

20

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements
5. Acquisitions
The Company entered into the following business combinations during 2010 and 2009 to complement and add market share to the Company’s existing lines of business. Transaction costs associated with the combinations are included in operating expenses in the consolidated statements of operations.
StreamTheWorld
On May 28, 2010, the Company entered into a Share Purchase Agreement and acquired the remaining outstanding common and preferred shares of StreamTheWorld for approximately $30.4 million. StreamTheWorld provides online streaming services to its customers, and this acquisition will augment the Company’s service platform, providing online streaming services to its customer base that were previously outsourced. The pre-existing equity interest in StreamTheWorld was re-measured at fair value. The carrying value of the equity interest in StreamTheWorld as of the date of acquisition was $1.8 million. The fair value of the Company’s equity interest in StreamTheWorld immediately before the acquisition was approximately $7.4 million. A gain from remeasurement of the investment of $5.6 million is included in the consolidated statement of operations for the year ended December 31, 2010. The Company consolidated StreamTheWorld in its consolidated financial statements since the acquisition of the controlling interest in StreamTheWorld.
The purchase price for StreamTheWorld was allocated to the related assets acquired and liabilities assumed, and the excess of the consideration exchanged was allocated to goodwill of approximately $24.3 million.
Transaction costs related to the acquisition amounted to approximately $1.3 million, which is included in operating expenses in the consolidated statement of operations in the year ended December 31, 2010.
In order to fund the purchase of StreamTheWorld, the Company received $15 million under its senior notes from its equity investors, and obtained $20 million under a term loan.

21

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements
5.	Acquisitions (continued)
The purchase price, after the re-measurement, for StreamTheWorld was allocated as follows:

Cash	$568,000
Accounts receivable	1,353,000
Other current assets	1,039,000
Property and equipment	1,238,000
Goodwill	26,217,000
Technology	8,900,000
Customer relations	2,700,000
Trade name	270,000
Accounts payable	(571,000)
Accrued expenses	(1,396,000)
Deferred revenue	(54,000)
Deferred tax liability	(1,900,000)
Capital lease obligation	(404,000)
Debt	(211,000)

$37,749,000

Radio Voodoo
In June 2010, the Company purchased assets of VoodooVox, Inc. (“Voodoo”). Voodoo provides services that enable radio and television broadcasts to convert call-in lines into voice data collection services which enhance the Company’s product offerings to its radio station clients. The assets acquired primarily include all of the related tangible and intangible assets to operate Voodoo’s business operations. The purchase price was $1.5 million at closing, with two contingent payments to be paid to the sellers on or before March 31, and September 30, 2011. The contingent payments will be equal to 65% of revenues for the period from July 1, 2010 through June 30, 2011. If these payments are less than $2 million, the Company will pay the sellers an amount equal to 65% of revenues, from July 1, 2011 through June 30, 2012, that exceed revenues, from July 1, 2010 through June 30, 2011, but not to exceed $3.5 million in total purchase price.
The fair value of the estimated contingent payments as of the date of acquisition, and as of December 31, 2010, was approximately $1.0 million. No liabilities were assumed in the acquisition.
In addition, the Company simultaneously entered into a consulting agreement with the President and the CEO of Voodoo for a period of two years.

22

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements
5. Acquisitions (continued)
The purchase price for Voodoo was allocated as follows:

Property and equipment	$16,000
Customer relationships	400,000
Technology	410,000
Trade name	150,000
Goodwill	1,524,000

$2,500,000

Mass2One Media, LLC
On February 24, 2009, the Company entered into a purchase agreement to acquire the remaining 53% membership interests in Mass2One Media, LLC (“Mass2One”) by issuing 223,771 shares for the purchase price of approximately $8.1 million. Additionally, there was a $3 million receivable to the Company from Mass2One that was eliminated in consolidation upon acquisition, and therefore, is also considered in the purchase consideration. Transaction costs associated with this acquisition were approximately $605,000, which were included in operating expenses in the year ended December 31, 2009.
The Company previously owned a 47% membership interest in Mass2One and, therefore, began consolidating Mass2One in its consolidated financial statements after obtaining a controlling interest from the date of this acquisition. The investment in Mass2One was accounted for as an equity investment prior to February 24, 2009. The carrying value of the equity investment in Mass2One prior to this acquisition date was approximately $3.2 million, based on an original investment of $4 million, reduced by the Company’s share of equity losses in Mass2One of approximately $774,000, since the Company’s original investment.
The pre-existing equity interest in Mass2One ($3.2 million) was re-measured at fair value, and therefore, the related assets acquired and liabilities assumed were measured at their full fair value when the Company obtained a controlling interest in Mass2One. The re-measured fair value of the equity interest in Mass2One was approximately $4.9 million. As a result, the Company recognized a gain of approximately $1.7 million from the re-measurement.

23

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements
5. Acquisitions (continued)
In September 2008, Mass2One entered into a three-year license agreement with CBS, including a $3 million advance. The $3 million advance was to be recouped based on a formula related to a percentage of all program revenues, or upon the termination of the license agreement. This contract was amended in December 2009. The amended license agreement redefines the advance as a non-refundable payment, as CBS had fully used the advance for marketing the service licensed. In 2009, the Company expensed the remaining advance of approximately $2.8 million as a reduction to revenue, as there is no longer any future specific benefit to the Company.
The purchase price, after the re-measurement, for Mass2One was allocated as follows:

Cash	$31,000
Accounts receivable	299,000
Other current assets	2,809,000
Property and equipment	37,000
Goodwill	7,325,000
Customer relations	5,300,000
Technology	2,000,000
Trade name	1,200,000
Accounts payable	(77,000)
Accrued expenses	(69,000)
Deferred tax liabilities	(2,890,000)
Capital lease obligation	(9,000)

$15,956,000

Spacial Audio Solutions, LLC
On July 2, 2009, the Company entered into an agreement to purchase 100% of the membership interests in Spacial Audio Solutions, LLC (“Spacial”), for a total purchase price of approximately $7.4 million. Approximately $3.6 million of the purchase price was paid in cash, and the balance was paid with 106,667 shares of common stock valued at approximately $3.8 million. Transaction costs associated with this acquisition were approximately $1.2 million, which were included in operating expenses in the year ended December 31, 2009.

24

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements
5. Acquisitions (continued)
The purchase price for Spacial was allocated as follows:

Cash	$17,000
Accounts receivable	181,000
Other current assets	3,000
Property and equipment	1,000
Goodwill	5,005,000
Technology	2,200,000
Trade name	800,000
Customer relations	40,000
Other current liabilities	(111,000)
Deferred tax liabilities	(700,000)

$7,436,000

Enticent, Inc.
On August 5, 2009, the Company purchased the outstanding shares of Enticent, Inc. (“Enticent”) for a total purchase price of approximately $13.5 million; $11.1 million of the purchase price was paid in cash ($2.0 million held in escrow until February 2011), and the balance was paid with 66,667 shares of the common stock valued at approximately $2.4 million. Transaction costs associated with this acquisition were approximately $664,000, which were included in operating expenses in the year ended December 31, 2009.
The purchase price for Enticent was allocated as follows:

Cash	$134,000
Accounts receivable	522,000
Other current assets	171,000
Property and equipment	92,000
Goodwill	9,044,000
Technology	3,000,000
Trade name	2,000,000
Customer relations	1,000,000
Accounts payable	(52,000)
Accrued expenses	(105,000)
Deferred revenue	(221,000)
Deferred tax liabilities	(2,040,000)
Capital lease obligation	(45,000)

$13,500,000

25

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements
5. Acquisitions (continued)
As Mass2One and Enticent are both single-member limited liability companies for U.S. tax purposes, deferred taxes calculated for purchase accounting are recorded where they would be recognized; at their parent, Verge Media Companies, Inc.
6. Goodwill and Intangible Assets
Goodwill as of December 31, 2010 and 2009 was approximately $151 million and $122 million, respectively. The change in carrying amount of goodwill is as follows:

Balance — January 1, 2009	$95,616,000
Acquisitions in 2009	21,410,000
Contingent payout of prior year acquisitions	5,200,000

Balance — December 31, 2009	$122,226,000
StreamTheWorld acquisition	26,217,000
Voodoo acquisition	1,524,000
Backtrax additional consideration	185,000
Enticent reclassification of intangibles to goodwill	800,000

Balance — December 31, 2010	$150,952,000

Intangible assets consist of the following:

	December 31, 2010		December 31, 2009
	Gross Carrying	Accumulated	Gross Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Advertiser and producer relationships	$103,901,000	$19,726,000	$103,901,000	$12,800,000
Trade names	9,190,000	1,805,000	8,970,000	967,000
Customer relationships	11,040,000	2,884,000	7,940,000	1,474,000
Technology	16,710,000	3,029,000	8,000,000	1,109,000
IPR&D	4,400,000	1,152,000	4,400,000	638,000
Beneficial lease interests	1,200,000	549,000	1,200,000	374,000
Non-compete agreements	1,700,000	1,346,000	1,700,000	921,000

Total at December 31, 2010	$148,141,000	$30,491,000	$136,111,000	$18,283,000

The total weighted-average useful lives of all intangibles were 12.7 and 13.1 years for the years ended December 31, 2010 and 2009, respectively.

26

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements
6. Goodwill and Intangible Assets (continued)
The Company has certain trade names deemed indefinite-lived intangibles. The balance of these indefinite-lived intangibles was approximately $4.1 million at December 31, 2010 and 2009.
Amortization expense in 2010 and 2009 was approximately $12.2 million and $10.7 million, respectively. Amortization expense for the next five years and thereafter is as follows:

Year Ending December 31:
2011	$12,642,000
2012	12,003,000
2013	11,632,000
2014	11,508,000
2015	11,328,000
Thereafter	54,437,000

Total amortization expense	$113,550,000

7. Lines of Credit
Excelsior, one of the Company’s subsidiaries, has a $15 million line of credit with a financial institution, with an interest rate at the lower of 4.75% above LIBOR, or 3.75% above the prime rate at December 31, 2010 and the lower of 4.50% above LIBOR, or 3.50% above the prime rate at December 31, 2009. During the year ended December 31, 2009, the interest rate varied from 4.25% to 4.75% above LIBOR, or 3.50% to 3.75% above the prime rate, depending on Excelsior’s leverage ratio at the time the loan is drawn; and, during the year ended December 31, 2010, the interest rate varied from 4.50% to 4.75% above the LIBOR, or 3.50% to 3.75% above the prime rate, depending on Excelsior’s leverage ratio at the time the loan is drawn. The line is collateralized by all the assets of Excelsior, and is cross-collateralized with the term loan. A portion of the credit line, $763,000 at December 31, 2010 and 2009, has been set aside as a letter of credit to collateralize Excelsior’s lease for its New York office space. As of December 31, 2010 and 2009, approximately $14.2 million was available to the Company. The line and letter of credit expire on June 20, 2013. The line of credit is subject to certain financial covenants and certain fees on the unused balance.

27

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements
7. Lines of Credit (continued)
On October 25, 2010, StreamTheWorld renewed its line of credit with Royal Bank of Canada (“RBC”), amounting to a $352,000 credit agreement, consisting of a $251,000 revolving demand facility (“revolver”) and a $101,000 non-revolving term loan facility (“the term loan”). Borrowing limits are based on eligible receivables. The revolver carries interest at RBC prime plus 2.5%, and is payable on demand with borrowings under letters of credit and guarantee not to exceed $101,000 at any time. The revolver is unused at December 31, 2010, and there are no future minimum required payments. The term loan carries interest at RBC prime plus 4.25%, with monthly repayment of principal of approximately $8,000 plus interest. The term loan matures on September 30, 2011, with total payments of approximately $75,000. The loan is secured by a first priority security interest in StreamTheWorld, present and future movable property, and insured receivables.
8. Bridge Financing
On March 20, 2009, the Company borrowed $3 million under a bridge loan at an interest of 17.5%, plus a commitment fee of 2%. On August 14, 2009, the principal and interest amounts due under the bridge loan were converted to 91,001 shares.
9. Long-Term Debt
Since November 2007, the Company entered into a series of separate note purchase agreements to finance its acquisitions, raising additional capital through the issuance of senior notes and term loans.
The long-term debt is as of December 31 was as follows:

	2010	2009

Senior Notes	$95,707,000	$68,370,000
Note Payable	94,733,000	85,986,000
Other Loans	95,000	—

Total long-term debt	$190,535,000	$154,356,000
Less current portion	11,225,000	7,125,000

Long-term debt, non-current portion	$179,310,000	$147,231,000

28

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements
9. Long-Term Debt (continued)
Senior Notes
The senior notes were issued to the Company’s equity investors, including management, at interest rates of 14.5% and 15.5% due November 1, 2013 and October 31, 2013, respectively, with interest compounded quarterly and payable in kind (PIK) until the principal and accrued interest become due at maturity. Total amount due including principal and interest payable on November 1, 2013 is $92,449,000, and on October 31, 2013 is $53,664,000, respectively. The amount of the interest accrued on each quarterly interest payment date is capitalized as principal. In the event of a default, the rate of interest increases by 2% per annum. The senior notes contain certain financial and restrictive covenants, among others, include restriction on the sale of assets, offers to repurchase upon change of control, specific use of proceeds, and maintenance of certain financial ratios.
In addition, the notes contain redemption features where the Company has the option to redeem any portion of the outstanding balance of the notes and capitalized interest thereon at 105%, 102.5%, and 100% after June 15, 2011, 2012, and 2013, respectively. In August 2009, the Company borrowed additional amounts under the senior notes of $2.2 million to finance its acquisition of Enticent. In May 2010, the Company borrowed additional amounts under the senior notes of $15 million to finance its acquisition of StreamTheWorld.
At December 31, 2010, the outstanding balances of the senior notes were approximately $35.6 million, with interest at 14.5%, and approximately $60.1 million, with interest of 15.5%, respectively.
At December 31, 2009, the outstanding balances of the senior notes were approximately $26.2 million, with interest at 14.5%, and approximately $42.1 million, with interest of 15.5%, respectively.
PIK interest expense during the year ended December 31, 2010 and 2009 was approximately $12.3 million and $9.3 million, respectively.

29

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements
9. Long-Term Debt (continued)
Note Payable
As of December 31, 2009, Excelsior had a $95 million term loan with a balance outstanding of $86 million. On May 28, 2010, Excelsior amended its term loan to fund a dividend to its parent of $20 million, resulting in a total term loan of $115 million. As of December 31, 2010, the outstanding balance under the term loan was $94.7 million. The loan is subject to quarterly principal payments, with a balloon payment at maturity in June 2013, and carries interest rate that is reset quarterly. The loan is subject to certain financial covenants, including maximum leverage ratios and minimum fixed charges. The Company is also subject to contingent principal payments based on excess cash flows, as defined in the note agreement calculated annually. Borrowings are collateralized by substantially all the assets of Excelsior, and are cross-collateralized with the line of credit.
At December 31, 2010, the interest rate was 5.75%, with interest payable quarterly at a rate of 4.75% above a LIBOR floor of 1%. At December 31, 2009, the interest rate was 4.8%, with interest payable quarterly at a rate of LIBOR plus 4.50%. If the three-month Eurodollar base rate is in excess of 4% for 30 consecutive days, the Company would be required to maintain interest rate protection agreements covering a notional amount of not less than 50% of all outstanding indebtedness at that time. The weighted-average interest rate for the year ended December 31, 2010 and 2009 was 5.77% and 5.99%, respectively.
Aggregate future required principal payments of long-term debt at December 31, 2010 are as follows:

2011	$11,234,000
2012	16,708,000
2013	162,593,000

Total	$190,535,000

Interest Rate Swap Contracts
To manage interest rate risk, the Company may be required to enter into interest rate swap contracts to adjust the proportion of total debt that is subject to variable interest rates. Such contracts fix the borrowing rates on floating debt to provide a hedge against the risk of rising rates.

30

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements
9. Long-Term Debt (continued)
By using derivative financial instruments to hedge exposure to changes in interest rates, the Company exposes itself to credit risk and market risk. Credit risk is the failure of the counterparty to perform under the terms of the interest rate swap contract. Market risk is the adverse effect on the value of a financial instrument that results from a change in interest rates. The market risk associated with interest rate swap contracts is managed by establishing and monitoring parameters that limit the types and degree of market risk that may be undertaken.
The Company assesses interest rate cash flow risk by continually identifying and monitoring changes in interest rate exposure that may adversely impact expected future cash flows, and by evaluating hedging opportunities.
The Company uses a variable rate debt to finance operations. The debt obligations expose the Company to variability in interest payments due to changes in interest rates. The Company is required under the term loan, under certain circumstances, to limit the variability of its interest payments. To meet this objective, the Company has entered into interest rate swap agreements to manage fluctuations in cash flows resulting from interest rate risk. These swap agreements have converted variable-rate cash flow exposure on the debt obligations to fixed cash flows.
At December 31, 2009, the Company was party to four interest rate swap agreements. One agreement required the Company to pay fixed interest of 4.41% on a total notional value of $30 million, and expired on December 31, 2010. The remaining three agreements each required the Company to pay a fixed interest of 3.6% on a total notional value of $18 million, and expired on June 30, 2010. The $18 million amortized down along with the debt. The Company has not contemporaneously assessed the effectiveness of its interest rate swap agreements. Accordingly, the change in fair value of the swap agreement of approximately $962,000 for the year ended December 31, 2009 has been reflected as a decrease to interest expense, net on the consolidated statement of operations. The agreements had a fair value net liability position of approximately $1.1 million, at December 31, 2009, all of which was recorded as a short-term liability on the consolidated balance sheets. All the swaps expired during 2010; therefore, the $1.1 million balance has been reflected as a decrease to interest expense, net on the consolidated statement of operations. Refer to Note 11 for further discussion of fair value of the instrument.
10. Shareholders’ Equity
As of December 31, 2009, the Company has the authority to issue 1,000,000 shares of preferred stock, $0.001 par value per share, and 5,000,000 shares of common stock, $0.001 par value per share.

31

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements
10. Shareholders’ Equity (continued)
On May 28, 2010, the Company amended and restated its Articles of Incorporation, and increased its authorized shares of common stock from 5,000,000 shares to 6,000,000 shares, $0.001 par value per share, and issued 168,773 shares of common stock, for approximately $6,075,000.
11. Income Taxes
The income tax benefit from continuing operations for the years ended December 31, 2010 and 2009 consist of the following:

	2010	2009
Current tax provision:
Federal	$—	$—
State	32,000	81,000
Foreign	9,000	—

Total current tax provision	41,000	81,000

Deferred tax provision/(benefit):
Federal	1,781,000	(8,358,000)
State	334,000	(2,112,000)
Foreign	—	—

Total deferred tax provision (benefit)	2,115,000	(10,470,000)

Total income tax provision (benefit)	$2,156,000	$(10,389,000)

Reconciliations of the difference between income taxes from continuing operations computed at the statutory federal rate, and provision for income taxes for the years ended December 31, 2010 and 2009, are as follows:

	2010	2009
Statutory rate	34.0%	34.0%
Re-measurement of investment	(1.2)	2.2
Change in statutory rate	1.1
State taxes, net of federal benefits	6.8	4.9
Foreign investment	(0.1)	(0.5)
Uncertain tax position (ASC 740-10)	—	(2.8)
Other	(1.2)	(.1)
Change in valuation allowance — state	(11.4)	—
Change in valuation allowance — federal	(52.3)	—

	(24.3)%	37.7%

32

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements
11. Income Taxes (continued)
The primary components of temporary differences which give rise to deferred taxes and deferred liabilities as of December 31, 2010 and 2009 are as follows:

	2010	2009
Deferred tax assets
Depreciation	$1,705,000	$1,527,000
Non-cash interest	—	2,380,000
Transaction fees	2,317,000	1,027,000
Deferred rent	370,000	246,000
Allowance for bad debt	247,000	293,000
Interest rate swap	—	474,000
Investment impairment	230,000	959,000
Net operating losses	18,762,000	12,796,000
State tax deferred	163,000	460,000
Other	704,000	127,000

Total deferred tax assets	24,498,000	20,289,000

Amortization	(28,369,000)	(25,750,000)
State tax — deferred	(36,000)	(102,000)

Total deferred tax liabilities	(28,405,000)	(25,852,000)

Valuation allowance	(6,446,000)	(776,000)

Net deferred tax	$(10,353,000)	$(6,339,000)

At December 31, 2010, the Company has net operating loss carryforwards (NOL) available to offset future taxable income of approximately $43.8 million for federal, and approximately $43.7 million for various state tax returns. The NOLs expire in various amounts starting in 2027 to 2030.

33

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements
12. Commitments and Contingencies
Operating Leases
The Company leases office space, as well as telecommunications, office equipment, and satellite communications, under various operating lease agreements, which expire at various dates through 2022. Certain lease agreements are non-cancellable, with aggregate minimum lease payment requirements, and contain certain escalation clauses.
The Company incurred aggregate rent expense under its operating leases of approximately $6.6 million and $6.3 million for the years ended December 31, 2010 and 2009, respectively. The Company earned sublease income of $1.1 million and $900,000 for the years ended December 31, 2010 and 2009, respectively.
Future minimum rental payments, and future minimum rent to be received under non-cancellable operating leases, consisted of the following at December 31, 2010:

		Future
	Future	Minimum
	Minimum	Sublease
	Rent	Income
Year Ending December 31:
2011	$5,963,000	$(1,081,000)
2012	4,807,000	(1,138,000)
2013	4,329,000	(1,311,000)
2014	3,734,000	(1,311,000)
2015	4,140,000	(1,311,000)
2016 and thereafter	11,861,000	(218,000)

Total	$34,834,000	$(6,370,000)

34

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements
12. Commitments and Contingencies (continued)
Capital Leases
The Company leases certain network and office equipment under capital leases. Approximate future minimum payments under these agreements consisted of the following at December 31, 2010:

Year Ending December 31:
2011	$432,000
2012	17,000
2013	2,000

451,000
Less amount representing interest	(10,000)

$441,000

Backtrax
In September 2005, the Company purchased the assets of Backtrax Radio Network (“Backtrax”). Backtrax may receive an annual earn-out equal to 26.5% of net profits, as defined in the asset purchase agreement, for a period of seven years. The Company records this contingency when determinable. The additional consideration is recorded in goodwill on the consolidated balance sheets at its fair value as additional purchase price for Backtrax. The Company has recorded an additional $185,000 and $235,000 of goodwill for the years ended December 31, 2010 and 2009, respectively.
Guarantee Payments
The Company has an agreement with a specific producer that requires annual guarantee payments. In 2010, the producer’s earnings exceeded the guarantee payment ($3 million), whereas in 2009, the producer’s earnings were below the guarantee payment ($2.9 million), causing the Company to pay the differential. This agreement expires by December 31, 2014.

35

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements
12. Commitments and Contingencies (continued)
Future annual guaranteed payments are as follows:

Year Ending December 31:
2011	$3,100,000
2012	3,200,000
2013	3,300,000
2014	3,400,000

$13,000,000

Employment Agreements
The Company has entered into employment agreements with certain of its executives, which provide for annual compensation plus, in most cases, bonuses and other benefits. As of December 31, 2010, future minimum annual payments under these agreements are as follows:

Year Ending December 31:
2011	$4,614,000
2012	2,125,000
2013	380,000

$7,119,000

36

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements
12. Commitments and Contingencies (continued)
Management Agreement
The Company has a Management Agreement with Westwood One Radio Networks, Inc. (“WON”), whereby the Company is managing and operating eight 24/7 music formats (the “Formats”). The Company recognizes all revenue, and incurs all expenses, related to the operation of the Formats. The Management Agreement requires the Company to pay a rights fee of approximately $2.4 million in 2009, $2.5 million in 2010, and $2.6 million in each of 2011 and 2012. The fees in 2011 and 2012 may be reduced if the Company exercises a call option on June 30, 2011 to purchase the Formats for approximately $4.9 million. In addition, if the Company does not exercise its call option, WON can exercise its put option on January 15, 2012 for the same amount. For the years ended December 31, 2010 and 2009, in addition to the minimum rights fees’ obligation, the Company made an additional payment of $660,000 and $633,000, respectively, which is included in prepaid expenses.
Legal Matters
During 2009, the Company’s wholly owned subsidiary, Ando Media, LLC (“Ando”), incurred legal costs of approximately $1.5 million disputing a patent infringement lawsuit stemming from its customers’ use of certain technology provided to it by Ando. In December 2009, Ando settled the claim out of court for $2.5 million. A payment of $1.5 million was made in December 2009 as the first installment. Additional payments of $500,000 were made on March 31, 2010 and May 30, 2010, respectively. The Company is in the process of trying to obtain reimbursement of the legal and settlement costs from various parties.
The Company, from time-to-time, is named as a defendant in certain lawsuits. Management’s opinion is that the outcome of such litigation will not materially affect the Company’s consolidated financial position, or its results of operations or cash flows.
13. Related Party Transactions
The Company has an investment in Music To Go and acts as agent for Music To Go. The Company recorded producer expense of $745,000 and $250,000 and earned $1.2 million and $554,000 in revenues in 2010 and 2009, respectively, in connection with Music To Go programs.

37

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements
13. Related Party Transactions (continued)
The Company has an investment in Ex-Band and acts as agent for Ex-Band programs. The Company recorded approximately $160,000 and $115,000 of revenues, and incurred $14,000 and $10,000 of producer expense in 2010 and 2009, respectively.
14. Fair Value of Financial Instruments
The Company’s financial instruments consist primarily of cash and cash equivalents, restricted investment, accounts receivable, accounts payable, producer payables, accrued expenses, long-term debt, and interest rate swap contracts. The carrying values of the Company’s cash and cash equivalents, restricted investment, accounts receivable, accounts payable, producer payables, and accrued expenses approximate fair value due to the short maturity of these instruments. The fair values of some investments are estimated based on quoted market prices for those or similar investments. For other investments for which there are no quoted market prices, a reasonable estimate of fair value could not be made without incurring excessive costs. Additional information pertinent to the value of an unquoted investment is provided in Note 4. The fair value of the Company’s long-term debt is estimated based on the quoted market prices for the same or similar issues or on the current rates offered to the Company for debt of the same remaining maturities. The carrying amount of the Company’s long-term debt at December 31, 2010 and 2009 was approximately $191 million $154 million, respectively. Using a discounted cash flow technique that incorporates a market interest yield curve with adjustments for duration and risk profile, the Company has determined the fair value of its debt to be approximately $199 million and $145 million at December 31, 2010 and 2009, respectively. In determining the market interest yield curve, the Company considered its credit rating.
However, considerable judgment is required in interpreting market data to develop estimates of fair value. The fair value estimate presented herein is not necessarily indicative of the amount that the Company or the debt holders could realize in a current market exchange. The use of different assumptions and/or estimation methodologies may have a material effect on the estimated fair value.
Fair value of interest rate swaps is based on forward-looking interest rate curves, as provided by the counter—party, adjusted for the Company’s credit risk. Fair value of the liability for contingent consideration related to business combinations is estimated using discounted forecasted revenues.

38

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements
14. Fair Value of Financial Instruments (continued)
As of December 31, 2010, assets and liabilities measured at fair value on a recurring basis are summarized below:

	Level 1	Level 2	Level 3
Assets

Cash and cash equivalents	$13,949,000	$—	$—
Restricted investment	538,000	—	—

Total assets	$14,487,000	$—	$—

Liabilities
Liability for contingent consideration	$—	$—	$1,000,000

	$—	$—	$1,000,000

As of December 31, 2009, assets and liabilities measured at fair value on a recurring basis are summarized below:

	Level 1	Level 2	Level 3
Assets

Cash and cash equivalents	$3,909,000	$—	$—
Restricted investment	538,000	—	—

Total assets	$4,447,000	$—	$—

Liabilities
Interest rate swaps	$—	$1,147,000	$—

	$—	$1,147,000	$—

39

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements
14. Fair Value of Financial Instruments (continued)
The following table presents the Company’s liability for contingent payments on acquisition measured at fair value on a recurring basis using significant unobservable inputs (Level 3):

	December 31
Description	2010	2009

Balance at the beginning of the year	$—	$—
Transfer to Level 3	—	—
Business acquired	1,000,000	—

Balance at the end of the year	$1,000,000	$—

The following table represents the Company’s asset that was measured at fair value on a non-recurring basis during 2010:

	Fair Value at
	December 31,		Impairment
Description	2010	Level 3	Charge
Assets
Investment in Ex-Band	$561,000	$561,000	$561,000

Total	$561,000	$561,000	$561,000

The investment in Ex-Band was measured for impairment (Note 4), and resulted in a non-cash impairment charge of $561,000. The impairment was primarily due to a significant decline in revenues from 2008 to 2010. The Company utilized current and forecasted financial information, including multiple measures of revenue, net income, and EBITDA, to determine the fair value of Ex-Band.

40

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements
14. Fair Value of Financial Instruments (continued)
The following table represents the Company’s asset that was measured at fair value on a non-recurring basis during 2009:

	Fair Value at
	December 31,		Impairment
Description	2009	Level 3	Charge

Asset
Impairment of trade name	$360,000	$360,000	$360,000

Total	$360,000	$360,000	$360,000

15. Discontinued Operations
In December 2009, the Company made a decision to discontinue the operations of Triton Innovative Marketing LLC, which was in the business of promotional marketing and advertising for radio stations. The historical financial results of this subsidiary have been reclassified as discontinued operations.
During the year ended December 31, 2009, gross revenues amounted to approximately $1 million, cost of revenues amounted to approximately $1 million, and net loss from operations amounted to approximately $565,000 (net of $342,000 tax benefit).
Discontinued assets and liabilities as of December 31, 2009 are comprised of the following:

Accounts receivable	$473,000
Prepaid expenses and other current assets	4,000

Current assets of discontinued operations	$477,000

Accounts payable and accrued expenses	$24,000

Current liabilities of discontinued operations	$24,000

The accounts receivable balance as of December 31, 2009 was collected, except for $27,000, which was written off in 2010. The Company paid off the liabilities as of December 31, 2009 in 2010.

41

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements
16. Subsequent Events
On July 29, 2011, the Company exercised its call option under the WON Management Agreement (see Note 11) to purchase the Formats for $4,950,000.
On July 29, 2011 the Board of Directors of the Company approved a reorganization of the Company whereby the Company will discontinue the operations of its Digital division and MJI, included in the Radio division.
On July 30, 2011, the Company and Radio Network Holdings, LLC (“RNH”), a Delaware corporation and a newly formed wholly-owned subsidiary of Westwood One, Inc. (“Westwood”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which the Company will merge with and into RNH (the “Merger”). Completion of the Merger is subject to customary conditions, including, among others: (1) completion of the debt financing for the transaction, (2) receipt of required regulatory approvals, (3) the absence of legal impediments to the Merger, (4) the expiration or early termination of the waiting period applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and any required approvals thereunder, (5) the absence of certain material adverse changes or events, (6) the accuracy of the other party’s representations and warranties and (7) there not being holders of more than 3% of the outstanding shares of the Company’s common stock properly exercising appraisal rights. The Merger Agreement may be terminated by (1) mutual consent of Westwood and the Company, (2)Westwood or the Company if the Merger has not be completed by October 28, 2011, (3) Westwood or the Company if the Merger has been permanently enjoined or declared illegal, (4) Westwood or the Company upon certain breaches of the Merger Agreement by the other party or (5) by Westwood if it receives a unsolicited Superior Proposal (as defined in the Merger Agreement) on or before August 26, 2011 and Westwood’s board of directors believes it is required to terminate the Merger Agreement pursuant to its fiduciary duties. If the Merger is completed RNH will issue approximately 34.4 million shares of unregistered Class B common stock to the Company’s stockholders who are expected to hold approximately 59% of the common stock of the combined company after the Merger. This expectation is based on preliminary estimates which may materially change. The proposed merger will be accounted for as reverse acquisition. If the Westwood’s Board elects to terminate the Merger Agreement because they receive an unsolicited superior proposal and other conditions related thereto are met, Westwood will owe a termination fee of $5,625,000 to the Company.
In preparation of the consolidated financial statements, the Company considered subsequent events through September 6, 2011.

42

Consolidated Financial Statements
Verge Media Companies, Inc.
Six-months ended June 30, 2011 and 2010 (Unaudited)

Verge Media Companies, Inc.
Consolidated Financial Statements
Six Months ended June 30, 2011 and 2010 (Unaudited)

Verge Media Companies, Inc.
Consolidated Balance Sheets

	June 30,	December 31,
	2011	2010
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$8,766,000	$13,948,000
Accounts receivable, net	53,548,000	52,379,000
Prepaid expenses and other current assets	4,764,000	3,081,000

Total current assets	67,078,000	69,408,000

Property and equipment, net	8,171,000	8,385,000
Investment	561,000	561,000
Intangible assets, net	111,293,000	117,650,000
Goodwill	150,990,000	150,952,000
Restricted investment	538,000	538,000
Other assets	4,317,000	3,937,000
Deferred financing costs, net	2,057,000	2,683,000

Total assets	$345,005,000	$354,114,000

Liabilities and shareholders’ equity
Current liabilities:
Accounts payable	7,463,000	7,192,000
Producer payable	18,525,000	15,981,000
Accrued expenses and other current liabilities	7,360,000	9,734,000
Long-term debt, current portion	13,961,000	11,225,000
Capital lease obligations, current	400,000	431,000
Deferred revenue	531,000	1,046,000

Total current liabilities	48,240,000	45,609,000

Non-current portion of long-term debt	178,240,000	179,310,000
Capital lease obligations, long term	26,000	10,000
Deferred tax liabilities	11,429,000	10,353,000
Other long-term liabilities	1,127,000	1,128,000

Total liabilities	239,062,000	236,410,000

Commitments and contingencies

Shareholders’ equity:
Preferred stock, $.001 par value, 1,000,000 shares authorized and none issued	—	—
Common stock, $.001 par value, 6,000,000 and 5,000,000 shares authorized, respectively, 5,006,609 and 4,837,836 shares issued and outstanding, respectively	5,000	5,000
Additional paid-in capital	163,285,000	163,285,000
Accumulated deficit	(57,347,000)	(45,586,000)

Total shareholders’ equity	105,943,000	117,704,000

Total liabilities and shareholders’ equity	$345,005,000	$354,114,000

See accompanying notes.

1

Verge Media Companies, Inc.
Consolidated Statements of Operations (unaudited)

	Six-months ended June 30
	2011	2010

Net revenues	$57,957,000	$56,099,000

Cost of revenues	23,544,000	21,307,000

Gross profit	34,413,000	34,792,000

Operating expenses	24,402,000	23,454,000
Depreciation and amortization	9,925,000	8,665,000

Income (loss) from continuing operations	86,000	2,673,000

Interest expense, net	(10,771,000)	(8,202,000)
Gain from re-measurement of investment	—	5,573,000
Loss on equity investment	—	(778,000)

Loss before income taxes	(10,685,000)	(734,000)
Income taxes	1,076,000	1,042,000

Net loss	$(11,761,000)	$(1,776,000)

See accompanying notes.

2

Verge Media Companies, Inc.
Consolidated Statements of Cash Flows (unaudited)

	Six-months ended June 30
	2011	2010
Operating activities
Net loss	$(11,761,000)	$(1,776,000)
Adjustments to reconcile net loss to net cash provided by operating activity, net of acquisitions:
Depreciation and amortization	9,925,000	8,665,000
Non-cash interest expense	8,019,000	6,288,000
Bad debt expense	90,000	145,000
Change in fair value of interest rate swap	—	(675,000)
Increase in deferred rent	22,000	173,000
Gain on remeasurement	—	(5,573,000)
Loss on equity investment	—	778,000
Deferred taxes	1,076,000	1,042,000
Changes in assets and liabilities, net of acquisitions:
Accounts receivable	(1,259,000)	(1,302,000)
Prepaid expenses and other current assets	(1,683,000)	(1,004,000)
Net current assets of discontinued operations	—	453,000
Other assets	81,000	(18,000)
Accounts payable	272,000	(704,000)
Producer payable	2,544,000	1,030,000
Accrued expenses and other current liabilities	(2,411,000)	(2,889,000)
Deferred revenue	(515,000)	50,000
Other liabilities	(24,000)	(24,000)

Total adjustments	16,137,000	6,435,000

Net cash provided by operating activities	4,376,000	4,659,000

3

Verge Media Companies, Inc.
Consolidated Statement of Cash Flows (unaudited) (continued)

	Six-months ended June 30
	2011	2010

Cash flows from investing activities

Acquisition of property and equipment	$(1,872,000)	$(933,000)
Internally developed software	(1,943,000)	(969,000)
Acquisitions of business, net of cash acquired	—	(31,387,000)

Net cash used in investing activities	(3,815,000)	(33,289,000)

Cash flows from financing activities
Principal payments of capital lease obligation	(16,000)	(77,000)
Proceeds from issuance PIK Notes	—	15,000,000
Proceeds from long term debt	—	20,000,000
Repayment of long term debt	(5,727,000)	(4,030,000)
Deferred financing costs	—	(1,515,000)
Issuance of common stock	—	6,076,000

Net cash (used in) provided by financing activities	(5,743,000)	35,454,000

Net (decrease) increase in cash and cash equivalents
Cash and cash equivalents:	(5,182,000)	6,824,000

Beginning of year	13,948,000	3,909,000

End of year	$8,766,000	$10,733,000

Supplemental disclosures
Interest expense paid	$2,901,000	$3,174,000

Noncash investing and financing activities
Accrual of contingent payment on purchase of business	—	$1,000,000

See accompanying notes.

4

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements
Six-months ended June 30, 2011 and 2010 (Unaudited)
1. Description of Business
Verge Media Companies, Inc. (together with its subsidiaries, the “Company”) consists of two main divisions: Digital and Radio. Radio creates, develops, produces and syndicates programming as well as various related services and provides these programs and services to more than 8,000 radio stations nationwide. In exchange for the programs and services, the Company primarily receives air time from the radio station and aggregates this air time to sell to national advertisers or receives cash. The programming and content includes 24/7 formats, prep services, imaging and jingles, satellite services as well as long-form and short-form programming. The Company has a number of independent producer clients that provide programming and services to radio stations and sells this air time with the air time the Company receives on the clients’ behalf. Through its Radio division (also known as Excelsior Radio Networks or “Excelsior”), it owns and operates Dial-Global, which provides sales representation services to national radio production companies, producing more than 100 different programs and services in addition to providing syndicated programming and services to radio.
The Company’s Digital division is the largest provider of digital services to the radio industry providing services to more than 10,000 radio stations worldwide including measurement, advertising management and monetization; audience engagement solutions including database, music discovery, web management systems and to reach online audience through audio and video streaming.
2. Summary of Significant Accounting Policies
Basis of Presentation
The accompanying unaudited consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation They have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information and accordingly, do not contain all disclosures required by accounting principles generally accepted in the United States for complete financial statements. Reference should be made to the audited consolidated financial statements, including the notes thereto, for the year ended December 31, 2010.

5

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements (continued)
2. Summary of Significant Accounting Policies (continued)
Basis of Presentation (continued)
The preparation of interim financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ materially from the estimates. The results of operations for the six-months ended June 30, 2011 and June 30, 2010 are not necessarily indicative of those for a full fiscal year. The data contained in these financial statements are unaudited and are subject to year-end adjustments. However, in the opinion of management, all known adjustments (which consist only of normal recurring accruals) have been made to present fairly the consolidated operating results for the unaudited periods.
Certain amounts in previously issued financial statements have been reclassified to conform to 2010 presentation. These reclassifications had no effect on previously reported net income.
3. Recent Accounting Pronouncements
The adoption of the following accounting standards and updates did not result in a significant impact to the consolidated financial statements:
Effective January 1, 2011, the Company adopted new guidance for multiple-deliverable revenue arrangements and certain arrangements that include software elements. The new guidance for multiple-deliverable revenue arrangements requires entities to allocate revenue in an arrangement within the scope of the guidance using estimated selling prices based on a selling price hierarchy. It also eliminates the residual method of revenue allocation and requires revenue to be allocated using the relative selling price method. Application of the new guidance did not have a material effect on the Company’s financial statements.
The Financial Accounting Standards Board issued in May 2011, guidance to clarify and revise the requirements for measuring fair value and for disclosing information about fair value measurements. The Company will adopt this guidance prospectively beginning in fiscal 2012. The Company does not expect the adoption to have a material impact on the Company’s consolidated results of operations or financial position.
On January 1, 2010, the Company adopted the accounting standard that; requires a qualitative rather than a quantitative analysis to determine the primary beneficiary of a variable interest entity (“VIE”); requires ongoing reassessments of whether an enterprise is a primary beneficiary of a VIE; enhances disclosures about an enterprise’s involvement with a VIE; and amends certain guidance for determining whether an entity is a VIE.

6

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements (continued)
3. Recent Accounting Pronouncements (continued)
On January 1, 2010, the Company adopted the update to the accounting standard that requires new disclosures and clarifies existing disclosures on fair value measurements. This standard also requires new disclosures including (i) separate disclosure of the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and a description of the reasons for the transfers and (ii) separate presentation of information about purchases, sales, issuances and settlements in the reconciliation of Level 3 fair value measurements. This update also clarifies existing disclosures requiring the Company to (i) determine each class of assets and liabilities based on the nature and risks of the investments rather than by major security type and (ii) for each class of assets and liabilities, disclose the valuation techniques and inputs used to measure fair value for both Level 2 and Level 3 fair value measurements. The new disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010.
4. Goodwill and Intangible Assets
Goodwill as of June 30, 2011 and December 31, 2010 was approximately $151 million.
The change in carrying amount of goodwill is as follows:

Balance as of December 31, 2010	$150,952,000
Backtrax additional consideration	38,000

Balance as of June 30, 2011	$150,990,000

7

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements (continued)
4. Goodwill and Intangible Assets (continued)
Intangible assets consist of the following:

	June 30, 2011		December 31, 2010
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization

Advertiser and producer relationships	$103,901,000	$23,190,000	$103,901,000	$19,726,000
Trade names	9,190,000	2,243,000	9,190,000	1,805,000
Customer relationships	11,040,000	3,629,000	11,040,000	2,884,000
Technology	16,710,000	4,183,000	16,710,000	3,029,000
IPR&D	4,400,000	1,409,000	4,400,000	1,152,000
Beneficial lease interests	1,200,000	636,000	1,200,000	549,000
Non-compete agreements	1,700,000	1,558,000	1,700,000	1,346,000

Total	$148,141,000	$36,848,000	$148,141,000	$30,491,000

The total weighted average useful lives of all intangibles were 12.7 and 13.1 years for the six months ended June 30, 2011 and December 31, 2010, respectively.
The Company has certain trade names deemed indefinite lived intangibles. The balance of these indefinite lived intangibles was approximately $4.1 million at June 30, 2011 and 2010. Amortization expense for the six-months ended June 30, 2011 and 2010 was approximately $6.4 million and $5.7 million, respectively.
Amortization expense for the next five years and thereafter is as follows:

Six-months ending December 31, 2011	$6,286,000
Year ending December 31, 2012	12,003,000
Year ending December 31, 2013	11,632,000
Year ending December 31, 2014	11,509,000
Year ending December 31, 2015	11,329,000
Thereafter	54,434,000

Total amortization expense	$107,193,000

8

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements (continued)
5. Lines of Credit
Excelsior Radio Networks, Inc. (“Excelsior”), one of the Company’s subsidiaries, has a $15 million line of credit with a financial institution with an interest rate at the lower of 4.75% above LIBOR or 3.75% above the prime rate at June 30, 2011 and December 31, 2010. During the six months ended June 30, 2010, the interest rate varied from 4.74% to 5.75% or 3.5% to 3.75% above the prime rate depending on Excelsior’s leverage ratio at the time the loan is drawn; and during the six-months June 30, 2011, the interest rate varied from 4.25% to 4.75% above the LIBOR or 3.5% to 3.75% above the prime rate depending on Excelsior’s leverage ratio at the time the loan is drawn. The line is collateralized by all the assets of Excelsior and is cross-collateralized with the term loan. A portion of the credit line, $763,000 at June 30, 2011 and December 31, 2010, has been set aside as a letter of credit to collateralize Excelsior’s lease for its New York office space. As of June 30, 2011 and December 31, 2010, approximately $14.2 million was available to the Company. The line and letter of credit expire on June 20, 2013. The line of credit is subject to certain financial covenants and certain fees on the unused balance.
On October 25, 2010, StreamTheWorld, renewed its line of credit with Royal Bank of Canada (“RBC”) amounting to a $352,000 credit agreement, consisting of a $251,000 revolving demand facility (“revolver”) and a $101,000 non-revolving term loan facility (“the term loan”). Borrowing limits are based on eligible receivables. The revolver carries interest at RBC prime plus 2.5% and payable on demand with borrowings under letters of credit and guaranteed not to exceed $101,000 at any time. The revolver is unused at June 30, 2011 and December 31, 2010 and there are no future minimum required payments. The term loan carries interest at RBC prime plus 4.25% with monthly repayment of principal of approximately $8,000 plus interest. The term loan matures on September 30, 2011 with total payments of approximately $75,000. The loan is secured by a first priority security interest in StreamTheWorld present and future movable property and insured receivables.
6. Long-Term Debt
Senior Notes
The senior notes were issued to the Company’s equity investors, including management, at interest rates of 14.5% and 15.5% due November 1, 2013 and October 31, 2013, respectively, with interest compounded quarterly and payable in kind (PIK) until the principal and accrued interest become due at maturity. The principal and interest payable on November 1, 2013 is $92,449,000 and on October 31, 2013 is $53,664,000. The amount of the interest accrued on each quarterly interest payment date is capitalized as principal. In the event of a default, the rate of interest increases by 2% per annum. The senior notes contain certain financial and restrictive covenants, among others, include restriction on the sale of assets, offer to repurchase upon change of control, specific use of proceeds and maintenance of certain financial ratios.

9

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements (continued)
6. Long-Term Debt (continued)
Senior Notes (continued)
In addition, the notes contain redemption features where the Company has the option to redeem any portion of the outstanding balance of the notes and capitalized interest thereon at 105%, 102.5% and 100% after June 15, 2011, 2012, and 2013, respectively. In May 2010, the Company borrowed additional amounts under the senior notes of $15 million to finance its acquisition of StreamTheWorld.
At June 30, 2011, the outstanding balances of the senior notes were approximately $38.2 million with interest at 14.5% and approximately $64.8 million with interest of 15.5%, respectively. At December 31, 2010, the outstanding balances of the senior notes were approximately $35.6 million with interest at 14.5% and approximately $60.1 million with interest of 15.5%, respectively.
PIK interest expense during the six-months ended June 30, 2011 and 2010 was approximately $7.3 million and $5.4 million, respectively.
Note Payable
As of December 31, 2009, Excelsior had a $95 million term loan with a balance outstanding of $86 million. On May 28, 2010, Excelsior amended its term loan to fund a dividend to its parent of $20 million resulting in a total term loan of $115 million. As of June 30, 2011 and December 31, 2010, the outstanding balance under the term loan was $89.2 million and $94.7 million, respectively. The loan is subject to quarterly principal payments with a balloon payment at maturity in June 2013 and carries interest rate that is reset quarterly. The loan is subject to certain financial covenants, including maximum leverage ratios and minimum fixed charges. The Company is also subject to contingent principal payments based on excess cash flows, as defined in the note agreement calculated annually. Borrowings are collateralized by substantially all the assets of Excelsior and are cross-collateralized with the line of credit.
At June 30, 2011 and December 31, 2010, the interest rate was 5.75% with interest payable quarterly at a rate of 4.75% above a LIBOR floor of 1%. If the three-month Eurodollar base rate is in excess of 4% for 30 consecutive days, the Company would be required to maintain interest rate protection agreements covering a notional amount of not less than 50% of all outstanding indebtedness at that time. The weighted-average interest rate for the six-months ended June 30, 2011 and 2010 was 5.75% and 5.11%, respectively.

10

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements (continued)
6. Long-Term Debt (continued)
Note Payable (continued)
Aggregate future required principal payments of long term debt at June 30, 2011 are as follows:

2011	$13,961,000
2012	16,710,000
2013	161,530,000

Total	$192,201,000

Deferred financing costs are amortized under the interest method over the term of the debt. Amortization expense was approximately $625,000 and $452,000 for the six-months ended June 30, 2011 and 2010, respectively and is included in interest expense, net in the consolidated statements of operations.
The variable rate debt exposes the Company to variability in interest payments due to changes in interest rates. The Company is required under the term loan to limit the variability of its interest payments. To meet objective, the Company has, on occasion, entered into interest rate swap agreements to manage fluctuations in cash flows by converting variable-rate cash flow exposures, on the debt obligations to fixed cash flows. As of June 30, 2011 and at December 31, 2010, the Company was not party to any interest rate swap agreements.
7. Fair Value Measurements
Fair value of financial and non-financial assets and liabilities is defined as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. The three-tier hierarchy for inputs used in measuring fair value, which prioritizes the inputs used in the methodologies of measuring fair value for assets and liabilities, is as follows:
Level 1 — Quoted prices in active markets for identical assets or liabilities
Level 2 — Observable inputs other than quoted prices in active markets for identical assets and liabilities
Level 3 — No observable pricing inputs in the market

11

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements (continued)
7. Fair Value Measurements (continued)
Financial assets and financial liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurements. The Company’s assessment of the significance of a particular input to the fair value measurements requires judgment and may affect the valuation of the assets and liabilities being measured and their placement within the fair value hierarchy.
The fair value hierarchy also requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.
The Company’s financial instruments consist primarily of cash and cash equivalents, restricted investment, accounts receivable, accounts payable, producer payables, accrued expenses, long-term debt and interest rate swap contracts. The carrying values of the Company’s cash and cash equivalents, restricted investment, accounts receivable, accounts payable, producer payables and accrued expenses approximate fair value due to the short maturity of these instruments. The fair values of some investments are estimated based on quoted market prices for those or similar investments. For other investments for which there are no quoted market prices, a reasonable estimate of fair value could not be made without incurring excessive costs. Additional information pertinent to the value of an unquoted investment is provided in Note 4.
However, considerable judgment is required in interpreting market data to develop estimates of fair value. The fair value estimate presented herein is not necessarily indicative of the amount that the Company or the debt holders could realize in a current market exchange. The use of different assumptions and/or estimation methodologies may have a material effect on the estimated fair value.
Fair value of the liability for contingent consideration related to business combinations is estimated using discounted forecasted revenues.

12

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements (continued)
7. Fair Value Measurements (continued)
As of June 30, 2011, assets and liabilities measured at fair value on a recurring basis are summarized below:

	Level 1	Level 2	Level 3
Assets
Cash and cash equivalents	$8,766,000	—	—
Restricted investments	538,000	—	—

Total assets	$9,304,000	$—	$—

Liabilities
Liability for contingent consideration	$—	$—	$516,000

	$—	$—	$516,000

As of December 31, 2010, assets and liabilities measured at fair value on a recurring basis are summarized below:

	Level 1	Level 2	Level 3
Assets
Cash and cash equivalents	$13,949,000	—	—
Restricted investments	538,000	—	—

Total assets	$14,487,000	$—	$—

Liabilities
Liability for contingent consideration	$—	$—	$1,000,000

	$—	$—	$1,000,000

13

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements (continued)
7. Fair Value Measurements (continued)
The following table presents the Company’s liability for contingent payments on acquisition measured at fair value on a recurring basis using significant unobservable inputs (Level 3):

	June 30,	December 31,
	2011	2010

Balance at the beginning of the year	$1,000,000	$—
Payments made	(484,000)	—
Business acquired	—	1,000,000

Balance at the end of the year	$516,000	$1,000,000

8. Shareholders’ Equity
On May 28, 2010, the Company amended and restated its Articles of Incorporation and increased its authorized shares of Common Stock from 5,000,000 shares to 6,000,000 shares, $0.001 par value per share and issued 168,773 shares of common stock for approximately $6.1 million.
9. Commitments and Contingencies
Operating Leases
The Company leases office space, as well as telecommunications, office equipment and satellite communications under various operating lease agreements, which expire at various dates through 2022. Certain lease agreements are non-cancellable with aggregate minimum lease payment requirements and contain certain escalation clauses.

14

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements (continued)
9. Commitments and Contingencies (continued)
Operating Leases (continued)
The Company incurred aggregate rent expense under its operating leases of approximately $3.4 million $3.3 million for the six-months ended June 30, 2011 and 2010, respectively. The Company earned sublease income of approximately $600,000 for the six-months ended June 30, 2011 and 2010, respectively.
Future minimum rental payments and future minimum rental to be received under non-cancellable operating leases consisted of the following at June 30, 2011.

		Future
	Future	Minimum
	Minimum	Sublease
	Rents	Income
Period ending June 30, 2011
July 1, 2011 to December 31, 2011	$3,115,000	$(540,000)
2012	6,326,000	(1,138,000)
2013	5,823,000	(1,311,000)
2014	4,621,000	(1,311,000)
2015	4,601,000	(1,311,000)
2016	3,427,000	(218,000)
2017 Thereafter	9,056,000	—

Balance at the end of the year	$36,969,000	$5,829,000

15

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements (continued)
9. Commitments and Contingencies (continued)
Capital Leases
The Company leases certain office equipment under capital leases. Approximate future minimum payments under these agreements consisted of the following at June 30, 2011:

Period ending June 30, 2011
July 1, 2011 to December 31, 2011	$354,000
2012	46,000
2013	33,000
2014	7,000

440,000
Less amount representing interest	14,000

$426,000

Guarantee Payments
The Company has an agreement with a specific producer that requires annual guarantee payments which expires by December 31, 2014. Future annual guaranteed payments for producer are as follows:

Period ending June 30
July 1, 2011 to December 31, 2011	$1,550,000
2012	3,200,000
2013	3,300,000
2014	3,400,000

$11,450,000

16

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements (continued)
9. Commitments and Contingencies (continued)
Employment Agreements
The Company has entered into employment agreements with certain of its executives, which provide for annual compensation plus, in most cases, bonuses and other benefits. As of June 30, 2011, future minimum annual payments under these agreements are as follows:

Period ending June 30
July 1, 2011 to December 31, 2011	$2,844,000
2012	3,225,000
2013	2,918,000

$8,987,000

Management Agreement
The Company has a Management Agreement with Westwood One Radio Networks, Inc. (“WON”), whereby the Company is managing and operating eight 24/7 music formats (the “Formats”). The Company recognizes all revenue and incurs all expenses related to the operation of the Formats. The Management Agreement requires the Company to pay a rights fee of approximately, $2.5 million in 2010 and $2.6 million in each of 2011 and 2012. The fees in 2011 and 2012 may be reduced if the Company exercises a call option commencing on June 30, 2011 to purchase the Formats for approximately $4.9 million. In addition, if the Company does not exercise its call option, WON can exercise its put option on January 15, 2012 for the same amount. For the six-months ended June 30.2011 and 2010, respectively, in addition to the minimum rights fees’ obligation, the Company made an additional payment of $660,000 and $632,500, respectively, which is included in prepaid expenses. The Company exercised its call option on July 29, 2011. (See Note 11).
Legal Matters
The Company, from time-to-time, is named as a defendant in certain lawsuits. Management’s opinion is that the outcome of such litigation will not materially affect the Company’s consolidated financial position or its results of operations or cash flows.

17

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements (continued)
10. Income Taxes
Long term deferred income tax liabilities totaled $11,429,000 and $10,353,000 as of June 30, 2011 and December 31, 2010, respectively. The deferred income tax liability includes a tax basis difference related to the Company’s indefinite lived intangible asset, where the Company determined that it would no longer be able to support the use of the deferred tax asset related to its net operating losses to offset the liability and tax basis difference related to the Company’s domestic operations.
11. Subsequent Events
On July 29, 2011, the Company exercised its call option under the WON Management Agreement (see Note 9) to purchase the Formats for $4,950,000.
On July 29, 2011 the Board of Directors of the Company approved a reorganization of the Company whereby the Company will discontinue the operations of its Digital division and MJI, included in the Radio division.

18

Verge Media Companies, Inc.
Notes to Consolidated Financial Statements (continued)
11. Subsequent Events (continued)
On July 30, 2011, the Company and Radio Network Holdings, LLC (“RNH”), a Delaware corporation and a newly formed wholly-owned subsidiary of Westwood One, Inc. (“Westwood”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which the Company will merge with and into RNH (the “Merger”). Completion of the Merger is subject to customary conditions, including, among others: (1) completion of the debt financing for the transaction, (2) receipt of required regulatory approvals, (3) the absence of legal impediments to the Merger, (4) the expiration or early termination of the waiting period applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and any required approvals thereunder, (5) the absence of certain material adverse changes or events, (6) the accuracy of the other party’s representations and warranties and (7) there not being holders of more than 3% of the outstanding shares of the Company’s common stock properly exercising appraisal rights. The Merger Agreement may be terminated by (1) mutual consent of Westwood and the Company, (2)Westwood or the Company if the Merger has not be completed by October 28, 2011, (3) Westwood or the Company if the Merger has been permanently enjoined or declared illegal, (4) Westwood or the Company upon certain breaches of the Merger Agreement by the other party or (5) by Westwood if it receives a unsolicited Superior Proposal (as defined in the Merger Agreement) on or before August 26, 2011 and Westwood’s board of directors believes it is required to terminate the Merger Agreement pursuant to its fiduciary duties. If the Merger is completed RNH will issue approximately 34.4 million shares of unregistered Class B common stock to the Company’s stockholders who are expected to hold approximately 59% of the common stock of the combined company after the Merger. This expectation is based on preliminary estimates which may materially change. The proposed merger will be accounted for as reverse acquisition. If the Westwood’s Board elects to terminate the Merger Agreement because they receive an unsolicited superior proposal and other conditions related thereto are met, Westwood will owe a termination fee of $5,625,000 to the Company.
In preparation of the consolidated financial statements, the Company considered subsequent events through September 6, 2011.

19